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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09885

Janus Adviser Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado			80206
(Address of principal executive offices)			(Zip code)

Kelley Abbott Howes, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-333-3863

Date of fiscal year end:	7/31

Date of reporting period:	1/31/07

Item 1 - Reports to Shareholders

2007 Semiannual Report

Janus Adviser Series

Growth & Core

Janus Adviser Large Cap Growth Fund

Janus Adviser Forty Fund

Janus Adviser Orion Fund

Janus Adviser Mid Cap Growth Fund

Janus Adviser Small-Mid Growth Fund

Janus Adviser Growth and Income Fund

Janus Adviser Fundamental Equity Fund

Janus Adviser Contrarian Fund

Janus Adviser Balanced Fund

Risk-Managed

Janus Adviser INTECH Risk-Managed Growth Fund

Janus Adviser INTECH Risk-Managed Core Fund

Janus Adviser INTECH Risk-Managed Value Fund

Value

Janus Adviser Mid Cap Value Fund

Janus Adviser Small Company Value Fund

International & Global

Janus Adviser Worldwide Fund

Janus Adviser International Equity Fund

Janus Adviser International Growth Fund

Alternative

Janus Adviser Long/Short Fund

Bond

Janus Adviser Flexible Bond Fund

Janus Adviser High-Yield Fund

Money Market

Janus Adviser Money Market Fund

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics
    and holdings

Table of Contents

Janus Adviser Series

Useful Information About Your Fund Report	1

Management Commentaries and Schedules of Investments

Growth & Core

Large Cap Growth Fund	2

Forty Fund	11

Orion Fund	17

Mid Cap Growth Fund	24

Small-Mid Growth Fund	32

Growth and Income Fund	39

Fundamental Equity Fund	46

Contrarian Fund	53

Balanced Fund	61

Risk-Managed

INTECH Risk-Managed Growth Fund	70

INTECH Risk-Managed Core Fund	80

INTECH Risk-Managed Value Fund	89

Value

Mid Cap Value Fund	99

Small Company Value Fund	107

International & Global

Worldwide Fund	114

International Equity Fund	122

International Growth Fund	129

Alternative

Long/Short Fund	136

Bond

Flexible Bond Fund	145

High-Yield Fund	155

Money Market

Money Market Fund	166

Statements of Assets and Liabilities	168

Statements of Operations	172

Statements of Changes in Net Assets	176

Financial Highlights	181

Notes to Schedules of Investments	207

Notes to Financial Statements	212

Additional Information	241

Explanations of Charts, Tables and Financial Statements	246

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds' managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds' managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was January 31, 2007. As the investing environment changes, so could the managers' opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); networking fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from August 1, 2006 to January 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive each Fund's total operating expenses, with the exception of Janus Adviser Money Market Fund, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), the administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least December 1, 2008. Janus Capital has agreed to waive Janus Adviser Money Market Fund's total operating expenses, excluding any class specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares and Class C Shares), the administrative services fees (applicable to Class S Shares), brokerage commissions, interest, taxes and extraordinary expenses to a certain limit. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees (where applicable). Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Adviser Series January 31, 2007 1

Fund Snapshot

This fund invests primarily in common stocks of larger, more established companies singled out for their growth potential. In addition, part of the fund is invested in small- and mid-cap companies from a diverse collection of businesses representing nearly every sector of the economy.

David Corkins

portfolio manager

Janus Adviser Large Cap Growth Fund (unaudited)

Performance Overview

In this letter, I would like to discuss my investment process and strategy, and review the Fund's performance during the six-month period ended January 31, 2007. Throughout the period, I continued my efforts to consolidate the portfolio, a task I undertook upon taking over management of the Fund last February. My goal is for the Fund to own 70 to 95 individual holdings that earn my highest conviction. I believe that this number allows for the investment team to better assess risks, potential rewards and leverage points of the businesses owned, while still providing sufficient diversification.

At the same time, I continue to leverage the efforts of our entire research team, focusing the portfolio on the best investment ideas. Over the past six months, I continued to raise the percentage of assets that are internally-rated "buy" and "strong-buy" to reflect the high degree of confidence I have in our analysts' work. I believe that, as long as we maintain our focus on quality fundamental research, our shareholders will be rewarded.

Throughout 2006, I also continued to rebalance the Fund across the various market sectors. Nonetheless, going forward I expect to focus more on individual company fundamentals, rather than on relative sector concentrations.

In short, the Fund today is more focused in terms of companies, more diverse in terms of industries, and is populated with the best efforts of our entire research team. My prospective goal is to lower turnover within the Fund and compound returns, alongside the companies within the portfolio.

Performance Review

My goal, as always, is to seek superior long-term returns for shareholders. In practice, these returns are measured by positive absolute performance and consistent execution in both up and down markets.

For the six months ended January 31, 2007, Janus Adviser Large Cap Growth Fund's Class S Shares advanced 14.11%, slightly underperforming the Fund's primary benchmark, the Russell 1000® Growth Index, which gained 15.12%. Our secondary benchmark, the S&P 500® Index, returned 13.75%.

The Investment Environment

The equity market enjoyed strong performance for much of the period, supported by retreating energy prices and a pause in Federal Reserve (Fed) credit tightening. After raising overnight lending rates by 100 basis points in the first half of 2006, Fed policymakers returned to the sidelines in late summer amid signs of a softening housing market and slowing economic growth. Additionally, oil prices had moved off their earlier highs.

The Fed continued to hold the overnight Federal Funds rate unchanged at 5.25% from August through January. While some investors took this pause as a sign that the Fed's next move might be a rate cut, policymakers themselves continued to warn of underlying inflation pressures and tight resource capacity. More recently, signs of firming in the housing market and continued tight resource capacity appeared to dampen prospects for a near-term rate cut.

Strong Stock Selection Across Industries Benefited Performance

The Fund's broadly diversified approach served it well in this volatile period, as companies from a variety of sectors contributed notably. Individual holdings proved especially valuable in the retail, capital goods, materials, and household and personal products sectors. One of the largest positive contributors for the period was upscale retailer Nordstrom, which continued to report robust sales and improved profit margins. In November, the company won favor with investors by reporting a near 26% surge in its third quarter profits.

Boeing was another strong contributor, advancing after reporting better-than-expected margins and raising earnings guidance for 2007. The aircraft manufacturer provides an excellent example of what we look for in a stock: strong competitive positioning, attractive industry dynamics, rising returns on capital and free cash flow and a management focus on shareholder value. The company is currently capitalizing on vigorous demand from international carriers, as well as from greater interest in more fuel-efficient planes. In addition, the stock has benefited from negative developments at

2 Janus Adviser Series January 31, 2007

(unaudited)

competitor Airbus, which faced delays in the development of its A380 superjumbo jet and turmoil at the executive level.

Performance also continued to benefit from our decision earlier in 2006 to increase the Fund's stake in select financial services stocks that we believed offered attractive risk/potential reward characteristics. In particular, we were attracted to the high levels of free cash flow generation, rising returns and strong management teams at these franchises, many of which we believed were selling at a discount to their underlying value. Consequently, I built meaningful positions in financial stocks such as JPMorgan Chase and American Express – a strategy that paid off as these companies gained renewed favor with investors. Among our financial holdings, JPMorgan Chase proved a significant contributor to the Fund's performance for the period, supported by accelerating revenues in its wholesale businesses and a reduced cost structure. I remain constructive on the outlook for the business, and believe that new management at the firm will continue to invest in the business and drive increased returns on invested capital.

The Fund's household and personal products stocks also outperformed the broader market over the past six months. One of the largest holdings, consumer products giant Procter & Gamble, continued to impress investors with its strong financial performance and market positioning. Its integration of former rival Gillette appears to be proceeding ahead of schedule, creating new revenue streams and cost synergies.

Select Healthcare and Technology Shares Hinder Performance

On the downside, market volatility took a toll on a number of the Fund's semiconductor stocks during the period. Chipmaker Advanced Micro Devices (AMD) retreated as revenues sagged and margins tightened amid increased competition and pricing pressures from Intel. The company has also faced concerns over possible earnings dilution related to its recent acquisition of ATI. Despite its disappointing performance, I remain constructive on AMD's market position and long-term potential, due in part to its inherent architectural advantages over Intel. Consequently, I maintained a slightly reduced stake in the company.

Within the healthcare sector, biotechnology company Amylin Pharmaceuticals was hurt by weaker-than-expected demand for its new diabetes drug, Byetta. On a positive note, in late December the Food & Drug Administration approved Byetta injections as a complimentary therapy to help control blood sugar levels for patients with type-2 diabetes. In November, the drug was also approved as a type-2 diabetes treatment in the European Union. We will continue to closely monitor the script trends going forward to assess penetration of this drug.

Another stock that negatively impacted performance was natural foods retailer Whole Foods Market, which disappointed investors by reporting moderating same-store sales figures. Nonetheless, I only slightly reduced our exposure to the name, given our upbeat assessment of the company's growth prospects and expanding store base.

Looking Forward

I would caution that uncertainty over the strength of the economy and the risks of commodity price inflation could keep markets volatile in the near-term. In particular, I remain concerned about the prospects for the U.S. dollar and the long-term implications from higher commodity prices. While foreign investors have provided critical support to domestic markets, their continued interest in U.S. securities could be stunted by sustained dollar weakness.

At the same time, I remain heartened by generally healthy corporate balance sheets and relatively low levels of corporate leverage. Indeed, one recent study suggested that the S&P 500® Index could use debt to immediately repurchase 26% of its outstanding shares and simply return to average historical debt-to-equity levels. Dramatically higher levels of domestic, private equity fundraising also tend to add a floor to domestic valuations. The result is significant market liquidity that could help to support underlying market gains.

Despite these crosscurrents, I have confidence in the individual stocks within the Fund. Our intensive research efforts will continue to seek companies that offer high free cash flow, rising returns on capital and management teams that are focused on shareholder value creation. This is the same process I have used over the last 10 years during my tenure as portfolio manager of two retail funds – Janus Growth and Income Fund (8/97-12/03) and Janus Mercury Fund (2/03-1/06) – and now Janus Adviser Large Cap Growth Fund and its retail counterpart, Janus Fund. I believe this disciplined, research-driven investment process will deliver solid long-term returns for investors.

Thank you for your investment in Janus Adviser Large Cap Growth Fund.

Janus Adviser Series January 31, 2007 3

Janus Adviser Large Cap Growth Fund (unaudited)

Janus Adviser Large Cap Growth Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Nordstrom, Inc.	0.74%
Precision Castparts Corp.	0.71%
EMC Corp.	0.53%
Boeing Co.	0.51%
IAC/InterActiveCorp	0.51%

5 Largest Detractors from Performance – Holdings

Contribution
Advanced Micro Devices, Inc.	(0.29)%
Whole Foods Market, Inc.	(0.28)%
TXU Corp.	(0.21)%
Amylin Pharmaceuticals, Inc.	(0.16)%
Credit Saison Company, Ltd.	(0.08)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Retailing	2.08%	6.02%	6.05%
Capital Goods	2.07%	10.86%	10.39%
Diversified Financials	1.76%	10.85%	5.31%
Technology Hardware & Equipment	1.76%	6.18%	10.79%
Software & Services	1.60%	10.60%	10.80%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Semiconductors & Semiconductor Equipment	(0.15)%	3.83%	4.92%
Food & Staples Retailing	(0.11)%	1.97%	3.36%
Commercial Services & Supplies	0.00%	0.00%	1.31%
Real Estate	0.00%	0.00%	1.04%
Media	0.06%	0.29%	3.45%

4 Janus Adviser Series January 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2007

Boeing Co. Aerospace and Defense	3.5%
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	3.5%
Roche Holding A.G. Medical - Drugs	3.3%
Procter & Gamble Co. Cosmetics and Toiletries	3.2%
Exxon Mobil Corp. Oil Companies - Integrated	2.8%
16.3%

Asset Allocation – (% of Net Assets)

As of January 31, 2007

Emerging markets comprised 0.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2007	As of July 31, 2006

Janus Adviser Series January 31, 2007 5

Janus Adviser Large Cap Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2007

	Fiscal Year-to-Date	One Year		Five Year		Ten Year	Since Inception*
Janus Adviser Large Cap Growth Fund - A Shares
NAV	14.26%	8.70%		3.57%		5.87%	8.41%
MOP	7.69%	2.44%		2.47%		5.36%	8.24%
Janus Adviser Large Cap Growth Fund - C Shares
NAV	13.81%	7.91%		2.94%		5.21%	7.77%
CDSC	12.72%	6.83%
Janus Adviser Large Cap Growth Fund - I Shares	14.42%	18.87%		3.57%		5.87%	8.41%
Janus Adviser Large Cap Growth Fund - R Shares	13.97%	8.13%		3.33%		5.63%	8.27%
Janus Adviser Large Cap Growth Fund - S Shares	14.11%	8.43%		3.57%		5.87%	8.41%
Russell 1000® Growth Index	15.12%	9.95%		3.58%		5.00%	8.95%
S&P 500® Index	13.75%	14.51%		6.82%		7.93%	10.86%
Lipper Quartile - S Shares	–	1	st	2	nd	N/A**	N/A**
Lipper Ranking - S Shares based on total returns for Large-Cap Growth Funds	–	147/731		189/511		N/A**	N/A**

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class A Shares' estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class R Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class I Shares' estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The one year average annual total return of Janus Adviser Large Cap Growth Fund - I Shares reflects large fluctuations in asset size and shareholder transactions and is not indicative of future performance.

*The predecessor fund's inception date - September 13, 1993

**The Lipper ranking for the Fund's S Shares is not available

6 Janus Adviser Series January 31, 2007

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,142.60	$4.91
Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.63
Expense Example - C Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,138.10	$8.95
Hypothetical (5% return before expenses)	$1,000.00	$1,016.84	$8.44
Expense Example - I Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,144.20	$3.57
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.36
Expense Example - R Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,139.70	$7.60
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.17
Expense Example - S Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,141.10	$6.26
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90

*Expenses are equal to the annualized expense ratio of 0.91% for A Shares, 1.66% for C Shares, 0.66% for I Shares, 1.41% for R Shares and 1.16% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. – A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Janus Adviser Series January 31, 2007 7

Janus Adviser Large Cap Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Common Stock - 98.0%
Aerospace and Defense - 5.2%
116,280	BAE Systems PLC**	$961,359
64,855	Boeing Co.**	5,808,413
18,870	Lockheed Martin Corp.	1,833,975
		8,603,747
Agricultural Chemicals - 2.9%
44,045	Monsanto Co.	2,426,439
12,868	Syngenta A.G.*	2,378,272
		4,804,711
Agricultural Operations - 0.6%
31,560	Archer-Daniels-Midland Co.**	1,009,920
Audio and Video Products - 0.5%
17,700	Sony Corp.**	818,724
Automotive - Cars and Light Trucks - 1.1%
29,811	BMW A.G.**	1,825,312
Building - Residential and Commercial - 0.4%
960	NVR, Inc.*,#	664,819
Casino Hotels - 0.8%
16,620	Station Casinos, Inc.	1,382,784
Cellular Telecommunications - 0.9%
34,955	America Movil S.A. de C.V. - Series L (ADR)	1,550,604
Chemicals - Diversified - 0.7%
17,300	Shin-Etsu Chemical Company, Ltd.**	1,131,020
Commercial Services - Finance - 1.7%
11,945	Moody's Corp.	854,784
34,715	Paychex, Inc.	1,388,947
22,000	Western Union Co.	491,480
		2,735,211
Computers - 2.7%
28,705	Apple, Inc.*,**	2,460,880
29,240	Hewlett-Packard Co.	1,265,507
6,180	Research In Motion, Ltd. (U.S. Shares)*	789,680
		4,516,067
Computers - Memory Devices - 1.7%
202,885	EMC Corp.*	2,838,361
Consumer Products - Miscellaneous - 1.1%
25,760	Kimberly-Clark Corp.	1,787,744
Containers - Metal and Glass - 0.8%
27,905	Ball Corp.	1,292,560
Cosmetics and Toiletries - 3.7%
21,155	Avon Products, Inc.	727,520
81,854	Procter & Gamble Co.	5,309,868
		6,037,388
Distribution/Wholesale - 0.7%
107,000	Esprit Holdings, Ltd.	1,093,406
Diversified Operations - 2.8%
127,870	General Electric Co.	4,609,714
E-Commerce/Services - 1.7%
34,717	eBay, Inc.*	1,124,484
41,710	IAC/InterActiveCorp*,**,#	1,601,664
		2,726,148
Electric - Integrated - 1.3%
40,365	TXU Corp.	2,182,939

Shares or Principal Amount		Value
Electric Products - Miscellaneous - 0.5%
19,700	Emerson Electric Co.	$885,909
Electronic Components - Semiconductors - 3.0%
107,120	Advanced Micro Devices, Inc.*	1,665,716
102,670	Texas Instruments, Inc.#	3,202,277
		4,867,993
Electronic Forms - 0.7%
30,425	Adobe Systems, Inc.*	1,182,620
Enterprise Software/Services - 1.9%
88,575	Oracle Corp.*	1,519,947
33,595	SAP A.G. (ADR)**	1,556,792
		3,076,739
Entertainment Software - 1.4%
44,985	Electronic Arts, Inc.*,**	2,249,250
Finance - Consumer Loans - 0.8%
27,060	SLM Corp.	1,243,678
Finance - Credit Card - 1.3%
38,205	American Express Co.	2,224,295
Finance - Investment Bankers/Brokers - 7.4%
113,165	JP Morgan Chase & Co.	5,763,492
28,575	Merrill Lynch & Company, Inc.	2,673,477
35,136	UBS A.G.	2,208,526
24,855	UBS A.G. (U.S. Shares)	1,566,114
		12,211,609
Finance - Mortgage Loan Banker - 1.4%
42,025	Fannie Mae	2,375,673
Finance - Other Services - 0.7%
2,055	Chicago Mercantile Exchange Holdings, Inc.**	1,157,582
Food - Retail - 0.5%
18,450	Whole Foods Market, Inc.#	796,856
Food - Wholesale/Distribution - 0.7%
32,335	Sysco Corp.	1,117,174
Independent Power Producer - 2.1%
58,055	NRG Energy, Inc.*,#	3,479,236
Industrial Automation and Robotics - 0.9%
23,730	Rockwell Automation, Inc.	1,452,513
Insurance Brokers - 0.7%
38,690	Marsh & McLennan Companies, Inc.	1,141,355
Internet Infrastructure Software - 0.6%
17,555	Akamai Technologies, Inc.*,**,#	986,240
Investment Management and Advisory Services - 0.9%
13,690	Legg Mason, Inc.	1,435,397
Medical - Biomedical and Genetic - 1.9%
43,570	Celgene Corp.*	2,338,837
9,905	Genentech, Inc.*	865,400
		3,204,237
Medical - Drugs - 4.7%
54,220	Merck & Company, Inc.	2,426,345
28,689	Roche Holding A.G.	5,408,624
		7,834,969
Medical - HMO - 1.9%
59,312	Coventry Health Care, Inc.*	3,057,534

See Notes to Schedules of Investments and Financial Statements.
8 Janus Adviser Series January 31, 2007

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Medical - Wholesale Drug Distributors - 1.1%
25,745	Cardinal Health, Inc.	$1,838,708
Medical Instruments - 0.4%
6,970	Intuitive Surgical, Inc.*	685,918
Medical Products - 0.4%
16,080	Varian Medical Systems, Inc.*	741,770
Metal Processors and Fabricators - 1.6%
30,330	Precision Castparts Corp.	2,696,034
Networking Products - 0.6%
34,164	Cisco Systems, Inc.*	908,421
Oil and Gas Drilling - 0.7%
35,775	Nabors Industries, Ltd.*,#	1,083,267
Oil Companies - Exploration and Production - 1.1%
13,325	Apache Corp.	972,325
19,160	EnCana Corp. (U.S. Shares)	920,255
		1,892,580
Oil Companies - Integrated - 3.5%
63,465	Exxon Mobil Corp.	4,702,757
20,295	Hess Corp.	1,095,727
		5,798,484
Oil Refining and Marketing - 0.6%
18,945	Valero Energy Corp.	1,028,335
Pharmacy Services - 1.0%
27,025	Caremark Rx, Inc.	1,655,552
Reinsurance - 1.0%
449	Berkshire Hathaway, Inc. - Class B*,#	1,646,640
Retail - Apparel and Shoe - 2.7%
29,846	Industria de Diseno Textil S.A.**	1,699,518
50,120	Nordstrom, Inc.	2,792,185
		4,491,703
Retail - Building Products - 0.7%
34,915	Lowe's Companies, Inc.	1,176,985
Retail - Consumer Electronics - 0.5%
17,360	Best Buy Company, Inc.	874,944
Retail - Drug Store - 0.8%
38,415	CVS Corp.	1,292,665
Retail - Office Supplies - 1.3%
80,730	Staples, Inc.	2,076,376
Savings/Loan/Thrifts - 0.9%
53,795	Hudson City Bancorp, Inc.#	740,757
44,720	NewAlliance Bancshares, Inc.#	715,520
		1,456,277
Semiconductor Components/Integrated Circuits - 0.4%
32,200	Marvell Technology Group, Ltd.*	588,938
Soap and Cleaning Preparations - 1.3%
44,759	Reckitt Benckiser PLC**	2,159,585
Telecommunication Services - 0.6%
33,820	NeuStar, Inc. - Class A*	1,044,700
Telephone - Integrated - 0.7%
191,060	Level 3 Communications, Inc.*,**,#	1,186,483
Therapeutics - 1.5%
26,525	Amylin Pharmaceuticals, Inc.*	1,028,640
23,445	Gilead Sciences, Inc.*	1,507,982
		2,536,622

Shares or Principal Amount		Value
Tobacco - 0.5%
8,470	Altria Group, Inc.	$740,193
Transportation - Railroad - 1.4%
31,880	Canadian National Railway Co. (U.S. Shares)	1,456,597
9,000	Union Pacific Corp.	909,000
		2,365,597
Transportation - Services - 1.3%
40,460	C.H. Robinson Worldwide, Inc.#	2,146,403
Web Portals/Internet Service Providers - 3.5%
4,585	Google, Inc. - Class A*,**	2,298,461
122,365	Yahoo!, Inc.*	3,464,153
		5,762,614
Wireless Equipment - 2.6%
36,095	Crown Castle International Corp.*	1,269,100
40,755	Nokia Oyj (ADR)**	900,686
56,160	QUALCOMM, Inc.	2,114,985
		4,284,771
Total Common Stock (cost $124,113,568)		161,752,603
U.S. Treasury Notes - 0.9%
$183,000	6.25%, due 2/15/07**	183,057
1,246,000	3.375%, due 2/28/07**	1,244,345
Total U.S. Treasury Notes (cost $1,427,487)		1,427,402
Other Securities - 7.6%
12,588,445	State Street Navigator Securities Lending Prime Portfolio† (cost $12,588,445)	12,588,445
Total Investments (total cost $138,129,500) – 106.5%		175,768,450
Liabilities, net of Cash, Receivables and Other Assets – (6.5)%		(10,758,124)
Net Assets – 100%		$165,010,326

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$2,765,611	1.6%
Canada	3,166,532	1.8%
Finland	900,686	0.5%
Germany	3,382,104	1.9%
Japan	1,949,744	1.1%
Mexico	1,550,604	0.9%
Spain	1,699,518	0.9%
Switzerland	11,561,536	6.6%
United Kingdom	3,120,944	1.8%
United States††	145,671,171	82.9%
Total	$175,768,450	100.0%

††Includes Short-Term Securities and Other Securities (74.9% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 3/15/07	320,000	$628,590	$(31,243)
Euro 4/18/07	175,000	228,817	(769)
Euro 6/8/07	1,110,000	1,454,152	(2,184)
Japanese Yen 4/18/07	48,000,000	401,899	29,397
Total		$2,713,458	$(4,799)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 9

Janus Adviser Large Cap Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Value
Schedule of Written Options - Calls
Akamai Technologies, Inc. Expires February 2007 19 contracts Exercise price $65.00	$(475)
Apple, Inc. Expires February 2007 17 contracts Exercise price $115.00	(85)
Apple, Inc. Expires February 2007 26 contracts Exercise price $125.00	(130)
Apple, Inc. Expires April 2007 47 contracts Exercise price $120.00	(940)
Archer-Daniels-Midland Co. Expires February 2007 35 contracts Exercise price $35.00	(700)
Boeing Co. Expires February 2007 17 contracts Exercise price $7.50	(255)
Chicago Mercantile Exchange Holdings, Inc. Expires February 2007 1 contract Exercise price $630.00	(30)
Chicago Mercantile Exchange Holdings, Inc. Expires February 2007 6 contracts Exercise price $660.00	(30)
Chicago Mercantile Exchange Holdings, Inc. Expires March 2007 1 contract Exercise price $640.00	(168)
Chicago Mercantile Exchange Holdings, Inc. Expires March 2007 1 contract Exercise price $670.00	(45)
Electronic Arts, Inc. Expires February 2007 46 contracts Exercise price $55.00	(1,840)
Google, Inc. - Class A Expires February 2007 4 contracts Exercise price $570.00	(640)

Value
Schedule of Written Options - Calls (continued)
IAC/InterActivCorp Expires February 2007 29 contracts Exercise price $42.50	$(435)
Level 3 Communications, Inc. Expires February 2007 2 contracts Exercise price $7.50	(10)
Total Written Options - Calls
251 contracts (Premiums received $17,430)	$(5,783)
Schedule of Written Options - Puts
Best Buy Company, Inc. Expires February 2007 81 contracts Exercise price $42.50	$(243)
Best Buy Company, Inc. Expires February 2007 46 contracts Exercise price $45.00	(414)
Electronic Arts, Inc. Expires February 2007 46 contracts Exercise price $45.00	(1,150)
Nabors Industries, Ltd. Expires February 2007 100 contracts Exercise price $27.50	(500)
QUALCOMM, Inc. Expires February 2007 46 contracts Exercise price $35.00	(598)
TXU Corp. Expires February 2007 29 contracts Exercise price $47.50	(145)
Total Written Options - Puts
348 contracts (Premiums received $11,994)	$(3,050)

See Notes to Schedules of Investments and Financial Statements.
10 Janus Adviser Series January 31, 2007

Janus Adviser Forty Fund (unaudited)

Fund Snapshot

This fund invests primarily in a concentrated portfolio of companies of any size, including large-capitalization domestic companies and faster-growing, medium- and small-sized companies.

Scott Schoelzel

portfolio manager

Performance Overview

I would, first and foremost, like to thank you for your continued investment and confidence in Janus Adviser Forty Fund; it continues to be a genuine honor to manage your investment in the Fund.

For the six-month period ended January 31, 2007, Janus Adviser Forty Fund's Class S Shares returned 14.74%, compared to the Fund's primary benchmark, the Russell 1000® Growth Index, which returned 15.12%, and its secondary benchmark, the S&P 500® Index, which returned 13.75%. Janus Adviser Forty Fund placed in the top 20% of all Lipper Large-Cap Growth Funds for the period. When these returns are added to the returns generated in years past, the since-inception performance record is something we are proud of and is detailed in the chart below:

As of 1/31/07	One Year	Three Years	Five Years	Since Inception (5/97)
Class S Shares	9.63%	14.42%	9.37%	12.99%
Russell 1000® Growth Index	9.95%	7.05%	3.58%	5.13%

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit janus.com/info for performance current to the most recent month-end. Total return includes reinvestment of dividends and capital gains.

Lipper Quartile As of 1/31/07	One Year	Three Years	Five Years	Since Inception (5/97)
Class S Shares	1st	1st	1st	1st
Rank based on total returns for Lipper Large-Cap Growth Funds	(77 out of 731)	(2 out of 622)	(3 out of 511)	(1 out of 206)

What Went Right

Two of the biggest contributors to the Fund's performance during the period were gaming entities Las Vegas Sands and Harrah's Entertainment. Las Vegas Sands, which was the top performer during the period, gained amid enthusiasm over industry growth in Macau, where the company operates one facility, is building another and is developing two master-planned communities in the region. Harrah's surged as a group of investors announced it was taking the company private in a $28 billion buyout.

Fund performance also benefited from our investment in Research In Motion, the Canadian maker of the wildly popular BlackBerry mobile computing device. Relying heavily on the prowess of our analysts, this long-term holding, like many of our positions, has been somewhat controversial. After initially studying the opportunity carefully, we initiated a "starter" position. Of particular concern, though, was the eventual outcome of a highly visible, albeit somewhat misunderstood, patent lawsuit. In addition to our own research, we enlisted the assistance of a number of patent attorneys, who together with other third party intellectual property experts led us to believe that the likely outcome would be a far reaching financial settlement. As the controversy swirled, we took the opportunity to add to our position and, in the end, our analysis proved correct: the issue was resolved financially and the company continued to thrive in the marketplace.

The Research In Motion situation demonstrates how we are willing to take a "non-consensus" view of an investment opportunity. Rooted in the confidence and conviction in our analysts' work, we opportunistically build meaningful investment positions that we believe will blossom into profitable investments for our investors. While results like those obtained from Research In Motion are not a guarantee of future performance and are not always typical of holdings in the Fund, I believe it's the DNA of Janus' research process that made the difference.

What Went Wrong

In our annual letter in July, we discussed our decision to reduce our stake in one of the Fund's long-held positions: health insurer UnitedHealth Group. Although UnitedHealth contributed modestly to the Fund's performance during this reporting period, it delivered sizeable gains over the duration of our ownership. However, we began to reduce our exposure

Janus Adviser Series January 31, 2007 11

Janus Adviser Forty Fund (unaudited)

during the first half of 2006 and continued to do so over the past six-month period.

The poorest performing stock during the period, oil and natural gas producer Occidental Petroleum, dropped as oil prices sagged and natural gas prices plummeted far below year-ago levels. Still encouraged by the company's long-term prospects, we built up our stake in Occidental, although we reduced our overall exposure to the energy sector. For example, we liquidated some of our stake in oil refiner Valero Energy, which slumped as oil prices dropped from mid-summer highs.

Outlook

As we discussed in our last two investor letters, we had been looking for the headwinds of higher interest rates and higher energy prices to begin to abate. Finally, this appears to be happening, as the Federal Reserve has held its key interest rate steady for seven months and oil prices have settled into a tolerable range. Historically, such an environment has been favorable to financial assets. I believe valuations in the largest capitalization stocks are just as attractive as they have been over the past three to four years, and there are some very exciting companies being built at the low end of the large capitalization universe. I believe that our research-centric investment process is sound, and I credit the entire research and portfolio management team for the Fund's results.

Thank you for your continued investment and confidence in Janus Adviser Forty Fund.

Janus Adviser Forty Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Las Vegas Sands Corp.	3.33%
Research In Motion, Ltd. (U.S. Shares)	1.97%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	1.91%
Harrah's Entertainment, Inc.	1.53%
Goldman Sachs Group, Inc.	1.35%

5 Largest Detractors from Performance – Holdings

Contribution
Occidental Petroleum Corp.	(0.56)%
Valero Energy Corp.	(0.55)%
Amylin Pharmaceuticals, Inc.	(0.32)%
Peabody Energy Corp.	(0.30)%
Archer-Daniels-Midland Co.	(0.27)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Consumer Services	4.90%	10.74%	2.62%
Materials	3.80%	11.13%	2.70%
Technology Hardware & Equipment	2.64%	7.22%	10.79%
Diversified Financials	1.96%	6.27%	5.31%
Software & Services	1.60%	7.94%	10.80%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Energy	(1.66)%	17.41%	4.07%
Food & Staples Retailing	(0.26)%	1.13%	3.36%
Media	(0.19)%	0.41%	3.45%
Utilities	(0.11)%	0.55%	1.43%
Transportation	0.00%	0.00%	2.64%

12 Janus Adviser Series January 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2007

Las Vegas Sands Corp. Casino Hotels	7.2%
Google, Inc. - Class A Web Portals/Internet Service Providers	4.8%
Wells Fargo & Co. Super-Regional Banks	4.7%
Harrah's Entertainment, Inc. Casino Hotels	4.6%
Celgene Corp. Medical - Biomedical and Genetic	4.4%
25.7%

Asset Allocation – (% of Net Assets)

As of January 31, 2007

Emerging markets comprised 1.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2007	As of July 31, 2006

Janus Adviser Series January 31, 2007 13

Janus Adviser Forty Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2007

	Fiscal Year-to-Date	One Year		Five Year		Since Inception*
Janus Adviser Forty Fund - A Shares
NAV	14.89%	9.87%		9.37%		12.99%
MOP	8.23%	3.56%		8.21%		12.38%
Janus Adviser Forty Fund - C Shares
NAV	14.46%	9.09%		8.78%		12.47%
CDSC	13.35%	8.04%
Janus Adviser Forty Fund - I Shares	15.02%	10.17%		9.37%		12.99%
Janus Adviser Forty Fund - R Shares	14.60%	9.36%		9.12%		12.77%
Janus Adviser Forty Fund - S Shares	14.74%	9.63%		9.37%		12.99%
Russell 1000® Growth Index	15.12%	9.95%		3.58%		5.13%
S&P 500® Index	13.75%	14.51%		6.82%		7.91%
Lipper Quartile - S Shares	–	1	st	1	st	1	st
Lipper Ranking - S Shares based on total returns for Large-Cap Growth Funds	–	77/731		3/511		1/206

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class A Shares' estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class R Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class I Shares' estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund is classified as "nondiversified", meaning it has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

*The predecessor fund's inception date - May 1, 1997

14 Janus Adviser Series January 31, 2007

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,148.88	$4.99
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.69
Expense Example - C Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,144.56	$9.04
Hypothetical (5% return before expenses)	$1,000.00	$1,016.78	$8.50
Expense Example - I Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,150.22	$3.57
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.36
Expense Example - R Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,145.97	S7.61
Hypothetical (5% return before expenses)	$1,000.00	$1,018.11	$7.16
Expense Example - S Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,147.44	$6.25
Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.87

*Expenses are equal to the annualized expense ratio of 0.92% for A Shares, 1.67% for C Shares, 0.66% for I Shares, 1.41% for R Shares and 1.15% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Adviser Series January 31, 2007 15

Janus Adviser Forty Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Common Stock - 92.8%
Aerospace and Defense - 1.5%
4,384,025	BAE Systems PLC	$36,245,461
Agricultural Chemicals - 9.8%
650,710	Monsanto Co.	35,847,614
657,110	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	102,528,873
513,203	Syngenta A.G.*	94,850,493
		233,226,980
Agricultural Operations - 1.7%
540,240	Bunge, Ltd.#	41,571,468
Audio and Video Products - 1.7%
897,555	Sony Corp. (ADR)	41,583,723
Casino Hotels - 11.8%
1,298,110	Harrah's Entertainment, Inc.	109,664,333
1,647,575	Las Vegas Sands Corp.*	171,463,130
		281,127,463
Computers - 5.8%
649,000	Apple Inc.*	55,638,770
654,635	Research In Motion, Ltd. (U.S. Shares)*	83,649,260
		139,288,030
Cosmetics and Toiletries - 3.5%
1,299,380	Procter & Gamble Co.	84,290,781
Diversified Minerals - 1.7%
1,224,790	Companhia Vale do Rio Doce (ADR)#	41,557,125
Entertainment Software - 1.0%
476,650	Electronic Arts, Inc.*	23,832,500
Finance - Investment Bankers/Brokers - 7.6%
140,435	Bear Stearns Companies, Inc.	23,150,710
460,525	Goldman Sachs Group, Inc.	97,704,984
328,755	Lehman Brothers Holdings, Inc.	27,036,811
366,900	Merrill Lynch & Company, Inc.	34,327,164
		182,219,669
Medical - Biomedical and Genetic - 7.8%
1,973,655	Celgene Corp.*	105,945,800
918,370	Genentech, Inc.*	80,237,987
		186,183,787
Medical - Drugs - 1.3%
163,078	Roche Holding A.G.	30,744,456
Medical Instruments - 2.8%
668,870	Intuitive Surgical, Inc.*	65,823,497
Multimedia - 1.5%
2,257,694	Publishing & Broadcasting, Ltd.	34,624,836
Oil Companies - Exploration and Production - 2.3%
372,145	Apache Corp.	27,155,421
394,893	EOG Resources, Inc.	27,298,953
		54,454,374
Oil Companies - Integrated - 7.4%
1,075,585	ConocoPhillips	71,429,599
1,000,600	Hess Corp.#	54,022,394
1,083,010	Occidental Petroleum Corp.	50,208,344
		175,660,337
Oil Refining and Marketing - 1.1%
500,090	Valero Energy Corp.	27,144,885

Shares or Principal Amount		Value
Optical Supplies - 2.5%
502,590	Alcon, Inc. (U.S. Shares)	$59,184,998
Retail - Apparel and Shoe - 2.1%
377,880	Industria de Diseno Textil S.A.	21,517,581
557,785	Under Armour, Inc. - Class A*,#	28,335,478
		49,853,059
Retail - Building Products - 1.6%
1,159,960	Lowe's Companies, Inc.	39,102,252
Soap and Cleaning Preparations - 1.4%
714,335	Reckitt Benckiser PLC	34,466,070
Super-Regional Banks - 4.7%
3,151,580	Wells Fargo & Co.	113,204,754
Therapeutics - 3.9%
667,439	Amylin Pharmaceuticals, Inc.*	25,883,284
1,056,475	Gilead Sciences, Inc.*	67,952,472
		93,835,756
Web Portals/Internet Service Providers - 4.8%
230,060	Google, Inc. - Class A*	115,329,078
Wireless Equipment - 1.5%
918,795	QUALCOMM, Inc.	34,601,820
Total Common Stock (cost $1,654,991,408)		2,219,157,159
Money Markets - 7.1%
87,687,451	Janus Institutional Cash Reserves Fund 5.30%	87,687,451
82,290,605	Janus Money Market Fund, 5.25%	82,290,605
Total Money Markets (cost $169,978,056)		169,978,056
Other Securities - 1.7%
40,389,604	State Street Navigator Securities Lending Prime Portfolio† (cost $40,389,604)	40,389,604
Total Investments (total cost $1,865,359,068) – 101.6%		2,429,524,819
Liabilities, net of Cash, Receivables and Other Assets – (1.6)%		(39,352,530)
Net Assets – 100%		$2,390,172,289

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Australia	$34,624,836	1.4%
Bermuda	41,571,468	1.7%
Brazil	41,557,125	1.7%
Canada	186,178,133	7.7%
Japan	41,583,723	1.7%
Spain	21,517,581	0.9%
Switzerland	184,779,947	7.6%
United Kingdom	70,711,531	2.9%
United States††	1,807,000,475	74.4%
Total	$2,429,524,819	100.0%

††Includes Short-Term Securities and Other Securities (65.7% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
16 Janus Adviser Series January 31, 2007

Janus Adviser Orion Fund (unaudited)

Fund Snapshot

This focused growth fund invests in a small number of well-researched companies, hand-picked for their upside potential.

Ron Sachs

portfolio manager

Before I cover the performance of the Fund during the period, I want to highlight what I feel differentiates Janus Adviser Orion Fund from its competitors. I hope this will provide a better understanding of what goes into selecting holdings for the Fund as I strive to deliver consistently strong performance.

Invest with Conviction in a Focused Number of Stocks

I feel it is important to focus my efforts on a select list of stocks because it allows me to be a more effective portfolio manager. I believe maintaining a short list of companies allows me to know each of the Fund's holdings more intimately than if the Fund owned more than 50 positions. In addition, I can build the conviction I need to take bigger positions as compared to more diversified funds. Making Janus' best research ideas bigger positions allows such ideas to have a more meaningful impact on the portfolio – whether we are right and the stocks drive positive performance or we are wrong and the stocks negatively impact performance. With a smaller number of stocks in the portfolio, I can help drive the research effort here at Janus and lead the discovery and analysis of important holdings in the Fund. The smaller list of owned names also forces a discipline – in order to buy a new position with an attractive potential risk/reward tradeoff, I generally have to find something with a less attractive potential risk/reward profile to sell. That discipline puts a high hurdle on new investments.

A simple rationale for investing in a "short list" of names is that selling my last best idea to enlarge my stake in other opportunities that I feel have a more attractive risk/reward profile produces what I believe to be a better set of investments. I follow this discipline until the Fund consists of my very best ideas. Of course, stock position sizes are determined by the potential risk/reward tradeoff and each stock's liquidity constraints. After considering the exposure I want to have to any sector or to macroeconomic risk, I usually end up with at least 40 positions in the Fund.

Focus on Companies with Long-Term Competitive Moats around Their Business

I believe that thinking about the long-term competitive positioning of the businesses the Fund owns is my strength and the strength of the entire Janus research team. Moreover, I believe taking advantage of the short-term myopia of many participants in the stock market can potentially lead to good investment results for the Fund.

The most attractive investment opportunities, in my opinion, lie in businesses that have superior long-term prospects due to strong competitive positioning. Companies with fortress-like positioning and wide moats around their businesses have often outperformed the stock market's expectations for revenue growth and profitability over the long term, especially when the moats were hard to identify. Sometimes the stock market misses these types of franchises and offers the opportunity to own them at attractive prices.

Invest in the Best Opportunities Across All Market Capitalizations and Geographies

I have found that great companies and great investment opportunities aren't limited to any one size and certainly not to any one country. I won't limit the Fund's investment opportunities to fit a narrow style box. I believe that a bigger pond lets us find potentially better fish. Sometimes young, smaller capitalization stocks with substantial growth opportunities are missed by the market and available at what I would consider attractive valuations. They can offer growth potential for the Fund for many years. Similarly, sometimes the large capitalization companies with the best moats around their businesses are consistently undervalued by the market because continued growth opportunities aren't readily apparent. Janus Adviser Orion Fund seeks to deliver performance in a variety of market environments by owning smaller emerging-growth companies, mid-sized companies with both wide moats and long-term growth opportunities, as well as more established companies that continue to demonstrate solid growth potential.

While the U.S. economy is certainly a key driver of global growth in many industries, not all the best growth businesses are based in the U.S. Global leaders that happen to be based outside the U.S. can sometimes be purchased at valuations significantly cheaper than comparable U.S. enterprises. I try to take advantage of that geographic arbitrage. Traveling to less-frequented locales has allowed us to identify and analyze companies our competitors may miss. Since I look to buy great growth companies at very attractive prices, looking where others have not is a critical part of my investment strategy.

Performance Overview

The six-month period ended January 31, 2007, was characterized by a steady climb in the stock markets as interest rates moved little and energy prices eased. I am happy to report that Janus Adviser Orion Fund performed well for the period, with its class S Shares up 18.97% versus a return of 15.09% for the Fund's benchmark, the Russell 3000® Growth Index. Importantly, longer-term performance also remains strong.

Holdings that Contributed to Performance

Some of the important contributors to the Fund's performance over the period demonstrated the importance of focusing on the long-term moats around companies, investing with conviction, and looking globally. Investor enthusiasm drove VistaPrint shares up more than 73% following management's recent showcasing of its business strategy and solid quarterly results. A Bermuda-based supplier of customized print products to small businesses and consumers, VistaPrint benefited from signs that spending on increased production has paid off. Also, capital expenditure-to-income ratios indicated strong free cash flow generation potential for the company.

Research In Motion is the Canada-based leader in mobile phone e-mail services for businesses and consumers through its line of BlackBerry phones and enterprise servers. The holding was a strong positive contributor during the period as it delivered solid results that confirmed the strength of customer

Janus Adviser Series January 31, 2007 17

Janus Adviser Orion Fund (unaudited)

demand for on-demand e-mail. The company also introduced some new products that we believe should continue to win new customers and upgrade spending from existing customers. We believe that the ecosystems companies build around their deployments of the BlackBerry service provide a powerful barrier to competition and should enable the company to continue to expand its leading market position. While excitement about new handsets can drive short-term stock performance, we continue to believe that further entrenchment of the BlackBerry enterprise server into the e-mail systems at corporations will drive the long-term value of the company.

CapitalSource, a leading niche lender with particular strength lending to the healthcare and leveraged finance industries, was a big position in the Fund and an important contributor. The company has built an infrastructure capable of dramatic growth, and we believe its expertise helped generate higher yields than typical for business lenders. Furthermore, we believe that CapitalSource's disciplined underwriting criteria enabled the company to earn the higher yields without taking undue risk. The stock performed well, as investor fears about credit risks abated and the company demonstrated that it could dramatically lower its tax structure through conversion to a tax-advantaged Real Estate Investment Trust. We continue to believe that the stock's price shows that many investors underestimate the strength of CapitalSource's competitive advantages in its niche markets.

Holdings that Detracted from Performance

The worst performing stock during the period was portable storage system provider Mobile Mini. The company's financial projections for 2007 disappointed analysts, but it still predicted double-digit growth in revenue, profits and cash flow for the year. However, impressed with the fundamentals, we added to our stake in this small cap entity.

Another significant underperformer was generic drug maker Teva Pharmaceutical, which suffered amid negative sentiment for the entire healthcare sector following the mid-term elections. Weighing expectations of lower generic drug sales in 2007 and uncertainty over new management's experience, we eliminated our position.

Outlook

I remain optimistic that we can continue to identify great businesses at reasonable prices in our attempt to deliver strong results in varying economic environments. I look forward to updating you on the Fund's performance going forward.

Thank you for your investment in Janus Adviser Orion Fund.

Janus Adviser Orion Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
VistaPrint, Ltd.	2.84%
Research In Motion, Ltd. (U.S. Shares)	1.81%
ABB, Ltd.	1.69%
CapitalSource, Inc.	1.31%
IAC/InterActiveCorp	1.05%

5 Largest Detractors from Performance – Holdings

Contribution
Mobile Mini, Inc.	(0.37)%
Whole Foods Market, Inc.	(0.24)%
United Therapeutics Corp.	(0.15)%
Varian Medical Systems, Inc.	(0.10)%
Teva Pharmaceutical Industries, Ltd. (ADR)	(0.09)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 3000® Growth Index Weighting
Retailing	4.95%	8.75%	6.00%
Technology Hardware & Equipment	3.19%	8.50%	10.49%
Transportation	1.97%	6.30%	2.65%
Software & Services	1.79%	5.38%	10.85%
Capital Goods	1.69%	4.83%	10.32%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 3000® Growth Index Weighting
Food & Staples Retailing	(0.25)%	0.74%	3.15%
Banks	(0.06)%	0.49%	1.26%
Commercial Services & Supplies	(0.06)%	4.69%	1.61%
Household & Personal Products	0.00%	0.16%	1.57%
Utilities	0.00%	0.00%	1.32%

18 Janus Adviser Series January 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2007

Dade Behring Holdings, Inc. Diagnostic Kits	7.1%
CapitalSource, Inc. REIT - Mortgages	4.3%
VistaPrint, Ltd. Printing - Commercial	4.0%
ABB, Ltd. Engineering - Research and Development Services	3.8%
Celgene Corp. Medical - Biomedical and Genetic	3.2%
22.4%

Asset Allocation – (% of Net Assets)

As of January 31, 2007

Emerging markets comprised 9.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2007	As of July 31, 2006

Janus Adviser Series January 31, 2007 19

Janus Adviser Orion Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2007

	Fiscal Year-to-Date	One Year		Since Inception*
Janus Adviser Orion Fund - A Shares
NAV	19.12%	15.70%		18.91%
MOP	12.39%	9.08%		14.31%
Janus Adviser Orion Fund - C Shares
NAV	18.70%	14.77%		17.99%
CDSC	17.52%	13.62%
Janus Adviser Orion Fund - I Shares	19.28%	15.98%		17.66%
Janus Adviser Orion Fund - R Shares	18.84%	15.12%		18.30%
Janus Adviser Orion Fund - S Shares	18.97%	15.36%		18.61%
Russell 3000® Growth Index	15.09%	9.53%		9.27%
Lipper Quartile - S Shares	–	1	st	1	st
Lipper Ranking - S Shares based on total returns for Mid-Cap Growth Funds	–	19/624		23/599

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund's Class A Shares, Class C Shares, Class R Shares and Class S Shares (formerly named Class I Shares) commenced operations on August 1, 2005. The performance shown for Class A Shares, Class C Shares, Class R Shares and Class S Shares reflect the performance of the Fund's respective class from August 1, 2005 to January 31, 2007 without the effect of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflect the performance of the Fund's Class I Shares from November 28, 2005 to January 31, 2007 without the effect of any fee and expense limitation or waivers.

The Fund is classified as "nondiversified", meaning it has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to certain investment strategies, the Fund may have an increased position in cash.

*The Fund's inception date - August 1, 2005

20 Janus Adviser Series January 31, 2007

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,191.18	$6.90
Hypothetical (5% return before expenses)	$1,000.00	$1,018.91	$6.35
Expense Example - C Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,187.04	$10.95
Hypothetical (5% return before expenses)	$1,000.00	$1,015.19	$10.09
Expense Example - I Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,192.84	$5.46
Hypothetical (5% return before expenses)	$1,000.00	$1,020.22	$5.03
Expense Example - R Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,188.37	$9.56
Hypothetical (5% return before expenses)	$1,000.00	$1,016.47	$8.81
Expense Example - S Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,189.69	$8.25
Hypothetical (5% return before expenses)	$1,000.00	$1,017.67	$7.60

*Expenses are equal to the annualized expense ratio of 1.25% for A Shares, 1.99% for C Shares, 0.99% for I Shares, 1.73% for R Shares and 1.49% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of front-end loads.

Janus Adviser Series January 31, 2007 21

Janus Adviser Orion Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Common Stock - 88.8%
Advertising Sales - 0.8%
435	Lamar Advertising Co.*	$28,832
Audio and Video Products - 3.2%
2,460	Sony Corp.	113,789
Beverages - Wine and Spirits - 2.7%
9,393	Davide Campari - Milano S.P.A.	96,412
Building - Residential and Commercial - 1.6%
970	Desarrolladora Homex S.A. (ADR)*	57,676
Cellular Telecommunications - 2.8%
2,250	America Movil S.A. de C.V. - Series L (ADR)	99,810
Chemicals - Specialty - 1.8%
1,100	Cytec Industries, Inc.	64,042
Commercial Services - 1.7%
1,240	CoStar Group, Inc.*	58,863
Computers - 3.8%
715	Apple Inc.*	61,297
585	Research In Motion, Ltd. (U.S. Shares)*	74,751
		136,048
Data Processing and Management - 0.7%
720	NAVTEQ Corp.*	25,546
Diagnostic Kits - 7.1%
6,015	Dade Behring Holdings, Inc.	253,110
Diversified Minerals - 2.1%
2,607	Companhia Vale do Rio Doce - Preference Shares	73,642
E-Commerce/Products - 1.2%
1,035	Submarino S.A.	31,430
165	Submarino S.A. (GDR) (144A)	10,015
		41,445
E-Commerce/Services - 1.7%
1,540	IAC/InterActiveCorp*	59,136
Electronic Measuring Instruments - 1.9%
1,165	Trimble Navigation, Ltd.*	65,916
Engineering - Research and Development Services - 3.8%
7,534	ABB, Ltd.	133,774
Finance - Investment Bankers/Brokers - 3.2%
225	Goldman Sachs Group, Inc.	47,736
1,060	UBS A.G.	66,628
		114,364
Finance - Other Services - 3.0%
135	Chicago Mercantile Exchange Holdings, Inc.	76,046
2,560	MarketAxess Holdings, Inc.*	32,435
		108,481
Investment Management and Advisory Services - 2.9%
2,120	National Financial Partners Corp.	104,092
Medical - Biomedical and Genetic - 3.2%
2,120	Celgene Corp.*	113,802
Medical - Drugs - 2.2%
422	Roche Holding A.G.	79,558
Medical Instruments - 2.0%
720	Intuitive Surgical, Inc.*	70,855
Medical Products - 1.3%
995	Varian Medical Systems, Inc.*	45,899

Shares or Principal Amount		Value
Multi-Line Insurance - 2.2%
1,435	Assurant, Inc.	$79,757
Printing - Commercial - 4.0%
3,290	VistaPrint, Ltd.*	141,766
REIT - Mortgages - 4.3%
5,459	CapitalSource, Inc.	151,706
Retail - Apparel and Shoe - 2.1%
1,350	Nordstrom, Inc.	75,209
Semiconductor Components/Integrated Circuits - 0.7%
1,280	Cypress Semiconductor Corp.*	23,616
Soap and Cleaning Preparations - 1.4%
1,030	Reckitt Benckiser PLC	49,697
Storage and Warehousing - 1.3%
1,765	Mobile Mini, Inc.*	46,931
Telecommunication Equipment - Fiber Optics - 2.0%
3,375	Corning, Inc.*	70,335
Telecommunication Services - 3.5%
2,205	NeuStar, Inc. - Class A*	68,112
2,420	Time Warner Telecom, Inc. - Class A*	56,338
		124,450
Therapeutics - 0.7%
490	United Therapeutics Corp.*	26,264
Transportation - Marine - 1.0%
750	Alexander & Baldwin, Inc.	37,080
Transportation - Railroad - 1.6%
5,190	All America Latina Logistica (GDR)	56,199
Transportation - Services - 1.5%
490	FedEx Corp.	54,096
Web Hosting/Design - 1.4%
610	Equinix, Inc.*	51,283
Web Portals/Internet Service Providers - 2.3%
2,870	Yahoo!, Inc.*	81,250
Wireless Equipment - 4.1%
2,875	Crown Castle International Corp.*	101,085
1,205	QUALCOMM, Inc.	45,380
		146,465
Total Common Stock (cost $2,727,728)		3,161,196
Money Markets - 11.0%
129,973	Janus Institutional Cash Reserves Fund 5.30%	129,973
263,306	Janus Money Market Fund, 5.25%	263,306
Total Money Markets (cost $393,279)		393,279
Total Investments (total cost $3,121,007) – 99.8%		3,554,475
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		7,451
Net Assets – 100%		$3,561,926

See Notes to Schedules of Investments and Financial Statements.
22 Janus Adviser Series January 31, 2007

Schedule of Investments (unaudited)

As of January 31, 2007

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$141,766	4.0%
Brazil	171,286	4.8%
Canada	74,751	2.1%
Italy	96,412	2.7%
Japan	113,789	3.2%
Mexico	157,486	4.4%
Switzerland	279,960	7.9%
United Kingdom	49,697	1.4%
United States††	2,469,328	69.5%
Total	$3,554,475	100.0%

††Includes Short-Term Securities (58.4% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 23

Janus Adviser Mid Cap Growth Fund (unaudited)

Fund Snapshot

This fund invests in medium-sized companies believed to have moved beyond their emerging growth phase but that still may have room to expand their businesses and grow.

Jonathan Coleman

portfolio manager

Investment Philosophy

One of my goals in these letters is to provide you with some insight into how I manage the Fund. In past letters, I have written about consistency of process, which I believe to be fundamental to strong investment results over an extended period of time. When looking at individual securities for the Fund I seek out companies I believe have strong competitive barriers to entry, diverse and predictable revenue streams, an ability to expand profit margins over time, a strong stewardship of investors' capital and appropriate valuations which I believe provide a reasonable risk and reward tradeoff.

Consistency of process can be measured in various ways. Because I place such a strong emphasis on the predictability of revenues a company can generate, I look at the Fund's volatility as a way to measure consistency. One measure of volatility is to look at the standard deviation of returns relative to the Fund's benchmark index. Since I started managing the Fund in February 2002, the standard deviation has been 13.41, which is nearly 16% below that of the Russell Midcap® Growth Index (standard deviation of 15.55). While volatility over the last six months has been below that of recent years, the Fund's standard deviation was 2.43 – still modestly below that of the 2.64 posted by the Index.

Volatility can be a good thing when it is exclusively to the upside. As we all know from the past 12 months, however, markets do not exclusively go up. As I have learned throughout my career, significant volatility in down markets is a very painful experience. I seek to control volatility through the portfolio construction process. I try to do that by focusing our largest investments in the Fund in more predictable, rather than less predictable, business models. Thus, you will find that many, but not all, of the larger positions in the Fund have recurring revenue streams that I feel are unlikely to experience significant upside or downside volatility. Ultimately, I want you, as a shareholder, to have confidence that your manager seeks to control risks and reduce volatility. I feel this provides the Fund with the best opportunity to perform well in all types of markets.

Performance Overview

During the six months ended January 31, 2007, Janus Adviser Mid Cap Growth Fund's Class S Shares gained 18.47%. By comparison, the Fund's primary benchmark, the Russell Midcap® Growth Index, returned 15.98% and its secondary benchmark, the S&P MidCap 400 Index, returned 12.90%.

Over much of the second half of 2006, investors cheered the Federal Reserve's (Fed) decision to pause its two-year campaign of raising interest rates. Consumer stocks rallied as energy prices retreated from their highs as well. I believe the resiliency of consumer spending is likely to spur decent economic growth in 2007 and could lead to a constructive environment for the stock market. Again, my goal is to perform well across an entire market cycle, and there may be periods of underperformance as a result.

Now I'd like to discuss the Fund's performance over the last six months in greater detail, giving you some specific examples of stock picks that both helped and hurt performance. Effective stock selection in the materials and media sectors helped performance during the period, while stock selection was poor in the consumer services and pharmaceuticals and biotechnology sectors.

Potash, Owens-Illinois and Lamar Advertising Contributed to Performance

Holdings within the materials sector, most notably Potash Corporation and Owens-Illinois, fueled returns. Potash, a Canadian fertilizer manufacturer, enjoyed sustainable pricing power due in part to its excess capacity to produce potash in an increasingly tight supply/demand environment for the commodity. Increased corn prices, a fire at a Russian potash producer and growing demand in China all combined to drive up potash prices, which in turn boosted the company's share price. Further enhancing Potash's prospects were projections for increased production of corn, a fertilizer-intensive crop, in 2007.

Glass manufacturer Owens-Illinois benefited from a growing consensus that the company's restructuring efforts will successfully transform it from a classic industrial concern. Rooted in a drive to improve its return on invested capital, management is focused on heightening shareholder value, recently evident in its decision to solicit bids for its well-regarded plastic packaging unit. Pleased with these developments, we increased our stake in Owens-Illinois during the period.

From within the resurgent media sector, outdoor advertising company Lamar Advertising added to gains. Known for predictable revenue and cash flow growth from long-term contracts with key customers, Lamar thrived during the period as investors appreciated the incremental revenue opportunity

24 Janus Adviser Series January 31, 2007

(unaudited)

in digital billboards and management renewed an equity buyback program.

AMD and Apollo Group Detracted from Results

As is inevitable when picking stocks and constructing portfolios, I made some mistakes. Within the information technology sector, semiconductor manufacturer Advanced Micro Devices (AMD) slumped. Although we continue to believe the company will close the gap with industry leader Intel in the years ahead, Intel's response to AMD's recent success – primarily consisting of aggressive pricing on competing products – weighed during the period.

For-profit education provider Apollo Group, a longtime holding, also detracted from performance. The company has faced slowing student enrollment and, as a result, slowing profit growth over the last several years. Arguably, the company is a victim of its own success; with more than 300,000 students, it is increasingly difficult to grow at meaningful rates off that large base. To bolster its pipeline of students, Apollo recently purchased an online high school. I continue to hold the stock and slightly increased the position, encouraged by the low expectations for future cash flow embedded in current prices.

Outlook

Since it takes time for one Fed rate hike to completely work its way through the economy, one must ask how robust the economic environment will soon be after enduring 17 quarter-point increases between June 2004 and June 2006. Of course, as long as expectations for inflation remain under control and energy prices decline or flatten, there's a natural buffer for stronger economic growth. In general, many see this type of buffer as a positive for the stock market.

That said, I feel the Fund remains well-diversified with a healthy balance of defensive and economically sensitive stocks. Although the inflation outlook has improved and the Fed seems to have adopted a less aggressive monetary policy, we've frankly prepared for a more subdued growth environment. Ultimately, macroeconomic conditions merely provide a backdrop for our primary charge, which is to find great companies at good valuations from across the investment spectrum.

Thank you for your investment in Janus Adviser Mid Cap Growth Fund.

Janus Adviser Mid Cap Growth Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	1.57%
Lamar Advertising Co.	1.20%
Marvel Entertainment, Inc.	0.71%
Owens-Illinois, Inc.	0.68%
Equinix, Inc.	0.66%

5 Largest Detractors from Performance – Holdings

Contribution
Advanced Micro Devices, Inc.	(0.13)%
EOG Resources, Inc.	(0.12)%
Melco PBL Entertainment (Macau), Ltd. (ADR)	(0.11)%
Apollo Group, Inc. - Class A	(0.09)%
Amdocs, Ltd. (U.S. Shares)	(0.09)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell Midcap® Growth Index Weighting
Materials	3.07%	6.88%	3.80%
Software & Services	2.14%	9.58%	8.14%
Retailing	2.10%	6.66%	8.67%
Diversified Financials	1.21%	6.93%	4.53%
Media	1.21%	4.43%	2.75%

5 Lowest Contributors/ Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell Midcap® Growth Index Weighting
Food & Staples Retailing	(0.07)%	0.25%	0.45%
Energy	(0.05)%	5.31%	7.89%
Automobiles & Components	(0.03)%	0.03%	1.17%
Banks	0.02%	0.76%	1.11%
Utilities	0.11%	0.48%	1.78%

Janus Adviser Series January 31, 2007 25

Janus Adviser Mid Cap Growth Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2007

Lamar Advertising Co. Advertising Sales	3.6%
Celgene Corp. Medical - Biomedical and Genetic	3.3%
T. Rowe Price Group, Inc. Investment Management and Advisory Services	2.8%
EOG Resources, Inc. Oil Companies - Exploration and Production	2.8%
Ball Corp. Containers - Metal and Glass	2.7%
15.2%

Asset Allocation – (% of Net Assets)

As of January 31, 2007

Emerging markets comprised 0.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2007	As of July 31, 2006

26 Janus Adviser Series January 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2007

	Fiscal Year-to-Date	One Year		Five Year		Ten Year	Since Inception*
Janus Adviser Mid Cap Growth Fund - A Shares
NAV	18.60%	11.23%		11.04%		8.09%	10.69%
MOP	11.79%	4.82%		9.86%		7.56%	10.50%
Janus Adviser Mid Cap Growth Fund - C Shares
NAV	18.17%	10.42%		10.54%		7.53%	10.14%
CDSC	16.99%	9.31%
Janus Adviser Mid Cap Growth Fund - I Shares	18.73%	11.53%		11.04%		8.09%	10.69%
Janus Adviser Mid Cap Growth Fund - R Shares	18.30%	10.70%		10.85%		7.86%	10.55%
Janus Adviser Mid Cap Growth Fund - S Shares	18.47%	10.93%		11.04%		8.09%	10.69%
Russell Midcap® Growth Index	15.98%	8.20%		9.71%		8.53%	10.51%
S&P MidCap 400 Index	12.90%	7.97%		11.80%		13.46%	14.01%
Lipper Quartile - S Shares	–	1	st	1	st	N/A**	N/A**
Lipper Ranking - S Shares based on total returns for Mid-Cap Growth Funds	–	72/624		45/390		N/A**	N/A**

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Shares' estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class I Shares' estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class R Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

*The predecessor fund's inception date - September 13, 1993

**The Lipper ranking for the Fund's S Shares is not available

Janus Adviser Series January 31, 2007 27

Janus Adviser Mid Cap Growth Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,186.00	$4.96
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58
Expense Example - C Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,181.70	$9.07
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39
Expense Example - I Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,187.30	$3.58
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31
Expense Example - R Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,183.00	$7.70
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12
Expense Example - S Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,184.70	$6.33
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

*Expenses are equal to the annualized expense ratio of 0.90% for A Shares, 1.65% for C Shares, 0.65% for I Shares, 1.40% for R Shares and 1.15% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

28 Janus Adviser Series January 31, 2007

Janus Adviser Mid Cap Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Common Stock - 99.8%
Advertising Sales - 3.6%
55,077	Lamar Advertising Co.*	$3,650,504
Aerospace and Defense - 1.3%
6,675	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	270,671
33,895	Spirit Aerosystems Holdings, Inc.*	1,038,204
		1,308,875
Agricultural Chemicals - 2.5%
16,100	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	2,512,083
Airlines - 1.3%
15,295	Ryanair Holdings PLC (ADR)*,#	1,325,924
Batteries and Battery Systems - 0.6%
7,595	Energizer Holdings, Inc.*	647,322
Building - Mobile Home and Manufactured Homes - 0.2%
4,450	Thor Industries, Inc.	188,057
Building - Residential and Commercial - 0.9%
1,375	NVR, Inc.*,#	952,215
Casino Hotels - 1.7%
43,485	Melco PBL Entertainment (Macau), Ltd. (ADR)*	841,000
10,830	Station Casinos, Inc.	901,056
		1,742,056
Casino Services - 1.4%
46,175	Scientific Games Corp. - Class A*,#	1,433,272
Cellular Telecommunications - 1.3%
17,750	N.I.I. Holdings, Inc.*	1,309,950
Commercial Banks - 0.7%
6,655	Commerce Bancorp, Inc.#	224,806
10,270	SVB Financial Group* , #	479,095
		703,901
Commercial Services - 1.6%
9,930	CoStar Group, Inc.*	471,377
39,935	Iron Mountain, Inc.*,#	1,117,381
		1,588,758
Commercial Services - Finance - 3.4%
6,300	Equifax, Inc.	261,639
23,275	Jackson Hewitt Tax Service, Inc.	851,167
15,995	Moody's Corp.	1,144,602
29,817	Paychex, Inc.	1,192,978
		3,450,386
Computer Services - 2.3%
47,395	Ceridian Corp.*	1,420,428
25,280	IHS, Inc. - Class A*	962,157
		2,382,585
Computers - 1.0%
11,695	Apple Inc.*	1,002,612
Computers - Memory Devices - 0.4%
9,050	SanDisk Corp.*	363,810
Consulting Services - 1.2%
5,125	Corporate Executive Board Co.	464,991
33,810	Gartner Group, Inc.*	739,087
		1,204,078

Shares or Principal Amount		Value
Containers - Metal and Glass - 4.5%
58,725	Ball Corp.	$2,720,143
85,205	Owens-Illinois, Inc.*	1,896,663
		4,616,806
Data Processing and Management - 0.7%
20,090	NAVTEQ Corp.*,#	712,793
Dental Supplies and Equipment - 1.4%
16,850	Patterson Companies, Inc.*,#	633,729
19,280	Sirona Dental Systems, Inc.#	825,569
		1,459,298
Diagnostic Kits - 1.7%
40,275	Dade Behring Holdings, Inc.	1,694,772
Distribution/Wholesale - 1.0%
49,500	Esprit Holdings, Ltd.	505,828
156,200	Li & Fung, Ltd.	492,428
		998,256
Diversified Operations - 0.7%
2,079,140	Polytec Asset Holdings, Ltd.§	694,592
E-Commerce/Products - 0.5%
8,800	Submarino S.A. (GDR) (144A)	534,149
E-Commerce/Services - 0.7%
18,980	IAC/InterActiveCorp*,#	728,832
Electric Products - Miscellaneous - 1.2%
36,397	AMETEK, Inc.	1,261,520
Electronic Components - Semiconductors - 1.9%
38,175	Advanced Micro Devices, Inc.*	593,621
24,600	International Rectifier Corp.*	1,026,558
10,775	SiRF Technology Holdings, Inc.*	316,354
		1,936,533
Electronic Measuring Instruments - 1.0%
17,950	Trimble Navigation, Ltd.*	1,015,611
Entertainment Software - 1.7%
76,163	Activision, Inc.*	1,297,056
8,310	Electronic Arts, Inc.*	415,500
		1,712,556
Fiduciary Banks - 0.7%
11,240	Northern Trust Corp.	682,830
Finance - Consumer Loans - 0.3%
10,610	Nelnet, Inc. - Class A*,#	293,579
Finance - Investment Bankers/Brokers - 0.4%
15,895	optionsXpress Holdings, Inc.	377,506
Finance - Other Services - 1.7%
3,010	Chicago Mercantile Exchange Holdings, Inc.	1,695,533
Food - Canned - 0.9%
31,589	TreeHouse Foods, Inc.*	941,668
Hotels and Motels - 0.5%
8,880	Starwood Hotels & Resorts Worldwide, Inc.	555,710
Independent Power Producer - 0.6%
10,950	NRG Energy, Inc.*,#	656,234
Industrial Automation and Robotics - 0.5%
9,100	Rockwell Automation, Inc.	557,011
Instruments - Controls - 1.8%
6,665	Mettler-Toledo International, Inc.*	551,862
27,607	Thermo Electron Corp.*	1,320,995
		1,872,857

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 29

Janus Adviser Mid Cap Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Insurance Brokers - 0.5%
13,120	Willis Group Holdings, Ltd.	$536,083
Investment Management and Advisory Services - 3.5%
15,085	National Financial Partners Corp.	740,674
58,605	T. Rowe Price Group, Inc.	2,812,453
		3,553,127
Machinery - Pumps - 0.5%
13,690	Graco, Inc.	558,141
Medical - Biomedical and Genetic - 4.1%
61,715	Celgene Corp.*	3,312,861
13,425	Invitrogen Corp.*,#	822,013
		4,134,874
Medical - HMO - 1.9%
37,430	Coventry Health Care, Inc.*	1,929,517
Medical - Nursing Homes - 1.1%
20,410	Manor Care, Inc.	1,086,628
Medical Instruments - 1.0%
3,650	Intuitive Surgical, Inc.*	359,197
14,350	Kyphon, Inc.*	671,436
		1,030,633
Medical Labs and Testing Services - 0.5%
7,435	Covance, Inc.*	458,368
Medical Products - 1.0%
21,040	Varian Medical Systems, Inc.*	970,575
Metal Processors and Fabricators - 1.4%
15,905	Precision Castparts Corp.	1,413,795
Multi-Line Insurance - 1.1%
20,655	Assurant, Inc.	1,148,005
Networking Products - 0.4%
22,360	Juniper Networks, Inc.*	405,163
Oil and Gas Drilling - 0.6%
21,140	Nabors Industries, Ltd.*,#	640,119
Oil Companies - Exploration and Production - 3.6%
14,555	Chesapeake Energy Corp.#	430,974
40,525	EOG Resources, Inc.	2,801,493
11,775	Forest Oil Corp.*	375,858
		3,608,325
Physician Practice Management - 0.8%
14,550	Pediatrix Medical Group, Inc.*	764,457
Power Converters and Power Supply Equipment - 0.3%
5,780	Hubbell, Inc.#	278,596
Property and Casualty Insurance - 0.7%
20,790	W. R. Berkley Corp.	687,941
Publishing - Periodicals - 0.5%
44,555	Playboy Enterprises, Inc. - Class B*	491,887
Real Estate Management/Services - 0.8%
21,725	CB Richard Ellis Group, Inc.*	817,077
Real Estate Operating/Development - 0.6%
10,065	St. Joe Co.#	582,764
Recreational Vehicles - 0.6%
12,595	Polaris Industries, Inc.#	588,942
Reinsurance - 1.5%
412	Berkshire Hathaway, Inc. - Class B*,#	1,510,948

Shares or Principal Amount		Value
REIT - Mortgages - 1.2%
44,907	CapitalSource, Inc.#	$1,247,966
Rental Auto/Equipment - 0.2%
10,610	Hertz Global Holdings, Inc.*,#	197,558
Respiratory Products - 1.7%
40,310	Respironics, Inc.*	1,717,206
Retail - Apparel and Shoe - 2.3%
17,250	Abercrombie & Fitch Co. - Class A	1,372,065
9,515	J. Crew Group, Inc.*	345,680
10,380	Nordstrom, Inc.	578,270
		2,296,015
Retail - Gardening Products - 0.7%
14,230	Tractor Supply Co.*,#	716,196
Retail - Office Supplies - 1.9%
16,435	Office Depot, Inc.*	614,505
52,287	Staples, Inc.	1,344,821
		1,959,326
Schools - 0.5%
11,327	Apollo Group, Inc. - Class A*	491,592
Semiconductor Components/Integrated Circuits - 2.6%
90,020	Cypress Semiconductor Corp.*,#	1,660,869
55,665	Marvell Technology Group, Ltd.*	1,018,113
		2,678,982
Telecommunication Equipment - 0.3%
8,455	CommScope, Inc.*,#	273,181
Telecommunication Services - 1.9%
31,465	Amdocs, Ltd. (U.S. Shares)*	1,091,206
35,235	Time Warner Telecom, Inc. - Class A*	820,271
		1,911,477
Therapeutics - 1.9%
18,725	Gilead Sciences, Inc.*	1,204,392
25,960	Mannkind Corp.*,#	429,898
5,110	United Therapeutics Corp.*	273,896
		1,908,186
Toys - 0.8%
28,345	Marvel Entertainment, Inc.*	791,392
Transportation - Equipment and Leasing - 0.4%
9,715	GATX Corp.#	443,004
Transportation - Marine - 0.6%
12,650	Alexander & Baldwin, Inc.#	625,416
Transportation - Railroad - 0.9%
20,600	Canadian National Railway Co. (U.S. Shares)	941,214
Transportation - Services - 1.6%
17,420	C.H. Robinson Worldwide, Inc.#	924,131
16,970	Expeditors International of Washington, Inc.	724,449
		1,648,580
Transportation - Truck - 0.7%
16,575	Landstar System, Inc.	700,957
Web Hosting/Design - 1.2%
14,570	Equinix, Inc.*	1,224,900
Wireless Equipment - 1.6%
45,290	Crown Castle International Corp.*	1,592,396
Total Common Stock (cost $65,610,191)		101,326,543

See Notes to Schedules of Investments and Financial Statements.
30 Janus Adviser Series January 31, 2007

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Money Markets - 1.5%
828,400	Janus Institutional Cash Reserves Fund 5.30%	$828,400
709,600	Janus Money Market Fund, 5.25%	709,600
Total Money Markets (cost $1,538,000)		1,538,000
Other Securities - 14.2%
14,387,419	State Street Navigator Securities Lending Prime Portfolio† (cost $14,387,419)	14,387,419
Total Investments (total cost $81,535,610) – 115.5%		117,251,962
Liabilities, net of Cash, Receivables and Other Assets – (15.5)%		(15,746,754)
Net Assets – 100%		$101,505,208

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$3,192,571	2.7%
Brazil	804,820	0.7%
Canada	3,453,297	3.0%
Cayman Islands	694,592	0.6%
Hong Kong	841,000	0.7%
Ireland	1,325,924	1.1%
United Kingdom	1,091,206	0.9%
United States††	105,848,552	90.3%
Total	$117,251,962	100.0%

††Includes Short-Term Securities and Other Securities (76.7% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 31

Janus Adviser Small-Mid Growth Fund (unaudited)

Fund Snapshot

A unique growth fund that focuses on small- and mid-sized companies believed to have solid growth potential.

Chad Meade

co-portfolio manager

Brian Schaub

co-portfolio manager

Performance Overview

We welcome this opportunity to discuss the performance of the Fund, our investment philosophy and our outlook for the future. We want you to understand our commitment to long-term returns for shareholders as well as the process we use in an effort to generate these returns. We would like to emphasize at the start that we are investors in the retail version of the Fund and, therefore, our interests are closely aligned with yours.

During the six months ended January 31, 2007, Janus Adviser Small-Mid Growth Fund's Class S Shares advanced 21.69%, outperforming the Fund's benchmark, the Russell 2500TM Growth Index, which returned 15.99%.

Investment Philosophy

We are analysts at heart and plan on continuing to personally cover many of the stocks owned by the Fund. Research excites us and we wouldn't be comfortable simply waiting for ideas to flow over the transom. Instead, we plan on being intimately involved in discovering and researching new ideas for the Fund. As both portfolio managers and analysts, we have a more acute sense of accountability that encourages us to redouble our research efforts. All too often, blame for bad ideas can be unfairly heaped on analysts, while praise for good ideas can be misplaced on portfolio managers. We believe our dual roles will help to eliminate this tendency to misappropriate accountability. In fact, as of January 31, 2007, approximately 44% of the assets in the Fund are in stocks covered by the two of us.

Our investment philosophy is straightforward: we seek to buy and hold quality small- and mid-cap growth companies that we believe have sustainable competitive advantages and growth prospects not accurately reflected in their share prices. There are four components of this philosophy that deserve emphasis. First, our investment horizon is long-term, meaning that we will make every effort to avoid reactionary decisions based on short-term data-points that we deem immaterial to the investment thesis. Second, we intend to direct all of our resources to the small- and mid-cap growth universe, which we think contains exciting growth companies. Many of these small- and mid-cap companies are undiscovered and offer potential returns well in excess of those expected from well understood large-cap companies. Third, we look for special companies that have some combination of sustainable competitive advantages, strong management teams and attractive business models. In short, we are looking for companies that, if we had the option, we would like to own outright. Finally, valuation plays an incredibly important role in our analysis. If we believe that a company's overall fundamental quality, growth prospects and competitive advantages are fully reflected in its share price, we will typically sell the position or, if it's a new idea under consideration, wait for a better price to initiate a position.

We use disciplined portfolio construction to put this philosophy into practice. We have set limits on both individual position sizes and on sector weightings, a practice intended to reduce risk and enhance long-term returns. Having followed small- and mid-cap companies for a combined 11 years, we are well aware that managing risk is as important as selecting stocks.

Horizon Lines, Abercrombie & Fitch, and InPhonic Boosted Performance

While the transportation sector was a laggard during the period, the Fund's investment in Horizon Lines performed extremely well, delivering an 88.32% gain over the six-month period. Horizon Lines is the dominant Jones Act carrier in the U.S. with nearly 40% market share and a presence in all three major trade lanes—Hawaii, Alaska, and Puerto Rico. Enacted in 1920, the Jones Act requires that goods carried between U.S. ports be transported on U.S. flagged vessels that are built in the U.S. and owned by U.S. citizens. Horizon Lines' leading position in the market has enabled the company to deliver 20 consecutive quarters of adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) growth and an overall Compound Annual Growth Rate (CAGR) of 25% over the past five years. In addition, in October 2006 it was announced that Horizon Lines had received a favorable tax ruling from the 2004 American Jobs Creation Act, resulting in permanent future tax savings. Given the stock's impressive performance over the period, we chose to take profits on our position and scale back our investment in the company.

The retailing sector performed extremely well during the period and our overweight position relative to the benchmark, combined with individual stock selection, contributed to overall Fund performance. Abercrombie & Fitch was a standout performer. This high-quality apparel retailer continued to deliver solid revenue and earnings per share growth driven by square footage growth at its Hollister brand, gross margin expansion and effective inventory management. We opted to sell our position in the stock when the risk/reward profile shifted out of our favor as the stock appreciated. With industry-leading operating margins and returns

32 Janus Adviser Series January 31, 2007

(unaudited)

on invested capital, we may revisit Abercrombie & Fitch if the stock's valuation becomes more attractive.

InPhonic, an online seller of wireless services, saw its stock climb when the company announced improved financial results for the third quarter. This earnings report demonstrated the company's success in transitioning to a more predictable business model characterized by recurring revenues and high profit margins. Additionally, a $30 million share buy-back authorization suggests that InPhonic's management team is confident of the company's positioning. Our investment in InPhonic delivered a 113.87% return during the six-month period.

Select Biotechnology and Pharmaceutical Shares Detracted from Performance

On the downside, disappointing performance by select biotechnology and pharmaceutical shares held back the Fund. Drug maker Nuvelo suffered a major setback when alphimeprase, its experimental drug to treat acute peripheral arterial occlusion, failed to meet its primary endpoints in Phase III clinical trials. Due to an uncertain outlook for alphimeprase, we liquidated our position in Nuvelo.

Meanwhile, drug company Adolor struggled as its primary drug under development, Entereg, failed to receive Food and Drug Administration (FDA) approval. Entereg is an experimental treatment for the gastrointestinal distress that often accompanies use of narcotic medications such as codeine. The FDA requested additional data from ongoing clinical trials to monitor possible cardiovascular problems related to use of the drug as a condition for its prospective approval. Because of the delay in winning FDA approval of the drug, Adolor has been forced to disband its sales force and make other job cuts.

Finally, natural foods grocer Wild Oats lost ground amid key management changes and weaker than expected same-store sales. Given the uncertainty surrounding the company's near-term prospects, we liquidated our position.

Summary

In conclusion, we appreciate the opportunity to manage Janus Adviser Small-Mid Growth Fund. We believe that we have all the ingredients necessary to generate solid investment results on both an absolute and relative basis: a well thought-out investment philosophy; a process that seeks to control risk; a talented, stable, and hard-working team of research analysts; and virtually unlimited resources to conduct research. The past six months have shown that the small- and mid-cap markets can be volatile, but we remain optimistic that we can continue to find great companies at attractive valuations.

Thank you for your investment in Janus Adviser Small-Mid Growth Fund.

Janus Adviser Small-Mid Growth Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Equinix, Inc.	1.73%
Horizon Lines, Inc. - Class A	1.50%
VistaPrint, Ltd.	1.38%
InPhonic, Inc.	0.99%
SiRF Technology Holdings, Inc.	0.92%

5 Largest Detractors from Performance – Holdings

Contribution
Adolor Corp.	(0.77)%
Nuvelo, Inc.	(0.27)%
Cubist Pharmaceuticals, Inc.	(0.26)%
Wild Oats Markets, Inc.	(0.25)%
E-Seikatsu Company, Ltd.	(0.25)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2500TM Growth Index Weighting
Software & Services	4.79%	9.97%	10.22%
Retailing	2.96%	8.24%	6.59%
Transportation	2.25%	5.40%	2.52%
Commercial Services & Supplies	2.20%	11.55%	4.56%
Telecommunications Services	2.18%	7.04%	1.77%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2500TM Growth Index Weighting
Pharmaceuticals & Biotechnology	(1.28)%	5.29%	8.21%
Food & Staples Retailing	(0.25)%	0.94%	0.38%
Utilities	0.00%	0.00%	0.53%
Insurance	0.00%	0.00%	0.96%
Food, Beverage & Tobacco	0.00%	0.00%	0.98%

Janus Adviser Series January 31, 2007 33

Janus Adviser Small-Mid Growth Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2007

Varian Medical Systems, Inc. Medical Products	2.6%
MarketAxess Holdings, Inc. Finance - Other Services	2.2%
SBA Communications Corp. - Class A Wireless Equipment	2.0%
Respironics, Inc. Respiratory Products	1.8%
Healthways, Inc. Physician Practice Management	1.8%
10.4%

Asset Allocation – (% of Net Assets)

As of January 31, 2007

Emerging markets comprised 2.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2007	As of July 31, 2006

34 Janus Adviser Series January 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2007

	Fiscal Year-to-Date	One Year		Since Inception*
Janus Adviser Small-Mid Growth Fund - A Shares
NAV	21.82%	10.04%		18.93%
MOP	14.81%	3.71%		14.33%
Janus Adviser Small-Mid Growth Fund - C Shares
NAV	21.37%	9.39%		18.20%
CDSC	20.17%	8.31%
Janus Adviser Small-Mid Growth Fund - I Shares	22.01%	10.30%		17.69%
Janus Adviser Small-Mid Growth Fund - R Shares	21.56%	9.47%		18.32%
Janus Adviser Small-Mid Growth Fund - S Shares	21.69%	9.71%		18.63%
Russell 2500TM Growth Index	15.99%	7.68%		11.83%
Lipper Quartile - S Shares	–	1	st	1	st
Lipper Ranking - S Shares based on total returns for Small-Cap Growth Funds	–	74/553		4/523

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund's Class A Shares, Class C Shares, Class R Shares and Class S Shares (formerly named Class I Shares) commenced operations on August 1, 2005. The performance shown for Class A Shares, Class C Shares, Class R Shares and Class S Shares reflect the performance of the Fund's respective class from August 1, 2005 to January 31, 2007 without the effect of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund's Class I Shares from November 28, 2005 to January 31, 2007 without the effect of any fee and expense limitation or waivers.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

*The Fund's inception date - August 1, 2005

Janus Adviser Series January 31, 2007 35

Janus Adviser Small-Mid Growth Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,218.20	$7.38
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.72
Expense Example - C Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,213.70	$11.55
Hypothetical (5% return before expenses)	$1,000.00	$1,014.77	$10.51
Expense Example - I Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,220.10	$6.04
Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.50
Expense Example - R Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,215.60	$10.16
Hypothetical (5% return before expenses)	$1,000.00	$1,016.03	$9.25
Expense Example - S Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,216.90	$8.77
Hypothetical (5% return before expenses)	$1,000.00	$1,017.29	$7.98

*Expenses are equal to the annualized expense ratio of 1.32% for A Shares, 2.07% for C Shares, 1.08% for I Shares, 1.82% for R Shares and 1.57% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of front-end loads.

36 Janus Adviser Series January 31, 2007

Janus Adviser Small-Mid Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Common Stock - 93.8%
Advertising Sales - 1.1%
595	Lamar Advertising Co.*	$39,437
Aerospace and Defense - 2.9%
750	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	30,413
1,000	Spirit Aerosystems Holdings, Inc.*	30,630
1,290	TransDigm Group, Inc.*	41,086
		102,129
Airport Development - Maintenance - 0.5%
780	Grupo Aeroportuario del Centro Norte (ADR)*	18,923
Apparel Manufacturers - 0.9%
2,160	Quiksilver, Inc.*	30,694
Applications Software - 0.7%
1,060	Red Hat, Inc.*	24,094
Auction House - Art Dealer - 1.1%
630	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	37,340
Audio and Video Products - 1.5%
2,060	DTS, Inc.*	50,532
Casino Services - 1.5%
1,720	Scientific Games Corp. - Class A*	53,389
Chemicals - Plastics - 0.5%
1,375	Landec Corp.*	16,844
Commercial Banks - 1.9%
795	East West Bancorp, Inc.	30,528
685	Westamerica Bancorporation	34,147
		64,675
Commercial Services - 1.3%
940	CoStar Group, Inc.*	44,622
Commercial Services - Finance - 2.6%
1,360	Bankrate, Inc.*	53,734
995	Jackson Hewitt Tax Service, Inc.	36,387
		90,121
Communications Software - 1.4%
3,580	InPhonic, Inc.*	49,690
Computer Services - 2.1%
1,405	Ceridian Corp.*	42,108
820	IHS, Inc. - Class A*	31,209
		73,317
Consulting Services - 2.2%
550	Advisory Board Co.*	30,971
505	Corporate Executive Board Co.	45,818
		76,789
Cosmetics and Toiletries - 1.1%
570	Bare Escentuals, Inc.*	20,799
920	Physicians Formula Holdings, Inc.*	19,072
		39,871
Data Processing and Management - 1.6%
1,540	NAVTEQ Corp.*	54,639
Distribution/Wholesale - 2.3%
790	MWI Veterinary Supply, Inc.*	25,880
2,415	NuCo2, Inc.	52,720
		78,600

Shares or Principal Amount		Value
Diversified Operations - 0.5%
50,936	Polytec Asset Holdings, Ltd.§	$17,017
Electronic Components - Semiconductors - 5.2%
870	International Rectifier Corp.*	36,305
1,100	IPG Photonics Corp.*	29,051
1,860	Microsemi Corp.*	33,852
1,145	Silicon-On-Insulator Technologies (SOITEC)*	34,030
1,670	SiRF Technology Holdings, Inc.*	49,030
		182,268
Electronic Measuring Instruments - 1.1%
645	Trimble Navigation, Ltd.*	36,494
Enterprise Software/Services - 1.8%
2,975	Omnicell, Inc.*	61,642
Finance - Consumer Loans - 1.0%
1,195	Nelnet, Inc. - Class A*	33,066
Finance - Other Services - 2.9%
580	International Securities Exchange, Inc.	24,029
5,975	MarketAxess Holdings, Inc.*	75,704
		99,733
Hazardous Waste Disposal - 1.0%
470	Stericycle, Inc.*	36,190
Human Resources - 0.9%
1,020	Resources Connection, Inc.*	32,028
Internet Applications Software - 0.6%
15	E-Seikatsu Company, Ltd.*	21,052
Internet Content - Information/News - 0.5%
3,290	Harris Interactive, Inc.*	17,141
Machinery - General Industrial - 1.9%
2,345	Altra Holdings, Inc.*	33,768
64,000	Shanghai Electric Group Company, Ltd.	31,355
		65,123
Medical - Biomedical and Genetic - 0.5%
420	Alexion Pharmaceuticals, Inc.*	17,459
Medical - Drugs - 2.6%
850	Achillion Pharmaceuticals, Inc.*	16,371
665	Adams Respiratory Therapeutics, Inc.*	29,825
1,125	Adolor Corp.*	7,864
960	Cubist Pharmaceuticals, Inc.*	17,664
340	New River Pharmaceuticals, Inc.*	19,006
		90,730
Medical Instruments - 2.2%
620	Intuitive Surgical, Inc.*	61,014
380	Ventana Medical Systems, Inc.*	15,998
		77,012
Medical Products - 3.1%
995	Metabolix, Inc.	15,900
1,975	Varian Medical Systems, Inc.*	91,107
		107,007
Office Furnishings - Original - 1.7%
2,635	Knoll, Inc.	57,944
Oil and Gas Drilling - 1.2%
1,550	Helmerich & Payne, Inc.	41,587
Oil Companies - Exploration and Production - 1.5%
1,090	Carrizo Oil & Gas, Inc.*	31,283
9,550	Gasco Energy, Inc.*	22,443
		53,726

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 37

Janus Adviser Small-Mid Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Physician Practice Management - 2.9%
1,370	Healthways, Inc.*	$62,211
705	Pediatrix Medical Group, Inc.*	37,041
		99,252
Printing - Commercial - 1.5%
1,205	VistaPrint, Ltd.*	51,923
Property and Casualty Insurance - 0.2%
295	Employers Holdings, Inc.	5,891
Real Estate Operating/Development - 1.1%
480	Rodobens Negocios Imobiliarios S.A.	5,071
600	St. Joe Co.	34,740
		39,811
Recreational Vehicles - 0.5%
370	Polaris Industries, Inc.	17,301
REIT - Mortgages - 1.1%
1,348	CapitalSource, Inc.	37,461
Research and Development - 0.1%
140	Affymax, Inc.	5,158
Respiratory Products - 1.8%
1,495	Respironics, Inc.*	63,687
Retail - Computer Equipment - 0.6%
390	GameStop Corp. - Class B*	20,849
Retail - Gardening Products - 1.0%
665	Tractor Supply Co.*	33,469
Retail - Petroleum Products - 1.0%
760	World Fuel Services Corp.	34,846
Retail - Restaurants - 1.0%
560	Chipotle Mexican Grill, Inc. - Class A*	33,275
Retail - Sporting Goods - 1.2%
1,300	Zumiez, Inc.*	42,770
Schools - 1.0%
310	Strayer Education, Inc.	35,269
Semiconductor Components/Integrated Circuits - 1.4%
2,625	Cypress Semiconductor Corp.*	48,431
Telecommunication Services - 6.4%
990	Amdocs, Ltd. (U.S. Shares)*	34,333
2,685	FiberTower Corp.*	14,043
1,945	NeuStar, Inc. - Class A*	60,080
1,195	SAVVIS, Inc.*	53,560
2,410	Time Warner Telecom, Inc. - Class A*	56,105
		218,121
Therapeutics - 1.1%
355	Amylin Pharmaceuticals, Inc.*	13,767
895	Mannkind Corp.*	14,821
445	MGI Pharma, Inc.*	8,553
		37,141
Transactional Software - 0.9%
2,510	Innerworkings, Inc.*	32,254
Transportation - Equipment and Leasing - 2.2%
945	GATX Corp.	43,092
1,345	Genesis Lease, Ltd. (ADS)*	34,862
		77,954
Transportation - Marine - 0.5%
590	Horizon Lines, Inc. - Class A	17,553

Shares or Principal Amount		Value
Transportation - Services - 1.0%
1,185	UTi Worldwide, Inc. (U.S. Shares)	$36,024
Transportation - Truck - 2.5%
735	Con-Way, Inc.	36,559
1,200	Landstar System, Inc.	50,748
		87,307
Veterinary Diagnostics - 1.3%
790	Animal Health International, Inc.	9,836
1,035	VCA Antech, Inc.*	34,796
		44,632
Web Hosting/Design - 1.5%
615	Equinix, Inc.*	51,703
Web Portals/Internet Service Providers - 0.6%
595	SINA Corp (U.S. Shares)*	21,283
Wireless Equipment - 2.0%
2,385	SBA Communications Corp. - Class A*	70,858
Total Common Stock (cost $2,956,024)		3,257,148
Money Markets - 5.8%
173,629	Janus Institutional Cash Reserves Fund, 5.30%	173,629
26,696	Janus Money Market Fund, 5.25%	26,696
Total Money Markets (cost $200,325)		200,325
Total Investments (total cost $3,156,349) – 99.6%		3,457,473
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		15,228
Net Assets – 100%		$3,472,701

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$51,923	1.5%
Brazil	35,484	1.0%
Canada	37,340	1.1%
Cayman Islands	38,300	1.1%
China	31,355	0.9%
France	34,030	1.0%
Ireland	34,862	1.0%
Japan	21,052	0.6%
Mexico	18,923	0.6%
United Kingdom	70,357	2.0%
United States††	3,083,847	89.2%
Total	$3,457,473	100.0%

†† Includes Short-Term Securities (83.4% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.
38 Janus Adviser Series January 31, 2007

Janus Adviser Growth and Income Fund (unaudited)

Fund Snapshot

This conservative growth fund from Janus combines core holdings and opportunistic companies with income-oriented securities, seeking to deliver consistent returns through all types of market conditions.

Minyoung Sohn

portfolio manager

Performance Overview

For the six-month period ended January 31, 2007, Janus Adviser Growth and Income Fund's Class S Shares returned 9.39%, trailing the Fund's primary benchmark, the S&P 500® Index, which gained 13.75%. The Fund's performance also fell short of the 15.12% return of the Russell 1000® Growth Index, its secondary benchmark.

First, a Few Words on Process

Especially in light of the Fund's underperformance versus its benchmarks, I would like to discuss how I pick stocks and construct the portfolio. I place strong emphasis on the synthesis of qualitative research and quantitative analysis. Deep grassroots research must be tied to balance sheet, cash flow and valuation analysis. While this is what I seek from Janus' team of research analysts, I have also made clear what they can expect from me. I will be accessible. I will read research notes and review models. I will help analysts pitch their best ideas to other portfolio managers. I believe the formula for successful investing at Janus is the close collaboration among our talented research team, and I intend to leverage that research as much as possible. At the end of the period, nearly 80% of the Fund's assets were held in stocks our own analysts rated as "buy" or "strong buy."

Investment Philosophy and Strategy

The primary investment objective of the Fund is to seek long-term growth of capital. The Fund is managed for shareholders who want long-term exposure to the equity market, as they pursue longer-term financial objectives such as building a retirement nest egg, buying a home or funding a college education. A traditional definition of a conservative approach to equity investing implies looking at the price volatility of the portfolio, or its beta, relative to a benchmark. I have a broader view in which the spirit of conservatism is captured in the portfolio construction process. I attempt to control risk by monitoring the diversification of the Fund1 and by limiting the maximum position size to under 5%. And while I employ a bottom-up approach to picking stocks, I will keep an eye on the size of sector weightings relative to the Fund's benchmarks.2

Portfolio Construction

From a portfolio construction point of view, I broadly think of the Fund as holding two buckets of stocks. The first bucket is comprised of the core holdings. What is a core holding? In my view, any company's primary business activity – whether it is Exxon Mobil, Procter & Gamble or Yahoo! – can be boiled down to one of the following areas: manufacturing (how products and/or services are built); distribution (how products go to market); or research and development (how new products or services are developed). It is my belief that companies with sustainable competitive advantages in one or more of these areas will generate superior margins and returns on invested capital versus their peer groups, and that their stock prices should accordingly outperform over time. Owning these core holdings is a bet on the status quo – the company's ability to continue to build value over time.

The second bucket is comprised of "special situation" stocks. This is a widely used and somewhat ambiguous term, which might imply a new management team, changes to the business portfolio – for example, selling underperforming business units, perhaps a decision triggered by new management – or changes to the way capital is allocated among businesses or returned to shareholders. A special situation may also be characterized by moments when a company is poised to benefit from a product catalyst powerful enough to enhance the complexion of its profit and cash flow structure. The key to owning a special situation stock is having confidence that change is underway and that this dynamic element has not yet been recognized or reflected in the valuation of the company.

Energy and Semiconductor Stocks Hindered Performance

The largest detractors during the period was semiconductor company Advanced Micro Devices, or AMD. AMD shares peaked at above $40 in early 2006, but ended January 2007 below $16 per share. While many factors contributed to this decline, the key analytical point is that average sales prices for microprocessors have deteriorated much more than expected, due in part to aggressive price competition between AMD and rival Intel. Nonetheless, our investment thesis supports the view that AMD will perform well over the long-term. In particular, our analysis suggests that attractive pricing on microprocessors could allow the company to capture 20% to 30% of the value share in every one of its major market segments, including servers, commercial desktops, consumer desktops and notebook computers. Notably, AMD is expected to introduce new architecture in 2007, which should refresh its product portfolio in the server, desktop and mobile segments. Consequently, I added to our stake in the company.

The Fund's overweight exposure to the energy sector also proved detrimental, as oil prices retreated from their summer highs, dampening earnings expectations for a variety of energy-related firms. As a result, investors reassessed elevated valuations on many energy shares, putting pressure on our stakes in companies such as Valero Energy, EnCana and Suncor. Despite the recent correction, we remain constructive on the long-term outlook for oil prices and, by extension, for the energy holdings we own. The Fund's investment in energy shares is based on our fundamental analysis of supply and demand for both crude oil and natural gas. There are two related critical differences between recent high oil prices and those of the past. First, recent price fluctuations have largely been driven by demand growth, not a supply disruption. In particular, strong worldwide gross domestic product (GDP) growth and the emergence of China and India have resulted in annual demand growth of 1.5% to 2.0%, which has outpaced the rate of supply growth. Second, worldwide spare production capacity is estimated to be 2 million barrels per day on a demand base of 85 million barrels. This tightness may see temporary relief in 2007, but we remain bullish on oil due to our analysis of long-term supply and demand, as it is increasingly difficult to find large new sources of supply. Our research suggests that non-OPEC supply will peak in 2009 or 2010 and that OPEC will struggle to increase output meaningfully enough to the meet the world's

Janus Adviser Series January 31, 2007 39

Janus Adviser Growth and Income Fund (unaudited)

demand growth. This will likely create a situation in which the market must price out demand – at an equilibrium price that is clearly well above $60 per-barrel.

Retail, Telecommunications, and Healthcare Equipment Stocks Aided Results

A number of retail stocks performed well during the period, supported in part by an improved macroeconomic outlook for consumer spending. One standout was upscale retailer Nordstrom. Robust sales growth and improving profit helped fuel a near 26% year-over-year gain in the company's third-quarter profits.

While the Fund remained underweight in the booming telecommunications sector, several telecommunications shares proved to be impressive performers. These included Bharti Airtel, which operates its mobile phone service under the brand Airtel. Bharti shares gained approximately 94% during the six-month period. Bharti Airtel is the largest mobile phone operator in India, with a roughly 21% market share. As we have tracked the Indian wireless industry over the past year, we have been impressed that the market has consistently grown faster than we expected. Therefore, while Bharti's stock is expensive on an earnings-multiple basis, we believe that this valuation is supported by the company's growth prospects. We held our position in Bharti, which we believe is one of the best growth stories in the portfolio.

Another strong contributor was Align Technology. The company markets its own proprietary Invisalign system, which helps correct malocclusion, or the misalignment of teeth, through nearly invisible, removable appliances that provide a more aesthetic and comfortable alternative to traditional braces. Shares of Align Technology surged in January after the company reported a narrower-than-expected quarterly loss and solid revenue growth. The company also received a boost after reaching a legal settlement that effectively prevents rival OrthoClear from marketing its own line of dental aligners.

Consumer products giant Procter & Gamble continued to impress investors with its strong financial performance and market positioning. Its integration of former rival Gillette appears to be proceeding ahead of schedule, creating new revenue streams and cost synergies.

Closing Comments

The challenge in the recent environment has been to provide you with attractive returns that reward your confidence in our investment management efforts, while at the same time managing downside risk in what has been a volatile market. I welcome this challenge, as I am supported by a talented analyst pool. I remain firm in my strategy of picking stocks one at a time and staying close to what I believe are the best ideas generated by the Janus research team.

As always, I promise you my utmost effort in the periods ahead. In addition, a portion of my personal assets are invested here at Janus in the two retail funds under my charge, Janus Growth and Income Fund and Janus Fundamental Equity Fund, and I continue to contribute every month to both.

Thank you for your investment in Janus Adviser Growth and Income Fund.

1To put some numbers around this statement: the top 10 positions will generally comprise approximately 30% of the assets and the top 20 positions will be approximately 45-55% of assets.

2Sector weightings are compared to both the S&P 500® Index and the Russell 1000® Growth Index.

Janus Adviser Growth and Income Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
EMC Corp.	0.97%
Bharti Airtel, Ltd.	0.92%
Marvel Entertainment, Inc.	0.69%
Nordstrom, Inc.	0.54%
Align Technology, Inc.	0.53%

5 Largest Detractors from Performance – Holdings

Contribution
Advanced Micro Devices, Inc.	(0.97)%
Valero Energy Corp.	(0.37)%
EnCana Corp. (U.S. Shares)	(0.37)%
Suncor Energy, Inc.	(0.29)%
SanDisk Corp.	(0.28)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Retailing	1.62%	5.84%	3.36%
Technology Hardware & Equipment	1.21%	6.44%	6.81%
Consumer Services	1.19%	3.09%	1.69%
Healthcare Equipment & Services	1.10%	4.27%	4.22%
Consumer Durables & Apparel	0.92%	2.16%	1.19%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Energy	(0.71)%	18.12%	9.75%
Semiconductors & Semiconductor Equipment	(0.61)%	12.30%	2.61%
Insurance	0.00%	0.00%	4.79%
Real Estate	0.00%	0.00%	1.18%
Utilities	0.00%	0.00%	3.47%

40 Janus Adviser Series January 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2007

General Electric Co. Diversified Operations	3.5%
Hess Corp. Oil Companies - Integrated	3.0%
Yahoo!, Inc. Web Portals/Internet Service Providers	2.8%
EMC Corp. Computers - Memory Devices	2.7%
Advanced Micro Devices, Inc. Electronic Components - Semiconductors	2.7%
14.7%

Asset Allocation – (% of Net Assets)

As of January 31, 2007

Emerging markets comprised 6.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2007	As of July 31, 2006

Janus Adviser Series January 31, 2007 41

Janus Adviser Growth and Income Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2007

	Fiscal Year-to-Date	One Year		Five Year		Since Inception*
Janus Adviser Growth and Income Fund - A Shares
NAV	9.57%	0.77%		6.76%		8.53%
MOP	3.28%	(5.00)%		5.61%		7.86%
Janus Adviser Growth and Income Fund - C Shares
NAV	9.18%	0.19%		6.19%		8.07%
CDSC	8.16%	(0.74)%
Janus Adviser Growth and Income Fund - I Shares	9.58%	0.93%		6.76%		8.53%
Janus Adviser Growth and Income Fund - R Shares	9.33%	0.35%		6.51%		8.35%
Janus Adviser Growth and Income Fund - S Shares	9.39%	0.53%		6.76%		8.53%
S&P 500® Index	13.75%	14.51%		6.82%		4.52%
Russell 1000® Growth Index	15.12%	9.95%		3.58%		1.52%
Lipper Quartile - S Shares	–	4	th	2	nd	1	st
Lipper Ranking - S Shares
based on total returns for Large-Cap Core Funds	–	807/812		153/577		3/325

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class A Shares' estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class I Shares' estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class R Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

The date of the since-inception Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after Fund inception.

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

* The predecessor fund's inception date - May 1, 1998

42 Janus Adviser Series January 31, 2007

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,095.70	$5.18
Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99
Expense Example - C Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,091.80	$9.17
Hypothetical (5% return before expenses)	$1,000.00	$1,016.43	$8.84
Expense Example - I Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,095.80	$4.70
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53
Expense Example - R Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,093.30	$7.65
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.37
Expense Example - S Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,093.90	$6.33
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11

*Expenses are equal to the annualized expense ratio of 0.98% for A Shares, 1.74% for C Shares, 0.89% for I Shares, 1.45% for R Shares and 1.20% for the S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Adviser Series January 31, 2007 43

Janus Adviser Growth and Income Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares/Principal/Contract Amounts		Value
Common Stock - 86.3%
Advertising Sales - 1.2%
51,905	Lamar Advertising Co.*	$3,440,263
Aerospace and Defense - 1.6%
52,350	Boeing Co.	4,688,466
Agricultural Operations - 0.4%
27,850	Archer-Daniels-Midland Co.	891,200
Building - Residential and Commercial - 0.6%
2,410	NVR, Inc.*,#	1,668,973
Casino Hotels - 1.8%
44,250	Boyd Gaming Corp.	2,104,973
35,930	Harrah's Entertainment, Inc.	3,035,366
		5,140,339
Coal - 1.0%
68,705	Peabody Energy Corp.	2,805,225
Commercial Banks - 1.1%
91,045	Commerce Bancorp, Inc.#	3,075,500
Computers - 1.6%
6,380	Apple Inc.*,**	546,957
165,355	Dell, Inc.*	4,009,859
		4,556,816
Computers - Memory Devices - 2.7%
563,015	EMC Corp.*	7,876,580
Cosmetics and Toiletries - 2.6%
116,420	Procter & Gamble Co.	7,552,165
Dental Supplies and Equipment - 0.8%
124,860	Align Technology, Inc.*	2,066,433
Diversified Operations - 4.1%
275,592	General Electric Co.	9,935,092
884,000	Melco International Development, Ltd.*	1,881,142
		11,816,234
Electronic Components - Semiconductors - 9.0%
503,120	Advanced Micro Devices, Inc.*	7,823,516
106,884	NVIDIA Corp.*	3,275,995
4,590	Samsung Electronics Company, Ltd.	2,842,008
16,261	Samsung Electronics Company, Ltd. (GDR)	4,962,422
218,175	Spansion, Inc. - Class A*,#	2,799,185
131,610	Texas Instruments, Inc.	4,104,916
		25,808,042
Energy - Alternate Sources - 0.5%
41,540	Suntech Power Holdings Company, Ltd. (ADR)*,#	1,528,672
Entertainment Software - 1.2%
68,665	Electronic Arts, Inc.*	3,433,250
Finance - Investment Bankers/Brokers - 4.8%
135,260	Citigroup, Inc.	7,456,884
122,310	JP Morgan Chase & Co.	6,229,248
		13,686,132
Finance - Mortgage Loan Banker - 1.9%
97,585	Fannie Mae	5,516,480
Food - Canned - 0.4%
42,163	TreeHouse Foods, Inc.*	1,256,879
Hotels and Motels - 0.9%
31,410	Four Seasons Hotels, Inc.	2,615,197

Shares/Principal/Contract Amounts		Value
Industrial Automation and Robotics - 1.8%
83,270	Rockwell Automation, Inc.	$5,096,957
Investment Companies - 1.0%
125,757	KKR Private Equity Investors L.P. (U.S. Shares) (144A)*,**	2,936,264
Medical - Biomedical and Genetic - 0.7%
35,665	Celgene Corp.*	1,914,497
Medical - Drugs - 4.2%
39,164	Roche Holding A.G.**	7,383,435
53,279	Sanofi-Aventis**,#	4,705,980
		12,089,415
Medical - HMO - 1.3%
72,660	Coventry Health Care, Inc.*	3,745,623
Multimedia - 0.3%
39,775	News Corporation, Inc. - Class B#	972,499
Oil - Field Services - 1.2%
115,130	Halliburton Co.	3,400,940
Oil Companies - Exploration and Production - 3.6%
20,565	Apache Corp.	1,500,628
141,989	EnCana Corp. (U.S. Shares)	6,819,732
31,030	EOG Resources, Inc.	2,145,104
		10,465,464
Oil Companies - Integrated - 9.0%
87,690	Exxon Mobil Corp.	6,497,829
157,257	Hess Corp.	8,490,306
82,804	Petro-Canada	3,220,546
103,686	Suncor Energy, Inc.	7,683,055
		25,891,736
Oil Refining and Marketing - 2.1%
108,825	Valero Energy Corp.	5,907,021
Optical Supplies - 0.4%
8,620	Alcon, Inc. (U.S. Shares)**	1,015,091
Retail - Apparel and Shoe - 1.0%
53,590	Nordstrom, Inc.	2,985,499
Retail - Consumer Electronics - 1.1%
65,290	Best Buy Company, Inc.	3,290,616
Retail - Drug Store - 2.7%
228,435	CVS Corp.	7,686,838
Retail - Jewelry - 1.3%
98,290	Tiffany & Co.#	3,858,865
Retail - Pet Food and Supplies - 1.1%
107,090	PETsMART, Inc.	3,270,529
Shipbuilding - 0.9%
86,880	Daewoo Shipbuilding & Marine Engineering Company, Ltd.	2,525,586
Steel - Producers - 1.3%
353,412	Tata Steel, Ltd.	3,720,064
Super-Regional Banks - 1.5%
121,977	U.S. Bancorp	4,342,381
Telecommunication Equipment - Fiber Optics - 0.3%
35,805	Corning, Inc.*	746,176
Telecommunication Services - 1.6%
284,109	Bharti Airtel, Ltd.*	4,562,164
Television - 1.8%
485,994	British Sky Broadcasting Group PLC	5,214,078

See Notes to Schedules of Investments and Financial Statements.
44 Janus Adviser Series January 31, 2007

Schedule of Investments (unaudited)

As of January 31, 2007

Shares/Principal/Contract Amounts		Value
Therapeutics - 0.9%
44,285	Amylin Pharmaceuticals, Inc.*	$1,717,373
63,830	Neurocrine Biosciences, Inc.*	892,343
		2,609,716
Tobacco - 1.0%
32,705	Altria Group, Inc.	2,858,090
Toys - 1.4%
147,140	Marvel Entertainment, Inc.*	4,108,149
Transportation - Services - 0.9%
34,100	United Parcel Service, Inc. - Class B	2,464,748
Web Portals/Internet Service Providers - 2.8%
288,095	Yahoo!, Inc.*	8,155,969
Wireless Equipment - 0.9%
116,175	Nokia Oyj (ADR)**	2,567,468
Total Common Stock (cost $200,612,413)		247,825,289
Equity-Linked Structured Notes - 6.6%
Finance - Investment Bankers/Brokers - 5.9%
29,299	Allegro Investment Corporation S.A., convertible, (Apple Computer, Inc.) 9.08% (144A)**,§	2,476,047
129,710	Allegro Investment Corporation S.A., convertible, (Corning, Inc.) 20.10% (144A)**,§	2,705,568
19,955	Goldman Sachs Group, Inc., convertible (Celgene Corp., NVIDIA Corp. Peabody Energy Corp.), 46.75% (144A)§	1,777,951
24,391	Goldman Sachs Group, Inc. convertible, (EOG Resources, Inc. Nordstrom, Inc., Rockwell Automation, Inc.), 30.20%ß	2,449,442
113,790	Goldman Sachs Group, Inc., convertible (NVIDIA Corp.), 24.20% (144A)§	2,612,277
2,415,000	Lehman Brothers Holdings, Inc. convertible (Lennar Corp., QUALCOMM, Inc. Suntech Power Holdings Company, Ltd.), 41.26% (144A)§	2,434,079
66,032	Morgan Stanley Co., convertible (QUALCOMM, Inc.), 10.01% (144A)§	2,494,689
		16,950,053
Money Center Banks - 0.7%
23,690	Deutsche Bank A.G., convertible (Suncor Energy, Inc.), 20.53% (144A)§	1,851,847
Total Equity-Linked Structured Notes (cost $18,418,543)		18,801,900
Money Markets - 5.4%
1,277,900	Janus Institutional Cash Reserves Fund, 5.30%	1,277,900
14,324,100	Janus Money Market Fund, 5.25%	14,324,100
Total Money Markets (cost $15,602,000)		15,602,000
Purchased Options - Calls - 0.2%
405	ConocoPhillips, expires January 2009 exercise price $70.00	384,750
403	Proctor & Gamble Co., expires January 2008 exercise price $70.00	96,720
Total Purchased Options - Calls (premiums paid $499,878)		481,470

Shares/Principal/Contract Amounts		Value
Other Securities - 4.1%
11,823,270	State Street Navigator Securities Lending Prime Portfolio† (cost $11,823,270)	$11,823,270
Total Investments (total cost $246,956,104) – 102.6%		294,533,929
Liabilities, net of Cash, Receivables and Other Assets** – (2.6)%		(7,540,795)
Net Assets – 100%		$286,993,134

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Canada	$20,338,530	6.9%
Cayman Islands	1,528,672	0.5%
Finland	2,567,468	0.9%
France	4,705,980	1.6%
Hong Kong	1,881,142	0.6%
India	8,282,228	2.8%
Luxembourg	5,181,615	1.8%
Netherlands	2,936,264	1.0%
South Korea	10,330,016	3.5%
Switzerland	8,398,526	2.9%
United Kingdom	7,065,925	2.4%
United States††	221,317,563	75.1%
Total	$294,533,929	100.0%

†† Includes Short-Term Securities and Other Securities (65.8% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 3/15/07	200,000	$261,131	$(8,421)
Euro 6/8/07	1,175,000	1,539,306	(2,312)
Swiss Franc 3/14/07	1,325,000	1,069,492	14,220
Swiss Franc 6/8/07	1,060,000	861,860	2,035
Total		$3,731,789	$5,522

Value
Schedule of Written Options - Puts
Procter & Gamble Co. expires January 2008 201 contracts exercise price $55.00	$(13,869)
Procter & Gamble Co. expires January 2008 201 contracts exercise price $60.00	(31,155)
Total Written Options - Puts
402 contracts (Premiums received $58,304)	$(45,024)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 45

Janus Adviser Fundamental Equity Fund (unaudited)

Fund Snapshot

The conservative growth fund from Janus relies on detailed research to drive its fundamental approach to investing in core holdings and opportunistic companies.

Minyoung Sohn

portfolio manager

Performance Overview

For the six-month period ended January 31, 2007, Janus Adviser Fundamental Equity Fund's Class S Shares returned 9.43%, trailing the Fund's primary benchmark, the S&P 500® Index, which gained 13.75%. The Fund's performance also fell short of the 15.12% rise in the Russell 1000® Growth Index, its secondary benchmark.

Investment Philosophy and Strategy – How Stocks are Selected

The investment objective of the Fund is to seek long-term growth of capital. The primary difference between Janus Adviser Fundamental Equity Fund and Janus Adviser Growth and Income Fund, which I also manage, is that Janus Adviser Fundamental Equity Fund does not have an income component. As such, the Fund is invested predominantly in stocks to seek capital appreciation. My investment strategy is built on a combination of in-depth grassroots research and rigorous quantitative analysis, and I fully use the skills and knowledge of the research team in this process. The research process begins by identifying companies we believe have sustainable competitive advantages in product manufacturing, product distribution, or research and development. Janus' analysts devote much of their time and energy in the field – interviewing suppliers, competitors and partners – in an effort to develop deep knowledge of the industry ecosystem. After assessing the qualitative characteristics, we look at the financial metrics in detail to identify companies we believe are poised to deliver improving margins, returns on invested capital and free cash flow. This involves a careful review of the balance sheet and cash flow statements, and understanding how they interconnect with the income statement. Our company analysis is not complete until we test the valuation of the stock against a variety of market scenarios using discounted cash flow evaluations. Then, after assigning probabilities to each outcome, we finally derive a price target for the stock.

AMD and Energy Shares Weighed on Results

One of the largest detractors during the period was semiconductor company Advanced Micro Devices (AMD). AMD shares peaked at above $40 in early 2006, but ended January 2007 below $16 per share. While many factors contributed to this decline, the key analytical point is that average sales prices for microprocessors have deteriorated much more than expected, due in part to aggressive price competition between AMD and rival Intel. Nonetheless, our investment thesis supports the view that AMD will perform well over the long-term. In particular, our analysis suggests that attractive pricing on microprocessors could allow the company to capture 20% to 30% of the value share in every one of its major market segments, including servers, commercial desktops, consumer desktops and notebook computers. Notably, AMD is expected to introduce new architecture in 2007, which will refresh its product portfolio in the server, desktop and mobile segments. Consequently, I added to our stake in the company.

The Fund's overweight exposure to the energy sector also proved detrimental as oil prices retreated from their summer highs, dampening earnings expectations for a variety of energy-related firms. As a result, investors reassessed elevated valuations on many energy shares, putting pressure on our stakes in companies such as Valero Energy, EnCana and Suncor Inc. Despite the recent correction, we remain constructive on the long-term outlook for oil prices and, by extension, for the energy holdings we own. The Fund's investment in energy shares is based on our fundamental analysis of supply and demand for both crude oil and natural gas. There are two related critical differences between recent high oil prices and those of the past. First, recent price fluctuations have largely been driven by demand growth, not a supply disruption. In particular, strong worldwide gross domestic product (GDP) growth and the emergence of China and India have resulted in annual demand growth of 1.5% to 2.0%, which has outpaced the rate of supply growth. Second, worldwide spare production capacity is estimated to be 2 million barrels per day on a demand base of 85 million barrels. This tightness may see temporary relief in 2007, but we remain bullish on oil due to our analysis of long-term supply and demand, as it is increasingly difficult to find large new sources of supply. Our research suggests that non-OPEC supply will peak in 2009 or 2010 and that OPEC will struggle to increase output meaningfully enough to the meet the world's demand growth. This will likely create a situation in which the market must price out demand – at an equilibrium price that is clearly well above $60 per-barrel.

Financial Holdings and Select Technology Names Boosted Performance

Benefiting overall results were strong advances by a number of individual financial services holdings. These included Merrill Lynch, the Fund's top performer during the period. The investment thesis for buying Merrill Lynch was our belief that the company was poised to deliver expanding returns on equity through the combination of improving profitability across its major businesses and aggressive repurchasing of its shares. Merrill has further invested in its businesses by attracting talent from competitors and enhancing capabilities in fixed-income, derivatives, commodities, investment banking and prime brokerage. Although these businesses are more capital-intensive, they leverage the company's inefficient balance sheet (too much accumulated equity capital) and should help to drive faster revenue growth and improved profitability and returns. We believe that better balance sheet utilization alone, provided by the

46 Janus Adviser Series January 31, 2007

(unaudited)

enhanced focus on these businesses, will boost Merrill's returns on equity and drive higher valuations for the stock. Consequently, I continue to hold our position.

JPMorgan Chase proved another strong contributor to performance. In particular, we believe that JPMorgan's new CEO, Jaime Dimon, will energize the profitability of the company's collection of businesses by lowering the cost structure and using its large scale to generate new business opportunities. One of our research analysts, Gabe Bodhi, has conducted extensive qualitative research and quantitative analysis on the company. He not only met with numerous top managers at JPMorgan, but he also built detailed bottom-up financial models to support his investment thesis. I believe the stock continues to trade at a relatively modest valuation relative to its potential earnings growth, and therefore provides a potentially significant margin of safety while we anticipate even better share-price performance in the future.

Our investment in software company Oracle also worked to our advantage during the period. When I established the position in Oracle in 2005, I noted that, despite the company's underlying growth rate and high returns on capital, I believed the stock was trading at a valuation discount to other large-cap growth stocks. In 2006, this investment thesis appeared on track as the company reported a string of good quarterly results, driving the stock price higher. Despite the company's solid fundamentals, I reduced the Fund's stake in Oracle as the stock reached my "fair value" price target of $16-$18 per share.

Closing Comments

The challenge in the recent environment has been to provide you with attractive returns (after expenses) that reward your confidence in our investment management efforts, while at the same time managing downside risk in what has been a volatile market. I welcome this challenge, as I am supported by a talented analyst pool. I remain firm in my strategy of picking stocks one at a time and staying close to what I believe are the best ideas generated by the Janus research team.

As always, I promise you my utmost effort in the periods ahead. In addition, a portion of my personal assets are invested here at Janus in the two retail funds under my charge, Janus Growth and Income Fund and Janus Fundamental Equity Fund, and I continue to contribute every month to both.

Thank you for your investment in Janus Adviser Fundamental Equity Fund.

Janus Adviser Fundamental Equity Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Merrill Lynch & Company, Inc.	1.07%
EMC Corp.	0.83%
Harrah's Entertainment, Inc.	0.72%
Adobe Systems, Inc.	0.64%
Citigroup, Inc.	0.61%

5 Largest Detractors from Performance – Holdings

Contribution
Valero Energy Corp.	(0.59)%
Advanced Micro Devices, Inc.	(0.43)%
Archer-Daniels-Midland Co.	(0.36)%
Whole Foods Market, Inc.	(0.30)%
Suncor Energy, Inc.	(0.23)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Diversified Financials	2.47%	13.32%	10.34%
Technology Hardware & Equipment	1.46%	6.22%	6.81%
Software & Services	1.33%	9.10%	5.79%
Retailing	1.12%	5.75%	3.36%
Capital Goods	1.04%	7.59%	8.59%

5 Largest Detractors from Performance – Sectors

	Fund Weighting Fund Contribution	(% of Net Assets)	S&P 500® Index Weighting
Energy	(0.47)%	17.88%	9.75%
Semiconductors & Semiconductor Equipment	(0.36)%	6.73%	2.61%
Food, Beverage & Tobacco	(0.10)%	2.24%	4.83%
Food & Staples Retailing	(0.10)%	2.47%	2.26%
Utilities	0.00%	0.00%	3.47%

Janus Adviser Series January 31, 2007 47

Janus Adviser Fundamental Equity Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2007

JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	4.3%
General Electric Co. Diversified Operations	4.0%
Merrill Lynch & Company, Inc. Finance - Investment Bankers/Brokers	4.0%
Citigroup, Inc. Finance - Investment Bankers/Brokers	3.7%
Roche Holding A.G. Medical - Drugs	3.0%
19.0%

Asset Allocation – (% of Net Assets)

As of January 31, 2007

Emerging markets comprised 2.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2007	As of July 31, 2006

48 Janus Adviser Series January 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2007

	Fiscal Year-to-Date	One Year		Five Year		Since Inception*
Janus Adviser Fundamental Equity Fund - A Shares
NAV	9.58%	3.75%		8.62%		12.87%
MOP	3.30%	(2.21)%		7.45%		12.25%
Janus Adviser Fundamental Equity Fund - C Shares
NAV	9.20%	3.03%		8.02%		12.22%
CDSC	8.18%	2.07%
Janus Adviser Fundamental Equity Fund - I Shares	9.73%	4.04%		8.62%		12.87%
Janus Adviser Fundamental Equity Fund - R Shares	9.35%	3.28%		8.39%		12.75%
Janus Adviser Fundamental Equity Fund - S Shares	9.43%	3.54%		8.62%		12.87%
S&P 500® Index	13.75%	14.51%		6.82%		7.91%
Russell 1000® Growth Index	15.12%	9.95%		3.58%		5.13%
Lipper Quartile - S Shares	–	4	th	1	st	1	st
Lipper Ranking - S Shares based on total returns for Large-Cap Core Funds	–	791/812		31/577		1/262

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class A Shares' estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class I Shares' estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Effective June 30, 2006, Janus Adviser Core Equity Fund was renamed Janus Adviser Fundamental Equity Fund.

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total return would have been lower.

*The predecessor fund's inception date - May 1, 1997

Janus Adviser Series January 31, 2007 49

Janus Adviser Fundamental Equity Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expenses Example - A Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,095.80	$5.02
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84
Expenses Example - C Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,092.00	$8.96
Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	$8.64
Expenses Example - I Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,097.30	$3.70
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57
Expenses Example - R Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,093.50	$7.65
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.37
Expenses Example - S Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,094.30	$6.33
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11

*Expenses are equal to the annualized expense ratio of 0.95% for A Shares, 1.70% for C Shares, 0.70% for I Shares, 1.45% for R Shares and 1.20% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio. See Notes to Schedules of Investments for index definitions.

Lipper Inc. – A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

50 Janus Adviser Series January 31, 2007

Janus Adviser Fundamental Equity Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares/Principal/Contract Amounts		Value
Common Stock - 95.9%
Advertising Sales - 1.7%
53,290	Clear Channel Outdoor Holdings, Inc.*	$1,541,147
Aerospace and Defense - 2.1%
21,325	Boeing Co.	1,909,867
Agricultural Operations - 0.8%
21,655	Archer-Daniels-Midland Co.	692,960
Casino Hotels - 2.1%
22,710	Harrah's Entertainment, Inc.	1,918,541
Coal - 0.9%
20,405	Peabody Energy Corp.	833,136
Commercial Banks - 2.0%
54,900	Commerce Bancorp, Inc.	1,854,522
Computers - 2.1%
14,095	Apple Inc.*,**	1,208,364
29,760	Dell, Inc.*	721,680
		1,930,044
Computers - Memory Devices - 2.7%
174,860	EMC Corp.*	2,446,291
Cosmetics and Toiletries - 2.3%
31,830	Procter & Gamble Co.	2,064,812
Diversified Operations - 4.0%
101,789	General Electric Co.	3,669,493
Electronic Components - Semiconductors - 5.4%
96,470	Advanced Micro Devices, Inc.*	1,500,109
7,280	NVIDIA Corp.*	223,132
1,438	Samsung Electronics Company, Ltd.	890,372
55,830	Spansion, Inc. - Class A*	716,299
50,510	Texas Instruments, Inc.	1,575,406
		4,905,318
Electronic Forms - 1.9%
45,190	Adobe Systems, Inc.*	1,756,535
Energy - Alternate Sources - 0.6%
7,100	First Solar, Inc.*	229,827
9,560	Suntech Power Holdings Company, Ltd. (ADR)*	351,808
		581,635
Enterprise Software/Services - 2.5%
88,720	Oracle Corp.*	1,522,435
16,925	SAP A.G. (ADR)**	784,305
		2,306,740
Entertainment Software - 1.1%
19,890	Electronic Arts, Inc.*	994,500
Finance - Credit Card - 1.2%
18,055	American Express Co.	1,051,162
Finance - Investment Bankers/Brokers - 12.0%
61,626	Citigroup, Inc.	3,397,441
75,990	JP Morgan Chase & Co.	3,870,172
38,895	Merrill Lynch & Company, Inc.	3,639,016
		10,906,629
Finance - Mortgage Loan Banker - 2.3%
37,405	Fannie Mae	2,114,505
Finance - Other Services - 0.3%
2,185	Nymex Holdings, Inc.*	281,494

Shares/Principal/Contract Amounts		Value
Food - Canned - 0.6%
18,690	TreeHouse Foods, Inc.*	$557,149
Food - Retail - 0.7%
14,975	Whole Foods Market, Inc.	646,770
Hotels and Motels - 0.7%
7,415	Four Seasons Hotels, Inc.	617,373
Industrial Automation and Robotics - 1.2%
17,915	Rockwell Automation, Inc.	1,096,577
Medical - Biomedical and Genetic - 1.7%
27,965	Celgene Corp.*	1,501,161
Medical - Drugs - 7.2%
58,650	Merck & Company, Inc.	2,624,588
14,338	Roche Holding A.G.	2,703,086
13,653	Sanofi-Aventis**	1,205,930
		6,533,604
Medical - HMO - 2.3%
40,205	Coventry Health Care, Inc.*	2,072,568
Multimedia - 0.4%
14,630	News Corporation, Inc. - Class B	357,704
Oil - Field Services - 0.8%
23,095	Halliburton Co.	682,226
Oil and Gas Drilling - 0.6%
7,210	Transocean, Inc. (U.S. Shares)*	557,838
Oil Companies - Exploration and Production - 3.5%
15,515	Apache Corp.	1,132,130
26,185	EnCana Corp. (U.S. Shares)	1,257,665
11,555	EOG Resources, Inc.	798,797
		3,188,592
Oil Companies - Integrated - 9.4%
12,330	ConocoPhillips	818,835
24,905	Exxon Mobil Corp.	1,845,461
49,180	Hess Corp.	2,655,227
10,890	Marathon Oil Corp.	983,803
29,861	Suncor Energy, Inc.	2,212,678
		8,516,004
Oil Refining and Marketing - 2.2%
36,818	Valero Energy Corp.	1,998,481
Retail - Consumer Electronics - 1.2%
21,040	Best Buy Company, Inc.	1,060,416
Retail - Drug Store - 2.6%
69,070	CVS Corp.	2,324,206
Retail - Jewelry - 1.5%
33,740	Tiffany & Co.	1,324,632
Retail - Regional Department Stores - 1.8%
39,345	Federated Department Stores, Inc.	1,632,424
Steel - Producers - 1.3%
111,876	Tata Steel, Ltd.	1,177,622
Telecommunication Equipment - Fiber Optics - 1.6%
71,440	Corning, Inc.*	1,488,810
Therapeutics - 0.8%
8,295	Gilead Sciences, Inc.*	533,535
10,535	Neurocrine Biosciences, Inc.*	147,279
		680,814

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 51

Schedule of Investments (unaudited)

As of January 31, 2007

Janus Adviser Fundamental Equity Fund

Shares/Principal/Contract Amounts		Value
Transportation - Railroad - 2.5%
23,505	Canadian National Railway Co. (U.S. Shares)	$1,073,943
11,510	Union Pacific Corp.	1,162,510
		2,236,453
Web Portals/Internet Service Providers - 2.8%
89,695	Yahoo!, Inc.*	2,539,265
Wireless Equipment - 0.5%
20,765	Nokia Oyj (ADR)**	458,907
Total Common Stock (cost $74,697,912)		87,008,927
Money Market - 4.0%
3,635,785	Janus Institutional Cash Reserves Fund 5.30% (cost $3,635,785)	3,635,785
Purchased Options - Calls - 0.1%
65	ConocoPhillips, expires January 2009 exercise price $70.00	61,750
66	Procter & Gamble Co., expires January 2008 exercise price $70.00	15,840
Total Purchased Options - Calls (premiums paid $80,555)		77,590
Total Investments (total cost $78,414,252) – 100%		90,722,302
Liabilities, net of Cash, Receivables and Other Assets** – 0%		(26,758)
Net Assets – 100%		$90,695,544

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Canada	$5,161,659	5.7%
Cayman Islands	909,646	1.0%
Finland	458,907	0.5%
France	1,205,930	1.3%
Germany	784,305	0.9%
India	1,177,622	1.3%
South Korea	890,372	1.0%
Switzerland	2,703,086	3.0%
United States††	77,430,775	85.3%
Total	$90,722,302	100.0%

††Includes Short-Term Securities (81.3% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 6/8/07	355,000	$465,067	$(698)
Total		$465,067	$(698)

Value
Schedule of Written Options - Puts
Procter & Gamble Co. expires January 2008 33 contracts exercise price $55.00	$(2,277)
Procter & Gamble Co. expires January 2008 33 contracts exercise price $60.00	(5,115)
Total Written Options - Puts
66 contracts (Premiums received $9,572)	$(7,392)

See Notes to Schedules of Investments and Financial Statements.
52 Janus Adviser Series January 31, 2007

Janus Adviser Contrarian Fund (unaudited)

Fund Snapshot

This fund relies on detailed research to find out-of-favor companies believed to have unrecognized value.

David Decker

portfolio manager

Performance Review

I appreciate your continued investment in Janus Adviser Contrarian Fund. The Fund's Class S Shares returned 26.27% during the six-month period ended January 31, 2007, outperforming the 13.75% gain of the S&P 500® Index, the Fund's benchmark.

Investment Philosophy and Process

In building the portfolio of Janus Adviser Contrarian Fund, I believe I'm more likely to find attractively valued stocks when they are misunderstood, overlooked or out of favor. That's because companies that are well understood or "popular" are generally properly valued, if not overvalued. This is not to say I will buy any company that is out of favor. Indeed, the collective wisdom of Wall Street is very informed and therefore generally right, which is why markets are highly efficient. However, it is often the case that investors will over-emphasize near-term concerns and under-emphasize long-term value creation, thereby leaving a value-creating company very attractively priced. Two Fund holdings illustrate this point: St. Joe and Plum Creek Timber.

The investment theses for St. Joe and Plum Creek Timber are similar. While I previously owned a small position in St. Joe, I substantially increased the position during the past six months and, as of the end of the period was one of the largest positions in the Fund. St. Joe is the largest private landowner in Florida. As the housing market came under severe pressure in 2006, investors' interest in housing stocks decreased significantly. St. Joe also came under severe pressure due to concerns that it too would suffer in this environment. While its earnings and stock price have indeed suffered, I believe the intrinsic value of a company is not a function of its ability to make this quarter's or next quarter's earnings. St. Joe's value is in the land it owns and how it monetizes that land in the years to come. Unlike a housing developer, which cannot afford to hold a finished home until the market improves, St. Joe will hold onto land that it feels is undervalued. I highly respect CEO Peter Rummel's view that it would be irresponsible to sell valuable land into a difficult market simply to meet Wall Street's near-term earnings expectations. As investors, we want to invest your money in value-creating businesses run by management teams that understand that it often takes time – and patience – to build value.

Plum Creek Timber has also suffered from concerns over land prices and lumber prices in the weak housing market. Like St. Joe, it has chosen only to sell land or timber if the market is willing to pay a fair price. It too has the financial flexibility to be patient; if the price of lumber is unfavorable, it simply won't cut down its trees. Importantly, while the company waits for a better market, its assets –– trees – grow larger and increase in value. We are very confident that Plum Creek is creating long-term value, and we are comfortable waiting for this value to be recognized.

I firmly believe that it is important to invest in high-quality, value-creating companies when they are temporarily out of favor. By building a geographically diverse portfolio of these companies, I believe we can decrease downside risk while still participating in the upside if and when the value creation of the companies is recognized. Conversely, I will reduce or eliminate investments when we believe the company is well understood and the value it is expected to create has been appropriately recognized by the market.

One position I eliminated during the past six months was Tata Steel of India. As the company pursued an acquisition of U.K. steel maker Corus, I believed such a deal, if completed, could pose an unacceptable risk to Tata's business model.

Not all of my decisions to sell ultimately prove correct, as some companies have been outstanding performers after I've sold; but while one has to be careful not to sell too early, I feel doing so is generally better than the alternative. I am often reminded of financier Bernard Baruch's comment that his success as an investor was a function of often having sold too early. I am also comfortable selling early because of my confidence in the ability of Janus' outstanding team of analysts to uncover new opportunities, such as St. Joe and Plum Creek Timber, which I believe offer similar opportunities but with less risk.

Stocks that Contributed to Performance

Overall performance in the Fund came from companies in a number of geographic regions. Investors who have read my letters in the past will recall that investing globally is a very important aspect of my contrarian investment philosophy. I believe that unique investment opportunities exist well beyond the geographic boundaries of the United States and I think it is important to identify those opportunities. Because I believe

Janus Adviser Series January 31, 2007 53

Janus Adviser Contrarian Fund (unaudited)

that the most important aspect of investing is measuring and understanding risk, international investing is no different from domestic investing. While investments in some foreign countries may carry different levels of risk, the analysis of this risk will influence what we are willing to pay for an investment as well as its position size in the Fund.

The three most significant contributors to performance during the period were ICICI Bank, Ltd., Owens-Illinois and Liberty Global, a U.S.-based owner of cable television franchises worldwide. I continue to maintain significant positions in all three companies because we believe each has significant unrecognized value despite strong performance in the past six months.

I believe ICICI Bank is an undervalued growth holding which has benefited from strong loan growth and increased investor appreciation for the attractive growth prospects of the bank's insurance subsidiary. We added to our position in ICICI during the period and continue to believe that the company is well positioned to capitalize on growing demand for credit in India.

Glass manufacturer Owens-Illinois contributed positively to performance as investors became more optimistic that the new CEO can accelerate the company's restructuring efforts. I began purchasing Owens-Illinois in late 2005 as its stock began to decline due to near-term earnings pressure caused by higher raw material and transportation costs. Despite these pressures, the company had begun to focus on improving its return-on-invested-capital (ROIC), which we consider the most important factor in a company's ability to create value. An investment opportunity arises when a company's implied valuation, or market value, does not reflect such an improvement in ROIC. In other words, when a company's market value is going down at the same time that company is creating a more valuable business, a tremendous investment opportunity presents itself. In the case of Owens-Illinois, since we believe the cost pressures will ultimately abate, we also believe there will be a point at which its improved operating performance will be recognized by the market.

Liberty Global was bolstered by the completion of a $1 billion stock tender offer. Along with the well-received buyback, which covered two classes of the company's stock, the company demonstrated steady revenue and subscriber growth. In addition, we believed the private equity buyout of the number two cable company in the Netherlands, one of Liberty Global's largest markets, reinforced current perceptions that public markets tend to undervalue subscriber-driven, pay-TV properties.

Stocks that Detracted From Performance

Despite generally positive performance during the period, I owned a few companies that negatively affected the performance of the Fund. The most significant detractors were Japanese financial institutions Mitsubishi UFJ Financial and Mizuho Financial Group, as well as student loan provider SLM, a new holding. Although all three stocks underperformed my expectations, I decided to continue to hold them and, in the case of Mitsubishi UFJ and Mizuho, I added to the positions.

The two Japanese financial concerns have struggled with decade-long low interest rates and high levels of competition. More recently, the Bank of Japan's reluctance to raise interest rates beyond an increase in July – its first in six years – kept loan levels low and dimmed hopes for a near-term recovery in lending margins. As for SLM (formerly Sallie Mae), we believe the company will ultimately benefit from its dominant position on college campuses, along with continued inflation in the cost of education.

Final Observations

I want to make a final comment on taxes. I believe it's important to be conscious of taxes when managing a Fund, but don't think taxes should drive investment decisions; I make decisions about whether to buy or sell a position in the Fund in the context of the risk of the investment itself. That said, I always carefully consider the tax implications of any decision to sell the stock of a company held in the Fund. Because of the focus on building a portfolio of companies that I believe exhibit asymmetrically positive risk/reward profiles, capital gains distributions by the Fund will typically be a byproduct of this process. Companies that perform well and have achieved what I consider to be "fair value" are sold and replaced by companies that I believe are undervalued. In recent quarters, as a result of a number of very strong performing companies, there are capital gains which may be distributed to fund owners. These capital gains distributions may be higher than they have been in the past.

Thank you again for your continued investment in Janus Adviser Contrarian Fund.

54 Janus Adviser Series January 31, 2007

(unaudited)

Janus Adviser Contrarian Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
ICICI Bank, Ltd. (ADR)	2.94%
Owens-Illinois, Inc.	2.86%
Liberty Global, Inc. - Class A	2.30%
Station Casinos, Inc.	1.62%
CapitaLand, Ltd.	1.56%

5 Largest Detractors from Performance – Holdings

Contribution
Mitsubishi UFJ Financial Group, Inc.	(0.26)%
Mizuho Financial Group, Inc.	(0.08)%
SLM Corp.	(0.07)%
Chesapeake Energy Corp.	(0.05)%
Suncor Energy, Inc.	(0.05)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Real Estate	5.12%	16.04%	1.18%
Materials	5.08%	12.67%	2.95%
Consumer Services	3.12%	5.71%	1.69%
Media	3.01%	10.25%	3.51%
Banks	2.60%	6.57%	5.76%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Food & Staples Retailing	0.00%	0.00%	2.26%
Pharmaceuticals & Biotechnology	0.00%	0.00%	8.21%
Semiconductors & Semiconductor Equipment	0.00%	0.00%	2.61%
Technology Hardware & Equipment	0.00%	0.00%	6.81%
Telecommunication Services	0.00%	0.00%	3.45%

Janus Adviser Series January 31, 2007 55

Janus Adviser Contrarian Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2007

Coventry Health Care, Inc. Medical - HMO	5.7%
St. Joe Co. Real Estate Operating/Development	5.4%
Owens-Illinois, Inc. Containers - Metal and Glass	5.0%
Ceridian Corp. Computer Services	4.9%
Liberty Global, Inc. - Class A Broadcast Services and Programming	4.6%
25.6%

Asset Allocation – (% of Net Assets)

As of January 31, 2007

Emerging markets comprised 17.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2007	As of July 31, 2006

56 Janus Adviser Series January 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2007

	Fiscal Year-to-Date	One Year		Since Inception*
Janus Adviser Contrarian Fund - A Shares
NAV	26.27%	22.70%		24.53%
MOP	19.02%	15.65%		19.71%
Janus Adviser Contrarian Fund - C Shares
NAV	25.90%	21.79%		23.55%
CDSC	24.55%	20.57%
Janus Adviser Contrarian Fund - I Shares	26.49%	23.02%		23.22%
Janus Adviser Contrarian Fund - R Shares	25.98%	21.98%		23.83%
Janus Adviser Contrarian Fund - S Shares	26.27%	22.38%		24.17%
S&P 500® Index	13.75%	14.51%		12.76%
Morgan Stanley Capital International All Country World IndexSM	14.32%	16.43%		19.43%
Lipper Quartile - S Shares	–	1	st	1	st
Lipper Ranking - S Shares based on total returns for Multi-Cap Core Funds	–	7/897		3/825

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

This Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

The Fund is classified as "nondiversified", meaning it has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

The Fund's Class A Shares, Class C Shares, Class R Shares and Class S Shares (formerly named Class I Shares) commenced operations on August 1, 2005. The performance shown for Class A Shares, Class C Shares, Class R Shares and Class S Shares reflect the performance of the Fund's respective class from August 1, 2005 to January 31, 2007 without the effect of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflect the performance of the Fund's Class I Shares from November 28, 2005 to January 31, 2007 without the effect of any fee and expense limitation or waivers.

*The Fund's inception date - August 1, 2005

Janus Adviser Series January 31, 2007 57

Janus Adviser Contrarian Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,262.70	$6.90
Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16
Expense Example - C Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,259.00	$11.16
Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	$9.96
Expense Example - I Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,264.90	$5.54
Hypothetical (5% return before expenses)	$1,000.00	$1,020.32	$4.94
Expense Example - R Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,259.80	$9.68
Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	$8.64
Expense Example - S Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,262.70	$8.33
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.43

*Expenses are equal to the annualized expense ratio of 1.21% for A Shares, 1.96% for C Shares, 0.97% for I Shares, 1.70% for R Shares and 1.46% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of front-end loads.

58 Janus Adviser Series January 31, 2007

Janus Adviser Contrarian Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Common Stock - 94.3%
Airport Development - Maintenance - 0.5%
61,832	Macquarie Airports**	$171,478
Automotive - Cars and Light Trucks - 0.6%
10,685	Tata Motors, Ltd. (ADR)**	216,906
Broadcast Services and Programming - 6.8%
55,750	Liberty Global, Inc. - Class A*	1,675,844
7,725	Liberty Global, Inc. - Class C*	218,077
5,770	Liberty Media Holding Corp. - Class A*	590,271
		2,484,192
Building Products - Cement and Aggregate - 2.6%
19,370	Cemex S.A. de C.V. (ADR)*	685,311
85,681	Gujarat Ambuja Cements, Ltd.**	267,427
		952,738
Building Products - Wood - 1.9%
21,440	Masco Corp.	685,866
Casino Hotels - 4.5%
5,300	Harrah's Entertainment, Inc.	447,744
14,475	Station Casinos, Inc.	1,204,320
		1,652,064
Commercial Banks - 5.5%
33,900	ICICI Bank, Ltd. (ADR)**	1,496,684
33	Mitsubishi UFJ Financial Group, Inc.**	400,724
15	Mizuho Financial Group, Inc.**	108,350
		2,005,758
Computer Services - 4.9%
60,145	Ceridian Corp.*	1,802,546
Containers - Metal and Glass - 5.0%
82,535	Owens-Illinois, Inc.*	1,837,229
Diversified Minerals - 1.4%
15,120	Companhia Vale do Rio Doce (ADR)	513,022
Diversified Operations - 0.7%
8,544	Tyco International, Ltd. (U.S. Shares)	272,383
Electric - Generation - 1.9%
379,725	Datang International Power Generation Company, Ltd.	385,657
97,403	National Thermal Power Corporation, Ltd.**	313,279
		698,936
Electric - Integrated - 1.8%
193,210	Tenaga Nasional Berhad	679,439
Engineering - Research and Development Services - 1.1%
10,930	Larsen & Toubro, Ltd.**	394,266
Enterprise Software/Services - 1.2%
17,850	CA, Inc.	438,218
Finance - Consumer Loans - 4.4%
35,060	SLM Corp.	1,611,358
Finance - Investment Bankers/Brokers - 3.8%
6,050	E*TRADE Financial Corp.*	147,499
14,595	JP Morgan Chase & Co.	743,323
5,525	Merrill Lynch & Company, Inc.	516,919
		1,407,741
Financial Guarantee Insurance - 1.3%
6,720	MBIA, Inc.**	482,698

Shares or Principal Amount		Value
Food - Diversified - 0.8%
26,403	Cadbury Schweppes PLC**	$298,688
Forestry - 2.1%
19,485	Plum Creek Timber Company, Inc.	784,271
Hotels and Motels - 1.2%
9,480	Home Inns & Hotels Management, Inc. (ADR)*	424,135
Independent Power Producer - 2.8%
17,020	NRG Energy, Inc.*	1,020,009
Investment Companies - 0.9%
109,650	Macquarie Infrastructure Group**	312,760
Machinery - Pumps - 0.2%
1,495	Graco, Inc.	60,951
Medical - HMO - 5.7%
40,545	Coventry Health Care, Inc.*	2,090,094
Medical - Nursing Homes - 1.1%
7,880	Manor Care, Inc.	419,531
Metal - Diversified - 1.2%
43,745	Ivanhoe Mines, Ltd. (U.S. Shares)	426,514
Metal Processors and Fabricators - 0.6%
28,331	Bharat Forge, Ltd.**	214,561
Music - 0.6%
45,281	EMI Group PLC**	219,812
Oil Companies - Exploration and Production - 1.8%
3,520	Chesapeake Energy Corp.	104,227
11,870	Forest Oil Corp.*	378,890
9,162	Mariner Energy, Inc.*	184,248
		667,365
Oil Companies - Integrated - 0.4%
1,815	Suncor Energy, Inc. (U.S. Shares)	134,945
Oil Refining and Marketing - 1.3%
935	Reliance Industries, Ltd. (GDR)**,ß,ºº	2,945
6,505	Reliance Industries, Ltd. (GDR)**	399,472
1,180	SK Corp.**	90,213
		492,630
Paper and Related Products - 0.2%
31,474	Ballarpur Industries, Ltd.**	89,925
Pipelines - 2.0%
14,701	Kinder Morgan Management LLC*	727,700
Public Thoroughfares - 0.1%
30,600	Sydney Roads Group**	31,671
Publishing - Periodicals - 0.3%
9,500	Playboy Enterprises, Inc. - Class B*	104,880
Real Estate Management/Services - 1.9%
24,000	Mitsubishi Estate Company, Ltd.**	687,732
Real Estate Operating/Development - 9.6%
200,000	CapitaLand, Ltd.**	883,196
308,000	New World Development Company, Ltd.	674,547
34,050	St. Joe Co.	1,971,494
		3,529,237
Recreational Vehicles - 0.2%
1,920	Polaris Industries, Inc.	89,779

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 59

Janus Adviser Contrarian Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Reinsurance - 1.4%
145	Berkshire Hathaway, Inc. - Class B*	$531,766
REIT - Diversified - 2.0%
5,955	Vornado Realty Trust	728,594
REIT - Office Property - 0.4%
14,045	American Financial Realty Trust	157,023
REIT - Warehouse and Industrial - 1.3%
7,500	ProLogis	487,500
Retail - Major Department Stores - 1.4%
48,926	Pantaloon Retail India, Ltd.**	514,970
Semiconductor Components/Integrated Circuits - 0.1%
2,985	Cypress Semiconductor Corp.*	55,073
Soap and Cleaning Preparations - 1.3%
10,264	Reckitt Benckiser PLC**	495,229
Television - 1.1%
37,101	British Sky Broadcasting Group PLC**	398,045
Transportation - Railroad - 0.4%
12,577	All America Latina Logistica (GDR)	136,188
2,405	All America Latina Logistica (GDR) (144A)	26,028
		162,216
Total Common Stock (cost $30,601,435)		34,664,444
Money Markets - 18.6%
1,388,047	Janus Institutional Reserves Fund, 5.30%	1,388,047
5,426,900	Janus Money Market Fund, 5.25%	5,426,900
Total Money Markets (cost $6,814,947)		6,814,947
Total Investments (total cost $37,416,382) – 112.9%		41,479,391
Liabilities, net of Cash, Receivables and Other Assets – (12.9)%		(4,731,387)
Net Assets – 100%		$36,748,004

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Australia	$515,909	1.3%
Bermuda	272,383	0.7%
Brazil	675,238	1.6%
Canada	561,459	1.4%
Cayman Islands	424,135	1.0%
China	385,657	0.9%
Hong Kong	674,547	1.6%
India	3,910,435	9.4%
Japan	1,196,806	2.9%
Malaysia	679,439	1.6%
Mexico	685,311	1.7%
Singapore	883,196	2.1%
South Korea	90,213	0.2%
United Kingdom	1,411,774	3.4%
United States††	29,112,889	70.2%
Total	$41,479,391	100.0%

††Includes Short-Term Securities (53.8% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Australian Dollar 4/18/07	527,500	$408,672	$(280)
British Pound 3/15/07	454,500	892,794	(15,755)
Indian Rupee 4/18/07	140,000	3,143	(180)
Japanese Yen 4/18/07	111,860,000	936,593	18,684
Singapore Dollar 4/18/07	1,115,000	729,052	(5,045)
South Korean Won 3/15/07	75,277,000	80,090	15
Total		$3,050,344	$(2,561)

Value
Schedule of Written Options - Calls
MBIA, Inc. expires January 2008 55 contracts exercise price $80.00	$(17,050)
Total Written Options - Calls
55 Contracts (Premiums received $18,755)	$(17,050)

See Notes to Schedules of Investments and Financial Statements.
60 Janus Adviser Series January 31, 2007

Janus Adviser Balanced Fund (unaudited)

Fund Snapshot

The fund combines the growth potential of stocks with the balance of bonds.

Marc Pinto

co-portfolio manager

Gibson Smith

co-portfolio manager

Performance Overview

The equity market made significant strides in the second half of 2006 fueled in part by the Federal Reserve Board's (Fed) decision to leave interest rates unchanged from August through January – the first pause in Fed credit tightening in more than two years. This news heartened investors, who also found reassurance in relatively solid, if moderating, U.S. economic growth, healthy corporate profits, and moderating energy prices.

The bond market, meanwhile, proved volatile during the period, as investors tried to gauge the outlook for inflation and Fed monetary policy. The benchmark 10-year Treasury bond yield started the period slightly below 5%, after reaching as high as 5.14% earlier in the summer. As Fed policymakers continued to hold their fire, bond yields declined throughout the third quarter, due in part to a re-pricing of inflation expectations and signs of softening in the housing market. The yield on the 10-year Treasury bond fell as low as 4.71% in early December, before backing up later in the period as bonds had a harder time competing for yield-hungry investors. Additionally, signs of resilience in the U.S. economy appeared to derail earlier hopes for a near-term Fed rate cut. Against this backdrop, the 10-year Treasury bond yield ended January 2007 at 4.82%, down from the start of the performance period and well below its June peak.

Against this backdrop, Janus Adviser Balanced Fund's Class S Shares gained 9.96% for the period, outdistancing the Balanced Index, a hypothetical, internally-calculated secondary benchmark, which returned 9.06%. The Balanced Index is composed of a 55% weighting in the S&P 500® Index, the Fund's primary benchmark, and a 45% weighting in the Lehman Brothers Government/Credit Index, the Fund's other secondary benchmark, which returned 13.75% and 3.55%, respectively. The Fund's performance benefited from overweight positions relative to the S&P 500® Index in areas that performed especially well for us, including materials, consumer services and financial services. On the downside, our performance was hampered by our exposure to energy shares. We also lacked exposure to some high-growth areas of the market, notably telecommunications shares, which fared particularly well during the performance period.

Financial Stocks Aided Performance

The Fund's largest equity holding, Merrill Lynch proved the most significant individual contributor to performance during the period. The financial services giant benefited from a record-breaking year on Wall Street, as well as from its efforts to bolster its weaker business lines. In particular, robust initial public offering (IPO) and mergers and acquisitions (M&A) activity boosted Merrill's business, as did the Fed's decision to hold off on additional interest rate hikes. We have long believed that Merrill is positioned to narrow the gap between itself and its peers in terms of returns on equity, mainly because the company is shifting its resources to areas in which it has historically been weaker. It is also taking steps to expand overseas in regions primed for growth, such as Asia. We were pleased to see this investment thesis take flight during the period.

Another financial company driving performance was Guangzhou R&F Properties, a Chinese property developer that benefited from the growth prospects in emerging markets. The stock advanced during the period and so we trimmed the position to harvest gains.

Meanwhile, our stake in Swiss agriculture company Syngenta also worked in our favor. An agribusiness involved in a range of products designed to improve crop yields and food quality, Syngenta benefited from solid performance by agriculture stocks in general and growing interest in protecting corn crops. Corn is a higher yielding crop than soybeans, and as more farmers turn to its production, demand has grown for mechanisms to protect corn crops from infestation and disease. We believe this all should work in Syngenta's favor. Additionally, the company expects to stop paying a royalty stream to competitor Monsanto later this year, which should bolster its cash flow growth going forward.

Turning to the fixed-income portion of the Fund, our performance early in the period benefited from our decision to extend the duration of our holdings, which increased their responsiveness to interest rate changes. Additionally, while we remain skeptical of the low level of yields in the market, we were able to use the June surge in the 10-year Treasury bond yield as a buying opportunity – enabling us to capitalize on the third-quarter bond market rally. On the downside, our fixed-income holdings gave back some ground later in the performance period, as bond yields corrected higher in December.

Energy Shares Weighed on Results

While the Fund remained underweight in energy shares relative to the S&P 500® Index, this exposure nonetheless hurt overall performance. After strong performance in the first half

Janus Adviser Series January 31, 2007 61

Janus Adviser Balanced Fund (unaudited)

of 2006, energy stocks weakened during the period as easing concerns over a challenging hurricane season and tensions in the Middle East triggered a downward correction in elevated crude oil prices. Specific detractors included EnCana, ConocoPhillips and Suncor, all oil and gas companies that declined in the face of lower commodity prices. Despite the recent correction, the long-term balance of supply and demand within the energy market is expected to provide underlying support for fuel prices. Consequently, we maintained positions in these stocks.

A number of technology shares also hurt our relative performance. In particular, South Korean company Samsung suffered from unease over the North Korean missile tests, as well as from questions over demand and pricing in the flash-memory market.

Finally, French pharmaceutical company Sanofi-Aventis lost ground after reporting a near 12% drop in its third-quarter profits, as its blood-thinning drug, Plavix, faced stiff competition from generic compounds. Nonetheless, the company received some positive news later in the period, as it won several legal victories in ongoing patent litigations over Plavix. The company also received positive indications on several other drugs, including pediatric immunization Pentacel and weight-loss drug Acomplia.

Looking Ahead

Despite concerns over the inverted yield curve (i.e., long-term Treasury bonds yielding below short-term Treasury yields), and uncertainty over how quickly or dramatically growth might slow in 2007, we continue to believe that the risk of recession remains relatively low, and that the economy is headed for a soft landing marked by low inflation, stable growth and stability in earnings. Nonetheless, uncertainty over the economic outlook and its impact on inflation and interest rates could keep markets volatile as we head into the coming year.

Regardless of what lies ahead, we remain confident in our strategy of individual security selection. We will continue to take a balanced approach to investing, seeking to uncover what we believe are the best opportunities in both the stock and bond markets.

Thank you for your investment in Janus Adviser Balanced Fund.

Janus Adviser Balanced Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Merrill Lynch & Company, Inc.	1.67%
IAC/InterActiveCorp	0.90%
Marriott International, Inc. - Class A	0.79%
Syngenta A.G.	0.73%
JP Morgan Chase & Co.	0.68%

5 Largest Detractors from Performance – Holdings

Contribution
EnCana Corp. (U.S. Shares)	(0.29)%
ConocoPhillips	(0.20)%
Sanofi-Aventis	(0.16)%
Suncor Energy, Inc.	(0.14)%
BP PLC (ADR)	(0.12)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Diversified Financials	2.80%	15.34%	10.34%
Materials	1.79%	5.23%	2.95%
Consumer Services	1.61%	5.21%	1.69%
Technology Hardware & Equipment	1.51%	5.09%	6.81%
Retailing	1.38%	4.26%	3.36%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Energy	(0.24)%	8.46%	9.75%
Consumer Durables & Apparel	(0.01)%	0.06%	1.19%
Utilities	0.00%	0.00%	3.47%
Telecommunication Services	0.00%	0.00%	3.45%
Insurance	0.00%	0.00%	4.79%

62 Janus Adviser Series January 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2007

Merrill Lynch & Company, Inc. Finance - Investment Bankers/Brokers	3.5%
Roche Holding A.G. Medical - Drugs	3.2%
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	2.9%
General Electric Co. Diversified Operations	2.7%
Altria Group, Inc. Tobacco	2.3%
14.6%

Asset Allocation – (% of Net Assets)

As of January 31, 2007

Emerging markets comprised 1.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2007	As of July 31, 2006

Janus Adviser Series January 31, 2007 63

Janus Adviser Balanced Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2007

	Fiscal Year-to-Date	One Year		Five Year		Ten Year	Since Inception*
Janus Adviser Balanced Fund - A Shares
NAV	10.07%	8.95%		6.92%		9.83%	10.98%
MOP	3.73%	2.67%		5.78%		9.30%	10.78%
Janus Adviser Balanced Fund - C Shares
NAV	9.68%	8.11%		6.33%		9.25%	10.49%
CDSC	8.66%	7.12%
Janus Adviser Balanced Fund - I Shares	10.21%	9.19%		6.92%		9.83%	10.98%
Janus Adviser Balanced Fund - R Shares	9.82%	8.37%		6.66%		9.63%	10.94%
Janus Adviser Balanced Fund - S Shares	9.96%	8.65%		6.92%		9.83%	10.98%
S&P 500® Index	13.75%	14.51%		6.82%		7.93%	10.86%
Lehman Brothers Government/Credit Index	3.55%	3.88%		5.00%		6.24%	5.89%
Balanced Index	9.06%	9.65%		6.27%		7.52%	8.89%
Lipper Quartile - S Shares	–	3	rd	2	nd	N/A**	N/A**
Lipper Ranking - S Shares based on total returns for Mixed-Asset Target Allocation Growth Funds	–	448/603		140/358		N/A**	N/A**

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class A Shares' estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class I Shares' estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class R Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

**The Lipper Ranking for the Fund's S Shares is not available.

64 Janus Adviser Series January 31, 2007

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,100.70	$4.34
Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18
Expense Example - C Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,096.80	$8.30
Hypothetical (5% return before expenses)	$1,000.00	$1,017.29	$7.98
Expense Example - I Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,102.10	$3.13
Hypothetical (5% return before expenses)	$1,000.00	$1,022.23	$3.01
Expense Example - R Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,098.20	$6.98
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.72
Expense Example - S Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,099.60	$5.66
Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.45

*Expenses are equal to the annualized expense ratio of 0.82% for A Shares, 1.57% for C Shares, 0.59% for I Shares, 1.32% for R Shares and 1.07% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Adviser Series January 31, 2007 65

Janus Adviser Balanced Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Common Stock - 60.0%
Advertising Sales - 0.9%
73,890	Lamar Advertising Co.*	$4,897,429
Agricultural Chemicals - 3.9%
36,455	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	5,688,074
52,577	Syngenta A.G.*	9,717,312
159,250	Syngenta A.G. (ADR)#	5,903,398
		21,308,784
Audio and Video Products - 0.4%
51,875	Sony Corp. (ADR)**	2,403,369
Automotive - Cars and Light Trucks - 0.6%
54,814	BMW A.G.**	3,356,233
Beverages - Non-Alcoholic - 1.0%
84,260	PepsiCo, Inc.	5,497,122
Brewery - 0.6%
47,215	Interbrew S.A.**	3,044,260
Casino Hotels - 0.8%
49,500	Harrah's Entertainment, Inc.	4,181,760
Computers - 1.2%
25,940	Apple Inc.*	2,223,836
102,970	Hewlett-Packard Co.	4,456,542
		6,680,378
Computers - Memory Devices - 1.1%
424,915	EMC Corp.*,#	5,944,561
Cosmetics and Toiletries - 1.9%
51,640	Avon Products, Inc.	1,775,900
135,875	Procter & Gamble Co.	8,814,211
		10,590,111
Diversified Operations - 3.0%
412,081	General Electric Co.	14,855,520
777,000	Melco International Development, Ltd.*	1,653,447
		16,508,967
E-Commerce/Services - 0.4%
53,502	IAC/InterActiveCorp*,#	2,054,477
Electronic Components - Semiconductors - 2.9%
10,476	Samsung Electronics Company, Ltd.	6,486,466
306,743	Texas Instruments, Inc.	9,567,314
		16,053,780
Enterprise Software/Services - 1.0%
310,570	Oracle Corp.*	5,329,381
Finance - Consumer Loans - 1.1%
131,055	SLM Corp.	6,023,288
Finance - Credit Card - 1.4%
129,260	American Express Co.	7,525,517
Finance - Investment Bankers/Brokers - 7.6%
311,590	JP Morgan Chase & Co.	15,869,279
206,315	Merrill Lynch & Company, Inc.	19,302,830
116,990	Mitsubishi UFJ Securities Company, Ltd.**	1,327,508
81,000	UBS A.G. (U.S. Shares)	5,103,810
		41,603,427
Finance - Mortgage Loan Banker - 1.1%
108,755	Fannie Mae#	6,147,920

Shares or Principal Amount		Value
Food - Diversified - 0.7%
10,435	Nestle S.A.	$3,828,544
Hotels and Motels - 2.3%
129,415	Marriott International, Inc. - Class A	6,230,038
102,130	Starwood Hotels & Resorts Worldwide, Inc.	6,391,296
		12,621,334
Industrial Automation and Robotics - 0.3%
30,730	Rockwell Automation, Inc.	1,880,983
Medical - Biomedical and Genetic - 0.9%
35,835	Amgen, Inc.*	2,521,709
39,810	Celgene Corp.*	2,137,001
		4,658,710
Medical - Drugs - 4.9%
51,665	Merck & Company, Inc.#	2,312,009
51,170	Pfizer, Inc.	1,342,701
92,435	Roche Holding A.G.	17,426,408
64,457	Sanofi-Aventis**	5,693,300
		26,774,418
Medical Products - 1.5%
84,220	Johnson & Johnson	5,625,897
2,945	Nobel Biocare Holding A.G.	979,984
16,005	Zimmer Holdings, Inc.*	1,347,941
		7,953,822
Multimedia - 0.4%
156,915	Publishing & Broadcasting, Ltd.	2,406,507
Oil Companies - Exploration and Production - 1.4%
160,640	EnCana Corp. (U.S. Shares)	7,715,539
Oil Companies - Integrated - 2.7%
129,700	ConocoPhillips	8,613,377
28,840	Exxon Mobil Corp.	2,137,044
57,917	Suncor Energy, Inc.	4,291,606
		15,042,027
Optical Supplies - 0.2%
8,845	Alcon, Inc. (U.S. Shares)	1,041,587
Pharmacy Services - 0.9%
84,195	Caremark Rx, Inc.	5,157,786
Real Estate Operating/Development - 0.7%
1,878,600	Guangzhou R&F Properties Company, Ltd.#	3,628,256
Retail - Regional Department Stores - 1.5%
204,355	Federated Department Stores, Inc.#	8,478,689
Soap and Cleaning Preparations - 1.8%
209,541	Reckitt Benckiser PLC**	10,110,179
Telecommunication Equipment - Fiber Optics - 0.6%
169,460	Corning, Inc.*	3,531,546
Therapeutics - 1.0%
84,830	Gilead Sciences, Inc.*	5,456,266
Tobacco - 2.3%
143,430	Altria Group, Inc.	12,534,348
Transportation - Railroad - 2.2%
179,999	Canadian National Railway Co. (U.S. Shares)	8,224,154
37,795	Union Pacific Corp.	3,817,295
		12,041,449
Transportation - Services - 0.4%
19,275	FedEx Corp.	2,127,960

See Notes to Schedules of Investments and Financial Statements.
66 Janus Adviser Series January 31, 2007

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Web Portals/Internet Service Providers - 1.8%
3,320	Google, Inc. - Class A*	$1,664,316
285,820	Yahoo!, Inc.*	8,091,564
		9,755,880
Wireless Equipment - 0.6%
87,525	QUALCOMM, Inc.	3,296,192
Total Common Stock (cost $241,624,209)		329,192,786
Corporate Bonds - 8.9%
Automotive - Cars and Light Trucks - 0.1%
$645,000	General Motors Nova Financial Corp., 6.85%, company guaranteed notes, due 10/15/08	$643,388
Cable Television - 0.9%
	Comcast Corp.:
855,000	5.80031%, company guaranteed notes, due 7/14/09‡	857,040
1,025,000	6.50%, company guaranteed notes, due 1/15/17	1,072,765
1,755,000	6.45%, company guaranteed notes, due 3/15/37	1,760,657
	CSC Holdings, Inc.:
286,375	7.11%, bank loan, due 3/30/13‡	287,022
530,689	7.11%, bank loan, due 3/30/13‡	531,888
357,969	7.12%, bank loan, due 3/30/13‡	358,778
68,462	7.12063%, bank loan, due 3/30/13‡	68,616
		4,936,766
Commercial Banks - 0.2%
1,195,000	US Bank, 5.70% subordinated notes, due 12/15/08	1,202,800
Containers - Metal and Glass - 0.7%
2,039,000	Owens-Brockway Glass Container, Inc., 8.875% company guaranteed notes, due 2/15/09	2,084,878
1,800,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	1,809,000
		3,893,878
Diversified Financial Services - 0.2%
970,000	General Electric Capital Corp., 6.75% notes, due 3/15/32	1,097,983
Electric - Integrated - 0.9%
570,000	CMS Energy Corp., 7.50% senior notes, due 1/15/09	584,250
2,055,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	2,005,345
	Pacific Gas and Electric Co.:
215,000	3.60%, unsecured notes, due 3/1/09	207,791
745,000	4.20% unsecured notes, due 3/1/11	712,210
	TXU Corp.:
1,190,000	5.55%, senior notes, due 11/15/14	1,120,039
415,000	6.50%, senior notes, due 11/15/24	384,308
		5,013,943

Shares or Principal Amount		Value
Finance - Auto Loans - 1.0%
	Ford Motor Credit Co.:
$960,000	9.95688%, notes, due 4/15/12‡	$1,040,777
1,500,000	8.00%, senior unsecured notes due 12/15/16	1,472,803
	General Motors Acceptance Corp.:
580,000	6.15%, bonds, due 4/5/07	580,241
905,000	4.375%, notes, due 12/10/07	892,626
1,335,000	7.25%, notes, due 3/2/11	1,373,296
		5,359,743
Finance - Consumer Loans - 0.4%
2,010,000	Household Finance Corp., 4.75% notes, due 5/15/09	1,983,460
Finance - Investment Bankers/Brokers - 0.9%
2,434,000	Citigroup, Inc., 5.00% subordinated notes, due 9/15/14	2,359,520
965,000	Credit Suisse First Boston USA, Inc. 3.875%, notes, due 1/15/09	940,841
1,980,000	JP Morgan Chase & Co., 3.80% senior unsecured notes, due 10/2/09	1,906,991
		5,207,352
Food - Diversified - 0.3%
1,820,000	Kellogg Co., 2.875% senior notes, due 6/1/08	1,756,431
Gas - Distribution - 0.2%
1,050,000	ONEOK, Inc., 5.20% notes, due 6/15/15	990,443
Independent Power Producer - 0%
290,000	NRG Energy, Inc., 7.375% company guaranteed notes, due 1/15/17	290,000
Medical - Hospitals - 0.3%
	HCA, Inc.:
655,000	8.11375%, bank loan, due 11/18/13‡	661,190
880,000	9.25%, secured notes due 11/15/16 (144A)	935,000
		1,596,190
Multimedia - 0.4%
	Viacom, Inc.:
1,040,000	6.25%, senior notes, due 4/30/16	1,035,988
1,040,000	6.875%, senior notes, due 4/30/36	1,035,951
		2,071,939
Non-Hazardous Waste Disposal - 0.1%
	Allied Waste Industries, Inc.:
129,539	5.3219%, bank loan, due 1/15/12‡	130,090
60,916	7.12%, bank loan, due 1/15/12‡	61,192
52,214	7.15%, bank loan, due 1/15/12‡	52,451
47,863	7.17%, bank loan, due 1/15/12‡	48,080
130,535	7.17%, bank loan, due 1/15/12‡	131,125
28,999	7.21%, bank loan, due 1/15/12‡	29,130
		452,068
Office Supplies and Forms - 0.1%
515,000	Acco Brands Corp., 7.625% company guaranteed notes, due 8/15/15	505,988
Oil Companies - Exploration and Production - 0.1%
	Sabine Pass LNG L.P.:
300,000	7.25% secured notes, due 11/30/13 (144A)	294,375
300,000	7.50% secured notes, due 11/30/16 (144A)	294,750
		589,125

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 67

Janus Adviser Balanced Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Photo Equipment and Supplies - 0.1%
	Eastman Kodak Co.:
$185,810	0%, bank loan, due 10/18/12‡	$186,217
162,177	7.57%, bank loan, due 10/18/12‡	162,532
162,329	7.57% bank loan, due 10/18/12‡	162,685
		511,434
Pipelines - 0.8%
	El Paso Corp.:
355,000	7.625%, senior notes, due 9/1/08	362,988
3,435,000	7.00%, senior notes, due 5/15/11	3,520,874
	Kinder Morgan Energy Partners:
255,000	6.00%, notes, due 2/1/17	255,756
155,000	6.50%, bonds, due 2/1/37	155,201
		4,294,819
Publishing - Periodicals - 0.1%
685,000	Idearc, Inc., 7.33% bank loan, due 11/17/14‡	690,261
Rental Auto/Equipment - 0.1%
751,245	Avis Budget Car Rental LLC, 6.61% bank loan, due 4/19/12‡	748,818
Retail - Building Products - 0.1%
575,000	Home Depot, Inc., 5.875% senior unsecured notes, due 12/16/36	560,354
Retail - Major Department Stores - 0.2%
1,030,000	May Department Stores Co., 4.80% notes, due 7/15/09	1,011,987
Retail - Regional Department Stores - 0.1%
	Neiman Marcus Group, Inc.:
6,013	7.595%, bank loan, due 4/6/13‡	6,072
402,848	7.6025%, bank loan, due 4/6/13‡	406,800
		412,872
Telecommunication Services - 0.3%
1,800,000	Verizon Global Funding Corp., 4.00% senior unsecured notes, due 1/15/08	1,776,904
Transportation - Railroad - 0.3%
	Canadian National Railway Co.:
515,000	4.25%, notes, due 8/1/09	502,261
860,000	6.25%, bonds, due 8/1/34	901,294
		1,403,555
Total Corporate Bonds (cost $48,692,034)		49,002,501
Mortgage Backed Securities - 1.0%
U.S. Government Agencies - 1.0%
3,020,507	Federal Home Loan Bank System, 5.27% due 12/28/12	2,994,832
2,482,439	Freddie Mac, 5.75% due 12/15/18	2,482,158
Total Mortgage Backed Securities (cost $5,524,796)		5,476,990

Shares or Principal Amount		Value
U.S. Government Agencies - 1.4%
	Fannie Mae:
$1,750,000	5.25%, due 12/3/07	$1,749,301
585,000	2.50%, due 6/15/08	564,334
1,000,000	5.25%, due 1/15/09	1,002,285
465,000	6.375%, due 6/15/09	478,001
1,481,000	5.375%, due 11/15/11	1,499,378
	Freddie Mac:
1,160,000	5.75%, due 4/15/08	1,166,734
520,000	5.75%, due 3/15/09	526,445
650,000	7.00%, due 3/15/10	685,463
Total U.S. Government Agencies (cost $7,822,366)		7,671,941
U.S. Treasury Notes/Bonds - 28.1%
	U.S. Treasury Notes/Bonds:
2,030,000	3.875%, due 7/31/07	2,017,946
430,000	4.00%, due 9/30/07	426,926
2,469,674	3.625%, due 1/15/08ÇÇ	2,493,600
4,165,000	3.375%, due 2/15/08	4,094,878
2,565,000	3.75%, due 5/15/08	2,525,122
1,745,000	5.625%, due 5/15/08	1,757,883
12,675,000	4.875%, due 5/31/08	12,652,224
6,070,000	4.375%, due 11/15/08	6,010,010
1,550,000	4.75%, due 12/31/08	1,544,914
10,610,000	4.875%, due 1/31/09	10,599,220
5,484,000	4.50%, due 2/15/09	5,438,801
4,460,000	3.125%, due 4/15/09	4,296,755
390,000	4.875%, due 5/15/09	389,726
4,315,000	6.00%, due 8/15/09	4,427,427
2,869,000	4.625%, due 11/15/09	2,851,181
6,365,000	4.00%, due 4/15/10	6,209,108
1,350,000	3.625%, due 6/15/10	1,300,271
720,000	4.125%, due 8/15/10	703,828
1,120,000	5.75%, due 8/15/10	1,153,338
885,000	4.25%, due 10/15/10	868,026
5,790,000	4.50%, due 11/15/10	5,725,992
1,030,000	4.375%, due 12/15/10	1,013,866
4,205,000	4.50%, due 2/28/11	4,154,738
4,730,000	4.875%, due 4/30/11	4,738,131
2,205,000	4.875%, due 7/31/11#	2,209,825
4,335,000	5.00%, due 8/15/11	4,371,917
1,025,000	4.625%, due 8/31/11	1,016,792
1,410,000	4.50%, due 9/30/11	1,390,832
310,000	4.50%, due 11/30/11	305,713
2,890,000	4.25%, due 8/15/14	2,785,914
5,646,146	1.875%, due 7/15/15ÇÇ	5,423,608
4,755,000	4.25%, due 8/15/15	4,564,985
3,140,000	4.50%, due 2/15/16	3,066,160
7,715,000	5.125%, due 5/15/16	7,880,448
2,739,000	7.25%, due 5/15/16	3,225,173
1,022,755	2.50%, due 7/15/16ÇÇ	1,032,304
5,805,000	4.875%, due 8/15/16	5,822,235
5,412,000	4.625%, due 11/15/16	5,328,282
1,264,000	7.875%, due 2/15/21	1,627,104
2,699,000	7.25%, due 8/15/22	3,342,965
3,256,000	6.00%, due 2/15/26	3,642,396
1,169,328	3.375%, due 4/15/32ÇÇ	1,408,583
8,854,000	4.50%, due 2/15/36	8,275,728
Total U.S. Treasury Notes/Bonds (cost $155,371,294)		154,114,875
Money Market - 0.1%
487,524	Janus Institutional Cash Reserves Fund, 5.30% (cost $487,524)	487,524
Other Securities – 3.5%
19,095,490	State Street Navigator Securities Lending Prime Portfolio† (cost $19,095,490)	19,095,490
Total Investments (total cost $478,617,713) – 103.0%		565,042,107
Liabilities, net of Cash, Receivables and Other Assets - (3.0)%		(16,409,117)
Net Assets – 100%		$548,632,990

See Notes to Schedules of Investments and Financial Statements.
68 Janus Adviser Series January 31, 2007

Schedule of Investments (unaudited)

As of January 31, 2007

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Australia	$2,406,507	0.4%
Belgium	3,044,260	0.5%
Canada	27,966,316	5.0%
China	3,628,256	0.6%
France	5,693,300	1.0%
Germany	3,356,233	0.6%
Hong Kong	1,653,447	0.3%
Japan	3,730,877	0.7%
South Korea	6,486,466	1.1%
Switzerland	44,001,043	7.8%
United Kingdom	10,110,179	1.8%
United States††	452,965,223	80.2%
Total	$565,042,107	100.0%

††Includes Short-Term Securities and Other Securities (76.7% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 3/14/07	300,000	$589,305	$(34,026)
British Pound 3/15/07	1,065,000	2,092,026	(103,979)
British Pound 6/8/07	1,275,000	2,502,904	(29,914)
Euro 6/8/07	2,360,000	3,091,711	(4,643)
Japanese Yen 3/14/07	108,000,000	900,005	52,124
Total		$9,175,951	$(120,438)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 69

Janus Adviser INTECH Risk-Managed
Growth Fund (unaudited)

Managed by INTECH

Fund Snapshot

This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Performance Overview

For the six months ended January 31, 2007, Janus Adviser INTECH Risk-Managed Growth Fund gained 12.65% for its Class S Shares. This compares to a 15.12% return posted by the Russell 1000® Growth Index, the Fund's benchmark.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Fund's goal is to produce returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund's mathematical investing process seeks to build a more efficient portfolio than its benchmark, the Russell 1000® Growth Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver returns over and above the Index over the long term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the portfolio.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Fund in an attempt to keep the portfolio more efficient than the Index, without increasing relative risk. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

However, periods of underperformance such as the one we just experienced are inevitable and should be expected from time to time. From our perspective, the key is to keep these periods of underperformance both short in duration and mild in scope. The extent to which we are successful on that score will ultimately govern the longer-term success of the Fund.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the Russell 1000® Growth Index over the long term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Fund may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Adviser INTECH Risk-Managed Growth Fund.

70 Janus Adviser Series January 31, 2007

(unaudited)

Janus Adviser INTECH Risk-Managed Growth Fund At a Glance

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2007

General Electric Co. Diversified Operations	2.2%
Procter & Gamble Co. Cosmetics and Toiletries	1.8%
Merck & Company, Inc. Medical - Drugs	1.3%
Colgate-Palmolive Co. Cosmetics and Toiletries	1.3%
Microsoft Corp. Applications Software	1.2%
7.8%

Asset Allocation – (% of Net Assets)

As of January 31, 2007

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2007	As of July 31, 2006

See Notes to Schedules of Investments for index definitions.

Janus Adviser Series January 31, 2007 71

Janus Adviser INTECH Risk-Managed
Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2007

	Fiscal Year-to-Date	One Year		Since Inception*
Janus Adviser INTECH Risk-Managed Growth Fund - A Shares
NAV	12.87%	7.18%		13.05%
MOP	6.39%	1.04%		11.63%
Janus Adviser INTECH Risk-Managed Growth Fund - C Shares
NAV	12.39%	6.35%		12.50%
CDSC	11.27%	5.29%
Janus Adviser INTECH Risk-Managed Growth Fund - I Shares	13.00%	7.36%		13.05%
Janus Adviser INTECH Risk-Managed Growth Fund - R Shares	12.53%	6.65%		12.81%
Janus Adviser INTECH Risk-Managed Growth Fund - S Shares	12.65%	6.86%		13.05%
Russell 1000® Growth Index	15.12%	9.95%		11.70%
Lipper Quartile - S Shares	–	2	nd	3	rd
Lipper Ranking - S Shares based on total returns for Multi-Cap Growth Funds	–	206/495		245/365

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund's Class C Shares commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class C Shares from January 2, 2003 to December 31, 2004. The performance shown reflects the fees and expenses of Class C Shares without the effect of any fee and expense limitations or waivers.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class S Shares without the effect of any fee and expense limitation or waivers.

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008 Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Effective February 28, 2006, Janus Adviser Risk-Managed Growth Fund was renamed Janus Adviser INTECH Risk-Managed Growth Fund.

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on January 2, 2003. All performance shown has been restated based on Class A Shares' estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on January 2, 2003. All performance shown has been restated based on Class I Shares' estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on January 2, 2003. All performance shown has been restated based on Class R Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

*The Fund's inception date - January 2, 2003

72 Janus Adviser Series January 31, 2007

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,128.70	$4.45
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	$4.23
Expense Example - C Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,123.90	$8.57
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13
Expense Example - I Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,130.00	$3.06
Hypothetical (5% return before expenses)	$1,000.00	$1,022.33	$2.91
Expense Example - R Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,125.30	$7.02
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.67
Expense Example - S Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,126.50	$5.74
Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.45

*Expenses are equal to the annualized expense ratio of 0.83% for A Shares, 1.60% for C Shares, 0.57% for I Shares, 1.31% for R Shares and 1.07% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

INTECH is a subsidiary of Janus Capital Group Inc.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Adviser Series January 31, 2007 73

Janus Adviser INTECH Risk-Managed
Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Common Stock - 96.9%
Advertising Agencies - 0.6%
11,400	Interpublic Group of Companies, Inc.*	$150,024
66,800	Omnicom Group, Inc.	7,027,360
		7,177,384
Advertising Sales - 0.3%
61,500	Lamar Advertising Co.*	4,076,220
Aerospace and Defense - 2.1%
97,300	Boeing Co.	8,714,188
96,100	Lockheed Martin Corp.	9,339,959
25,100	Northrop Grumman Corp.	1,780,594
77,700	Raytheon Co.	4,032,630
32,700	Rockwell Collins, Inc.	2,230,467
7,100	Spirit Aerosystems Holdings, Inc.*	217,473
		26,315,311
Aerospace and Defense - Equipment - 0.2%
46,600	United Technologies Corp.	3,169,732
Agricultural Chemicals - 0.1%
30,600	Monsanto Co.	1,685,754
Airlines - 1.1%
58,300	AMR Corp.*	2,160,015
148,600	Continental Airlines, Inc. - Class B*	6,165,414
178,700	Southwest Airlines Co.	2,698,370
40,900	US Airways Group, Inc.*	2,289,582
		13,313,381
Apparel Manufacturers - 0.1%
8,600	Hanesbrands, Inc.*	219,988
15,700	Polo Ralph Lauren Corp.	1,288,185
		1,508,173
Applications Software - 1.7%
183,900	Intuit, Inc.*	5,783,655
498,500	Microsoft Corp.	15,383,710
		21,167,365
Athletic Footwear - 0.1%
7,200	NIKE, Inc. - Class B	711,432
Audio and Video Products - 0%
3,400	Harman International Industries, Inc.	321,538
Automotive - Medium and Heavy Duty Trucks - 0.3%
41,400	Oshkosh Truck Corp.	2,185,920
27,800	PACCAR, Inc.	1,858,986
		4,044,906
Automotive - Truck Parts and Equipment - Original - 0.4%
58,200	Johnson Controls, Inc.	5,381,172
Batteries and Battery Systems - 0.4%
65,900	Energizer Holdings, Inc.*	5,616,657
Beverages - Non-Alcoholic - 1.7%
74,300	Coca-Cola Co.	3,557,484
40,800	Hansen Natural Corp.*	1,554,072
99,900	Pepsi Bottling Group, Inc.	3,159,837
198,700	PepsiCo, Inc.	12,963,188
		21,234,581
Beverages - Wine and Spirits - 0.5%
95,200	Brown-Forman Corp. - Class B	6,244,168
16,700	Constellation Brands, Inc. - Class A*	413,158
		6,657,326
Brewery - 0.3%
76,300	Anheuser-Busch Companies, Inc.	3,889,011

Shares or Principal Amount		Value
Broadcast Services and Programming - 0.5%
9,400	Discovery Holding Co. - Class A*	$155,758
134,000	Liberty Global, Inc. - Class A*	4,028,040
97,900	Liberty Media Holding Corp.	2,385,823
		6,569,621
Building - Mobile Home and Manufactured Homes - 0%
2,500	Thor Industries, Inc.	105,650
Building Products - Air and Heating - 0%
3,700	American Standard Companies, Inc.	182,743
Cable Television - 2.3%
173,600	Cablevision Systems New York Group - Class A	5,258,344
190,700	Comcast Corp. - Class A*	8,451,824
488,500	DIRECTV Group, Inc.*	11,914,515
78,300	EchoStar Communications Corp. - Class A*	3,158,622
		28,783,305
Casino Hotels - 1.0%
4,300	Harrah's Entertainment, Inc.	363,264
48,400	Las Vegas Sands Corp.*	5,036,988
30,200	MGM Mirage*	2,113,094
48,400	Wynn Resorts, Ltd.	5,408,216
		12,921,562
Casino Services - 1.1%
325,900	International Game Technology	14,163,614
Cellular Telecommunications - 0.2%
29,400	Leap Wireless International, Inc.*	1,931,286
1,800	N.I.I. Holdings, Inc.*	132,840
		2,064,126
Chemicals - Diversified - 0.2%
48,900	E.I. du Pont de Nemours and Co.	2,423,484
4,400	Rohm & Haas Co.	229,064
		2,652,548
Chemicals - Specialty - 0.7%
169,500	Ecolab, Inc.	7,441,050
50,500	Sigma-Aldrich Corp.	1,916,475
		9,357,525
Coatings and Paint Products - 0.2%
36,900	Sherwin-Williams Co.	2,549,790
Commercial Banks - 0.2%
19,900	Commerce Bancorp, Inc.	672,222
5,700	Cullen/Frost Bankers, Inc.	305,121
24,200	East West Bancorp, Inc.	929,280
5,000	Synovus Financial Corp.	159,650
		2,066,273
Commercial Services - 0.8%
124,700	Alliance Data Systems Corp.*	8,470,871
10,800	Convergys Corp.*	281,232
29,700	Iron Mountain, Inc.*	831,006
12,600	Quanta Services, Inc.*	259,182
		9,842,291
Commercial Services - Finance - 1.2%
118,700	Moody's Corp.	8,494,172
87,100	Paychex, Inc.	3,484,871
115,800	Western Union Co.	2,586,972
		14,566,015

See Notes to Schedules of Investments and Financial Statements.
74 Janus Adviser Series January 31, 2007

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Computer Services - 1.0%
16,500	Ceridian Corp.*	$494,505
72,300	Cognizant Technology Solutions Corp.*	6,166,467
48,300	DST Systems, Inc.*	3,404,184
31,600	Electronic Data Systems Corp.	831,396
40,700	FactSet Research Systems, Inc.	2,363,856
		13,260,408
Computers - 1.4%
38,800	Apple Inc.*	3,326,324
255,300	Hewlett-Packard Co.	11,049,384
29,300	IBM Corp.	2,905,095
		17,280,803
Computers - Integrated Systems - 0.2%
42,900	Diebold, Inc.	1,988,415
24,400	NCR Corp.*	1,156,316
		3,144,731
Computers - Memory Devices - 0.3%
94,200	Network Appliance, Inc.*	3,541,920
Computers - Peripheral Equipment - 0.4%
75,600	Lexmark International Group, Inc. - Class A*	4,765,068
Consulting Services - 0.3%
43,400	Corporate Executive Board Co.	3,937,682
Consumer Products - Miscellaneous - 0.2%
4,300	Jarden Corp.*	157,681
39,600	Kimberly-Clark Corp.	2,748,240
		2,905,921
Containers - Paper and Plastic - 0.6%
226,200	Pactiv Corp.*	7,337,928
Cosmetics and Toiletries - 3.8%
19,900	Alberto-Culver Co.	455,113
76,900	Avon Products, Inc.	2,644,591
236,200	Colgate-Palmolive Co.	16,132,460
33,400	Estee Lauder Companies, Inc. - Class A	1,586,500
91,400	International Flavors & Fragrances, Inc.	4,431,072
346,634	Procter & Gamble Co.	22,486,148
		47,735,884
Data Processing and Management - 1.3%
30,300	Acxiom Corp.	687,810
114,400	Automatic Data Processing, Inc.	5,459,168
11,000	Dun & Bradstreet Corp.*	935,000
12,300	Fidelity National Information Services, Inc.	522,996
80,100	First Data Corp.	1,991,286
12,600	Fiserv, Inc.*	662,382
11,400	Global Payments, Inc.	430,464
3,600	MasterCard, Inc. - Class A	401,580
42,000	MoneyGram International, Inc.	1,259,580
65,600	SEI Investments Co.	4,088,848
		16,439,114
Dental Supplies and Equipment - 0.2%
63,100	Dentsply International, Inc.	1,946,004
Diagnostic Kits - 0.3%
41,800	IDEXX Laboratories, Inc.*	3,586,858
Dialysis Centers - 0%
2,500	Davita, Inc.*	136,500
Disposable Medical Products - 0.3%
43,800	C.R. Bard, Inc.	3,614,376

Shares or Principal Amount		Value
Distribution/Wholesale - 0.1%
10,600	CDW Corp.	$680,202
3,400	Fastenal Co.	126,752
17,900	WESCO International, Inc.*	1,086,888
		1,893,842
Diversified Financial Services - 0.6%
84,600	Morgan Stanley Co.	7,004,034
Diversified Operations - 4.0%
3,100	3M Co.	230,330
50,100	Brink's Co.	3,113,715
44,500	Carlisle Companies, Inc.	3,624,080
45,800	Danaher Corp.	3,391,948
110,700	Dover Corp.	5,490,720
765,700	General Electric Co.	27,603,485
300	Harsco Corp.	25,764
11,600	Honeywell International, Inc.	530,004
5,700	Illinois Tool Works, Inc.	290,643
2,700	ITT Corp.	161,055
3,000	Leggett & Platt, Inc.	72,720
35,400	Parker Hannifin Corp.	2,929,704
22,300	PPG Industries, Inc.	1,478,267
11,100	Textron, Inc.	1,034,187
		49,976,622
E-Commerce/Products - 0.2%
62,300	Nutri/System, Inc.*	2,744,315
E-Commerce/Services - 0.3%
170,000	Emdeon Corp.*	2,424,200
25,000	IAC/InterActiveCorp*	960,000
		3,384,200
Electric - Generation - 0.4%
261,100	AES Corp.*	5,428,269
Electric - Integrated - 1.2%
125,300	Allegheny Energy, Inc.*	5,828,956
15,300	Constellation Energy Group, Inc.	1,110,015
8,000	DPL, Inc.	229,440
100,200	Exelon Corp.	6,010,998
28,300	TXU Corp.	1,530,464
		14,709,873
Electric Products - Miscellaneous - 1.2%
242,600	Emerson Electric Co.	10,909,722
161,800	Molex, Inc.	4,755,302
		15,665,024
Electronic Components - Semiconductors - 1.0%
187,900	Agere Systems, Inc.*	3,784,306
7,100	Micron Technology, Inc.*	91,945
124,500	NVIDIA Corp.*	3,815,925
258,500	QLogic Corp.*	4,730,550
		12,422,726
Electronic Connectors - 0.4%
50,700	Amphenol Corp. - Class A	3,433,404
26,900	Thomas & Betts Corp.*	1,288,241
		4,721,645
Electronic Forms - 0.1%
31,878	Adobe Systems, Inc.*	1,239,098
Electronic Measuring Instruments - 0.2%
6,600	Tektronix, Inc.	186,582
35,200	Trimble Navigation, Ltd.*	1,991,616
		2,178,198

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 75

Janus Adviser INTECH Risk-Managed
Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Energy - Alternate Sources - 0.2%
96,400	Covanta Holding Corp.*	$2,280,824
Engines - Internal Combustion - 0.3%
27,800	Cummins, Inc.	3,740,768
Enterprise Software/Services - 1.5%
468,500	BEA Systems, Inc.*	5,776,605
173,000	BMC Software, Inc.*	5,949,470
392,444	Oracle Corp.*	6,734,339
		18,460,414
Entertainment Software - 0%
17,200	Activision, Inc.*	292,916
Fiduciary Banks - 1.0%
4,900	Bank of New York Company, Inc.	196,049
31,000	Mellon Financial Corp.	1,324,940
88,100	Northern Trust Corp.	5,352,075
79,200	State Street Corp.	5,627,160
		12,500,224
Filtration and Separations Products - 0%
3,600	Donaldson Company, Inc.	126,792
Finance - Consumer Loans - 0.4%
77,800	First Marblehead Corp.	4,232,320
23,100	SLM Corp.	1,061,676
		5,293,996
Finance - Credit Card - 0.1%
15,900	American Express Co.	925,698
Finance - Investment Bankers/Brokers - 1.6%
8,500	Charles Schwab Corp.	160,820
68,700	Goldman Sachs Group, Inc.	14,575,392
64,600	Merrill Lynch & Company, Inc.	6,043,976
		20,780,188
Finance - Mortgage Loan Banker - 0.2%
35,200	Freddie Mac	2,285,536
Finance - Other Services - 1.6%
12,000	CBOT Holdings, Inc. - Class A*	2,025,600
24,000	Chicago Mercantile Exchange Holdings, Inc.	13,519,200
28,200	IntercontinentalExchange, Inc.*	3,681,510
11,600	NYSE Group, Inc.*	1,159,768
		20,386,078
Financial Guarantee Insurance - 0.1%
11,400	Ambac Financial Group, Inc.	1,004,340
Food - Diversified - 2.2%
179,400	Campbell Soup Co.	6,903,312
65,400	General Mills, Inc.	3,743,496
169,000	H.J. Heinz Co.	7,963,280
74,800	Kellogg Co.	3,685,396
156,500	McCormick & Company, Inc.	6,109,760
		28,405,244
Food - Retail - 0.1%
52,700	Kroger Co.	1,349,120
Food - Wholesale/Distribution - 0.3%
99,700	Sysco Corp.	3,444,635
Garden Products - 0%
7,800	Toro Co.	399,906
Hazardous Waste Disposal - 0.2%
34,400	Stericycle, Inc.*	2,648,800

Shares or Principal Amount		Value
Health Care Cost Containment - 0.2%
48,600	McKesson Corp.	$2,709,450
Home Decoration Products - 0.2%
75,000	Newell Rubbermaid, Inc.	2,215,500
Hospital Beds and Equipment - 0.2%
45,800	Hillenbrand Industries, Inc.	2,611,058
Hotels and Motels - 0.4%
72,200	Hilton Hotels Corp.	2,555,158
51,000	Marriott International, Inc. - Class A	2,455,140
		5,010,298
Human Resources - 0.5%
87,800	Manpower, Inc.	6,403,254
8,400	Robert Half International, Inc.	341,880
		6,745,134
Independent Power Producer - 0%
7,600	NRG Energy, Inc.*	455,468
Industrial Automation and Robotics - 0%
2,800	Rockwell Automation, Inc.	171,388
Industrial Gases - 0.1%
19,000	Air Products and Chemicals, Inc.	1,418,540
Instruments - Controls - 0.8%
41,100	Mettler-Toledo International, Inc.*	3,403,080
131,100	Thermo Electron Corp.*	6,273,135
		9,676,215
Instruments - Scientific - 0.5%
179,700	Applera Corp. - Applied Biosystems Group	6,246,372
4,200	Waters Corp.*	238,098
		6,484,470
Insurance Brokers - 0.2%
71,800	Brown & Brown, Inc.	2,033,376
Internet Infrastructure Software - 1.1%
242,600	Akamai Technologies, Inc.*	13,629,268
Internet Security - 0.2%
28,200	McAfee, Inc.*	825,132
84,700	Symantec Corp.*	1,500,037
		2,325,169
Investment Management and Advisory Services - 1.5%
27,200	Affiliated Managers Group, Inc.*	3,030,080
23,700	BlackRock, Inc.	3,975,912
8,700	Eaton Vance Corp.	298,410
3,300	Federated Investors, Inc. - Class B	116,523
39,400	Franklin Resources, Inc.	4,692,934
1,600	Legg Mason, Inc.	167,760
76,900	Nuveen Investments - Class A	3,806,550
73,700	T. Rowe Price Group, Inc.	3,536,863
		19,625,032
Life and Health Insurance - 0.3%
74,000	AFLAC, Inc.	3,523,140
8,600	Principal Financial Group, Inc.	529,846
3,300	Prudential Financial, Inc.	294,129
		4,347,115
Machine Tools and Related Products - 0.2%
43,800	Lincoln Electric Holdings, Inc.	2,661,726

See Notes to Schedules of Investments and Financial Statements.
76 Janus Adviser Series January 31, 2007

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Machinery - Construction and Mining - 0.2%
11,600	Caterpillar, Inc.	$743,212
37,600	Terex Corp.*	2,139,064
		2,882,276
Machinery - Farm - 0%
6,400	AGCO Corp.*	217,408
Machinery - General Industrial - 0.5%
53,600	Gardner Denver Machinery, Inc.*	2,066,280
76,100	Manitowoc Company, Inc.	3,946,546
		6,012,826
Medical - Biomedical and Genetic - 0.9%
3,976	Amgen, Inc.*	279,791
189,300	Celgene Corp.*	10,161,624
9,600	Genentech, Inc.*	838,752
4,100	Vertex Pharmaceuticals, Inc.*	144,935
		11,425,102
Medical - Drugs - 3.1%
56,900	Abbott Laboratories	3,015,700
72,500	Bristol-Myers Squibb Co.	2,087,275
28,800	Cephalon, Inc.*	2,085,408
16,500	Eli Lilly and Co.	892,980
112,900	Forest Laboratories, Inc.*	6,334,819
377,500	Merck & Company, Inc.	16,893,125
104,400	Schering-Plough Corp.	2,610,000
106,500	Wyeth	5,262,165
		39,181,472
Medical - Generic Drugs - 0.2%
29,200	Barr Pharmaceuticals, Inc.*	1,562,784
17,500	Mylan Laboratories, Inc.	387,450
		1,950,234
Medical - HMO - 1.0%
73,400	Humana, Inc.*	4,073,700
16,400	Sierra Health Services, Inc.*	659,280
52,660	UnitedHealth Group, Inc.	2,752,012
50,600	WellCare Health Plans, Inc.*	3,920,488
15,116	WellPoint, Inc.*	1,184,792
		12,590,272
Medical - Hospitals - 0.1%
17,500	Universal Health Services, Inc. - Class B	1,013,775
Medical - Nursing Homes - 0.5%
124,500	Manor Care, Inc.	6,628,380
Medical - Wholesale Drug Distributors - 0.6%
4,100	AmerisourceBergen Corp.	214,758
98,200	Cardinal Health, Inc.	7,013,444
		7,228,202
Medical Information Systems - 0.1%
44,600	IMS Health, Inc.	1,287,156
Medical Instruments - 0.2%
17,100	Edwards Lifesciences Corp.*	874,836
41,600	Medtronic, Inc.	2,223,520
		3,098,356
Medical Labs and Testing Services - 1.4%
64,000	Covance, Inc.*	3,945,600
148,000	Laboratory Corporation of America Holdings*	10,869,120
45,700	Quest Diagnostics, Inc.	2,398,336
		17,213,056

Shares or Principal Amount		Value
Medical Products - 2.1%
115,200	Baxter International, Inc.	$5,720,832
54,700	Becton, Dickinson and Co.	4,208,618
8,200	Biomet, Inc.	347,352
3,300	Cooper Companies, Inc.	157,410
55,600	Henry Schein, Inc.*	2,822,812
148,000	Johnson & Johnson	9,886,400
19,100	Stryker Corp.	1,183,054
20,000	Zimmer Holdings, Inc.*	1,684,400
		26,010,878
Metal - Aluminum - 0%
8,600	Alcoa, Inc.	277,780
Metal Processors and Fabricators - 0.2%
25,400	Precision Castparts Corp.	2,257,806
Motorcycle and Motor Scooter Manufacturing - 0.4%
72,700	Harley-Davidson, Inc.	4,963,229
Multi-Line Insurance - 0.3%
45,800	American International Group, Inc.	3,135,010
13,800	HCC Insurance Holdings, Inc.	430,974
		3,565,984
Multimedia - 2.5%
120,900	McGraw-Hill Companies, Inc.	8,109,972
17,000	Meredith Corp.	1,002,320
444,300	News Corporation, Inc. - Class A	10,329,975
87,700	Time Warner, Inc.	1,917,999
285,490	Walt Disney Co.	10,040,683
		31,400,949
Music - 0.1%
72,700	Warner Music Group Corp.	1,558,688
Networking Products - 0.5%
246,900	Cisco Systems, Inc.*	6,565,071
Non-Ferrous Metals - 0.1%
41,400	Titanium Metals Corp.*	1,276,776
Non-Hazardous Waste Disposal - 0.8%
22,100	Allied Waste Industries, Inc.*	282,659
13,000	Republic Services, Inc.	562,250
231,600	Waste Management, Inc.	8,796,168
		9,641,077
Office Automation and Equipment - 0%
11,200	Pitney Bowes, Inc.	536,144
Oil - Field Services - 0.6%
48,500	Baker Hughes, Inc.	3,347,955
60,200	Oceaneering International, Inc.*	2,376,094
10,300	Superior Energy Services, Inc.*	312,296
52,800	TETRA Technologies, Inc.*	1,222,848
		7,259,193
Oil Companies - Exploration and Production - 0%
1,600	CNX Gas Corp.*	40,928
Oil Companies - Integrated - 0.4%
62,200	Exxon Mobil Corp.	4,609,020
Oil Field Machinery and Equipment - 0.4%
31,800	Cameron International Corp.*	1,669,500
53,600	FMC Technologies, Inc.*	3,319,448
		4,988,948
Oil Refining and Marketing - 0.4%
41,100	Frontier Oil Corp.	1,167,651
79,000	Holly Corp.	4,162,510
		5,330,161

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 77

Janus Adviser INTECH Risk-Managed
Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Optical Supplies - 1.0%
108,433	Allergan, Inc.	$12,655,215
Pharmacy Services - 1.1%
38,566	Caremark Rx, Inc.	2,362,553
47,000	Express Scripts, Inc. - Class A*	3,267,440
129,683	Medco Health Solutions, Inc.*	7,678,531
		13,308,524
Physician Practice Management - 0%
1,700	Pediatrix Medical Group, Inc.*	89,318
Pipelines - 0.3%
13,600	El Paso Corp.	211,072
28,500	Kinder Morgan, Inc.	3,021,000
		3,232,072
Power Converters and Power Supply Equipment - 0.2%
92,900	American Power Conversion Corp.	2,855,746
Private Corrections - 0.2%
64,750	Corrections Corporation of America*	3,154,620
Property and Casualty Insurance - 0.5%
2,600	Markel Corp.*	1,261,260
49,100	Philadelphia Consolidated Holding Corp.*	2,212,446
74,600	Progressive Corp.	1,729,974
25,200	W. R. Berkley Corp.	833,868
		6,037,548
Publishing - Newspapers - 0%
10,500	Dow Jones & Company, Inc.	395,955
Real Estate Management/Services - 1.2%
230,900	CB Richard Ellis Group, Inc.*	8,684,149
58,600	Jones Lang LaSalle, Inc.	6,123,700
		14,807,849
Real Estate Operating/Development - 0.6%
115,900	Forest City Enterprises, Inc. - Class A	7,006,155
REIT - Apartments - 0.5%
16,000	Essex Property Trust, Inc.	2,309,440
107,500	United Dominion Realty Trust, Inc.	3,524,925
		5,834,365
REIT - Health Care - 0.1%
37,600	Ventas, Inc.	1,739,000
REIT - Mortgages - 0.2%
96,800	CapitalSource, Inc.	2,690,072
REIT - Office Property - 0.9%
10,900	Kilroy Realty Corp.	946,556
70,900	SL Green Realty Corp.	10,392,522
		11,339,078
REIT - Regional Malls - 0.1%
1,900	Macerich Co.	181,507
1,900	Simon Property Group, Inc.	217,341
10,600	Taubman Centers, Inc.	617,662
		1,016,510
REIT - Shopping Centers - 0.2%
26,200	Developers Diversified Realty Corp.	1,758,544
4,500	Federal Realty Investment Trust	420,390
4,300	Weingarten Realty Investors	212,893
		2,391,827
REIT - Storage - 0.1%
10,458	Public Storage, Inc.	1,137,412

Shares or Principal Amount		Value
Rental Auto/Equipment - 0%
9,500	Hertz Global Holdings, Inc.*	$176,890
Research and Development - 0.1%
53,000	Pharmaceutical Product Development, Inc.	1,828,500
Respiratory Products - 0.1%
19,100	ResMed, Inc.*	1,004,278
Retail - Apparel and Shoe - 1.5%
3,100	Abercrombie & Fitch Co. - Class A	246,574
279,400	American Eagle Outfitters, Inc.	9,046,972
59,000	AnnTaylor Stores Corp.*	2,035,500
6,600	Claire's Stores, Inc.	227,040
13,300	Foot Locker, Inc.	298,452
9,900	Gap, Inc.	189,783
156,500	Limited, Inc.	4,372,610
67,500	Ross Stores, Inc.	2,186,325
		18,603,256
Retail - Auto Parts - 0.1%
13,000	AutoZone, Inc.*	1,633,190
Retail - Automobile - 0.5%
81,600	CarMax, Inc.*	4,686,288
46,000	Copart, Inc.*	1,354,240
		6,040,528
Retail - Catalog Shopping - 0%
7,900	Coldwater Creek, Inc.*	147,335
Retail - Computer Equipment - 0.2%
54,600	GameStop Corp. - Class A*	2,917,278
Retail - Consumer Electronics - 0.1%
74,500	Circuit City Stores, Inc.	1,520,545
Retail - Discount - 0.9%
42,600	Costco Wholesale Corp.	2,393,268
18,600	Dollar Tree Stores, Inc.*	585,156
117,900	Family Dollar Stores, Inc.	3,819,960
169,000	TJX Companies, Inc.	4,997,330
		11,795,714
Retail - Drug Store - 0.1%
25,000	CVS Corp.	841,250
3,200	Walgreen Co.	144,960
		986,210
Retail - Hair Salons - 0%
19,900	Sally Beauty Holdings, Inc.	175,120
Retail - Major Department Stores - 0.4%
56,200	J.C. Penney Company, Inc.	4,565,688
Retail - Office Supplies - 0.3%
102,900	Office Depot, Inc.*	3,847,431
Retail - Regional Department Stores - 0.7%
23,300	Federated Department Stores, Inc.	966,717
106,500	Kohl's Corp.*	7,551,915
		8,518,632
Retail - Restaurants - 0.9%
14,900	Brinker International, Inc.	470,095
8,200	Darden Restaurants, Inc.	320,948
166,800	Starbucks Corp.*	5,827,992
44,559	Tim Hortons, Inc.	1,381,329
82,400	Wendy's International, Inc.	2,798,304
9,800	Yum! Brands, Inc.	588,098
		11,386,766

See Notes to Schedules of Investments and Financial Statements.
78 Janus Adviser Series January 31, 2007

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Retail - Sporting Goods - 0.2%
42,800	Dick's Sporting Goods, Inc.*	$2,203,772
Rubber - Tires - 0.1%
30,700	Goodyear Tire & Rubber Co.*	757,983
Savings/Loan/Thrifts - 0.8%
435,100	Hudson City Bancorp, Inc.	5,991,327
92,100	People's Bank	4,143,579
		10,134,906
Schools - 0.4%
58,600	ITT Educational Services, Inc.*	4,547,360
Semiconductor Components/Integrated Circuits - 0.2%
139,000	Integrated Device Technology, Inc.*	2,103,070
Semiconductor Equipment - 0.3%
60,300	Lam Research Corp.*	2,762,343
23,700	Novellus Systems, Inc.*	730,671
		3,493,014
Soap and Cleaning Preparations - 0.1%
37,300	Church & Dwight Company, Inc.	1,690,063
Steel - Producers - 0%
3,100	Carpenter Technology Corp.	363,010
Steel - Specialty - 0.5%
58,900	Allegheny Technologies, Inc.	6,095,561
Super-Regional Banks - 0.4%
11,940	Wachovia Corp.	674,610
124,500	Wells Fargo & Co.	4,472,040
		5,146,650
Telecommunication Equipment - 0%
30,300	Avaya, Inc.*	388,749
Telephone - Integrated - 0.3%
30,700	Citizens Communications Co.	450,062
68,700	Telephone and Data Systems, Inc.	3,843,765
		4,293,827
Television - 0.5%
187,300	Univision Communications, Inc. - Class A*	6,688,483
Therapeutics - 0.4%
80,300	Gilead Sciences, Inc.*	5,164,896
Tobacco - 1.7%
150,100	Altria Group, Inc.	13,117,239
155,300	UST, Inc.	8,920,432
		22,037,671
Tools - Hand Held - 0%
8,100	Snap-On, Inc.	390,501
Transportation - Railroad - 1.0%
24,300	Burlington Northern Santa Fe Corp.	1,952,748
115,200	CSX Corp.	4,238,208
37,700	Norfolk Southern Corp.	1,871,805
47,300	Union Pacific Corp.	4,777,300
		12,840,061
Transportation - Services - 2.4%
169,100	C.H. Robinson Worldwide, Inc.	8,970,755
145,200	Expeditors International of Washington, Inc.	6,198,588
70,600	FedEx Corp.	7,794,240
94,700	United Parcel Service, Inc. - Class B	6,844,916
		29,808,499
Veterinary Diagnostics - 0.3%
131,200	VCA Antech, Inc.*	4,410,944

Shares or Principal Amount		Value
Web Portals/Internet Service Providers - 1.1%
27,400	Google, Inc. - Class A*	$13,735,620
Wireless Equipment - 1.0%
128,429	American Tower Corp. - Class A*	5,115,327
211,000	Crown Castle International Corp.*	7,418,760
11,500	SBA Communications Corp. - Class A*	341,665
		12,875,752
Total Common Stock (cost $1,102,989,514)		1,224,560,901
Money Markets - 3.5%
36,302,818	Janus Institutional Cash Reserves Fund, 5.30%	36,302,818
8,162,300	Janus Money Market Fund, 5.25%	8,162,300
Total Money Markets (cost $44,465,118)		44,465,118
Short-Term U.S. Treasury Bill - 0.2%
2,000,000	U.S. Treasury Bill 4.84%, 3/22/07** (amortized cost $1,986,838)	1,986,838
Total Investments (total cost $1,149,441,470) – 100.6%		1,271,012,857
Liabilities, net of Cash, Receivables and Other Assets – (0.6)%		(7,532,769)
Net Assets – 100%		$1,263,480,088

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
United States††	$1,271,012,857	100.0%
Total	$1,271,012,857	100.0%

†† Includes Short-Term Securities (96.3% excluding Short-Term Securities)

Financial Futures - Long

396 Contracts	S&P 500® (Emini) expires March 2007, principal amount $28,431,680, value $28,571,400 cumulative appreciation	$139,720

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 79

Janus Adviser INTECH Risk-Managed
Core Fund (unaudited)

Managed by INTECH

Fund Snapshot

This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Performance Overview

For the six months ended January 31, 2007, Janus Adviser INTECH Risk-Managed Core Fund returned 12.15% for its Class S Shares. This compares to a 13.75% return posted by the S&P 500® Index, the Fund's benchmark.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Fund's goal is to produce returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund's mathematical investing process seeks to build a more efficient portfolio than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver returns over and above the Index over the long term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the portfolio.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Fund in an attempt to keep the portfolio more efficient than the Index, without increasing relative risk. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

However, periods of underperformance such as the one we just experienced are inevitable and should be expected from time to time. From our perspective, the key is to keep these periods of underperformance both short in duration and mild in scope. The extent to which we are successful on that score will ultimately govern the longer-term success of the Fund.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Fund may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Adviser INTECH Risk-Managed Core Fund.

80 Janus Adviser Series January 31, 2007

(unaudited)

Janus Adviser INTECH Risk-Managed Core Fund At a Glance

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2007

AT&T, Inc. Telephone - Integrated	3.2%
Merck & Company, Inc. Medical - Drugs	1.6%
Archer-Daniels-Midland Co. Agricultural Operations	1.4%
Procter & Gamble Co. Cosmetics and Toiletries	1.3%
Colgate-Palmolive Co. Cosmetics and Toiletries	1.3%
8.8%

Asset Allocation – (% of Net Assets)

As of January 31, 2007

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2007	As of July 31, 2006

Janus Adviser Series January 31, 2007 81

Janus Adviser INTECH Risk-Managed
Core Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2007

	Fiscal Year-to-Date	One Year		Since Inception*
Janus Adviser INTECH Risk-Managed Core Fund - A Shares
NAV	12.47%	9.90%		16.32%
MOP	6.00%	3.57%		14.65%
Janus Adviser INTECH Risk-Managed Core Fund - C Shares
NAV	11.85%	8.93%		15.84%
CDSC	10.74%	7.85%
Janus Adviser INTECH Risk-Managed Core Fund - I Shares	12.46%	10.05%		16.24%
Janus Adviser INTECH Risk-Managed Core Fund - R Shares	12.01%	9.20%		15.71%
Janus Adviser INTECH Risk-Managed Core Fund - S Shares	12.15%	9.51%		16.44%
S&P 500® Index	13.75%	14.51%		13.94%
Lipper Quartile - S Shares	–	4	th	1	st
Lipper Ranking - S Shares based on total returns for Multi-Cap Core Funds	–	674/897		135/556

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund's Class C Shares commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class C Shares from January 2, 2003 to December 31, 2004. The performance shown reflects the fees and expenses of Class C Shares without the effect of any fee and expense limitations or waivers.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class S Shares without the effect of any fee and expense limitation or waivers.

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Effective February 28, 2006, Janus Adviser Risk-Managed Core Fund was renamed Janus Adviser INTECH Risk-Managed Core Fund.

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on January 2, 2003. All performance shown has been restated based on Class A Shares' estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on January 2, 2003. All performance shown has been restated based on Class I Shares' estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on January 2, 2003. All performance shown has been restated based on Class R Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

*The Fund's inception date - January 2, 2003

82 Janus Adviser Series January 31, 2007

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,124.70	$4.55
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33
Expense Example - C Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,118.50	$8.54
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13
Expense Example - I Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,124.60	$3.21
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06
Expense Example - R Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,120.10	$7.21
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87
Expense Example - S Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,121.50	$5.88
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60

*Expenses are equal to the annualized expense ratio of 0.85% for A Shares, 1.60% for C Shares, 0.60% for I Shares, 1.35% for R Shares and 1.10% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for three months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

INTECH is a subsidiary of Janus Capital Group Inc.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Adviser Series January 31, 2007 83

Janus Adviser INTECH Risk-Managed Core Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Common Stock - 93.2%
Advertising Agencies - 0.5%
8,000	Omnicom Group, Inc.	$841,600
Aerospace and Defense - 4.0%
16,600	Boeing Co.	1,486,696
17,200	General Dynamics Corp.	1,344,180
20,600	Lockheed Martin Corp.	2,002,114
4,800	Northrop Grumman Corp.	340,512
19,500	Raytheon Co.	1,012,050
6,600	Rockwell Collins, Inc.	450,186
		6,635,738
Aerospace and Defense - Equipment - 0.1%
2,000	United Technologies Corp.	136,040
Agricultural Chemicals - 0.2%
7,400	Monsanto Co.	407,666
Agricultural Operations - 1.4%
69,800	Archer-Daniels-Midland Co.	2,233,600
Airlines - 0%
3,600	Southwest Airlines Co.	54,360
Apparel Manufacturers - 0.7%
3,700	Jones Apparel Group, Inc.	126,392
2,500	Liz Claiborne, Inc.	111,000
11,400	V. F. Corp.	864,918
		1,102,310
Appliances - 0%
198	Whirlpool Corp.	18,103
Applications Software - 0.4%
900	Citrix Systems, Inc.*	28,503
22,200	Intuit, Inc.*	698,190
		726,693
Athletic Footwear - 0%
300	NIKE, Inc. - Class B	29,643
Automotive - Cars and Light Trucks - 0.4%
21,200	General Motors Corp.	696,208
Automotive - Medium and Heavy Duty Trucks - 0.3%
7,100	PACCAR, Inc.	474,777
Automotive - Truck Parts and Equipment - Original - 0.7%
11,600	Johnson Controls, Inc.	1,072,536
Beverages - Non-Alcoholic - 1.2%
4,300	Coca-Cola Co.	205,884
700	Coca-Cola Enterprises, Inc.	14,364
10,400	Pepsi Bottling Group, Inc.	328,952
22,900	PepsiCo, Inc.	1,493,996
		2,043,196
Beverages - Wine and Spirits - 0.1%
3,400	Brown-Forman Corp. - Class B	223,006
800	Constellation Brands, Inc. - Class A*	19,792
		242,798
Brewery - 0.3%
4,400	Anheuser-Busch Companies, Inc.	224,268
3,400	Molson Coors Brewing Co. - Class B	274,720
		498,988
Broadcast Services and Programming - 0.1%
3,300	Clear Channel Communications, Inc.	119,856

Shares or Principal Amount		Value
Cable Television - 1.5%
32,500	Comcast Corp. - Class A*	$1,440,400
42,100	DIRECTV Group, Inc.*	1,026,819
		2,467,219
Casino Hotels - 0%
400	Harrah's Entertainment, Inc.	33,792
Casino Services - 1.1%
41,000	International Game Technology	1,781,860
Chemicals - Diversified - 0.2%
700	E.I. du Pont de Nemours and Co.	34,692
13,000	Hercules, Inc.	254,930
		289,622
Chemicals - Specialty - 0.8%
1,100	Ashland, Inc.	76,505
22,400	Ecolab, Inc.	983,360
5,600	Sigma-Aldrich Corp.	212,520
		1,272,385
Coal - 0%
1,000	Peabody Energy Corp.	40,830
Coatings and Paint Products - 0.3%
6,700	Sherwin-Williams Co.	462,970
Commercial Banks - 1.0%
3,900	BB&T Corp.	164,814
11,500	Compass Bancshares, Inc.	700,350
2,000	M&T Bank Corp.	242,620
8,671	Regions Financial Corp.	314,410
1,800	Zions Bancorporation	152,676
		1,574,870
Commercial Services - 0.2%
15,500	Convergys Corp.*	403,620
Commercial Services - Finance - 0.3%
4,800	Moody's Corp.	343,488
2,700	Paychex, Inc.	108,027
4,800	Western Union Co.	107,232
		558,747
Computer Services - 0.3%
6,600	Cognizant Technology Solutions Corp.*	562,914
100	Computer Sciences Corp.*	5,246
		568,160
Computers - 1.1%
2,800	Apple Inc.*	240,044
36,300	Hewlett-Packard Co.	1,571,064
		1,811,108
Computers - Integrated Systems - 0%
1,400	NCR Corp.*	66,346
Computers - Memory Devices - 0.2%
10,000	Network Appliance, Inc.*	376,000
Computers - Peripheral Equipment - 0.4%
9,900	Lexmark International Group, Inc. - Class A*	623,997
Consumer Products - Miscellaneous - 0.4%
6,700	Clorox Co.	438,314
2,400	Kimberly-Clark Corp.	166,560
		604,874

See Notes to Schedules of Investments and Financial Statements.
84 Janus Adviser Series January 31, 2007

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Containers - Paper and Plastic - 0.5%
7,300	Bemis Company, Inc.	$247,543
16,600	Pactiv Corp.*	538,504
		786,047
Cosmetics and Toiletries - 3.0%
5,500	Avon Products, Inc.	189,145
30,900	Colgate-Palmolive Co.	2,110,470
1,000	Estee Lauder Companies, Inc. - Class A	47,500
8,200	International Flavors & Fragrances, Inc.	397,536
33,988	Procter & Gamble Co.	2,204,802
		4,949,453
Data Processing and Management - 0.4%
10,900	Automatic Data Processing, Inc.	520,148
900	Fidelity National Information Services, Inc.	38,268
400	First Data Corp.	9,944
1,500	Fiserv, Inc.*	78,855
		647,215
Disposable Medical Products - 0.3%
6,000	C.R. Bard, Inc.	495,120
Diversified Financial Services - 0.5%
10,200	Morgan Stanley Co.	844,458
Diversified Operations - 1.2%
6,700	Cooper Industries, Ltd. - Class A	612,313
3,100	Danaher Corp.	229,586
2,700	Dover Corp.	133,920
27,500	General Electric Co.	991,375
800	PPG Industries, Inc.	53,032
200	Textron, Inc.	18,634
		2,038,860
E-Commerce/Services - 0.1%
4,800	IAC/InterActiveCorp*	184,320
Electric - Generation - 0.8%
62,900	AES Corp.*	1,307,691
Electric - Integrated - 4.1%
19,200	Allegheny Energy, Inc.*	893,184
1,400	American Electric Power Company, Inc.	60,942
22,700	CenterPoint Energy, Inc.	391,802
1,700	Constellation Energy Group, Inc.	123,335
800	Dominion Resources, Inc.	66,368
2,600	Duke Energy Corp.	51,194
400	Edison International	17,992
5,500	Entergy Corp.	510,675
6,500	Exelon Corp.	389,935
22,400	FirstEnergy Corp.	1,328,991
8,800	FPL Group, Inc.	498,520
24,600	PG&E Corp.	1,148,328
3,700	Pinnacle West Capital Corp.	180,523
1,700	PPL Corp.	60,520
1,900	Public Service Enterprise Group, Inc.	127,357
9,100	TXU Corp.	492,128
16,300	Xcel Energy, Inc.	380,279
		6,722,073
Electric Products - Miscellaneous - 0.4%
10,200	Emerson Electric Co.	458,694
6,900	Molex, Inc.	202,791
		661,485

Shares or Principal Amount		Value
Electronic Components - Semiconductors - 0.8%
400	Micron Technology, Inc.*	$5,180
35,200	NVIDIA Corp.*	1,078,880
9,900	QLogic Corp.*	181,170
		1,265,230
Engines - Internal Combustion - 0.3%
4,200	Cummins, Inc.	565,152
Enterprise Software/Services - 1.3%
22,700	BMC Software, Inc.*	780,653
76,035	Oracle Corp.*	1,304,761
		2,085,414
Fiduciary Banks - 1.1%
6,700	Bank of New York Company, Inc.	268,067
18,900	Mellon Financial Corp.	807,786
4,900	Northern Trust Corp.	297,675
6,100	State Street Corp.	433,405
		1,806,933
Finance - Investment Bankers/Brokers - 3.4%
3,800	Bear Stearns Companies, Inc.	626,430
17,600	Citigroup, Inc.	970,288
8,500	Goldman Sachs Group, Inc.	1,803,360
19,000	JP Morgan Chase & Co.	967,670
3,300	Lehman Brothers Holdings, Inc.	271,392
9,400	Merrill Lynch & Company, Inc.	879,464
		5,518,604
Finance - Mortgage Loan Banker - 0%
400	Fannie Mae	22,612
Finance - Other Services - 0.4%
1,300	Chicago Mercantile Exchange Holdings, Inc.	732,290
Financial Guarantee Insurance - 0.3%
5,600	Ambac Financial Group, Inc.	493,360
700	MBIA, Inc.	50,281
		543,641
Food - Diversified - 2.9%
25,800	Campbell Soup Co.	992,784
25,000	ConAgra Foods, Inc.	642,750
15,200	General Mills, Inc.	870,048
26,500	H.J. Heinz Co.	1,248,680
7,500	Kellogg Co.	369,525
15,300	McCormick & Company, Inc.	597,312
		4,721,099
Food - Meat Products - 0%
2,200	Tyson Foods, Inc. - Class A	39,050
Food - Retail - 1.7%
49,800	Kroger Co.	1,274,880
41,400	Safeway, Inc.	1,491,642
		2,766,522
Food - Wholesale/Distribution - 0.1%
5,800	Sysco Corp.	200,390
Gas - Distribution - 0.7%
18,700	KeySpan Corp.	762,960
1,200	Nicor, Inc.	54,600
1,400	NiSource, Inc.	33,320
4,700	Peoples Energy Corp.	204,685
2,100	Sempra Energy Co.	120,498
		1,176,063

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 85

Janus Adviser INTECH Risk-Managed Core Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Health Care Cost Containment - 0.1%
2,300	McKesson Corp.	$128,225
Home Decoration Products - 0.4%
20,800	Newell Rubbermaid, Inc.	614,432
Hotels and Motels - 0.6%
16,000	Hilton Hotels Corp.	566,240
9,700	Marriott International, Inc. - Class A	466,958
		1,033,198
Industrial Gases - 0%
400	Air Products and Chemicals, Inc.	29,864
Instruments - Controls - 0.9%
30,800	Thermo Electron Corp.*	1,473,780
Instruments - Scientific - 0.5%
22,900	Applera Corp. - Applied Biosystems Group	796,004
1,100	Waters Corp.*	62,359
		858,363
Insurance Brokers - 0.1%
6,200	Aon Corp.	222,332
Internet Security - 0.1%
8,400	Symantec Corp.*	148,764
Investment Management and Advisory Services - 0.7%
7,500	Ameriprise Financial, Inc.	442,200
3,400	Franklin Resources, Inc.	404,974
6,800	T. Rowe Price Group, Inc.	326,332
		1,173,506
Life and Health Insurance - 1.2%
800	AFLAC, Inc.	38,088
6,416	Lincoln National Corp.	430,770
12,700	Principal Financial Group, Inc.	782,447
1,600	Prudential Financial, Inc.	142,608
9,100	Torchmark Corp.	591,409
		1,985,322
Machinery - Construction and Mining - 0.2%
5,100	Terex Corp.*	290,139
Machinery - Farm - 0.2%
3,600	Deere & Co.	361,008
Medical - Biomedical and Genetic - 0.6%
17,700	Celgene Corp.*	950,136
Medical - Drugs - 2.5%
3,000	Abbott Laboratories	159,000
6,500	Bristol-Myers Squibb Co.	187,135
400	Eli Lilly and Co.	21,648
9,100	Forest Laboratories, Inc.*	510,601
59,200	Merck & Company, Inc.	2,649,200
3,000	Pfizer, Inc.	78,720
2,900	Schering-Plough Corp.	72,500
8,900	Wyeth	439,749
		4,118,553
Medical - Generic Drugs - 0%
200	Mylan Laboratories, Inc.	4,428
Medical - HMO - 0.4%
12,200	Humana, Inc.*	677,100
Medical - Nursing Homes - 0.2%
7,500	Manor Care, Inc.	399,300

Shares or Principal Amount		Value
Medical - Wholesale Drug Distributors - 0.6%
11,800	AmerisourceBergen Corp.	$618,084
4,500	Cardinal Health, Inc.	321,390
		939,474
Medical Information Systems - 0.1%
2,900	IMS Health, Inc.	83,694
Medical Instruments - 0%
500	Medtronic, Inc.	26,725
Medical Labs and Testing Services - 0.9%
15,000	Laboratory Corporation of America Holdings*	1,101,600
6,500	Quest Diagnostics, Inc.	341,120
		1,442,720
Medical Products - 1.0%
10,500	Baxter International, Inc.	521,430
3,800	Becton, Dickinson and Co.	292,372
11,800	Johnson & Johnson	788,240
500	Stryker Corp.	30,970
		1,633,012
Metal - Copper - 1.0%
12,900	Phelps Dodge Corp.	1,594,440
Motorcycle and Motor Scooter Manufacturing - 0.5%
11,100	Harley-Davidson, Inc.	757,797
Multi-Line Insurance - 1.6%
300	ACE, Ltd. (U.S. Shares)	17,334
2,000	Allstate Corp.	120,320
800	Cincinnati Financial Corp.	35,792
4,200	Genworth Financial, Inc. - Class A	146,580
47,900	Loews Corp.	2,081,734
3,800	MetLife, Inc.	236,056
		2,637,816
Multimedia - 2.4%
12,000	McGraw-Hill Companies, Inc.	804,960
69,400	News Corporation, Inc. - Class A	1,613,550
8,700	Time Warner, Inc.	190,269
36,300	Walt Disney Co.	1,276,671
		3,885,450
Networking Products - 0.6%
38,300	Cisco Systems, Inc.*	1,018,397
Non-Hazardous Waste Disposal - 0.8%
24,900	Allied Waste Industries, Inc.*	318,471
24,900	Waste Management, Inc.	945,702
		1,264,173
Oil - Field Services - 0.5%
2,500	Baker Hughes, Inc.	172,575
10,400	Schlumberger, Ltd. (U.S. Shares)	660,296
		832,871
Oil and Gas Drilling - 0.1%
1,600	ENSCO International, Inc.	81,392
Oil Companies - Integrated - 1.8%
3,797	Chevron Corp.	276,725
24,700	Exxon Mobil Corp.	1,830,270
8,570	Marathon Oil Corp.	774,214
		2,881,209
Optical Supplies - 0.7%
10,200	Allergan, Inc.	1,190,442

See Notes to Schedules of Investments and Financial Statements.
86 Janus Adviser Series January 31, 2007

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Pharmacy Services - 0.4%
2,300	Caremark Rx, Inc.	$140,898
400	Express Scripts, Inc. - Class A*	27,808
9,513	Medco Health Solutions, Inc.*	563,265
		731,971
Pipelines - 0.3%
3,300	Kinder Morgan, Inc.	349,800
500	Questar Corp.	40,600
1,800	Spectra Energy Corp.	47,016
		437,416
Power Converters and Power Supply Equipment - 0.3%
15,100	American Power Conversion Corp.	464,174
Property and Casualty Insurance - 0.5%
7,800	Chubb Corp.	405,912
3,200	Progressive Corp.	74,208
600	SAFECO Corp.	38,406
5,500	St. Paul Travelers Companies, Inc.	279,675
		798,201
Real Estate Management/Services - 0.3%
12,700	CB Richard Ellis Group, Inc.*	477,647
REIT - Apartments - 1.8%
10,900	Apartment Investment & Management Co.- Class A	682,667
16,000	Archstone-Smith Trust, Inc.	1,011,360
1,000	Avalonbay Communities, Inc.	148,360
18,900	Equity Residential Properties Trust	1,063,692
		2,906,079
REIT - Diversified - 0.7%
8,700	Vornado Realty Trust	1,064,445
REIT - Office Property - 1.7%
11,600	Boston Properties, Inc.	1,462,644
25,000	Equity Office Properties Trust	1,388,750
		2,851,394
REIT - Regional Malls - 0%
500	Simon Property Group, Inc.	57,195
REIT - Shopping Centers - 0.5%
15,300	Kimco Realty Corp.	758,880
REIT - Storage - 0.3%
3,900	Public Storage, Inc.	424,164
REIT - Warehouse and Industrial - 0.3%
6,900	ProLogis	448,500
Retail - Apparel and Shoe - 0.5%
25,000	Limited, Inc.	698,500
700	Nordstrom, Inc.	38,997
		737,497
Retail - Auto Parts - 0.1%
1,600	AutoZone, Inc.*	201,008
Retail - Consumer Electronics - 0.1%
4,200	Circuit City Stores, Inc.	85,722
Retail - Discount - 0.9%
11,300	Big Lots, Inc.*	293,009
7,200	Costco Wholesale Corp.	404,496
5,600	Family Dollar Stores, Inc.	181,440
20,400	TJX Companies, Inc.	603,228
		1,482,173

Shares or Principal Amount		Value
Retail - Drug Store - 0.1%
1,700	CVS Corp.	$57,205
900	Walgreen Co.	40,770
		97,975
Retail - Major Department Stores - 1.4%
17,200	J.C. Penney Company, Inc.	1,397,328
4,800	Sears Holdings Corp.*	847,920
		2,245,248
Retail - Office Supplies - 1.0%
34,800	Office Depot, Inc.*	1,301,172
8,600	OfficeMax, Inc.	415,294
		1,716,466
Retail - Regional Department Stores - 1.1%
6,400	Dillard's, Inc. - Class A	219,776
1,988	Federated Department Stores, Inc.	82,482
21,800	Kohl's Corp.*	1,545,838
		1,848,096
Retail - Restaurants - 1.2%
1,000	Darden Restaurants, Inc.	39,140
15,700	McDonald's Corp.	696,295
21,800	Starbucks Corp.*	761,692
12,000	Wendy's International, Inc.	407,520
1,600	Yum! Brands, Inc.	96,016
		2,000,663
Rubber - Tires - 0%
3,100	Goodyear Tire & Rubber Co.*	76,539
Savings/Loan/Thrifts - 0.1%
6,400	Sovereign Bancorp, Inc.	157,760
Semiconductor Equipment - 0.1%
3,000	Novellus Systems, Inc.*	92,490
Steel - Producers - 1.2%
27,500	Nucor Corp.	1,774,850
1,500	United States Steel Corp.	125,235
		1,900,085
Steel - Specialty - 0.7%
11,000	Allegheny Technologies, Inc.	1,138,390
Super-Regional Banks - 2.8%
39,154	Bank of America Corp.	2,058,717
3,000	KeyCorp	114,510
2,700	National City Corp.	102,195
12,700	PNC Bank Corp.	936,879
1,900	SunTrust Banks, Inc.	157,890
13,000	U.S. Bancorp	462,800
1,841	Wachovia Corp.	104,017
20,300	Wells Fargo & Co.	729,176
		4,666,184
Telecommunication Equipment - 0.1%
9,500	Avaya, Inc.*	121,885
Telephone - Integrated - 4.0%
138,805	AT&T, Inc.	5,223,233
13,100	CenturyTel, Inc.	587,404
7,300	Citizens Communications Co.	107,018
3,500	Verizon Communications, Inc.	134,820
29,371	Windstream Corp.	437,040
		6,489,515

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 87

Janus Adviser INTECH Risk-Managed Core Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Television - 0.6%
7,300	CBS Corp. - Class B	$227,541
22,900	Univision Communications, Inc. - Class A*	817,759
		1,045,300
Therapeutics - 0.4%
10,800	Gilead Sciences, Inc.*	694,656
Tobacco - 2.2%
14,100	Altria Group, Inc.	1,232,199
20,400	Reynolds American, Inc.	1,315,800
18,800	UST, Inc.	1,079,872
		3,627,871
Tools - Hand Held - 0.1%
4,600	Snap-On, Inc.	221,766
Toys - 0.9%
14,700	Hasbro, Inc.	417,480
40,600	Mattel, Inc.	989,016
		1,406,496
Transportation - Railroad - 1.6%
4,800	Burlington Northern Santa Fe Corp.	385,728
30,400	CSX Corp.	1,118,416
2,700	Norfolk Southern Corp.	134,055
9,400	Union Pacific Corp.	949,400
		2,587,599
Transportation - Services - 0.5%
3,400	FedEx Corp.	375,360
5,500	Ryder System, Inc.	299,970
1,400	United Parcel Service, Inc. - Class B	101,192
		776,522
Travel Services - 0.1%
6,000	Sabre Group Holdings, Inc.	193,860
Web Portals/Internet Service Providers - 0.5%
1,700	Google, Inc. - Class A*	852,210
Total Common Stock (cost $136,754,145)		152,972,338
Money Markets - 2.4%
1,650,989	Janus Institutional Cash Reserves Fund 5.30%	1,650,989
2,314,551	Janus Money Market Fund, 5.25%	2,314,551
Total Money Markets (cost $3,965,540)		3,965,540
Total Investments (total cost $140,719,685) – 95.6%		156,937,878
Cash, Receivables and Other Assets, net of Liabilities – 4.4%		7,231,985
Net Assets – 100%		$164,169,863

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$612,313	0.4%
Cayman Islands	17,334	0.0%
Netherlands	660,296	0.4%
United States††	155,647,935	99.2%
Total	$156,937,878	100.0%

†† Includes Short-Term Securities (96.7% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.
88 Janus Adviser Series January 31, 2007

Janus Adviser INTECH Risk-Managed
Value Fund (unaudited)

Managed by INTECH

Fund Snapshot

This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Performance Overview

For the six months ended January 31, 2007, Janus Adviser INTECH Risk-Managed Value Fund returned 12.53% for its Class S Shares. This compares to a 13.43% return posted by the Russell 1000® Value Index, the Fund's benchmark, over the same period.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Fund's goal is to produce returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund's mathematical investing process seeks to build a more efficient portfolio than its benchmark, the Russell 1000® Value Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver returns over and above the Index over the long term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the portfolio.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Fund in an attempt to keep the portfolio more efficient than the Index, without increasing relative risk. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

However, periods of underperformance such as the one we just experienced are inevitable and should be expected from time to time. From our perspective, the key is to keep these periods of underperformance both short in duration and mild in scope. The extent to which we are successful on that score will ultimately govern the longer-term success of the Fund.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the Russell 1000® Value Index over the long term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Fund may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year time period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Adviser INTECH Risk-Managed Value Fund.

Janus Adviser Series January 31, 2007 89

Janus Adviser INTECH Risk-Managed Value Fund (unaudited)

Janus Adviser INTECH Risk-Managed Value Fund At a Glance

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2007

Exxon Mobil Corp. Oil Companies - Integrated	3.7%
AT&T, Inc. Telephone - Integrated	2.9%
General Electric Co. Diversified Operations	2.8%
Pfizer, Inc. Medical - Drugs	2.5%
Bank of America Corp. Super-Regional Banks	2.4%
14.3%

Asset Allocation – (% of Net Assets)

As of January 31, 2007

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2007	As of July 31, 2006

90 Janus Adviser Series January 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2007

	Fiscal Year-to-Date	One Year		Since Inception*
Janus Adviser INTECH Risk-Managed Value Fund - A Shares
NAV	12.71%	15.76%		18.18%
MOP	6.22%	9.12%		11.92%
Janus Adviser INTECH Risk-Managed Value Fund - C Shares
NAV	12.23%	14.83%		17.31%
CDSC	11.12%	13.69%
Janus Adviser INTECH Risk-Managed Value Fund - I Shares	12.82%	15.97%		18.49%
Janus Adviser INTECH Risk-Managed Value Fund - R Shares	12.48%	15.20%		17.66%
Janus Adviser INTECH Risk-Managed Value Fund - S Shares	12.53%	15.46%		17.90%
Russell 1000® Value Index	13.43%	19.18%		21.70%
Lipper Quartile - S Shares	–	3	rd	3	rd
Lipper Ranking - S Shares based on total returns for Multi-Cap Value Funds	–	228/435		218/434

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

This Fund is designed for long-term investors who can accept the special risks associated with value investing.

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Effective February 28, 2006, Janus Adviser Risk-Managed Value Fund was renamed Janus Adviser INTECH Risk-Managed Value Fund.

The Fund's Class A Shares, Class C Shares, Class I, Class R Shares and Class S Shares commenced operations on December 30, 2005. The performance shown for Class A Shares, Class C Shares, Class I, Class R Shares and Class S Shares reflect the performance of the Fund's respective class from December 30, 2005 to January 31, 2007 without the effect of any fee and expense limitations or waivers.

Due to certain investment strategies, the Fund may have an increased position in cash.

*The Fund's inception date - December 30, 2005

Janus Adviser Series January 31, 2007 91

Janus Adviser INTECH Risk-Managed
Value Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,127.10	$4.56
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33
Expense Example - C Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,122.30	$8.56
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13
Expense Example - I Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,128.20	$3.22
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06
Expense Example - R Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,124.80	$7.23
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87
Expense Example - S Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,125.30	$5.89
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60

*Expenses are equal to the annualized expense ratio of 0.85% for A Shares, 1.60% for C Shares, 0.60% for I Shares, 1.35% for R Shares and 1.10% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for three months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

INTECH is a subsidiary of Janus Capital Group Inc.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of front-end loads.

92 Janus Adviser Series January 31, 2007

Janus Adviser INTECH Risk-Managed Value Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Common Stock - 86.2%
Aerospace and Defense - 1.0%
100	Armor Holdings, Inc.*	$6,050
1,600	General Dynamics Corp.	125,040
900	Northrop Grumman Corp.	63,846
2,400	Raytheon Co.	124,560
		319,496
Aerospace and Defense - Equipment - 0.1%
500	United Technologies Corp.	34,010
Agricultural Chemicals - 0.1%
2,000	Mosaic Co.*	39,840
Agricultural Operations - 0.7%
7,100	Archer-Daniels-Midland Co.	227,200
Airlines - 0.1%
600	AMR Corp.*	22,230
300	Southwest Airlines Co.	4,530
200	UAL Corp.*	8,640
		35,400
Apparel Manufacturers - 0.7%
1,300	Jones Apparel Group, Inc.	44,408
200	Liz Claiborne, Inc.	8,880
2,100	V. F. Corp.	159,327
		212,615
Appliances - 0%
100	Whirlpool Corp.	9,143
Automotive - Cars and Light Trucks - 0.3%
2,500	General Motors Corp.	82,100
Automotive - Medium and Heavy Duty Trucks - 0.1%
700	PACCAR, Inc.	46,809
Automotive - Truck Parts and Equipment - Original - 0.8%
2,000	Autoliv, Inc.	120,680
1,600	Johnson Controls, Inc.	147,936
		268,616
Batteries and Battery Systems - 0.1%
300	Energizer Holdings, Inc.*	25,569
Beverages - Non-Alcoholic - 0.6%
1,900	Coca-Cola Co.	90,972
2,400	Coca-Cola Enterprises, Inc.	49,248
1,800	Pepsi Bottling Group, Inc.	56,934
		197,154
Beverages - Wine and Spirits - 0%
200	Constellation Brands, Inc. - Class A*	4,948
Brewery - 0.3%
1,200	Anheuser-Busch Companies, Inc.	61,164
400	Molson Coors Brewing Co. - Class B	32,320
		93,484
Broadcast Services and Programming - 1.1%
200	Clear Channel Communications, Inc.	7,264
2,000	Liberty Global, Inc. - Class A*	60,120
1,700	Liberty Media Holding Corp.	41,429
2,200	Liberty Media Holding Corp. - Class A*	225,060
		333,873
Cable Television - 1.0%
3,300	Cablevision Systems New York Group - Class A	99,957
4,600	Comcast Corp. - Class A*	203,872
		303,829

Shares or Principal Amount		Value
Casino Hotels - 0%
100	Harrah's Entertainment, Inc.	$8,448
Cellular Telecommunications - 0.2%
800	Leap Wireless International, Inc.*	52,552
Chemicals - Diversified - 0.3%
200	Celanese Corp. - Class A	5,250
700	E.I. du Pont de Nemours and Co.	34,692
400	FMC Corp.	31,140
200	Rohm & Haas Co.	10,412
		81,494
Chemicals - Specialty - 0.6%
1,100	Albemarle Corp.	85,778
300	Ashland, Inc.	20,865
100	Cabot Corp.	4,474
400	Cytec Industries, Inc.	23,288
100	Eastman Chemical Co.	5,856
900	Sigma-Aldrich Corp.	34,155
		174,416
Coatings and Paint Products - 0.1%
600	Sherwin-Williams Co.	41,460
200	Valspar Corp.	5,636
		47,096
Commercial Banks - 1.9%
400	BancorpSouth, Inc.	10,132
1,700	BB&T Corp.	71,842
900	Colonial BancGroup, Inc.	22,086
140	Commerce Bancshares, Inc.	6,877
1,500	Compass Bancshares, Inc.	91,350
100	Cullen/Frost Bankers, Inc.	5,353
100	First Horizon National Corp.	4,360
800	M&T Bank Corp.	97,048
200	Mercantile Bankshares Corp.	9,422
2,597	Regions Financial Corp.	94,167
3,110	Valley National Bancorp	79,647
1,600	Whitney Holding Corp.	50,624
700	Zions Bancorporation	59,374
		602,282
Commercial Services - 0.4%
4,000	Convergys Corp.*	104,160
500	Quanta Services, Inc.*	10,285
		114,445
Computer Services - 0%
100	Computer Sciences Corp.*	5,246
200	Electronic Data Systems Corp.	5,262
		10,508
Computers - 0.7%
4,800	Hewlett-Packard Co.	207,744
200	IBM Corp.	19,830
		227,574
Computers - Integrated Systems - 0.2%
400	Diebold, Inc.	18,540
700	NCR Corp.*	33,173
		51,713
Computers - Peripheral Equipment - 0.2%
800	Lexmark International Group, Inc. - Class A*	50,424

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 93

Janus Adviser INTECH Risk-Managed Value Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Consumer Products - Miscellaneous - 0.4%
900	Clorox Co.	$58,878
500	Jarden Corp.*	18,335
900	Kimberly-Clark Corp.	62,460
		139,673
Containers - Paper and Plastic - 0.6%
3,000	Bemis Company, Inc.	101,730
2,400	Sonoco Products Co.	92,400
		194,130
Cosmetics and Toiletries - 2.4%
1,400	Alberto-Culver Co.	32,018
1,600	Colgate-Palmolive Co.	109,280
900	International Flavors & Fragrances, Inc.	43,632
9,100	Procter & Gamble Co.	590,317
		775,247
Data Processing and Management - 0%
259	Fidelity National Information Services, Inc.	11,013
Distribution/Wholesale - 0.1%
600	Genuine Parts Co.	28,512
100	Ingram Micro, Inc. - Class A*	1,951
100	Tech Data Corp.*	3,714
		34,177
Diversified Financial Services - 0.5%
2,100	Morgan Stanley Co.	173,859
Diversified Operations - 3.6%
100	Brink's Co.	6,215
100	Carlisle Companies, Inc.	8,144
400	Crane Co.	15,532
200	Dover Corp.	9,920
300	Eaton Corp.	23,505
24,500	General Electric Co.	883,225
100	Honeywell International, Inc.	4,569
200	Leggett & Platt, Inc.	4,848
2,700	Leucadia National Corp.	73,872
300	Parker Hannifin Corp.	24,828
600	PPG Industries, Inc.	39,774
600	SPX Corp.	42,114
100	Textron, Inc.	9,317
		1,145,863
E-Commerce/Services - 0%
200	IAC/InterActiveCorp*	7,680
Electric - Integrated - 4.0%
3,200	Alliant Energy Corp.	116,320
2,300	CenterPoint Energy, Inc.	39,698
100	Constellation Energy Group, Inc.	7,255
300	Dominion Resources, Inc.	24,888
300	DPL, Inc.	8,604
824	Duke Energy Corp.	16,225
700	Entergy Corp.	64,995
2,200	Exelon Corp.	131,978
2,300	FirstEnergy Corp.	136,459
700	FPL Group, Inc.	39,655
900	Great Plains Energy, Inc.	28,197
1,300	MDU Resources Group, Inc.	33,605
3,800	Northeast Utilities Co.	105,070
1,600	NSTAR	53,440
2,800	OGE Energy Corp.	108,416
400	Pepco Holdings, Inc.	10,232

Shares or Principal Amount		Value
Electric - Integrated - (continued)
2,700	PG&E Corp.	$126,036
600	Pinnacle West Capital Corp.	29,274
500	PPL Corp.	17,800
1,300	Public Service Enterprise Group, Inc.	87,139
800	Puget Energy, Inc.	19,648
400	Sierra Pacific Resources*	6,808
100	Southern Co.	3,653
2,700	Xcel Energy, Inc.	62,991
		1,278,386
Electric Products - Miscellaneous - 0.1%
500	Emerson Electric Co.	22,485
Electronic Design Automation - 0.1%
600	Synopsys, Inc.*	15,960
Engines - Internal Combustion - 0.1%
200	Cummins, Inc.	26,912
Fiduciary Banks - 0.4%
1,500	Bank of New York Company, Inc.	60,015
500	Mellon Financial Corp.	21,370
100	State Street Corp.	7,105
900	Wilmington Trust Corp.	37,737
		126,227
Finance - Credit Card - 0%
117	Capital One Financial Corp.	9,407
Finance - Investment Bankers/Brokers - 6.4%
1,400	A.G. Edwards, Inc.	92,694
800	Bear Stearns Companies, Inc.	131,880
12,700	Citigroup, Inc.	700,150
1,300	Goldman Sachs Group, Inc.	275,808
1,000	Jefferies Group, Inc.	29,460
9,100	JP Morgan Chase & Co.	463,463
1,800	Lehman Brothers Holdings, Inc.	148,032
1,900	Merrill Lynch & Company, Inc.	177,764
750	Raymond James Financial, Inc.	23,940
		2,043,191
Finance - Mortgage Loan Banker - 0.4%
300	Countrywide Financial Corp.	13,044
1,600	Fannie Mae	90,448
300	IndyMac Bancorp, Inc.	11,667
		115,159
Finance - Other Services - 0.1%
300	NYSE Group, Inc.*	29,994
Financial Guarantee Insurance - 0.5%
1,100	Ambac Financial Group, Inc.	96,910
700	PMI Group, Inc.	33,474
600	Radian Group, Inc.	36,132
		166,516
Food - Canned - 0.1%
1,900	Del Monte Foods Co.	21,774
Food - Confectionary - 0.1%
900	J.M. Smucker Co.	42,741
Food - Dairy Products - 0.1%
600	Dean Foods Co.*	26,550
Food - Diversified - 2.4%
3,100	Campbell Soup Co.	119,288
4,100	ConAgra Foods, Inc.	105,411
2,400	Corn Products International, Inc.	82,200

See Notes to Schedules of Investments and Financial Statements.
94 Janus Adviser Series January 31, 2007

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Food - Diversified - (continued)
2,000	General Mills, Inc.	$114,480
3,700	H.J. Heinz Co.	174,344
1,300	Kellogg Co.	64,051
1,800	Kraft Foods, Inc. - Class A	62,856
800	McCormick & Company, Inc.	31,232
		753,862
Food - Meat Products - 0.2%
1,700	Hormel Foods Corp.	64,430
300	Tyson Foods, Inc. - Class A	5,325
		69,755
Food - Retail - 0.8%
4,500	Kroger Co.	115,200
4,200	Safeway, Inc.	151,326
		266,526
Food - Wholesale/Distribution - 0%
73	Supervalu, Inc.	2,773
Gas - Distribution - 1.1%
100	AGL Resources, Inc.	3,930
1,500	Atmos Energy Corp.	46,860
500	Energen Corp.	23,140
3,100	KeySpan Corp.	126,480
1,500	NiSource, Inc.	35,700
700	Sempra Energy Co.	40,166
2,700	UGI Corp.	74,007
		350,283
Health Care Cost Containment - 0.1%
600	McKesson Corp.	33,450
Home Decoration Products - 0.3%
3,000	Newell Rubbermaid, Inc.	88,620
Hospital Beds and Equipment - 0.2%
1,000	Hillenbrand Industries, Inc.	57,010
Human Resources - 0.1%
400	Manpower, Inc.	29,172
Independent Power Producer - 0.6%
1,100	Mirant Corp.*	37,598
1,400	NRG Energy, Inc.*	83,902
5,100	Reliant Energy, Inc.*	75,888
		197,388
Industrial Gases - 0.1%
300	Air Products and Chemicals, Inc.	22,398
Instruments - Controls - 0.5%
3,600	Thermo Electron Corp.*	172,260
Instruments - Scientific - 0.1%
1,200	Applera Corp. - Applied Biosystems Group	41,712
Insurance Brokers - 0.4%
2,800	Aon Corp.	100,408
100	Erie Indemnity Co. - Class A	5,527
1,000	Marsh & McLennan Companies, Inc.	29,500
		135,435
Internet Security - 0%
600	Symantec Corp.*	10,626
Investment Companies - 0.4%
2,500	Allied Capital Corp.	72,150
1,100	American Capital Strategies, Ltd.	53,515
		125,665

Shares or Principal Amount		Value
Investment Management and Advisory Services - 0.1%
500	Ameriprise Financial, Inc.	$29,480
Life and Health Insurance - 1.3%
600	Conseco, Inc.*	11,910
1,079	Lincoln National Corp.	72,444
1,300	Nationwide Financial Services, Inc. - Class A	71,045
1,500	Principal Financial Group, Inc.	92,415
100	Protective Life Corp.	4,893
700	Prudential Financial, Inc.	62,391
700	Reinsurance Group of America, Inc.	40,705
800	Torchmark Corp.	51,992
		407,795
Machinery - Construction and Mining - 0.3%
1,600	Terex Corp.*	91,024
Machinery - Farm - 0.5%
2,300	AGCO Corp.*	78,131
900	Deere & Co.	90,252
		168,383
Machinery - Pumps - 0%
100	Flowserve Corp.*	5,307
Medical - Drugs - 4.2%
800	Abbott Laboratories	42,400
2,600	Bristol-Myers Squibb Co.	74,854
400	Eli Lilly and Co.	21,648
1,000	King Pharmaceuticals, Inc.*	17,860
7,300	Merck & Company, Inc.	326,675
30,000	Pfizer, Inc.	787,200
1,200	Wyeth	59,292
		1,329,929
Medical - HMO - 0.1%
300	WellPoint, Inc.*	23,514
Medical - Hospitals - 0.1%
800	Universal Health Services, Inc. - Class B	46,344
Medical - Wholesale Drug Distributors - 0.3%
1,700	AmerisourceBergen Corp.	89,046
Medical Information Systems - 0.1%
900	IMS Health, Inc.	25,974
Medical Products - 0.3%
1,600	Johnson & Johnson	106,880
Metal - Aluminum - 0%
400	Alcoa, Inc.	12,920
Metal - Copper - 0.5%
1,200	Phelps Dodge Corp.	148,320
Multi-Line Insurance - 2.7%
700	Allstate Corp.	42,112
2,550	American Financial Group, Inc.	90,066
800	American International Group, Inc.	54,760
2,700	Assurant, Inc.	150,066
400	Cincinnati Financial Corp.	17,896
600	Genworth Financial, Inc. - Class A	20,940
100	Hartford Financial Services Group, Inc.	9,491
300	HCC Insurance Holdings, Inc.	9,369
8,400	Loews Corp.	365,064
1,000	MetLife, Inc.	62,120
1,625	Old Republic International Corp.	36,238
		858,122

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 95

Janus Adviser INTECH Risk-Managed Value Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Multimedia - 1.4%
10,100	News Corporation, Inc. - Class A	$234,825
1,800	Time Warner, Inc.	39,366
4,800	Walt Disney Co.	168,816
		443,007
Music - 0.1%
1,100	Warner Music Group Corp.	23,584
Non-Hazardous Waste Disposal - 0.4%
5,200	Allied Waste Industries, Inc.*	66,508
100	Republic Services, Inc.	4,325
1,600	Waste Management, Inc.	60,768
		131,601
Oil - Field Services - 0.1%
300	SEACOR Holdings, Inc.*	30,369
Oil Companies - Exploration and Production - 0%
200	Cabot Oil & Gas Corp.	12,972
Oil Companies - Integrated - 6.1%
5,000	Chevron Corp.	364,400
2,293	ConocoPhillips	152,278
15,800	Exxon Mobil Corp.	1,170,780
500	Hess Corp.	26,995
1,700	Marathon Oil Corp.	153,578
1,752	Occidental Petroleum Corp.	81,223
		1,949,254
Oil Refining and Marketing - 0.2%
1,500	Frontier Oil Corp.	42,615
600	Valero Energy Corp.	32,568
		75,183
Paper and Related Products - 0.1%
600	International Paper Co.	20,220
Pharmacy Services - 0.1%
200	Caremark Rx, Inc.	12,252
400	Medco Health Solutions, Inc.*	23,684
		35,936
Pipelines - 0.7%
1,400	National Fuel Gas Co.	56,966
3,300	ONEOK, Inc.	141,603
262	Spectra Energy Corp.	6,843
200	Williams Companies, Inc.	5,398
		210,810
Power Converters and Power Supply Equipment - 0.1%
1,400	American Power Conversion Corp.	43,036
Private Corrections - 0.1%
550	Corrections Corporation of America*	26,796
Property and Casualty Insurance - 1.2%
100	Alleghany Corp.*	35,851
1,100	Chubb Corp.	57,244
76	Fidelity National Title Group, Inc. - Class A	1,804
200	Markel Corp.*	97,020
200	Philadelphia Consolidated Holding Corp.*	9,012
400	SAFECO Corp.	25,604
2,100	St. Paul Travelers Companies, Inc.	106,785
950	W. R. Berkley Corp.	31,436
		364,756
Publishing - Newspapers - 0%
300	Tribune Co.	9,162

Shares or Principal Amount		Value
Publishing - Periodicals - 0.1%
617	Idearc, Inc.*	$20,003
REIT - Apartments - 2.2%
1,400	Apartment Investment & Management Co.- Class A	87,682
1,300	Archstone-Smith Trust, Inc.	82,173
1,200	Avalonbay Communities, Inc.	178,032
1,400	BRE Properties, Inc. - Class A	97,174
1,200	Camden Property Trust, Inc.	94,080
2,000	Equity Residential Properties Trust	112,560
400	Essex Property Trust, Inc.	57,736
		709,437
REIT - Diversified - 0.7%
900	Duke Realty Corp.	39,708
1,200	iStar Financial, Inc.	60,180
900	Vornado Realty Trust	110,115
		210,003
REIT - Health Care - 0.2%
900	Health Care Property Investors, Inc.	37,125
700	Ventas, Inc.	32,375
		69,500
REIT - Hotels - 0.4%
100	Heath Care REIT, Inc.	4,681
300	Hospitality Properties Trust	14,640
3,867	Host Marriott Corp.	102,359
		121,680
REIT - Mortgages - 0.3%
4,700	Annaly Mortgage Management, Inc.	64,766
700	CapitalSource, Inc.	19,453
300	New Century Financial Corp.	9,081
		93,300
REIT - Office Property - 1.1%
1,000	Boston Properties, Inc.	126,090
200	Douglas Emmett, Inc.	5,472
2,400	Equity Office Properties Trust	133,320
1,700	HRPT Properties Trust	22,134
400	Mack-Cali Realty Corp.	22,256
166	SL Green Realty Corp.	24,332
		333,604
REIT - Regional Malls - 0.1%
100	Simon Property Group, Inc.	11,439
400	Taubman Centers, Inc.	23,308
		34,747
REIT - Shopping Centers - 0.4%
400	Developers Diversified Realty Corp.	26,848
300	Federal Realty Investment Trust	28,026
1,022	Kimco Realty Corp.	50,691
100	Regency Centers Corp.	8,710
		114,275
REIT - Storage - 0.1%
200	Public Storage, Inc.	21,752
REIT - Warehouse and Industrial - 0.2%
300	AMB Property Corp.	18,255
900	ProLogis	58,500
		76,755

See Notes to Schedules of Investments and Financial Statements.
96 Janus Adviser Series January 31, 2007

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Retail - Apparel and Shoe - 0.2%
200	AnnTaylor Stores Corp.*	$6,900
2,400	Foot Locker, Inc.	53,856
400	Gap, Inc.	7,668
		68,424
Retail - Discount - 0.5%
900	Costco Wholesale Corp.	50,562
2,000	Dollar Tree Stores, Inc.*	62,920
1,600	Family Dollar Stores, Inc.	51,840
		165,322
Retail - Drug Store - 0.1%
500	CVS Corp.	16,825
Retail - Hair Salons - 0%
500	Sally Beauty Holdings, Inc.	4,400
Retail - Major Department Stores - 0.5%
3,000	Saks, Inc.*	56,280
500	Sears Holdings Corp.*	88,325
		144,605
Retail - Office Supplies - 0.4%
2,300	OfficeMax, Inc.	111,067
Retail - Regional Department Stores - 0.3%
1,800	Dillard's, Inc. - Class A	61,812
500	Federated Department Stores, Inc.	20,745
		82,557
Retail - Restaurants - 0.5%
1,900	McDonald's Corp.	84,265
1,800	Wendy's International, Inc.	61,128
		145,393
Savings/Loan/Thrifts - 0.3%
200	Astoria Financial Corp.	5,918
2,400	Hudson City Bancorp, Inc.	33,048
1,000	New York Community Bancorp, Inc.	16,890
500	Sovereign Bancorp, Inc.	12,325
500	Washington Mutual, Inc.	22,295
		90,476
Semiconductor Components/Integrated Circuits - 0.1%
2,200	Integrated Device Technology, Inc.*	33,286
Semiconductor Equipment - 0.1%
600	Novellus Systems, Inc.*	18,498
Steel - Producers - 1.0%
2,600	Nucor Corp.	167,804
2,300	Steel Dynamics, Inc.	90,183
500	United States Steel Corp.	41,745
		299,732
Super-Regional Banks - 6.3%
14,700	Bank of America Corp.	772,926
1,600	KeyCorp	61,072
1,100	National City Corp.	41,635
1,700	PNC Bank Corp.	125,409
900	SunTrust Banks, Inc.	74,790
7,100	U.S. Bancorp	252,760
5,394	Wachovia Corp.	304,761
9,900	Wells Fargo & Co.	355,608
		1,988,961

Shares or Principal Amount		Value
Telecommunication Equipment - 0%
400	Avaya, Inc.*	$5,132
Telecommunication Services - 0%
25	Embarq Corp.	1,388
215	NTL, Inc.	5,859
		7,247
Telephone - Integrated - 4.9%
24,010	AT&T, Inc.	903,496
2,300	CenturyTel, Inc.	103,132
3,800	Citizens Communications Co.	55,708
1,400	Telephone and Data Systems, Inc.	78,330
9,644	Verizon Communications, Inc.	371,487
2,537	Windstream Corp.	37,751
		1,549,904
Television - 0.3%
700	CBS Corp. - Class B	21,819
1,700	Univision Communications, Inc. - Class A*	60,707
		82,526
Tobacco - 2.6%
2,700	Altria Group, Inc.	235,953
2,800	Loews Corp.- Carolina Group	191,912
4,300	Reynolds American, Inc.	277,350
2,200	UST, Inc.	126,368
		831,583
Tools - Hand Held - 0.2%
1,300	Snap-On, Inc.	62,673
Toys - 0.5%
1,400	Hasbro, Inc.	39,760
4,800	Mattel, Inc.	116,928
		156,688
Transportation - Marine - 0.1%
500	Overseas Shipholding Group, Inc.	31,065
Transportation - Railroad - 1.1%
3,800	CSX Corp.	139,802
600	Norfolk Southern Corp.	29,790
1,900	Union Pacific Corp.	191,900
		361,492
Transportation - Services - 0.3%
100	Laidlaw International, Inc.	2,971
1,700	Ryder System, Inc.	92,718
		95,689
Travel Services - 0.1%
800	Sabre Group Holdings, Inc.	25,848
Wireless Equipment - 0%
300	Crown Castle International Corp.*	10,548
Total Common Stock (cost $24,127,753)		27,333,638
Money Markets - 2.5%
617,853	Janus Institutional Cash Reserves Fund, 5.30%	617,853
161,000	Janus Money Market Fund, 5.25%	161,000
Total Money Markets (cost $778,853)		778,853
Total Investments (total cost $24,906,606) – 88.7%		28,112,491
Cash, Receivables and Other Assets, net of Liabilities – 11.3%		3,587,470
Net Assets – 100%		$31,699,961

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 97

Janus Adviser INTECH Risk-Managed Value Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
United States††	$28,112,491	100.0%
Total	$28,112,491	100.0%

†† Includes Short-Term Securities (97.2% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.
98 Janus Adviser Series January 31, 2007

Janus Adviser Mid Cap Value
Fund (unaudited)

Managed by Perkins, Wolf, McDonnell and Company, LLC

Fund Snapshot

This fund seeks to uncover fundamentally strong mid-sized companies with a catalyst for growth not yet recognized by the market.

Performance Overview

Despite renewed and worsening violence in the Middle East, a looming housing slump and investor wariness, the stock market rebounded in the third quarter of 2006, stimulated by retreating energy prices and the Federal Reserve's pause in its interest-rate hike campaign. The markets ended 2006 on a positive note, amid predictions of an economic slowdown in 2007.

During the six months ended January 31, 2007, Janus Adviser Mid Cap Value Fund's Class S Shares returned 14.17%, trailing the Fund's benchmark, the Russell Midcap® Value Index, which rose 16.45%. In the same period the S&P MidCap 400 Index was up 12.90% and the S&P 500® Index advanced 13.75%.

Sector and Related Holdings Performance

Overall our stock selection among the various sectors was positive, but our group weightings as well as our cash position penalized us. In terms of sector weightings, our overweighting in energy hindered performance for the first time in several years. We have always recognized that energy prices will be volatile in the short run, and we continue to believe that the secular trend in prices is upward. Our investments are predominantly in exploration and production companies that have strong asset bases, and we believe that they will also trend upward. Our underweight position in the real estate sector also hindered returns. However, our overweight position in the diversified financials and healthcare sectors aided performance.

Holdings that Detracted During the Period

During the six-month period ended January 31, 2007, our weakest holding was Foot Locker, a leading global retailer of athletic shoes and apparel. Foot Locker declined as earnings were a disappointment and a rumored buy-out of the firm did not materialize.

Upon sector weakness earlier in 2006, we had added to a number of existing energy holdings, such as Newfield Exploration, which we believed was trading at a discount to its intrinsic value based on conservative mid-cycle commodity prices. However, general price volatility in the energy sector, as well as warmer temperatures in the United States in the last quarter of 2006, combined to pressure energy companies, and some of our sector holdings, including Newfield Exploration, disappointed during the period.

Standouts During the Period

Over the life of the Fund we have stayed within our charter, yet exercised the flexibility allowed by it to pursue value wherever we find it in a broad range of market caps. Our experience has been that our investment criteria and process have added value with both larger-caps and smaller-caps. The performance of our larger-cap stocks such as AllianceBernstein, currently our largest holding and our best performer over the most recent six-month period, has been above average and indicative of the applicability of our approach in this area. Alliance is particularly attractive as it has typically distributed to its shareholders a large percentage of its earnings and at the end of the period had a trailing 12-month dividend yield in excess of 4%. It has a broad array of high-quality equity and fixed-income money management services, and we believe the company is well positioned for growth in the U.S. and internationally.

Mercantile Bankshares, a mid-Atlantic bank that we feel is high-quality, was another significant contributor to performance during the period. The company's stock rose nearly 30% during the fourth quarter of 2006, boosted by a buyout offer from PNC Financial Services Group. This buyout was at a price over 25% above our cost, which gave a healthy boost to our returns.

As has been the case each year, with the exception of 2002, takeover activity was a significant contributor to our results. In the fourth quarter of 2006, announced mergers and acquisitions included Biomet, Abbott Laboratories' purchase of Kos Pharmaceuticals, the Bank of New York and Mellon Bank's merger and Clear Channel Communications' buyout by private equity investors. Earlier in the year we purchased some of the companies involved in recent deals after their prices had declined because of near-term earnings disappointments. This provides an example of our contrarian philosophy of buying strong long-term franchises at a time when investor expectations appear to be low and more focused on short-term reports rather than a firm's intrinsic value. We expect merger and acquisition activity to be a continuing benefit to the Fund.

Janus Adviser Series January 31, 2007 99

Janus Adviser Mid Cap Value Fund (unaudited)

Looking Forward

Our market outlook continues to be relatively neutral. Valuations, especially for larger-cap companies, have fallen to more normal levels as earnings continue to be strong, in our opinion. However, that earnings momentum is subsiding and it is unclear where interest rates and the economy are headed. The yield curve is inverted, housing is in a steep decline and the effect on the consumer is uncertain. Liquidity is high, but investors' complacency is susceptible to negative surprises. The market has gone an unusually long time without a 10% correction. Thus, we believe the market's risk/reward relationship is generally in balance but we are sensitive to potential weaknesses.

Regardless of the macro economy, we believe that we are well positioned for longer-term trends in the markets. For several quarters we have been adding to quality, larger-cap stocks that have underperformed in recent years, making them relatively attractive. Our style has always accommodated out-of-favor growth stocks that are trading at historically low valuations. And in almost every year, we have benefited from merger and acquisition activity, which we expect to remain at a high level for the foreseeable future. These factors have been integral to the Fund's performance even in markets favoring growth, and we believe this should continue to serve us well.

Thank you for your continued investment in Janus Adviser Mid Cap Value Fund.

Janus Adviser Mid Cap Value Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
AllianceBernstein Holding L.P.	1.09%
Kos Pharmaceuticals, Inc.	0.49%
Mercantile Bankshares Corp.	0.41%
Hilton Hotels Corp.	0.36%
Legg Mason, Inc.	0.33%

5 Largest Detractors from Performance – Holdings

Contribution
Foot Locker, Inc.	(0.13)%
Precision Drilling Trust (U.S. Shares)	(0.12)%
OmniVision Technologies, Inc.	(0.11)%
BJ Services Co.	(0.11)%
Newfield Exploration Co.	(0.10)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell Midcap® Value Index Weighting
Materials	2.09%	8.54%	6.44%
Diversified Financials	1.98%	6.56%	3.50%
Real Estate	1.36%	7.17%	12.29%
Pharmaceuticals & Biotechnology	1.29%	5.23%	1.31%
Technology Hardware & Equipment	1.17%	5.75%	3.23%

5 Lowest Contributors to Performance – Sectors

	Fund Weighting Fund Contribution	Russell Midcap® (% of Net Assets)	Value Index Weighting
Other*	0.01%	0.00%	0.00%
Energy	0.02%	11.61%	4.60%
Semiconductors & Semiconductor	0.09%	1.20%	1.47%
Utilities	0.11%	2.57%	15.27%
Household & Personal Products	0.11%	0.97%	0.70%

*Industry not classified by Global Industry Classification Standard.

100 Janus Adviser Series January 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2007

AllianceBernstein Holding L.P. Investment Management and Advisory Services	2.5%
Old Republic International Corp. Multi-Line Insurance	1.4%
Diebold, Inc. Computers - Integrated Systems	1.3%
Berkshire Hathaway, Inc. - Class B Reinsurance	1.3%
Kinder Morgan Energy Partners L.P. Pipelines	1.3%
7.8%

Asset Allocation – (% of Net Assets)

As of January 31, 2007

Emerging markets comprised 0.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2007	As of July 31, 2006

Janus Adviser Series January 31, 2007 101

Janus Adviser Mid Cap Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2007

	Fiscal Year-to-Date	One Year		Since Inception*
Janus Adviser Mid Cap Value Fund - A Shares
NAV	14.26%	14.33%		19.72%
MOP	7.76%	7.76%		18.09%
Janus Adviser Mid Cap Value Fund - C Shares
NAV	13.88%	13.46%		19.24%
CDSC	12.76%	12.35%
Janus Adviser Mid Cap Value Fund - I Shares	14.45%	14.59%		19.72%
Janus Adviser Mid Cap Value Fund - R Shares	14.01%	13.81%		19.26%
Janus Adviser Mid Cap Value Fund - S Shares	14.17%	14.03%		19.72%
Russell Midcap® Value Index	16.45%	18.77%		23.70%
Lipper Quartile - S Shares	–	2	nd	3	rd
Lipper Ranking - S Shares based on total returns for Mid-Cap Value Funds	–	135/298		117/204

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For S Shares and R Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on December 31, 2002. All performance shown has been restated based on Class A Shares' estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on December 31, 2002. All performance shown has been restated based on Class I Shares' estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on December 31, 2002. All performance shown has been restated based on Class R Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Class S Shares (formerly Class I Shares) commenced operations on December 31, 2002. The performance shown reflects the fees and expenses of Class S Shares without the effect of any fee and expense limitations or waivers.

Class C Shares commenced operations on December 31, 2002. The performance shown reflects the performance of the Fund's Class C Shares from December 31, 2002 to December 31, 2004.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

This Fund is designed for long-term investors who can accept the special risks associated with value investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

*The Fund's inception date - December 31, 2002

102 Janus Adviser Series January 31, 2007

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,142.61	$5.35
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04
Expense Example - C Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,138.81	$9.38
Hypothetical (5% return before expenses)	$1,000.00	$1,016.43	$8.84
Expense Example - I Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,144.50	$3.88
Hypothetical (5% return before expenses)	$1,000.00	$1,021.59	$3.66
Expense Example - R Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,140.13	$7.91
Hypothetical (5% return before expenses)	$1,000.00	$1,017.82	$7.46
Expense Example - S Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,141.70	$6.55
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$6.17

*Expenses are equal to the annualized expense ratio of 0.99% for A Shares, 1.74% for C Shares, 0.72% for I Shares, 1.47% for R Shares and 1.21% for the S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Adviser Series January 31, 2007 103

Janus Adviser Mid Cap Value Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Common Stock - 92.7%
Agricultural Chemicals - 1.1%
84,600	Agrium, Inc. (U.S. Shares)	$2,933,928
113,100	Mosaic Co.*,#	2,252,952
		5,186,880
Airlines - 1.3%
400,000	Southwest Airlines Co.	6,040,000
Apparel Manufacturers - 0.3%
28,800	Liz Claiborne, Inc.#	1,278,720
Automotive - Truck Parts and Equipment - Original - 0.4%
25,300	Magna International, Inc. - Class A (U.S. Shares)	1,976,436
Beverages - Non-Alcoholic - 0.6%
47,400	PepsiCo, Inc.	3,092,376
Beverages - Wine and Spirits - 0.4%
70,000	Constellation Brands, Inc. - Class A*	1,731,800
Brewery - 0.8%
48,600	Molson Coors Brewing Co. - Class B	3,926,880
Broadcast Services and Programming - 0.3%
38,400	Clear Channel Communications, Inc.	1,394,688
Building - Residential and Commercial - 0.8%
80,400	D.R. Horton, Inc.	2,336,424
41,200	Toll Brothers, Inc.*	1,393,796
		3,730,220
Chemicals - Diversified - 1.0%
35,600	E.I. du Pont de Nemours and Co.	1,764,336
157,400	Huntsman Corp.*	3,291,234
		5,055,570
Chemicals - Specialty - 1.4%
308,800	Chemtura Corp.#	3,557,376
66,100	Lubrizol Corp.	3,405,472
		6,962,848
Coal - 0.4%
58,200	Arch Coal, Inc.#	1,729,704
Commercial Banks - 5.4%
118,700	Bank of Hawaii Corp.	6,213,945
250,000	Colonial BancGroup, Inc.	6,135,000
114,300	Mercantile Bankshares Corp.	5,384,673
170,000	Synovus Financial Corp.	5,428,100
140,200	Valley National Bancorp#	3,590,522
		26,752,240
Computers - Integrated Systems - 1.3%
135,000	Diebold, Inc.#	6,257,250
Consumer Products - Miscellaneous - 0.5%
33,400	Kimberly-Clark Corp.	2,317,960
Containers - Metal and Glass - 0.9%
90,000	Ball Corp.	4,168,800
Cosmetics and Toiletries - 1.2%
57,800	International Flavors & Fragrances, Inc.	2,802,144
47,500	Procter & Gamble Co.	3,081,325
		5,883,469
Data Processing and Management - 1.2%
120,200	First Data Corp.	2,988,172
49,700	Fiserv, Inc.*	2,612,729
		5,600,901

Shares or Principal Amount		Value
Diagnostic Equipment - 0.4%
65,000	Cytyc Corp.*	$1,879,800
Distribution/Wholesale - 2.0%
59,100	Genuine Parts Co.	2,808,432
100,000	Tech Data Corp.*	3,714,000
39,200	W.W. Grainger, Inc.	3,043,880
		9,566,312
Diversified Operations - 1.9%
94,700	General Electric Co.	3,413,935
56,700	Illinois Tool Works, Inc.	2,891,133
95,700	Tyco International, Ltd. (U.S. Shares)	3,050,916
		9,355,984
Electric - Integrated - 1.6%
155,600	DPL, Inc.#	4,462,608
85,000	PPL Corp.	3,026,000
		7,488,608
Electronic Components - Miscellaneous - 0.8%
300,000	Vishay Intertechnology, Inc.*	3,942,000
Electronic Components - Semiconductors - 1.4%
251,300	OmniVision Technologies, Inc.*,#	2,900,002
110,000	QLogic Corp.*	2,013,000
75,700	Xilinx, Inc.	1,839,510
		6,752,512
Engineering - Research and Development Services - 1.2%
135,000	URS Corp.*	5,800,950
Engines - Internal Combustion - 0.5%
79,400	Briggs & Stratton Corp.#	2,353,416
Enterprise Software/Services - 0.6%
66,500	Hyperion Solutions Corp.*	2,807,630
E-Services/Consulting - 0.5%
110,000	Websense, Inc.*	2,381,500
Fiduciary Banks - 0.6%
50,200	Mellon Financial Corp.	2,145,548
14,500	Wilmington Trust Corp.	607,985
		2,753,533
Food - Confectionary - 1.1%
46,900	Hershey Foods Corp.#	2,393,776
60,200	J.M. Smucker Co.	2,858,898
		5,252,674
Food - Diversified - 0.2%
22,200	H.J. Heinz Co.	1,046,064
Gas - Distribution - 0.8%
135,000	Southern Union Co.#	3,754,350
Gold Mining - 0.6%
60,000	Newmont Mining Corp.	2,706,000
Hotels and Motels - 1.1%
95,400	Hilton Hotels Corp.	3,376,206
32,200	Starwood Hotels & Resorts Worldwide, Inc.	2,015,076
		5,391,282
Instruments - Controls - 0.7%
69,200	Thermo Electron Corp.*	3,311,220
Instruments - Scientific - 0.9%
180,000	PerkinElmer, Inc.	4,296,600

See Notes to Schedules of Investments and Financial Statements.
104 Janus Adviser Series January 31, 2007

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Internet Infrastructure Equipment - 0.8%
110,700	Avocent Corp.*	$3,823,578
Internet Security - 0.3%
58,300	Check Point Software Technologies, Ltd. (U.S. Shares)*	1,391,038
Investment Management and Advisory Services - 4.6%
135,700	AllianceBernstein Holding L.P.#	12,225,213
40,300	Federated Investors, Inc. - Class B	1,422,993
57,000	Legg Mason, Inc.	5,976,450
102,900	Waddell & Reed Financial, Inc. - Class A	2,641,443
		22,266,099
Life and Health Insurance - 1.5%
67,500	AFLAC, Inc.	3,213,675
85,000	Protective Life Corp.	4,159,050
		7,372,725
Machinery - Farm - 0.9%
41,700	Deere & Co.	4,181,676
Medical - Biomedical and Genetic - 1.5%
45,300	Charles River Laboratories International, Inc.*	2,038,500
85,000	Invitrogen Corp.*,#	5,204,550
		7,243,050
Medical - Drugs - 1.2%
17,600	Eli Lilly and Co.	952,512
110,000	Endo Pharmaceuticals Holdings, Inc.*	3,379,200
28,400	Wyeth	1,403,244
		5,734,956
Medical - Generic Drugs - 0.4%
111,100	Perrigo Co.	1,919,808
Medical - HMO - 0.8%
27,500	Coventry Health Care, Inc.*	1,417,625
55,000	Health Net, Inc.*	2,679,050
		4,096,675
Medical - Hospitals - 0.5%
116,700	Health Management Associates, Inc. - Class A	2,269,815
Medical Instruments - 1.1%
29,600	Beckman Coulter, Inc.	1,909,792
75,000	St. Jude Medical, Inc.*	3,207,000
		5,116,792
Medical Labs and Testing Services - 0.4%
28,600	Laboratory Corporation of America Holdings*	2,100,384
Medical Products - 0.7%
51,700	Biomet, Inc.	2,190,012
29,400	Cooper Companies, Inc.	1,402,380
		3,592,392
Metal - Aluminum - 0.3%
45,000	Alcoa, Inc.	1,453,500
Multi-Line Insurance - 1.4%
300,000	Old Republic International Corp.	6,690,000
Multimedia - 0.3%
20,200	McGraw-Hill Companies, Inc.	1,355,016
Networking Products - 0.5%
78,800	Foundry Networks, Inc.*	1,140,236
80,700	Juniper Networks, Inc.*	1,462,284
		2,602,520

Shares or Principal Amount		Value
Non-Hazardous Waste Disposal - 1.5%
95,000	Republic Services, Inc.	$4,108,750
85,000	Waste Management, Inc.	3,228,300
		7,337,050
Office Automation and Equipment - 1.3%
84,400	Pitney Bowes, Inc.	4,040,228
138,000	Xerox Corp.*	2,373,600
		6,413,828
Oil - Field Services - 1.1%
195,000	BJ Services Co.	5,393,700
Oil and Gas Drilling - 0.7%
110,000	Nabors Industries, Ltd.*	3,330,800
Oil Companies - Exploration and Production - 7.0%
125,000	Anadarko Petroleum Corp.	5,468,751
113,500	Bill Barrett Corp.*	3,507,150
31,100	Devon Energy Corp.	2,179,799
91,400	Encore Acquisition Co.*	2,371,830
146,600	Forest Oil Corp.*	4,679,472
24,000	Murphy Oil Corp.#	1,193,040
106,600	Newfield Exploration Co.*	4,563,546
65,000	Noble Energy, Inc.	3,471,650
80,000	Southwestern Energy Co.*	3,076,800
102,300	St. Mary Land & Exploration Co.#	3,681,777
		34,193,815
Oil Companies - Integrated - 0.6%
28,200	Hess Corp.	1,522,518
17,800	Marathon Oil Corp.	1,608,052
		3,130,570
Oil Field Machinery and Equipment - 0.5%
60,000	Grant Prideco, Inc.*	2,350,800
Paper and Related Products - 2.9%
73,500	Potlatch Corp.#	3,469,935
75,000	Rayonier, Inc.	3,240,000
192,600	Smurfit-Stone Container Corp.*	2,080,080
99,800	Temple-Inland, Inc.	4,984,012
		13,774,027
Pharmacy Services - 1.0%
120,000	Omnicare, Inc.#	4,822,800
Pipelines - 2.2%
32,800	Energy Transfer Partners L.P.	1,731,512
123,600	Kinder Morgan Energy Partners L.P.#	6,230,676
50,000	Plains All American Pipeline L.P.	2,692,500
		10,654,688
Property and Casualty Insurance - 1.3%
50,000	Mercury General Corp.	2,608,000
160,000	Progressive Corp.	3,710,400
		6,318,400
Reinsurance - 2.3%
1,700	Berkshire Hathaway, Inc. - Class B*,#	6,234,495
50,900	Everest Re Group, Ltd.	4,764,240
		10,998,735
REIT - Apartments - 1.2%
36,200	Archstone-Smith Trust, Inc.	2,288,202
60,000	Equity Residential Properties Trust	3,376,800
		5,665,002

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 105

Janus Adviser Mid Cap Value Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
REIT - Diversified - 0.7%
84,600	Crescent Real Estate Equities, Inc.	$1,697,076
35,000	Liberty Property Trust	1,810,900
		3,507,976
REIT - Office Property - 0.5%
49,489	Douglas Emmett, Inc.	1,354,019
20,200	Mack-Cali Realty Corp.	1,123,928
		2,477,947
REIT - Regional Malls - 0.4%
21,100	Macerich Co.	2,015,683
REIT - Shopping Centers - 0.6%
60,900	Weingarten Realty Investors#	3,015,159
REIT - Warehouse and Industrial - 0.8%
57,700	ProLogis	3,750,500
Retail - Apparel and Shoe - 1.7%
125,000	Chico's FAS, Inc.*,#	2,610,000
143,100	Foot Locker, Inc.	3,211,164
92,000	Urban Outfitters, Inc.*,#	2,244,800
		8,065,964
Retail - Auto Parts - 0.8%
60,400	Advance Auto Parts, Inc.	2,292,180
14,200	AutoZone, Inc.*	1,783,946
		4,076,126
Retail - Drug Store - 0.7%
99,020	CVS Corp.	3,332,023
Retail - Mail Order - 0.5%
70,000	Williams-Sonoma, Inc.#	2,450,000
Savings/Loan/Thrifts - 0.8%
126,000	Astoria Financial Corp.	3,728,340
Semiconductor Components/Integrated Circuits - 0.5%
75,000	Linear Technology Corp.	2,321,250
Semiconductor Equipment - 0.5%
162,000	Teradyne, Inc.*	2,413,800
Super-Regional Banks - 2.4%
37,400	PNC Bank Corp.	2,758,998
61,700	SunTrust Banks, Inc.	5,127,270
110,000	U.S. Bancorp	3,916,000
		11,802,268
Telecommunication Equipment - 0.2%
93,300	Avaya, Inc.*	1,197,039
Telecommunication Equipment - Fiber Optics - 0.4%
89,100	Corning, Inc.*	1,856,844
Telephone - Integrated - 1.6%
40,200	ALLTEL Corp.	2,463,858
38,900	CenturyTel, Inc.	1,744,276
207,000	Sprint Nextel Corp.	3,690,810
		7,898,944
Transportation - Railroad - 1.5%
39,000	CSX Corp.	1,434,810
119,500	Kansas City Southern*,#	3,592,170
41,900	Norfolk Southern Corp.	2,080,335
		7,107,315
Transportation - Services - 0.4%
57,200	Laidlaw International, Inc.	1,699,412

Shares or Principal Amount		Value
Transportation - Truck - 0.7%
138,000	J.B. Hunt Transport Services, Inc.#	$3,467,940
Total Common Stock (cost $398,304,982)		447,705,946
Money Markets - 8.5%
13,645,592	Janus Institutional Cash Reserves Fund 5.30%	13,645,592
27,191,468	Janus Money Market Fund, 5.25%	27,191,467
Total Money Markets (cost $40,837,059)		40,837,059
Other Securities - 10.6%
51,130,301	State Street Navigator Securities Lending Prime Portfolio† (cost $51,130,301)	51,130,301
Total Investments (total cost $490,272,342) - 111.8%		539,673,306
Liabilities, net of Cash, Receivables and Other Assets – (11.8)%		(57,003,638)
Net Assets – 100%		$482,669,668

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$11,145,956	2.1%
Canada	4,910,364	0.9%
Israel	1,391,038	0.2%
United States††	522,225,948	96.8%
Total	$539,673,306	100.0%

†† Includes Short-Term Securities and Other Securities (79.7% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
106 Janus Adviser Series January 31, 2007

Janus Adviser Small Company Value Fund (unaudited)

Fund Snapshot

This fund searches for small, out-of-favor companies misunderstood by the broader investment community.

Jakob Holm

portfolio manager

Performance Overview

Equity markets were strong during the six-month period ended January 31, 2007, with both small-cap and large-cap stocks rallying smartly after hitting their lows in mid-June. The rally was broad-based, driven primarily by expectations that the Federal Reserve Board would leave interest rates steady at 5.25%. Investors universally welcomed this development, and despite signs of a slowing economy and concerns about the housing market, stock prices rose aggressively in the period.

In this volatile environment, the Janus Adviser Small Company Value Fund's Class S Shares returned 15.64%, slightly outperforming its benchmark, the Russell 2000® Value Index, which returned 15.08% for the six-month period. Strong stock selection drove performance during the period, aided by our underweight position in technological hardware and equipment and our overweight position in healthcare equipment and services. Among the sectors that performed less well were the pharmaceuticals and biotechnology industry, whose negative returns were exacerbated by our overweight position compared to the benchmark. We also had an overweight position in energy, which dragged on returns.

Standouts during the Period

The best performer during the period was Centene, a managed care provider that focuses on Medicaid. One year ago, investors reacted poorly to news that Centene had experienced a decrease in the number of days it was taking to pay claims. Though this might be viewed as a positive development in other industries, a decrease of this nature in managed care can be indicative of a sudden, undesirable change in a company's business. Following the market's overreaction to these developments, the stock rallied strongly as the company posted better than expected results. After examining similar problems at other Medicaid providers, we felt the market offered an attractive entry point into this high-quality business and established a position.

Stellent, a web-based content management software company that has partly focused its efforts on Sarbanes-Oxley implementations, gained during the period. The company was purchased for $13.50 in cash by Oracle, approximately a 23% premium to the recent trading range.

Holdings that Detracted from Performance

Holding back performance during the period was Adolor Corp. The healthcare company was purchased following an early autumn sell-off related to worse-than-expected phase III study results on its key drug Entereg. Seemingly undervalued at the time, performance has continued to suffer as safety issues surrounding Entereg were reported in November. We have since sold the position as the cardiac safety issue represented a fundamental change in the investment thesis.

TETRA Technologies, a supplier of chemicals that the oil and gas industry uses to facilitate the drilling and servicing of wells, was also a laggard. The company provided excellent returns in the first half of the year due to increased drilling activity in the United States, higher oil prices and the associated demand for TETRA's services. Increasing oil supplies and a reduction in risk premium led to a decline in crude oil and natural gas prices reducing demand for drilling-related services. TETRA's stock price suffered as a result. We continue to hold the position as we believe in the company's long term prospects and the demand for drilling services.

Going Forward

Looking ahead into an uncertain market with small-cap valuations expensive relative to their large-cap counterparts, we will likely focus on less cyclical and economically sensitive names while being observant of opportunities to add beaten-down names with unrecognized upside potential. As I have done in the past, I will continue to leverage the in-depth fundamental research our analyst team does on a daily basis, focusing the portfolio on our best investment ideas.

Thank you for your investment in Janus Adviser Small Company Value Fund.

Janus Adviser Series January 31, 2007 107

Janus Adviser Small Company Value Fund (unaudited)

Janus Adviser Small Company Value Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Centene Corp.	1.24%
RTI International Metals, Inc.	1.18%
Golden Telecom, Inc.	1.11%
Arris Group, Inc.	0.83%
Taubman Centers, Inc.	0.81%

5 Largest Detractors from Performance – Holdings

Contribution
Adolor Corp.	(0.95)%
TETRA Technologies, Inc.	(0.40)%
St. Mary Land & Exploration Co.	(0.25)%
Microsemi Corp.	(0.21)%
CACI International, Inc.	(0.17)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2000® Value Index Weighting
Real Estate	2.66%	11.29%	11.97%
Materials	2.21%	4.60%	5.60%
Software & Services	1.94%	5.43%	5.04%
Healthcare Equipment & Services	1.81%	4.94%	2.79%
Technology Hardware & Equipment	1.77%	6.04%	6.30%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2000® Value Index Weighting
Pharmaceuticals & Biotechnology	(0.73)%	2.75%	1.81%
Energy	(0.39)%	8.62%	4.36%
Automobiles & Components	(0.04)%	0.19%	1.38%
Transportation	0.00%	0.00%	1.57%
Media	0.00%	0.00%	2.67%

108 Janus Adviser Series January 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2007

Arris Group, Inc. Telecommunication Equipment	2.5%
Taubman Centers, Inc. REIT - Regional Malls	2.4%
American Financial Group, Inc. Multi-Line Insurance	2.3%
Genlyte Group, Inc. Building Products - Lighting Fixtures	2.3%
RTI International Metals, Inc. Non-Ferrous Metals	2.3%
11.8%

Asset Allocation – (% of Net Assets)

As of January 31, 2007

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2007	As of July 31, 2006

Janus Adviser Series January 31, 2007 109

Janus Adviser Small Company Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2007

	Fiscal Year-to-Date	One Year		Since Inception*
Janus Adviser Small Company Value Fund - A Shares
NAV	15.77%	14.76%		13.97%
MOP	9.14%	8.18%		12.59%
Janus Adviser Small Company Value Fund - C Shares
NAV	15.36%	13.87%		13.66%
CDSC	14.24%	12.76%
Janus Adviser Small Company Value Fund - I Shares	15.92%	15.06%		14.10%
Janus Adviser Small Company Value Fund - R Shares	15.43%	14.11%		13.51%
Janus Adviser Small Company Value Fund - S Shares	15.64%	14.40%		14.10%
Russell 2000® Value Index	15.08%	15.76%		14.08%
Lipper Quartile - S Shares	–	1	st	1	st
Lipper Ranking - S Shares based on total returns for Small-Cap Core Funds	–	58/711		58/442

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on April 17, 2003. Prior to April 17, 2003, the returns are derived from the historical performance of Berger Small Cap Value Fund II - Investor Shares. All performance shown has been restated based on Class A Shares' estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on April 17, 2003. Prior to April 17, 2003, the returns are derived from the historical performance of Berger Small Cap Value Fund II - Investor Shares. All performance shown has been restated based on Class I Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on April 17, 2003. Prior to April 17, 2003, the returns are derived from the historical performance of Berger Small Cap Value Fund II - Investor Shares. All performance shown has been restated based on Class R Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

The Fund's Class C Shares commenced operations on April, 21 2003. The performance shown for Class C Shares reflects the performance of the Fund's Class C Shares from April, 21 2003 to December, 31 2004 and the historical performance of the predecessor fund or the periods prior to April, 21 2003. The performance information prior to April, 21 2003 is for Berger Small Cap Value Fund II – Investor Shares, the predecessor to the Fund. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Class S Shares (formerly Class I Shares) commenced operations on April, 21 2003 after the reorganization of all of the assets of Berger Small Cap Value Fund II into the Fund. The performance information provided for periods prior to April, 21 2003 is for Berger Small Cap Value Fund II – Investor Shares, the predecessor to the Fund. The performance shown reflects the fees and expenses of Class S Shares without the effect of any fee and expense limitations or waivers.

*The Fund's inception date - March 28, 2002

110 Janus Adviser Series January 31, 2007

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,157.72	$6.80
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36
Expense Example - C Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,153.59	$10.86
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$10.16
Expense Example - I Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,159.20	$5.44
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09
Expense Example - R Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,154.31	$9.50
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89
Expense Example - S Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,156.38	$8.15
Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.63

*Expenses are equal to the annualized expense ratio of 1.25% for A Shares, 2.00% for C Shares, 1.00% for I Shares, 1.75% for R Shares, and 1.50% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance the investment process will consistently lead to successful investing.

Funds that emphasize investments in smaller companies may experience greater price volatility. This Fund is designed for long-term investors who can accept the special risks associated with value investing.

This Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Janus Adviser Series January 31, 2007 111

Janus Adviser Small Company Value Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Common Stock - 99.7%
Advanced Materials/Products - 1.4%
8,330	Ceradyne, Inc.*	$450,486
Applications Software - 0.9%
19,280	Quest Software, Inc.*	287,850
Building - Mobile Home and Manufactured Homes - 1.5%
10,845	Thor Industries, Inc.	458,310
Building - Residential and Commercial - 1.6%
23,620	WCI Communities, Inc.*	511,373
Building and Construction - Miscellaneous - 1.3%
18,092	Dycom Industries, Inc.*	409,422
Building Products - Lighting Fixtures - 2.3%
9,583	Genlyte Group, Inc.*	726,104
Chemicals - Diversified - 1.1%
4,490	FMC Corp.	349,547
Chemicals - Specialty - 1.1%
7,633	Cabot Corp.	341,500
Collectibles - 1.5%
11,770	RC2 Corp.*	465,033
Commercial Banks - 13.1%
11,099	1st Source Corp.	320,428
10,347	BancFirst Corp.	503,587
10,433	Camden National Corp.	469,485
15,773	Community Bank System, Inc.	357,416
2,213	First Citizens BancShares, Inc. - Class A	453,643
13,580	First Commonwealth Financial Corp.	178,577
8,510	Omega Financial Corp.	281,596
5,066	Peoples Bancorp, Inc.	146,965
10,716	Simmons First National Corp. - Class A	329,410
14,369	TriCo Bancshares	387,388
8,326	UMB Financial Corp.	304,482
12,846	Washington Trust Bancorp, Inc.	353,265
		4,086,242
Commercial Services - 2.1%
13,917	Steiner Leisure, Ltd.*	650,759
Commercial Services - Finance - 1.5%
15,640	Deluxe Corp.	467,949
Computer Services - 0.7%
4,815	CACI International, Inc.*	226,449
Computers - Voice Recognition - 1.5%
15,115	TALX Corp.	481,564
Consulting Services - 1.6%
18,065	FTI Consulting, Inc.*	495,162
Containers - Metal and Glass - 1.8%
25,435	Owens-Illinois, Inc.*	566,183
Diversified Operations - 0.6%
553,794	Polytec Asset Holdings, Ltd.§	185,010
Electric - Integrated - 0.8%
7,330	Otter Tail Corp.	236,979
Electronic Components - Semiconductors - 4.2%
11,750	International Rectifier Corp.*	490,328
31,460	Microsemi Corp.*	572,572
28,460	MIPS Technologies, Inc.*	236,787
		1,299,687
Electronic Measuring Instruments - 1.4%
7,885	Trimble Navigation, Ltd.*	446,133

Shares or Principal Amount		Value
Finance - Consumer Loans - 1.5%
16,870	Nelnet, Inc. - Class A*	$466,793
Food - Canned - 0.9%
25,065	Del Monte Foods Co.	287,245
Food - Diversified - 1.1%
8,505	J & J Snack Foods Corp.	351,086
Food - Retail - 2.0%
9,146	Ruddick Corp.	254,259
8,719	Weis Markets, Inc.	377,358
		631,617
Gas - Distribution - 1.1%
5,317	Atmos Energy Corp.	166,103
6,998	Piedmont Natural Gas Company, Inc.	180,618
		346,721
Internet Applications Software - 1.5%
29,749	Interwoven, Inc.*	467,059
Internet Infrastructure Equipment - 1.5%
13,330	Avocent Corp.*	460,418
Investment Management and Advisory Services - 1.1%
7,070	National Financial Partners Corp.	347,137
Machinery - Electrical - 1.6%
9,610	Regal-Beloit Corp.	483,575
Machinery - Farm - 0.9%
11,770	Alamo Group, Inc.	284,599
Machinery - General Industrial - 2.3%
29,194	Applied Industrial Technologies, Inc.	715,837
Medical - HMO - 1.9%
24,350	Centene Corp.*	606,802
Medical Instruments - 1.8%
23,165	CONMED Corp.*	560,593
Medical Labs and Testing Services - 0.8%
3,800	Covance, Inc.*	234,270
Multi-Line Insurance - 2.3%
20,745	American Financial Group, Inc.	732,713
Non-Ferrous Metals - 2.3%
8,787	RTI International Metals, Inc.*	718,337
Oil - Field Services - 1.8%
23,720	TETRA Technologies, Inc.*	549,355
Oil and Gas Drilling - 0.8%
5,456	Atwood Oceanics, Inc.*	263,907
Oil Companies - Exploration and Production - 5.2%
17,895	Forest Oil Corp.*	571,208
14,133	Mariner Energy, Inc.*	284,215
8,555	Plains Exploration & Production Co.*	412,693
9,925	St. Mary Land & Exploration Co.	357,201
		1,625,317
Physical Therapy and Rehabilitation Centers - 0.9%
11,363	HEALTHSOUTH Corp.*	265,781
Real Estate Management/Services - 0.4%
7,425	HFF, Inc.	138,848
Recreational Vehicles - 1.0%
6,730	Polaris Industries, Inc.	314,695
REIT - Health Care - 1.8%
16,945	Nationwide Health Properties, Inc.	564,607

See Notes to Schedules of Investments and Financial Statements.
112 Janus Adviser Series January 31, 2007

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
REIT - Office Property - 4.6%
3,033	Alexandria Real Estate Equities, Inc.	$328,656
24,575	Douglas Emmett, Inc.	672,372
5,185	Kilroy Realty Corp.	450,265
		1,451,293
REIT - Regional Malls - 2.4%
12,705	Taubman Centers, Inc.	740,320
REIT - Shopping Centers - 1.1%
13,400	Acadia Realty Trust	344,246
REIT - Warehouse and Industrial - 1.3%
13,130	First Potomac Realty Trust	394,294
Rental Auto/Equipment - 1.5%
18,050	United Rentals, Inc.*	464,788
Savings/Loan/Thrifts - 3.1%
5,220	First Defiance Financial Corp.	151,119
7,525	FirstFed Financial Corp.*	518,849
11,055	Provident Financial Holdings, Inc.	312,304
		982,272
Telecommunication Equipment - 2.5%
53,735	Arris Group, Inc.*	764,112
Telephone - Integrated - 1.8%
10,820	Golden Telecom, Inc.	560,260
Water - 1.0%
8,005	American States Water Co.	313,716
Wire and Cable Products - 1.9%
13,360	Belden CDT, Inc.	577,820
Total Common Stock (cost $21,890,422)		31,152,175
Money Markets - 1.6%
196,100	Janus Institutional Cash Reserves Fund, 5.30%	196,100
309,900	Janus Money Market Fund, 5.25%	309,900
Total Money Markets (cost $506,000)		506,000
Total Investments (total cost $22,396,422) – 101.3%		31,658,175
Liabilities, net of Cash, Receivables and Other Assets – (1.3)%		(399,243)
Net Assets – 100%		$31,258,932

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Cayman Islands	$185,010	0.6%
United States††	31,473,165	99.4%
Total	$31,658,175	100.0%

††Includes Short-Term Securities (97.8% excluding Short-Term Securities).

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 113

Janus Adviser Worldwide Fund (unaudited)

Fund Snapshot

Offering true geographic diversification in a single fund, this fund seeks to provide investors with exposure to some of the best companies global markets have to offer while typically maintaining a domestic component.

Jason Yee

portfolio manager

Performance Overview

Janus Adviser Worldwide Fund's Class S Shares advanced 22.23% over the six-month period ended January 31, 2007, topping its benchmark, the Morgan Stanley Capital International World IndexSM, which returned 13.84% during the period.

The Fund's substantial outperformance relative to the benchmark roughly coincided with the change in industry group "leadership" which occurred over the course of the 2006. As an example, both energy and materials, leaders over the past three years, fell down in the rankings. Conversely, media, technology hardware and equipment, and software and services, all laggards over the past three years, rose in the rankings.

The retail industry group was the largest positive contributor during the period, adding 345 basis points of relative performance. Not only was the Fund overweight the benchmark in terms of exposure, but stock selection added substantially to returns. Seven of the eight retail positions provided double digit returns during the period, with IAC/InteractiveCorp and Esprit performing particularly well. The Fund's underweight position in energy also contributed meaningfully to relative returns to the order of 171 basis points.

The diversified financials industry group was the biggest detractor for the period at –30 basis points, despite providing nice absolute returns. A number of our Japanese holdings in the group were unable to keep pace with the benchmark. In telecommunications, gains in our Vodafone PLC position were offset by losses in SprintNextel, causing relative returns to suffer in this area as well by about –29 basis points.

From a geographic perspective, much of the outperformance came in the United States and United Kingdom, where stock selection was strong.

While virtually every shareholder letter starts out with a discussion of returns, very few make even casual mention of the risks undertaken to achieve these returns. Part of the reason behind this is simply that risk is not easily measurable. While the academic world would conveniently equate risk to relative volatility, for most investors the Webster dictionary definition of risk as "possibility of loss or injury" is much more relevant and appropriate in my view. I can assure you that risk management of the Fund during my tenure has always focused on the latter definition – that is, minimizing this "possibility of (financial) loss or injury" – rather than hoping to tame volatility.

The lack of easy and precise measurements of risk in a portfolio of equities is belied by the exhaustive quantitative approach traditionally found in the investment industry. In-house risk management experts or a committee armed with fancy software and statistics galore dissect portfolios by every factor imaginable. While this approach may be viewed as reasonable, especially in highlighting correlations within a diverse portfolio, the real crux of risk management involves more qualitative study and a common sense approach. As Warren Buffett duly noted, "Just as Justice Stewart found it impossible to formulate a test for obscenity but nevertheless asserted, 'I know it when I see it,' so also can investors – in an inexact but useful way – 'see' the risks inherent in certain investments without reference to complex equations or price histories."

The risks in a portfolio that are most easily measurable seem to be overly emphasized as important factors in explaining both risks and returns. Take geographic exposure, for instance. The fact that approximately half of the Fund's holdings are foreign securities (or half U.S. securities) is not obviously interesting or relevant to a global fund that is designed by charter to invest across the world. After all, what do Potash Corporation of Saskatchewan, a Canadian fertilizer company, and Esprit Holdings, a Hong Kong-based apparel retailer, have in common, other than being non-U.S.-based companies and sizeable positions in the Fund? Different industries, different geographic exposure, different customers, different functional currencies ... it is not apparent to me that there is a lot in common, nor should those two businesses be particularly correlated, despite both performing well in the period. Similarly, IAC/InterActiveCorp – a large capitalization U.S. company I will mention later – may share a few common attributes, including domicile, with other U.S.-rooted enterprises, but its primary business issues are quite different from the issues facing companies in any other corner of the economy. To be fair, geographic exposure can sometimes become relevant for periods of secular growth or decline in a country, but is generally an overly simplistic risk characteristic, especially for fundamental, bottom-up investing and longer investment time horizons.

The same could be said for risk from general economic conditions, in my view. For any particular period, interest rates,

114 Janus Adviser Series January 31, 2007

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inflation, employment, housing starts, consumer sentiment and other economic indicators may go up or down; how this impacts the net asset value of the Fund is apparent only in retrospect and not always causal. And these factors change very quickly. Like most in this profession, I am aware of economic conditions in many different parts of the world, but am generally suspicious of these conditions as the arbiter of financial markets and prices. Some current examples include the following: Are steady interest rates a positive or negative indicator for the U.S. economy? Is the U.S. Federal Reserve in front of or behind the curve in terms of keeping inflation under control? How does this U.S. policy impact the economic conditions of other countries around the world? These questions are best left for the commentators and pundits to forecast, and there is certainly no agreement. Furthermore, I am unsure how these conditions (even if one could predict them) are relevant to a discussion of risk or return in the Fund. In my opinion, risk management is probably better done from a micro (business model, competition, etc.) perspective versus a macro (geography, economic conditions, etc.) perspective.

Many other professions outside of the investment industry also think of risk in a similar sense. My studies of mechanical engineering during college introduced me to the concept of a "safety factor." If a bridge is built to withstand a certain load, the design is often required to have a safety factor of three (actually to withstand three times this expected load). The safety factor hopes to encompass a certain margin of error and account for unforeseen and unexpected situations, to manage the risk of catastrophic failure. This concept seems quite obvious in engineering, perhaps because the consequences of failure are so high. But perhaps this concept should also be obvious with regard to investing.

Managing risk is one of the most basic concepts in investing – it defines the very nature of being an investment manager. In times of high returns and frothy equity markets, it is tempting to become less vigilant on the risk equation and more focused on reward. After all, if your neighbor is making unbelievable returns in an investment or asset class, why shouldn't you be making those returns too? For many investors, the prospect of being "left behind" is often too great to bear, and unfortunately this leads to ill-timed investments at ill-advised prices. It is exactly this temptation which I hope to avoid by means of a disciplined investment and risk management process. While sometimes this means I reap less reward in any given short-term period, this discipline is more likely to be rewarded when the environment inevitably becomes less favorable. And over time, I believe this strategy should help the Fund achieve its goal of solid overall risk-adjusted returns.

My common sense approach to managing risk in the Fund manifests itself in a number of ways. First of all, through diligent fundamental research, I strive to understand the forces shaping the business, industry and competitive landscape of the investment and assess the various different potential outcomes. Secondly, I strive to invest in high-quality businesses and management teams to hopefully increase the probability of successful outcomes. And finally, I strive to purchase these businesses at attractive, discounted prices in order to manage downside risk, especially if I should be incorrect in my assessments of the future. I believe these three risk management techniques, while imprecise and imperfect in nature, offer the best chances of achieving an adequate balance of risk and return for the Fund over the long term.

What were the risks involved with Internet and media services conglomerate IAC/InterActiveCorp, the largest contributor to the Fund during the period? The fact that the media holding company returned nearly 59% in the past six months is very measurable, but the risk is much less quantifiable, even in retrospect. There are more possibilities (almost infinite) than there are actual outcomes (one), so a favorable outcome does not necessarily imply anything about the investment's risk profile. I would like to believe my investment and risk management process of thorough fundamental research, high-quality businesses and patience contributed to this successful outcome. This case in particular highlights the importance of patience. As Barry Diller and his management team successfully improved operational performance and returned capital through share repurchase, the stock finally recovered from its depressed valuation. At current prices, the risk-reward profile is clearly less attractive and we have reduced the Fund's exposure.

What are the risks in my investment in Japanese insurer Millea Holdings, the largest detractor during the period? I believe the primary risk is not predicated on how the price moves up and down on a daily basis (volatility), but how sustainable and competitively advantaged a company's business model turns out to be (business risk). As equity owners in a business, albeit minority shareholders, it seems logical to equate the long-term risk of ownership to the long-term business risk of its operations, economic model, and competitive positioning. Considering Millea's healthy core insurance business, commitment to returning capital to shareholders and stable investment portfolio, I believe these risks to be low (and already discounted in the stock price).

Janus Adviser Series January 31, 2007 115

Janus Adviser Worldwide Fund (unaudited)

Despite all these complex issues related to risk, risk management and uncertainty in investing, there is reason to be optimistic. By simply recognizing some of the risks and uncertainties associated with investing, I feel I am prepared to adjust our thinking accordingly to become a better, more successful investor. As famed physicist Richard Feynman so eloquently stated, "The first principle is that you must not fool yourself and you are the easiest person to fool." Or as Feynman put it even more bluntly, "I'm smart enough to know that I'm dumb."

Simply put, recognizing limitations in measuring risk is the first step toward intelligent risk management. By spending a substantial portion of my time examining the risks of specific investments and the portfolio as a whole, I hope to deliver adequate returns in the Fund without incurring excessive risk.

Thank you for your continued investment in Janus Adviser Worldwide Fund.

Janus Adviser Worldwide Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
IAC/InterActiveCorp	1.58%
Cisco Systems, Inc.	1.37%
Willis Group Holdings, Ltd.	1.23%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	1.16%
Esprit Holdings, Ltd.	1.11%

5 Largest Detractors from Performance – Holdings

Contribution
Millea Holdings, Inc.	(0.23)%
Sprint Nextel Corp.	(0.10)%
Health Management Associates, Inc. - Class A	(0.05)%
Yamada Denki Company, Ltd.	(0.04)%
Apollo Group, Inc. - Class A	(0.04)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International World IndexSM Weighting
Retailing	5.30%	13.46%	2.53%
Consumer Durables & Apparel	2.33%	10.93%	2.16%
Materials	2.15%	5.89%	5.85%
Technology Hardware & Equipment	2.06%	9.27%	5.21%
Media	1.58%	10.80%	2.96%

5 Lowest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International World IndexSM Weighting
Commercial Services & Supplies	0.00%	0.00%	0.86%
Utilities	0.00%	0.00%	4.30%
Food Beverage & Tobacco	0.00%	0.01%	4.62%
Transportation	0.05%	1.07%	1.88%
Food & Staples Retailing	0.12%	0.52%	2.12%

116 Janus Adviser Series January 31, 2007

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5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2007

Dell, Inc. Computers	5.5%
British Sky Broadcasting Group PLC Television	5.4%
Willis Group Holdings, Ltd. Insurance Brokers	4.2%
Tyco International, Ltd. (U.S. Shares) Diversified Operations	4.1%
Yahoo!, Inc. Web Portals/Internet Service Providers	3.9%
23.1%

Asset Allocation – (% of Net Assets)

As of January 31, 2007

Emerging markets comprised 3.5% of total net assets.

*Includes cash and cash equivalents of (0.7)%

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2007	As of July 31, 2006

Janus Adviser Series January 31, 2007 117

Janus Adviser Worldwide Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2007

	Fiscal Year-to-Date	One Year		Five Year		Ten Year	Since Inception*
Janus Adviser Worldwide Fund - A Shares
NAV	22.38%	16.12%		4.78%		7.07%	10.91%
MOP	15.34%	9.45%		3.67%		6.57%	10.74%
Janus Adviser Worldwide Fund - C Shares
NAV	21.92%	15.26%		4.11%		6.43%	10.32%
CDSC	20.72%	14.13%
Janus Adviser Worldwide Fund - I Shares	22.47%	16.38%		4.78%		7.07%	10.91%
Janus Adviser Worldwide Fund - R Shares	22.07%	15.53%		4.56%		6.85%	10.80%
Janus Adviser Worldwide Fund - S Shares	22.23%	15.82%		4.78%		7.07%	10.91%
Morgan Stanley Capital International World IndexSM	13.84%	16.29%		10.91%		7.64%	8.72%
Lipper Quartile - S Shares	–	2	nd	4	th	N/A**	N/A**
Lipper Ranking - S Shares
based on total returns for Global Funds	–	152/387		227/232		N/A**	N/A**

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class A Shares' estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class I Shares' estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class R Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For S Shares and R Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For the period from July 1, 2006 through January 31, 2007, Janus Capital has contractually agreed to waive its right to receive a portion of the management fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions.

*The predecessor fund's inception date - September 13, 1993

**The Lipper ranking for the Fund's S Shares is not available

118 Janus Adviser Series January 31, 2007

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Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,223.80	$5.04
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58
Expense Example - C Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,219.20	$9.23
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39
Expense Example - I Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,224.70	$3.76
Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$3.41
Expense Example - R Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,220.70	$7.89
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.17
Expense Example - S Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,222.30	$6.44
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

*Expenses are equal to the annualized expense ratio of 0.90% for A Shares, 1.65% for C Shares, 0.67% for I Shares, 1.41% for R Shares and 1.15% for the S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for three months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Adviser Series January 31, 2007 119

Janus Adviser Worldwide Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Common Stock - 100.7%
Advertising Services - 1.0%
97,262	WPP Group PLC	$1,430,907
Aerospace and Defense - 0.3%
44,740	BAE Systems PLC	369,893
Agricultural Chemicals - 3.2%
15,490	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	2,416,905
11,347	Syngenta A.G.*	2,097,159
		4,514,064
Apparel Manufacturers - 1.0%
109,630	Burberry Group PLC	1,426,893
Audio and Video Products - 1.0%
31,100	Sony Corp.	1,438,549
Automotive - Cars and Light Trucks - 2.5%
31,464	BMW A.G.	1,926,524
8,325	Hyundai Motor Company, Ltd.	595,917
83,986	Nissan Motor Company, Ltd.	1,049,829
		3,572,270
Broadcast Services and Programming - 1.8%
73,055	Liberty Global, Inc. - Class A*	2,196,033
10,050	Liberty Global, Inc. - Class C*	283,712
		2,479,745
Building - Residential and Commercial - 4.7%
38,950	Centex Corp.	2,091,226
41,380	Lennar Corp.	2,250,244
64,940	Pulte Homes, Inc.	2,230,040
		6,571,510
Casino Hotels - 0.6%
8,565	Harrah's Entertainment, Inc.	723,571
Cellular Telecommunications - 2.5%
8,700	Hikari Tsushin, Inc.	407,873
1,090,335	Vodafone Group PLC	3,183,658
		3,591,531
Chemicals - Diversified - 1.5%
33,100	Shin-Etsu Chemical Company, Ltd.	2,163,975
Commercial Banks - 0.5%
33,836	ICICI Bank, Ltd.	724,885
Computers - 5.5%
321,180	Dell, Inc.*	7,788,615
Computers - Memory Devices - 0.3%
28,040	EMC Corp.*	392,280
Distribution/Wholesale - 4.4%
490,500	Esprit Holdings, Ltd.	5,012,294
369,800	Li & Fung, Ltd.	1,165,813
		6,178,107
Diversified Minerals - 0.9%
35,170	Companhia Vale do Rio Doce (ADR)	1,193,318
Diversified Operations - 4.1%
180,810	Tyco International, Ltd. (U.S. Shares)	5,764,223
E-Commerce/Products - 2.4%
91,020	Amazon.com, Inc.*,#	3,428,723
E-Commerce/Services - 5.9%
81,345	eBay, Inc.*	2,634,765
151,920	Expedia, Inc.*	3,258,684
63,425	IAC/InterActiveCorp*	2,435,520
		8,328,969

Shares or Principal Amount		Value
Electronic Components - Miscellaneous - 2.8%
102,187	Koninklijke (Royal) Philips Electronics N.V.	$3,991,866
Electronic Components - Semiconductors - 2.5%
381,620	ARM Holdings PLC	911,172
1,775	Samsung Electronics Company, Ltd.	1,099,034
50,530	Texas Instruments, Inc.	1,576,031
		3,586,237
Energy - Alternate Sources - 0.3%
9,590	Suntech Power Holdings Company, Ltd. (ADR)*,#	352,912
Entertainment Software - 0.6%
50,135	Activision, Inc.*,#	853,799
Finance - Investment Bankers/Brokers - 7.3%
37,395	Citigroup, Inc.	2,061,586
88,448	JP Morgan Chase & Co.	4,504,658
106,000	Mitsubishi UFJ Securities Company, Ltd.	1,202,803
40,404	UBS A.G.	2,539,654
		10,308,701
Finance - Mortgage Loan Banker - 1.4%
12,505	Fannie Mae	706,908
35,109	Housing Development Finance Corporation, Ltd.	1,336,401
		2,043,309
Food - Retail - 0.6%
10,854	Metro A.G.	743,428
Insurance Brokers - 4.2%
146,355	Willis Group Holdings, Ltd.	5,980,065
Investment Companies - 0.2%
12,491	RHJ International*	258,846
Medical - Drugs - 2.4%
20,420	Merck & Company, Inc.	913,795
31,350	Pfizer, Inc.	822,624
8,456	Roche Holding A.G.	1,594,177
		3,330,596
Medical - HMO - 2.1%
14,950	Aetna, Inc.	630,292
11,880	Coventry Health Care, Inc.*	612,414
34,205	UnitedHealth Group, Inc.	1,787,553
		3,030,259
Multimedia - 1.0%
40,030	Walt Disney Co.	1,407,855
Networking Products - 2.1%
113,900	Cisco Systems, Inc.*	3,028,601
Pharmacy Services - 2.0%
48,830	Medco Health Solutions, Inc.*	2,891,224
Property and Casualty Insurance - 2.6%
101,100	Millea Holdings, Inc.	3,618,513
Real Estate Management/Services - 1.0%
48,000	Mitsubishi Estate Company, Ltd.	1,375,464
Real Estate Operating/Development - 1.0%
322,000	CapitaLand, Ltd.	1,421,945
Reinsurance - 2.5%
967	Berkshire Hathaway, Inc. - Class B*	3,546,327
Retail - Apparel and Shoe - 1.8%
43,579	Industria de Diseno Textil S.A.	2,481,514

See Notes to Schedules of Investments and Financial Statements.
120 Janus Adviser Series January 31, 2007

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Retail - Consumer Electronics - 1.1%
17,820	Yamada Denki Company, Ltd.	$1,482,308
Retail - Drug Store - 1.0%
43,705	CVS Corp.	1,470,673
Schools - 0.4%
13,095	Apollo Group, Inc. - Class A*	568,323
Semiconductor Components/Integrated Circuits - 1.0%
79,630	Marvell Technology Group, Ltd.*	1,456,433
Semiconductor Equipment - 0.5%
29,235	ASML Holding N.V.*	744,255
Soap and Cleaning Preparations - 1.3%
37,475	Reckitt Benckiser PLC	1,808,138
Telephone - Integrated - 1.0%
75,555	Sprint Nextel Corp.	1,347,146
Television - 5.4%
711,020	British Sky Broadcasting Group PLC	7,628,312
Transportation - Services - 1.0%
19,595	United Parcel Service, Inc. - Class B	1,416,327
Web Portals/Internet Service Providers - 3.9%
194,015	Yahoo!, Inc.*	5,492,565
Wireless Equipment - 1.6%
104,195	Nokia Oyj	2,293,219
Total Common Stock (cost $110,290,165)		142,041,188
Other Securities - 2.5%
3,523,068	State Street Navigator Securities Lending Prime Portfolio† (cost $3,523,068)	3,523,068
Total Investments (total cost $113,813,233) – 103.2%		145,564,256
Liabilities, net of Cash, Receivables and Other Assets – (3.2)%		(4,501,709)
Net Assets – 100%		$141,062,547

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Belgium	$258,846	0.2%
Bermuda	19,378,828	13.3%
Brazil	1,193,318	0.8%
Canada	2,416,905	1.7%
Cayman Islands	352,912	0.2%
Finland	2,293,219	1.6%
Germany	2,669,952	1.8%
India	2,061,286	1.4%
Japan	12,739,314	8.7%
Netherlands	4,736,121	3.3%
Singapore	1,421,945	1.0%
South Korea	1,694,951	1.2%
Spain	2,481,514	1.7%
Switzerland	6,230,990	4.3%
United Kingdom	16,758,973	11.5%
United States††	68,875,182	47.3%
Total	$145,564,256	100.0%

††Includes Other Securities (44.9% excluding Other Securities)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 121

Janus Adviser International Equity Fund (unaudited)

Fund Snapshot

A valuation discipline underpins our research-driven, high conviction investment approach to international equity markets.

Doug Kirkpatrick

co-portfolio manager

Julian Pick

co-portfolio manager

Laurent Saltiel

co-portfolio manager

Performance Overview

Welcome to Janus Adviser International Equity Fund, which launched on November 28, 2006. The Fund is patterned after the collective investment vehicle we have managed for institutional clients since June 2004. As three senior international analysts, we collectively have over 30 years of investment experience, speak six different languages and have lived in Europe, Asia, Latin America and the Middle East. With our strong international backgrounds, we believe we can utilize Janus' in-depth fundamental research process to find opportunities that we believe offer sustainable competitive advantages and long-term growth potential.

For the period covering November 28, 2006 to January 31, 2007, Janus Adviser International Equity Fund's Class S Shares returned 7.50% while the Fund's benchmark, the Morgan Stanley Capital International EAFE® Index, returned 5.95%. Before we provide more details on returns, we thought we would take this opportunity to discuss our investment process and overall philosophy given the short performance period covered by this semiannual report.

Investment Philosophy

Janus Adviser International Equity Fund seeks to invest in international companies that we believe have strong, sustainable competitive advantages and offer long-term growth potential. Our primary focus is on developed international markets, but we may also invest up to 15% of the Fund's portfolio in shares of companies based in emerging markets. While we use a bottom-up approach to find ideas and do not necessarily focus on specific regions, we try to limit our relative exposure in any one country to within 10 percentage points of its weighting in the benchmark. We believe the depth of our research, our willingness to focus our investments where we feel we have a research edge and our commitment to delivering superior long-term results for our investors sets us apart from others within the industry.

Aside from using quantitative and qualitative criteria to narrow the investment universe, we perform rigorous fundamental analyses in an effort to uncover compelling opportunities. We classify our holdings into three different categories – those with open-ended growth potential, those possessing "core growth" potential and those companies that we feel have the potential for "positive change". Companies with open-ended growth potential are firms we view as having large addressable markets and strong competitive advantages. Companies we categorize as possessing "core growth" potential have demonstrated consistent free cash flow growth and we feel have the ability to improve their return on invested capital. Lastly, companies that we believe are in transition, which includes restructuring or driving a secular shift in their industry, are classified as holdings that we think have the potential for "positive change". The Fund will typically hold 50-70 stocks with an intended maximum position size below 5% of total assets.

Our investment process encompasses a team approach in which we each have both individual and shared responsibilities. This type of structure provides for an open forum to introduce, discuss and debate various ideas while allowing us to leverage the expertise of each team member and the entire research team at Janus, which includes over 30 equity analysts. We each have the ability to put our own ideas into the Fund's portfolio, but these will generally make up a smaller weighting. Our larger holdings are those in which we have the highest conviction and where a general consensus among the three of us has been reached. Each portfolio manager still maintains accountability for the ongoing fundamental analysis of his stocks.

When it comes to our sell discipline, positions can be reduced or eliminated for reasons including, but not limited to those relating to valuation, deterioration in a firm's competitive advantage or fundamentals, when we believe the Fund's portfolio should be upgraded with a new idea that represents a greater risk/reward opportunity, or when our investment thesis does not play out.

While our team-managed investment approach allows each of us to act autonomously and utilize our individual expertise, it is the collaborative open forum coupled with Janus' research edge that we believe enables us to uncover attractive long-term opportunities while mitigating some of the various risks associated with international investing.

Global Markets Remain Firm

International stocks performed well in 2006, with developed European markets collectively edging out their Asian counterparts amid global economic strength. Due to sustained growth and worries about accelerating inflationary pressures, central banks across Europe continued to take a less accommodative stance on monetary policy throughout the year. Markets shrugged this off, however, as many central banks showed patience in removing policy accommodation. Japan was one of the weakest performers among developed nations as nervousness over its economic recovery weighed on Japanese equity prices. Many commodity-producing emerging markets, such as Brazil, fed off of strong growth among

122 Janus Adviser Series January 31, 2007

(unaudited)

developing countries in Asia, particularly China. Finally, the U.S. dollar weakened during much of the year, helping to boost returns for unhedged U.S. dollar-based investors. While we prefer to focus on long-term returns, markets were broadly higher from the end of November to the end of January, the performance period covered in this report.

Companhia Vale Rio Doce Was Top Contributor While Yamada Denki Dragged on Performance

The Fund is new and so we don't necessarily view this as a representative period since it is an early snapshot of a fund that is focused on long-term returns. But, in general, the Fund's outperformance during the period was largely driven by our selections within the materials, energy and real estate sectors. Brazilian iron ore producer Companhia Vale Rio Doce was the top contributor within the materials sector as strong demand for steel from China continues to be a big driver of the company's growth.

Japan's Yamada Denki, a hardline retailer that is often described as Japan's answer to Best Buy, was one detractor that dragged on relative returns. We believe that Yamada's large average store size, which allows it to carry more brands than its competitors, coupled with its direct relationships with many manufacturers, gives the company a competitive advantage.

Investment Strategy and Outlook

At the end of January, we were overweight in both the consumer discretionary and consumer staples sectors relative to our benchmark, with underweight positions in financials and energy. From a geographical, perspective we remained underweight in Japan as we continue to see better ideas elsewhere.

Our emerging markets exposure, as defined by the MSCI classification, was close to 9% of total assets. But, when we add in companies that are not listed within the MSCI classification of emerging markets but do considerable business in the emerging markets, our exposure was closer to 15% of total assets. This was close but still within the 15% limit mentioned earlier. We believe using the latter classification methodology allows us to have better control of the risk and volatility of the emerging market stocks in the portfolio.

Going forward, we will continue to focus on companies that we believe can continue to post solid growth and improving returns on invested capital, and have what we view as favorable risk/reward profiles.

Thank you for your investment in Janus Adviser International Equity Fund.

Janus Adviser International Equity Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Companhia Vale do Rio Doce (ADR)	0.50%
Ports Design, Ltd.	0.46%
Chaoda Modern Agriculture Holdings, Ltd.	0.43%
Mitsubishi Estate Company, Ltd.	0.41%
CapitaLand, Ltd.	0.40%

5 Largest Detractors from Performance – Holdings

Contribution
Yamada Denki Company, Ltd.	(0.21)%
SAP A.G.	(0.15)%
Samsung Electronics Company, Ltd.	(0.14)%
Marvell Technology Group, Ltd.	(0.11)%
Amdocs, Ltd. (U.S. Shares)	(0.10)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Materials	1.49%	8.79%	8.29%
Real Estate	0.95%	5.52%	3.12%
Banks	0.81%	10.38%	16.44%
Food Beverage & Tobacco	0.79%	7.93%	5.11%
Capital Goods	0.63%	5.15%	7.76%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Software & Services	(0.25)%	2.31%	1.18%
Semiconductors & Semiconductor Equipment	(0.15)%	4.29%	0.73%
Media	(0.06)%	0.96%	2.03%
Telecommunication Services	0.00%	0.00%	5.53%
Transportation	0.00%	0.00%	2.29%

Janus Adviser Series January 31, 2007 123

Janus Adviser International Equity Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2007

Roche Holding A.G. Medical - Drugs	3.2%
Reckitt Benckiser PLC Soap and Cleaning Preparations	2.9%
Industria de Diseno Textil S.A. Retail - Apparel and Shoe	2.8%
Interbrew S.A. Brewery	2.7%
Esprit Holdings, Ltd. Distribution/Wholesale	2.5%
14.1%

Asset Allocation – (% of Net Assets)

As of January 31, 2007

Emerging markets comprised 8.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2007

124 Janus Adviser Series January 31, 2007

(unaudited)

Performance

Cumulative Total Return – for the period ended January 31, 2007

Since Inception*
Janus Adviser International Equity Fund - A Shares
NAV	7.50%
MOP	1.41%
Janus Adviser International Equity Fund - C Shares
NAV	7.40%
CDSC	6.43%
Janus Adviser International Equity Fund - I Shares	7.60%
Janus Adviser International Equity Fund - R Shares	7.40%
Janus Adviser International Equity Fund - S Shares	7.50%
Morgan Stanley Capital International EAFE® Index	5.95%

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption on Fund shares.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund's performance for very short time periods may not be indicative of future performance.

*The Fund's inception date - November 28, 2006

Janus Adviser Series January 31, 2007 125

Janus Adviser International Equity Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (11/28/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (11/28/06-1/31/07)*
Actual	$1,000.00	$1,075.00	$2.79
Hypothetical (5% return before expenses)	$1,000.00	$1,017.59	$7.68
Expense Example - C Shares	Beginning Account Value (11/28/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (11/28/06-1/31/07)*
Actual	$1,000.00	$1,074.00	$4.17
Hypothetical (5% return before expenses)	$1,000.00	$1,013.81	$11.47
Expense Example - I Shares	Beginning Account Value (11/28/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (11/28/06-1/31/07)*
Actual	$1,000.00	$1,076.00	$2.33
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.41
Expense Example - R Shares	Beginning Account Value (11/28/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (11/28/06-1/31/07)*
Actual	$1,000.00	$1,074.00	$3.71
Hypothetical (5% return before expenses)	$1,000.00	$1,015.07	$10.21
Expense Example - S Shares	Beginning Account Value (11/28/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (11/28/06-1/31/07)*
Actual	$1,000.00	$1,075.00	$3.25
Hypothetical (5% return before expenses)	$1,000.00	$1,016.33	$8.94

*Expenses paid reflect only the inception period (November 28, 2006 to January 31, 2007). Therefore, expenses shown are lower than would be expected for a six-month period. Expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 1.51% for A Shares, 2.26% for C Shares, 1.26% for I Shares, 2.01% for R Shares and 1.76% for the S Shares multiplied by the average account value over the period, multiplied by 65/365 (to reflect the inception period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

Due to certain investment strategies, some funds may have an increased position in cash.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for three months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

126 Janus Adviser Series January 31, 2007

Janus Adviser International Equity Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Common Stock - 86.6%
Aerospace and Defense - 2.4%
8,805	BAE Systems PLC	$72,796
Agricultural Chemicals - 5.0%
425	Potash Corporation of Saskatchewan, Inc.	66,191
98,000	Sinochem Hong Kong Holdings, Ltd.	45,806
220	Syngenta A.G.*	40,661
		152,658
Agricultural Operations - 3.3%
670	Bunge, Ltd.	51,556
70,000	Chaoda Modern Agriculture Holdings, Ltd.	49,436
		100,992
Apparel Manufacturers - 1.7%
19,000	Ports Design, Ltd.	52,294
Automotive - Cars and Light Trucks - 4.0%
893	BMW A.G.	54,678
5,400	Nissan Motor Company, Ltd.	67,500
		122,178
Beverages - Wine and Spirits - 0.5%
72	Pernod Ricard S.A.	14,825
Brewery - 2.7%
1,300	Interbrew S.A.	83,820
Commercial Banks - 9.4%
1,615	Anglo Irish Bank Corporation PLC	32,804
800	Banco Nossa Caixa S.A.	18,169
1,525	Banco Popolare di Verona e Novara Scrl	48,026
550	Commerzbank A.G.	23,320
340	Erste Bank der Oesterreichischen Sparkassen A.G.	26,610
395	Julius Baer Holding, Ltd.	47,632
1,000	Mitsui Trust Holdings, Inc.	11,028
5	Mizuho Financial Group, Inc.	36,117
1,460	Standard Chartered PLC	42,160
		285,866
Computers - Peripheral Equipment - 1.8%
1,935	Logitech International S.A.*	55,874
Cosmetics and Toiletries - 1.5%
387	LG Household & Health Care, Ltd.	47,163
Dialysis Centers - 0.9%
196	Fresenius Medical Care AG & Co.	26,328
Distribution/Wholesale - 3.7%
7,500	Esprit Holdings, Ltd.	76,640
12,000	Li & Fung, Ltd.	37,831
		114,471
Diversified Minerals - 1.8%
1,640	Companhia Vale do Rio Doce (ADR)	55,645
Diversified Operations - 1.0%
1,470	Smiths Group PLC	31,002
E-Commerce/Products - 1.1%
1,100	Submarino S.A.	33,403
Electric - Distribution - 1.3%
4,600	Equatorial Energia S.A.*	39,415
Electric - Integrated - 0.8%
365	Electricite de France	25,561
Electronic Components - Semiconductors - 2.6%
19,320	ARM Holdings PLC	46,129
55	Samsung Electronics Company, Ltd.	34,055
		80,184

Shares or Principal Amount		Value
Electronic Measuring Instruments - 1.5%
200	Keyence Corp.	$45,135
Enterprise Software/Services - 1.3%
870	SAP A.G.	40,296
Finance - Credit Card - 0.9%
800	Credit Saison Company, Ltd.	28,905
Finance - Investment Bankers/Brokers - 3.1%
3,000	Mitsubishi UFJ Securities Company, Ltd.	34,042
976	UBS A.G.	61,348
		95,390
Food - Retail - 3.4%
905	Metro A.G.	61,987
4,984	Tesco PLC	41,030
		103,017
Gambling - Non-Hotel - 1.6%
1,310	OPAP S.A.	49,205
Internet Gambling - 1.1%
6,185	IG Group Holdings PLC	33,524
Medical - Drugs - 5.1%
550	Novartis A.G.	31,758
525	Roche Holding A.G.	98,976
290	Sanofi-Aventis	25,615
		156,349
Medical Products - 0.9%
85	Nobel Biocare Holding A.G.	28,285
Metal - Diversified - 0.9%
510	Rio Tinto PLC	27,505
Multimedia - 0.8%
1,500	Publishing & Broadcasting Ltd.	23,005
Oil Companies - Exploration and Production - 0.9%
370	Niko Resources, Ltd.	27,322
Property and Casualty Insurance - 1.2%
1,000	Millea Holdings, Inc.	35,791
Real Estate Management/Services - 2.8%
500	AEON Mall Company, Ltd.	28,218
2,000	Mitsubishi Estate Company, Ltd.	57,311
		85,529
Real Estate Operating/Development - 3.4%
15,000	CapitaLand, Ltd.	66,240
3,380	Lps Brasil Cons De Imoveis	37,793
		104,033
Research and Development - 1.2%
8,785	Qinetiq PLC	35,949
Retail - Apparel and Shoe - 2.8%
1,500	Industria de Diseno Textil S.A.	85,414
Retail - Consumer Electronics - 2.2%
810	Yamada Denki Company, Ltd.	67,378
Semiconductor Components/Integrated Circuits - 0.8%
1,400	Marvell Technology Group, Ltd.*	25,606
Soap and Cleaning Preparations - 2.9%
1,870	Reckitt Benckiser PLC	90,226
Telecommunication Equipment - 1.3%
10,000	Telefonaktiebolaget L.M. Ericsson - Class B	39,728

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 127

Janus Adviser International Equity Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Telecommunication Services - 1.0%
910	Amdocs, Ltd. (U.S. Shares)*	$31,559
Total Common Stock (cost $2,482,127)		2,653,626
Money Markets - 8.6%
10,100	Janus Institutional Cash Reserves Fund, 5.30%	10,100
252,900	Janus Money Market Fund, 5.25%	252,900
Total Money Markets (cost $263,000)		263,000
Total Investments (total cost $2,745,127) – 95.2%		2,916,626
Cash, Receivables and Other Assets, net of Liabilities – 4.8%		147,183
Net Assets – 100%		$3,063,809

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Australia	$23,005	0.8%
Austria	26,610	0.9%
Belgium	83,820	2.9%
Bermuda	289,733	9.9%
Brazil	184,425	6.3%
Canada	93,513	3.2%
Cayman Islands	49,436	1.7%
France	66,001	2.3%
Germany	206,609	7.1%
Greece	49,205	1.7%
Ireland	32,804	1.1%
Italy	48,026	1.6%
Japan	411,425	14.1%
Singapore	66,240	2.3%
South Korea	81,218	2.8%
Spain	85,414	2.9%
Sweden	39,728	1.4%
Switzerland	364,534	12.5%
United Kingdom	451,880	15.5%
United States††	263,000	9.0%
Total	$2,916,626	100.0%

†† Includes Short-Term Securities (0% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.
128 Janus Adviser Series January 31, 2007

Janus Adviser International Growth Fund (unaudited)

Fund Snapshot

This growth portfolio invests primarily in companies located outside the U.S. Stocks are selected on their fundamental merits, rather than by geography, economic climate or industry sector.

Brent Lynn

portfolio manager

Performance Overview

During the six-month period ended January 31, 2007, Janus Adviser International Growth Fund's Class S Shares returned 27.37%. The Fund's primary benchmark, the Morgan Stanley Capital International (MSCI) EAFE® Index, returned 14.33% while its secondary benchmarks, the MSCI EAFE® Growth Index and the MSCI All Country World ex-U.S. IndexSM, returned 12.31% and 14.74%, respectively, for the same period. While I am pleased with the short-term performance of the Fund, I continue to focus on long-term investing and performance. With that in mind, I remain confident in our research process and optimistic about the longer-term prospects for the companies in the Fund.

Investment Strategy

In general, global stock markets experienced solid gains during the period, driven by an environment of reasonable economic growth combined with still-moderate interest rates and inflation. The U.S. economy continued to demonstrate remarkable resilience in the face of a slowing housing market. The economies of continental Europe and Japan showed signs of moderate growth. China and India continued to be among the fastest-growing large economies in the world, driven by globalization, urbanization and infrastructure development. The Chinese economy has become the key growth engine for the Asian region and one of the key pillars of growth for the world.

Holdings in Brazil, Hong Kong and Canada significantly contributed to the Fund's performance during the period. On a sector basis, our investments in materials, real estate and energy companies were positive contributors to performance.

Another factor affecting the Fund's absolute performance was currency. During the six-month period, currency had a positive impact of 0.52%, as the Fund was unhedged and the dollar depreciated in value versus many global currencies.

Our emerging market exposure remained at the high end of historical trends. We continued to find what we believe to be many of the most exciting investment ideas based in Asia and Brazil. We believe that many of our emerging market holdings have a combination of attractive valuations and exciting medium- to long-term growth prospects.

Following a sharp correction in global financial markets in May and June, many of our holdings recovered in the third quarter of 2006 as stocks generally bounced back and rallied through the end of the year. The Federal Reserve's mid-year decision to stop raising interest rates contributed to increased stability, as did improved U.S. inflation data and a reasonable global economic growth picture.

Fertilizer, Conglomerate and Consumer Product Logistics Stocks Performed Well

The leading contributor during the six-month period was Canadian fertilizer company Potash Corporation of Saskatchewan. In analyzing the company, Laurent Saltiel has conducted thorough checks with global fertilizer competitors and leading agriculture logistics providers, as well as key buyers of fertilizer and agricultural commodities. Through this research, Laurent concluded that the medium-term outlook for supply and demand in potash fertilizer was very favorable for price increases and that the company should disproportionately benefit from increased potash demand due to its strong competitive position and ability to quickly bring incremental capacity onstream at low cost. Recent trends in potash pricing and favorable negotiations with Chinese fertilizer buyers indicate that Laurent's analysis has been correct. Laurent's work on Potash gave me the confidence to add to the Fund's position during the period.

Another top performer was Indian conglomerate Reliance Industries. Detailed industry analysis and numerous company checks by analysts Laurent Saltiel and Geoff Jay gave us confidence in the sustainability of the global petrochemicals cycle and especially the global refining cycle. With world-class assets and a strong position in the fast growing Indian market, we believe Reliance should be able to maintain higher-than-industry margins in its petrochemicals and refining businesses. In addition, Geoff's analysis of Reliance's offshore exploration off India's east coast indicated the potential for significant increases in the company's oil and gas reserves. Laurent's and Geoff's checks and analysis gave me the confidence to hold a large position in Reliance throughout the period.

Li & Fung, a Hong Kong-based logistics provider for the apparel and consumer product sectors, was another strong contributor to performance. Analyst Dan Kozlowski's meetings with logistics companies and retailers helped us appreciate Li & Fung's competitive advantages and open-ended, long-term growth prospects as more and more U.S. and European retailers outsource non-core areas such as manufacturing logistics for their products. Dan's meetings also helped us understand the potential for margin expansion and accretive acquisitions of smaller logistics companies in Asia and in the U.S. Additionally, Dan's analysis gave me the conviction to build a large position in Li & Fung during the period.

Janus Adviser Series January 31, 2007 129

Janus Adviser International Growth Fund (unaudited)

Sugar and Energy Companies Diminished Performance

Sugar producers Bajaj Hindusthan of India and Cosan of Brazil were among the detractors from Fund performance during the period. These stocks were hit as a result of a sharp fall in global sugar prices and, in the case of Bajaj Hindusthan, a temporary ban on sugar exports by the Indian government. In hindsight, I had been overly optimistic about the short- and medium-term outlook for sugar prices.

Canadian oil producer Suncor Energy also hindered returns. The stock was hit by the fall in crude oil prices during the period. We continue to believe that Suncor has exciting oil production growth opportunities from its Canadian oil sands projects.

Investment Strategy and Outlook

By nature, global stock markets often experience significant volatility. During volatile periods, such as the one we experienced last May and June, the conviction to hold onto existing positions or buy new ones is critical. My conviction comes from the tremendous, in-depth fundamental research our analyst team does on a daily basis. In this letter, I've tried to provide a few examples of the value-added research performed by our team. Laurent, Geoff and Dan – as well as the rest of Janus' investment team – travel thousands of miles every year meeting competitors, suppliers and customers of the companies in the Fund. These meetings help us understand our companies better and lay the foundation for high-conviction investments in the Fund.

During the past six months, the markets and the Fund performed well. However, I consider six months to be a short length of time, and in future six-month periods the performance of the Fund may certainly be worse or even negative. Throughout turbulent markets, I have not changed my investment approach. I believe the best way to generate solid long-term returns is to make high-conviction, long-term investments in world-class companies with exciting growth prospects, trading at undeservedly low valuations. As manager of the Fund, my sole focus is to deliver strong, long-term performance for you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Adviser International Growth Fund.

Janus Adviser International Growth Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Potash Corporation of Saskatchewan, Inc.	3.00%
Companhia Vale do Rio Doce (ADR)	2.37%
Reliance Industries, Ltd.	2.33%
Li & Fung, Ltd.	2.09%
China Overseas Land & Investment, Ltd.	2.00%

5 Largest Detractors from Performance – Holdings

Contribution
Bajaj Hindusthan, Ltd.	(0.41)%
Cosan S.A. Industria e Comercio	(0.35)%
LG.Philips LCD Company, Ltd.	(0.15)%
Lukoil (ADR)	(0.13)%
Silicon-On-Insulator Technologies (SOITEC)	(0.11)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Materials	5.98%	12.37%	8.25%
Real Estate	3.53%	7.29%	2.99%
Energy	3.31%	13.40%	7.50%
Retailing	3.25%	9.21%	1.53%
Transportation	1.85%	3.86%	2.25%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Food & Staples Retailing	(0.07)%	0.12%	2.01%
Software & Services	(0.04)%	1.69%	1.17%
Other*	(0.02)%	0.36%	0.00%
Insurance	0.00%	0.00%	4.93%
Automobiles & Components	0.01%	0.01%	3.96%

*Industry not classified by Global Industry Classification Standard.

130 Janus Adviser Series January 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2007

Sony Corp. Audio and Video Products	5.1%
Companhia Vale do Rio Doce (ADR) Diversified Minerals	4.9%
Reliance Industries, Ltd. Oil Refining and Marketing	4.3%
Potash Corporation of Saskatchewan, Inc. Agricultural Chemicals	4.2%
Li & Fung, Ltd. Distribution/Wholesale	4.2%
22.7%

Asset Allocation – (% of Net Assets)

As of January 31, 2007

Emerging markets comprised 30.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2007	As of July 31, 2006

Janus Adviser Series January 31, 2007 131

Janus Adviser International Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2007

	Fiscal Year-to-Date	One Year		Five Year		Ten Year	Since Inception*
Janus Adviser International Growth Fund - A Shares
NAV	27.46%	30.48%		19.49%		14.06%	15.14%
MOP	20.14%	22.97%		18.22%		13.60%	14.99%
Janus Adviser International Growth Fund - C Shares
NAV	27.04%	29.52%		18.94%		13.63%	15.08%
CDSC	25.73%	28.23%
Janus Adviser International Growth Fund - I Shares	27.64%	30.79%		19.49%		14.06%	15.14%
Janus Adviser International Growth Fund - R Shares	27.17%	30.35%		19.31%		13.98%	15.14%
Janus Adviser International Growth Fund - S Shares	27.37%	30.20%		19.49%		13.97%	15.14%
Morgan Stanley Capital International EAFE® Index	14.33%	19.84%		16.40%		8.16%	7.42%
Morgan Stanley Capital International EAFE® Growth Index	12.31%	16.15%		13.70%		5.61%	5.10	%**
Morgan Stanley Capital International All Country World ex-U.S. IndexSM	14.74%	18.84%		17.53%		N/A	8.31	%***
Lipper Quartile - S Shares	–	1	st	1	st	N/A****	N/A****
Lipper Ranking - S Shares based on total returns for International Funds	–	5/976		59/656		N/A****	N/A****

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Total return includes reinvestment of dividends and capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Shares' estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class R Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

*The predecessor fund's inception date - May 2, 1994

**The Morgan Stanley Capital International EAFE® Growth Index's since inception returns calculated from April 30, 1994.

***The Morgan Stanley Capital International All Country World ex-U.S. Index'sSM since inception returns are calculated from December 31, 1998.

****The Lipper ranking for the Fund's S Shares is not available.

132 Janus Adviser Series January 31, 2007

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,274.63	$5.68
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04
Expense Example - C Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,270.44	$9.96
Hypothetical (5% return before expenses)	$1,000.00	$1.016.43	$8.84
Expense Example - I Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,276.45	$4.20
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	$3.73
Expense Example - R Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,271.71	$8.42
Hypothetical (5% return before expenses)	$1,000.00	$1,017.79	$7.48
Expense Example - S Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,273.69	$6.89
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$6.12

*Expenses are equal to the annualized expense ratio of 0.99% for A Shares, 1.74% for C Shares, 0.73% for I Shares, 1.47% for R Shares and 1.20% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class I Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

The Fund has significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio. See Notes to Schedules of Investments for index definitions.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Returns have sustained significant gains due to market volatility in the financials and consumer discretionary sectors.

Janus Adviser Series January 31, 2007 133

Janus Adviser International Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Common Stock - 93.5%
Aerospace and Defense - 1.4%
1,875,817	BAE Systems PLC	$15,508,546
Agricultural Chemicals - 4.2%
294,030	Potash Corporation of Saskatchewan, Inc.	45,793,523
Agricultural Operations - 5.0%
5,000	BrasilAgro - Companhia Brasileira de Propriedades Agricolas*,ß,oo	2,412,843
488,645	Bunge, Ltd.**,#	37,601,233
20,518,022	Chaoda Modern Agriculture Holdings, Ltd.	14,490,361
		54,504,437
Audio and Video Products - 5.1%
1,195,700	Sony Corp.	55,307,797
Automotive - Cars and Light Trucks - 0.3%
57,714	BMW A.G.	3,533,799
Broadcast Services and Programming - 0.6%
206,336	Grupo Televisa S.A. (ADR)	6,078,659
Building - Residential and Commercial - 1.9%
1,318,000	Cyrela Brazil Realty S.A.	12,193,075
386,430	Gafisa S.A.*	5,639,853
225,400	Rossi Residencial S.A.	2,514,997
		20,347,925
Casino Hotels - 0.4%
255,500	Melco PBL Entertainment (Macau), Ltd. (ADR)*	4,941,370
Cellular Telecommunications - 0.8%
197,900	Hikari Tsushin, Inc.	9,277,935
Commercial Banks - 3.0%
176,887	Anglo Irish Bank Corporation PLC	3,592,973
297,270	Banca Generali S.P.A. (144A)*	4,517,056
4,469,800	Banco De Oro	4,626,987
68,210	Banco De Oro (GDR)*	1,412,147
229,730	Banco Macro Bansud S.A. (ADR)	7,581,089
52,845	Julius Baer Holding, Ltd.	6,372,498
389,460	Punjab National Bank, Ltd.	4,472,381
		32,575,131
Commercial Services - 1.3%
963,400	Park24 Company, Ltd.#	13,893,747
Computers - Peripheral Equipment - 0.8%
313,103	Logitech International S.A.*	9,040,989
Cosmetics and Toiletries - 1.0%
93,400	LG Household & Health Care, Ltd.	11,382,540
Distribution/Wholesale - 5.6%
1,572,500	Esprit Holdings, Ltd.	16,068,975
14,495,320	Li & Fung, Ltd.	45,697,210
		61,766,185
Diversified Financial Services - 0.1%
53,108	Reliance Capital, Ltd.	746,868
Diversified Minerals - 4.9%
1,593,035	Companhia Vale do Rio Doce (ADR)	54,051,678
Diversified Operations - 2.5%
12,613,062	Polytec Asset Holdings, Ltd.§	4,213,729
245,600	Bradespar S.A.	6,544,554
7,979,000	Melco International Development, Ltd.*	16,979,223
		27,737,506
E-Commerce/Products - 1.1%
382,830	Submarino S.A.	11,625,214

Shares or Principal Amount		Value
Electric - Distribution - 0.3%
382,700	Equatorial Energia S.A.*	$3,279,179
Electronic Components - Semiconductors - 8.1%
11,202,044	ARM Holdings PLC	26,746,479
66,669	Samsung Electronics Company, Ltd.	41,279,706
678,304	Silicon-On-Insulator Technologies (SOITEC)*	20,159,415
		88,185,600
Energy - Alternate Sources - 2.0%
161,970	SunPower Corp. - Class A*	7,175,271
386,705	Suntech Power Holdings Company, Ltd. (ADR)*,#	14,230,744
		21,406,015
Finance - Mortgage Loan Banker - 0.8%
243,772	Housing Development Finance Corporation, Ltd.	9,279,020
Food - Diversified - 0.2%
1,228,570	FUJI Food & Catering Services#	2,589,789
Gambling - Non-Hotel - 0.7%
110,300	Great Canadian Gaming Corp.*	1,142,554
180,710	OPAP S.A.	6,787,677
		7,930,231
Internet Connectivity Services - 0.5%
115,160	NDS Group PLC (ADR)*	5,453,978
Internet Gambling - 1.3%
2,552,139	IG Group Holdings PLC	13,833,027
Investment Companies - 0.8%
1,114,816	SM Investments Corp.	8,458,587
Investment Management and Advisory Services - 0.3%
378,079	Bluebay Asset Management*	2,897,902
Medical - Biomedical and Genetic - 1.7%
338,880	Celgene Corp.*	18,191,078
Medical - Drugs - 0.9%
55,266	Roche Holding A.G.	10,419,082
Medical Instruments - 0.4%
219,130	Elekta AB - Class B#	4,832,589
Multimedia - 2.2%
1,584,085	Publishing & Broadcasting, Ltd.	24,294,117
Non-Hazardous Waste Disposal - 0.4%
9,895,155	China Water Affairs Group, Ltd.*,§	4,337,852
Oil - Field Services - 1.0%
163,309	Technip S.A.#	10,514,316
Oil and Gas Drilling - 2.9%
1,035,845	Nabors Industries, Ltd.*,#	31,365,387
Oil Companies - Exploration and Production - 2.6%
229,467	EnCana Corp.	11,007,318
238,516	Niko Resources, Ltd.	17,613,053
		28,620,371
Oil Companies - Integrated - 2.1%
93,045	Lukoil (ADR)	7,362,649
78,005	Petroleo Brasileiro S.A. (ADR)	7,666,331
101,912	Suncor Energy, Inc.	7,551,603
		22,580,583
Oil Refining and Marketing - 5.3%
162,280	Petroplus Holdings A.G.*	10,373,706
1,532,232	Reliance Industries, Ltd.	47,405,498
		57,779,204

See Notes to Schedules of Investments and Financial Statements.
134 Janus Adviser Series January 31, 2007

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Public Thoroughfares - 1.2%
578,200	Companhia de Concessoes Rodoviarias	$7,594,821
404,400	Obrascon Huarte Lain Brasil S.A.*	6,121,071
		13,715,892
Real Estate Management/Services - 0.3%
414,400	Sao Carlos Empreendimentos e Participacoes S.A.	3,505,929
Real Estate Operating/Development - 4.5%
470,455	PDG Realty SA Empreendimentos e Participacoes	3,100,851
15,541,400	Ayala Land, Inc.	5,588,092
642,815	Brascan Residential Properties S.A.*	4,993,502
1,296,000	CapitaLand, Ltd.	5,723,109
25,074,000	China Overseas Land & Investment, Ltd.	27,919,205
149,600	Rodobens Negocios Imobiliarios S.A.	1,580,483
		48,905,242
Recreational Centers - 0.6%
932,543	Orascom Hotels & Development*	6,568,899
Retail - Consumer Electronics - 0.9%
117,000	Yamada Denki Company, Ltd.	9,732,326
Semiconductor Components/Integrated Circuits - 2.2%
875,125	Actions Semiconductor Company, Ltd. (ADR)*	7,001,000
795,705	Marvell Technology Group, Ltd.*,#	14,553,444
283,800	Vimicro International Corp. (ADR)*	2,687,586
		24,242,030
Semiconductor Equipment - 1.4%
619,257	ASML Holding N.V.*	15,764,846
Steel - Producers - 0.6%
639,064	Tata Steel, Ltd.	6,726,877
Sugar - 1.9%
855,654	Bajaj Hindusthan, Ltd.	3,283,564
139,900	Bajaj Hindusthan, Ltd. (GDR) (144A)	536,795
1,843,537	Balrampur Chini Mills, Ltd.	2,825,770
687,000	Cosan S.A. Industria e Comercio*	13,163,956
63,958	Shree Renuka Sugars, Ltd.	485,683
		20,295,768
Telecommunication Equipment - Fiber Optics - 1.0%
530,170	Corning, Inc.*	11,048,743
Telecommunication Services - 3.9%
929,880	Amdocs, Ltd. (U.S. Shares)*	32,248,239
953,638	Reliance Communications, Ltd.*	10,004,306
		42,252,545
Transportation - Railroad - 0.5%
530,478	All America Latina Logistica (GDR)	5,744,212
Total Common Stock (cost $759,939,342)		1,022,865,065
Money Markets - 4.5%
31,814,838	Janus Institutional Cash Reserves Fund, 5.30%	31,814,838
17,741,107	Janus Money Market Fund, 5.25%	17,741,107
Total Money Markets (cost $49,555,945)		49,555,945

Shares or Principal Amount		Value
Other Securities - 3.1%
33,328,043	State Street Navigator Securities Lending Prime Portfolio† (cost $33,328,043)	$33,328,043
Total Investments (total cost $842,823,330) – 101.1%		1,105,749,053
Liabilities, net of Cash, Receivables and Other Assets – (1.1)%		(11,576,276)
Net Assets – 100%		$1,094,172,777

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Argentina	$7,581,089	0.7%
Australia	24,294,117	2.2%
Bermuda	145,286,249	13.1%
Brazil	151,732,549	13.7%
Canada	83,108,051	7.5%
Cayman Islands	45,213,209	4.1%
Egypt	6,568,899	0.6%
France	30,673,731	2.8%
Germany	3,533,799	0.3%
Greece	6,787,677	0.6%
Hong Kong	54,177,649	4.9%
India	85,766,763	7.8%
Ireland	3,592,973	0.3%
Italy	4,517,056	0.4%
Japan	88,211,805	8.0%
Mexico	6,078,659	0.6%
Netherlands	15,764,846	1.4%
Philippines	20,085,813	1.8%
Russia	7,362,649	0.7%
Singapore	5,723,109	0.5%
South Korea	52,662,246	4.8%
Sweden	4,832,589	0.4%
Switzerland	36,206,275	3.3%
United Kingdom	96,688,171	8.7%
United States††	119,299,080	10.8%
Total	$1,105,749,053	100.0%

††Includes Short-Term Securities and Other Securities (3.3% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 135

Janus Adviser Long/Short Fund (unaudited)

Fund Snapshot

This fund seeks to capitalize on global opportunities, utilizing both long and short positions to seek to deliver strong risk-adjusted returns over time.

David Decker

portfolio manager

Performance Overview

It gives me great pleasure to introduce Janus Adviser Long/Short Fund, which opened on August 1, 2006. Since inception, the Fund's Class S Shares returned 15.88%, outperforming the Fund's benchmark, the S&P 500® Index, which returned 14.26% for the same period. These returns were generated with a net long position of approximately 51.9%. Our stated goal is to generate strong absolute risk-adjusted returns over a full market cycle, regardless of market performance. Because the Fund carries a net long position of 40-60%, we would expect some near-term correlation to the equity markets, but over the long term, we are seeking absolute returns. While we are quite pleased by the early performance of the Fund, we do not believe one should annualize these results as a basis for future expected returns.

I would also like to introduce the two co-managers of the portfolio, Dan Kozlowski and Dan Riff. Both have worked at Janus and in the industry for a number of years as analysts, and each brings an important skill set to the management of the Fund. Dan Kozlowski has very broad geographical experience throughout many industries, and Dan Riff brings an excellent background in small- and mid-cap companies. I am extremely pleased to have them on the team.

With respect to team interaction, while there is a team managing your portfolio, it is not a team that relies on consensus decision making. To the contrary, while we will have spirited debates about ideas, I feel strongly that creative, non-consensus ideas tend not to be the result of collective decision making. We have therefore implemented a decision-making process that emphasizes independent thinking complemented by critical debate.

Strategy

Janus Adviser Long/Short Fund seeks to provide investors with a well balanced portfolio with a low correlation to equity market returns by leveraging the outstanding research Janus is known for. Our team of investment personnel has long demonstrated its skill at identifying high-quality companies that are creating value for shareholders. With this new product, we believe we can leverage this skill to identify companies that are either destroying value or giving us the opportunity to hedge away risk that we prefer not to take. It is important to understand that our approach to selling stocks short is philosophically consistent with our approach to buying stocks; namely, we will buy stocks we believe create value for shareholders and sell stocks short that we believe will destroy value for shareholders.

For investors familiar with Janus Adviser Contrarian Fund, a retail fund that I also manage, the investment philosophy is similar. We approach investing with the view that the best way to identify good investment opportunities is to invest where others are not. This is because we believe that companies that are well understood by the market are valued appropriately. By identifying companies that are misunderstood or out of favor, we invest when we believe there is relatively little downside, because such downside is already reflected in the market value. Conversely, if we are correct in our analysis, the upside has the potential to be very significant. This situation, where we believe the downside is limited yet the upside appears significant, offers what we describe as an asymmetrically positive relationship between risk and reward. By buying companies we feel have these attributes, we aim to build a portfolio that also has relatively less downside risk than upside potential.

Our process is designed around a careful analysis of return on invested capital (ROIC). ROIC measures how efficiently a company utilizes the assets from which it derives value. Because capital is not free, it is important that companies maximize the return they generates on assets they have purchased using shareholder capital. Not surprisingly, there is strong statistical evidence that companies that generate strong ROIC garner a higher market value than those that do not. Because of this, we try to invest in companies that are highly focused on maximizing ROIC and that we feel are taking the steps necessary to consistently improve the return on each dollar of shareholder capital. We also approach stock price valuation in this context. We look at value using discounted cash flows (DCF), and analyze the value in the context of ROIC. We will buy when we believe a company is not being valued appropriately by the public market relative to its ROIC.

We approach the process of selling short in the same fashion. We try to minimize risk on the downside (in this case if the stock were to go up) by identifying companies that we believe are over-valued relative to their ROIC. Companies that have an ROIC that is in decline, or that we feel are valued excessively in the public market relative to the returns they can generate, are candidates for being sold short. Once again, whether we are buying a company or selling a company short, the philosophical framework is the same: invest in companies that are creating value and sell short companies that are destroying value.

With respect to short sales, our primary goal is to identify companies that we believe will destroy value and are not recognized by the public markets as such. Because stocks tend to rise in the long-run and downside is theoretically unlimited when shorting (as upside is unlimited when long), we are very

136 Janus Adviser Series January 31, 2007

(unaudited)

careful to try to control risk on the short side. As I mentioned, our goal is to create a well balanced portfolio with reduced downside risk by employing a contrarian investment philosophy. For this reason, one should expect to see smaller positions on the short side, and we expect to employ very tight controls on risk management.

We will also periodically use hedging techniques to reduce risk that we do not want to accept, such as industry risk, by pairing two companies in similar industries. For example, when we believe that two companies are not valued appropriately relative to their returns, by buying one and selling the other we can reduce industry risk to isolate the specific value difference between the companies.

Contributors and Detractors

Glass manufacturer Owens-Illinois, an unrecognized value holding within the materials sector, was the Fund's largest single contributor to performance as investors have become more optimistic that the new CEO has the potential to accelerate the company's restructuring efforts. In comparison, Japanese financial institution Mitsubishi UFJ Financial was the most significant detractor.

In a sharply rising market, several of our short positions within industrials underperformed during the quarter, notwithstanding weak fundamentals at this late stage of the economic cycle and overly full valuations, which continue to support our negative view.

Outlook

We are very pleased with the first six-months' performance of Janus Adviser Long/Short Fund. We have been very successful with our long positions, and while the strength of the market has made it difficult to identify short candidates, we are confident in the positions we have taken. We will continue to leverage our outstanding research team to build a well balanced portfolio designed to generate strong risk-adjusted returns over the long-run.

Thank you for your investment in the Janus Adviser Long/Short Fund.

Janus Adviser Series January 31, 2007 137

Janus Adviser Long/Short Fund (unaudited)

Janus Adviser Long/Short Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Owens-Illinois, Inc.	6.43%
ICICI Bank, Ltd. (ADR)	3.52%
Liberty Global, Inc. - Class A	3.13%
Pantaloon Retail India, Ltd.	1.82%
CapitaLand, Ltd.	1.63%

5 Largest Detractors from Performance – Holdings

Contribution
ArvinMeritor, Inc.	(1.91)%
AGCO Corp.	(1.41)%
P.F. Chang's China Bistro, Inc.	(0.87)%
Streettracks SPDR Homebuilders ETF	(0.68)%
Gap, Inc.	(0.67)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Materials	7.61%	17.48%	2.95%
Real Estate	7.48%	25.05%	1.18%
Media	4.29%	12.04%	3.51%
Utilities	2.98%	8.91%	3.47%
Banks	2.75%	1.36%	5.76%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Automobiles & Components	(2.52)%	(3.18)%	0.56%
Capital Goods	(1.67)%	(0.60)%	8.59%
Other*	(0.16)%	0.24%	0.00%
Pharmaceuticals & Biotechnology	0.01%	0.02%	8.21%
Commercial Services & Supplies	0.11%	0.69%	0.56%

*Industry not classified by Global Industry Classification Standard.

Top Country Allocations – Net Long Positions (% Net Assets)

As of January 31, 2007

Emerging markets comprised 14.1% of total net assets.

138 Janus Adviser Series January 31, 2007

(unaudited)

Performance

Cumulative Total Return – for the period ended January 31, 2007

Since Inception*
Janus Adviser Long/Short Fund - A Shares
NAV	15.95%
MOP	9.28%
Janus Adviser Long/Short Fund - C Shares
NAV	15.59%
CDSC	14.44%
Janus Adviser Long/Short Fund - I Shares	16.21%
Janus Adviser Long/Short Fund - R Shares	15.67%
Janus Adviser Long/Short Fund - S Shares	15.88%
S&P 500® Index	14.26%
London Interbank Offered Rate (LIBOR)	2.65%

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption on Fund shares.

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team's ability to accurately anticipate the future value of a security. The Fund's losses are potentially unlimited in a short sale transaction. The Fund's use of short sales in effect leverages the Fund's portfolio. The Fund's use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund is classified as "nondiversified", meaning it has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

The Fund's performance for very short time periods may not be indicative of future performance.

*The Fund's inception date - August 1, 2006

Janus Adviser Series January 31, 2007 139

Janus Adviser Long/Short Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,159.50	$16.11
Hypothetical	$1,000.00	$1,010.28	$15.00
Expense Example - C Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,155.88	$20.13
Hypothetical	$1,000.00	$1,006.53	$18.74
Expense Example - I Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,162.10	$14.78
Hypothetical	$1,000.00	$1,011.53	$13.75
Expense Example - R Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,156.65	$18.79
Hypothetical	$1,000.00	$1,007.78	$17.49
Expense Example - S Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,158.80	$17.45
Hypothetical	$1,000.00	$1,009.04	$16.24

*Expenses are equal to the annualized expense ratios of 2.96% for A Shares, 3.70% for C shares, 2.71% for I Shares, 3.46% for R Shares and 3.21% for S Shares multiplied by the average account value over the period, multiplied by 184/365 ( to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

Due to certain investment strategies, the Fund may have an increased position in cash.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for three months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

140 Janus Adviser Series January 31, 2007

Janus Adviser Long/Short Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Common Stock - 95.2%
Aerospace and Defense - 1.6%
11,428	BAE Systems PLC	$94,482
6,725	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	272,699
		367,181
Agricultural Operations - 0.3%
98,000	Chaoda Modern Agriculture Holdings, Ltd.	69,210
Airport Development - Maintenance - 0.8%
67,861	Macquarie Airports	188,198
Apparel Manufacturers - 1.0%
11,281	Burberry Group PLC	146,829
1,005	V. F. Corp.	76,249
		223,078
Applications Software - 0.3%
7,425	Infotech Enterprises, Ltd.	63,254
Audio and Video Products - 0.9%
4,560	Sony Corp. (ADR)	211,265
Automotive - Cars and Light Trucks - 1.8%
1,378	BMW A.G.	84,374
4,045	Hyundai Motor Company, Ltd.**	289,548
2,262	Tata Motors, Ltd. (ADR)	45,919
		419,841
Beverages - Non-Alcoholic - 0.5%
2,180	Coca-Cola Co.	104,378
Brewery - 2.8%
2,010	Companhia de Bebidas das Americas (Preference Shares)(ADR)	103,977
6,638	Interbrew S.A.	427,995
4,713	SABMiller PLC	107,038
		639,010
Broadcast Services and Programming - 3.8%
15,579	Liberty Global, Inc. - Class A*,**	468,304
4,025	Liberty Media Holding Corp. - Class A*,**	411,758
		880,062
Building - Mobile Home and Manufactured Homes - 1.4%
7,895	Thor Industries, Inc.**	333,643
Building and Construction Products - Miscellaneous - 0.9%
5,555	Rinker Group, Ltd.	80,390
2,495	USG Corp.	133,732
		214,122
Building Products - Cement and Aggregate - 1.6%
10,543	Cemex S.A. de C.V. (ADR)*	373,011
Building Products - Wood - 0.6%
4,545	Masco Corp.**	145,395
Casino Hotels - 1.4%
3,900	Station Casinos, Inc.**	324,480
Chemicals - Specialty - 0.6%
2,545	Cytec Industries, Inc.**	148,170
Commercial Banks - 5.9%
1,151	Deutsche Postbank A.G.	99,047
12,731	ICICI Bank, Ltd. (ADR)**	562,073
34	Mitsubishi UFJ Financial Group, Inc.	412,867
39	Mizuho Financial Group, Inc.	281,709
		1,355,696

Shares or Principal Amount		Value
Commercial Services - Finance - 0.4%
4,540	Western Union Co.**	$101,424
Communications Software - 0.3%
5,275	Sasken Communications Technology, Ltd.	65,827
Computer Services - 1.9%
14,690	Ceridian Corp.*,**	440,259
Containers - Metal and Glass - 5.0%
1,490	Ball Corp.	69,017
48,762	Owens-Illinois, Inc.*,**	1,085,441
		1,154,458
Cosmetics and Toiletries - 0.3%
2,400	KOSE Corp.	69,830
Data Processing and Management - 0.3%
925	Dun & Bradstreet Corp.*	78,625
Dental Supplies and Equipment - 0.4%
2,091	Sirona Dental Systems, Inc.**	89,537
Diagnostic Kits - 0.6%
3,460	Dade Behring Holdings, Inc.	145,597
Distribution/Wholesale - 0.7%
48,000	Li & Fung, Ltd.	151,322
Diversified Minerals - 0.6%
4,115	Companhia Vale do Rio Doce (ADR)	139,622
Diversified Operations - 0.7%
2,520	Illinois Tool Works, Inc.**	128,495
763	Tyco International, Ltd. (U.S. Shares)**	24,324
		152,819
Electric - Generation - 2.6%
308,000	Datang International Power Generation Company, Ltd.**	312,812
87,449	National Thermal Power Corporation, Ltd.	281,264
		594,076
Electric - Integrated - 1.8%
118,300	Tenaga Nasional Berhad	416,012
Electronic Components - Miscellaneous - 0.4%
2,400	Hoya Corp.	87,225
Electronic Components - Semiconductors - 0.4%
917	Silicon-On-Insulator Technologies (SOITEC)*	27,254
5,210	Spansion, Inc. - Class A*,**	66,844
		94,098
Enterprise Software/Services - 2.1%
19,715	CA, Inc.**	484,003
Finance - Consumer Loans - 4.7%
3,555	Nelnet, Inc. - Class A*	98,367
21,465	SLM Corp.**	986,530
		1,084,897
Finance - Credit Card - 0.3%
3,400	AEON Credit Service Company, Ltd.	64,960
Finance - Investment Bankers/Brokers - 1.6%
3,450	E*TRADE Financial Corp.*,**	84,111
1,390	Merrill Lynch & Company, Inc.	130,048
2,490	UBS A.G. (U.S. Shares)**	156,895
		371,054
Food - Canned - 0.2%
1,780	TreeHouse Foods, Inc.*,**	53,062

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 141

Janus Adviser Long/Short Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Food - Diversified - 1.3%
25,845	Cadbury Schweppes PLC	$292,376
Food - Retail - 0.6%
2,031	Metro A.G.	139,110
Forestry - 2.3%
13,337	Plum Creek Timber Company, Inc.**	536,814
Hotels and Motels - 0.4%
1,905	Home Inns & Hotels Management, Inc. (ADR)*	85,230
Independent Power Producer - 1.1%
4,155	NRG Energy, Inc.*,**	249,009
Insurance Brokers - 0.3%
1,695	Willis Group Holdings, Ltd.**	69,258
Investment Companies - 1.0%
82,072	Macquarie Infrastructure Group	234,098
Leisure and Recreation Products - 0.4%
48,000	Li Ning Company, Ltd.	82,241
Machinery - Farm - 0.5%
1,220	Deere & Co.	122,342
Machinery - General Industrial - 0.6%
264,000	Shanghai Electric Group Company, Ltd.	129,340
Medical - HMO - 4.4%
19,628	Coventry Health Care, Inc.*,**	1,011,822
Medical Instruments - 0.3%
595	Intuitive Surgical, Inc.*	58,554
Medical Products - 1.3%
6,630	Varian Medical Systems, Inc.*,**	305,842
Metal - Diversified - 1.1%
24,990	Ivanhoe Mines, Ltd. (U.S. Shares)**	243,653
Metal Processors and Fabricators - 1.0%
31,307	Bharat Forge, Ltd.	237,099
Multimedia - 0.2%
2,345	Publishing & Broadcasting Ltd.	35,964
Oil and Gas Drilling - 0.5%
2,365	Helmerich & Payne, Inc.	63,453
1,960	Nabors Industries, Ltd.*	59,349
		122,802
Oil Companies - Exploration and Production - 2.2%
3,135	EOG Resources, Inc.**	216,723
7,415	Forest Oil Corp.*	236,686
2,470	Mariner Energy, Inc.*	49,672
		503,081
Oil Refining and Marketing - 0.8%
5,388	Reliance Industries, Ltd.	166,698
174	SK Corp.	13,303
		180,001
Pipelines - 0.7%
3,260	Kinder Morgan Management LLC*,**	161,370
Property and Casualty Insurance - 1.1%
440	White Mountains Insurance Group, Ltd.**	255,068
Public Thoroughfares - 0.4%
99,330	Sydney Roads Group	102,806
Publishing - Periodicals - 0.6%
13,115	Playboy Enterprises, Inc. - Class B*,**	144,790

Shares or Principal Amount		Value
Real Estate Management/Services - 3.4%
1,800	AEON Mall Company, Ltd.	$101,586
1,915	CB Richard Ellis Group, Inc.*,**	72,023
21,000	Mitsubishi Estate Company, Ltd.**	601,766
		775,375
Real Estate Operating/Development - 5.2%
77,000	CapitaLand, Ltd.	340,030
5,490	Lps Brasil Cons De Imoveis	61,386
141,000	New World Development Company, Ltd.	308,803
8,445	St. Joe Co.**	488,965
		1,199,184
Reinsurance - 1.2%
74	Berkshire Hathaway, Inc. - Class B*	271,384
REIT - Diversified - 1.3%
2,405	Vornado Realty Trust**	294,252
REIT - Office Property - 0.6%
13,165	American Financial Realty Trust**	147,185
REIT - Warehouse and Industrial - 1.3%
4,750	ProLogis	308,750
Respiratory Products - 1.0%
5,455	Respironics, Inc.*,**	232,383
Retail - Apparel and Shoe - 0.4%
1,558	Industria de Diseno Textil S.A.	88,617
Retail - Consumer Electronics - 0.3%
910	Yamada Denki Company, Ltd.	75,696
Retail - Home Furnishings - 0.2%
850	Nitori Company, Ltd.	39,505
Retail - Hypermarkets - 0.1%
32,000	Wumart Stores, Inc.ß,ºº	26,788
Retail - Major Department Stores - 1.8%
31,090	Pantaloon Retail India, Ltd.	327,238
520	Sears Holdings Corp.*	91,858
		419,096
Savings/Loan/Thrifts - 0.6%
4,555	Meta Financial Group, Inc.**	143,483
Semiconductor Components/Integrated Circuits - 1.8%
15,550	Cypress Semiconductor Corp.*	286,897
4,390	Marvell Technology Group, Ltd.*	80,293
4,965	Vimicro International Corp. (ADR)*,**	47,019
		414,209
Soap and Cleaning Preparations - 0.3%
1,346	Reckitt Benckiser PLC	64,943
Transportation - Equipment and Leasing - 0.4%
1,745	GATX Corp.**	79,572
Transportation - Services - 0.4%
855	C.H. Robinson Worldwide, Inc.	45,358
1,245	UTi Worldwide, Inc. (U.S. Shares)	37,848
		83,206
Transportation - Truck - 0.3%
1,765	Landstar System, Inc.	74,642
Total Common Stock (cost $20,079,043)		21,939,641
Short-Term U.S. Government Agencies - 9.5%
$2,200,000	Federal Home Loan Bank System 6.49%, 2/1/07 (amortized cost $2,200,000)	2,200,000
Total Investments (total cost $22,279,043) – 104.7%		24,139,641

See Notes to Schedules of Investments and Financial Statements.
142 Janus Adviser Series January 31, 2007

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Securities Sold Short - (43.3)%
Common Stock - (43.3)%
Airlines - (0.9)%
4,795	ExpressJet Holdings, Inc.*	$(37,449)
4,660	Korean Air Lines Co., Ltd. (U.S. Shares)*	(167,314)
		(204,763)
Apparel Manufacturers - (0.1)%
260	Hermes International (U.S. Shares)	(31,808)
Appliances - (1.6)%
4,059	Whirlpool Corp.	(371,114)
Automotive - Medium and Heavy Duty Trucks - (0.3)%
1,235	Oshkosh Truck Corp.	(65,208)
Automotive - Truck Parts and Equipment - Original - (1.4)%
16,640	ArvinMeritor, Inc.	(320,320)
Beverages - Non-Alcoholic - (0.7)%
10,746	Cott Corp. (U.S. Shares)*	(152,271)
Building - Mobile Home and Manufactured Homes - (1.2)%
5,375	Coachmen Industries, Inc.	(58,050)
14,775	Monaco Coach Corp.	(222,807)
		(280,857)
Building and Construction - Miscellaneous - (0.3)%
2,180	Insituform Technologies, Inc.*	(60,844)
Building Products - Doors and Windows - (0.7)%
12,766	PGT, Inc.*	(159,192)
Casino Hotels - (0.2)%
360	Wynn Resorts, Ltd.	(40,226)
Cellular Telecommunications - (1.7)%
50,660	Kongzhong Corp. (ADR)*	(397,174)
Commercial Banks - (2.9)%
383,000	Bank of China, Ltd. (U.S. Shares)*	(187,655)
10,872	Corus Bankshares, Inc.	(231,574)
940	First Horizon National Corp.	(40,984)
339,000	Industrial and Commercial Bank of China (U.S. Shares)*	(198,227)
		(658,440)
Commercial Services - Finance - (0.3)%
2,655	Heartland Payment Systems, Inc.	(70,782)
Computers - (0.2)%
3,850	Palm, Inc.*	(53,245)
Consumer Products - Miscellaneous - (0.2)%
2,745	Blyth, Inc.	(57,069)
Electronic Components - Semiconductors - (0.1)%
2,610	Micron Technology, Inc.*	(33,800)
Electronic Measuring Instruments - (1.5)%
4,810	FLIR Systems, Inc.*	(148,677)
3,880	Garmin, Ltd.	(194,854)
		(343,531)
Financial Guarantee Insurance - (1.9)%
8,574	Triad Guaranty, Inc.*	(441,561)
Food - Dairy Products - (0.2)%
1,095	Dean Foods Co.*	(48,454)
Food - Wholesale/Distribution - (0.2)%
1,430	United Natural Foods, Inc.*	(47,247)
Footwear and Related Apparel - (0.7)%
2,200	Crocs, Inc.*	(110,748)
618	Tod's S.P.A. (U.S. Shares)	(53,478)
		(164,226)

Shares or Principal Amount		Value
Garden Products - (0.3)%
1,215	Toro Co.	$(62,293)
Healthcare Safety Devices - (0.2)%
4,490	Cardiac Science Corp.*	(41,218)
Home Furnishings - (0.3)%
1,920	Furniture Brands International, Inc.	(32,006)
2,355	La-Z-Boy, Inc.	(30,333)
		(62,339)
Human Resources - (0.2)%
1,950	AMN Healthcare Services, Inc.*	(50,466)
Internet Content-Entertainment - (0.5)%
5,180	Netflix, Inc.*	(118,104)
Investment Companies - (5.3)%
736	iShares Dow Jones U.S. Total Market Index Fund	(51,513)
45,000	iShares India ETF	(269,161)
810	iShares MSCI Brazil Index Fund	(38,271)
3,000	iShares MSCI Emerging Markets Index	(342,900)
1,260	iShares Russell 1000 Growth Index Fund	(71,152)
680	iShares Russell 2000 Growth Index Fund	(54,618)
835	iShares Russell 2000 Value Index Fund	(67,769)
1,480	Market Vectors Steel Index Fund	(74,903)
1,790	Materials Select Sector SPDR Trust	(65,228)
1,500	Semiconductor HOLDRs Trust	(50,714)
475	SPDR Trust Series 1	(68,305)
820	Vanguard Telecommunication Services ETF	(62,976)
		(1,217,510)
Investment Management and Advisory Services - (0.2)%
1,445	Calamos Asset Management, Inc. - Class A	(39,579)
Life and Health Insurance - (0.1)%
7,000	China Life Insurance Co.	(20,632)
Machinery - Construction and Mining - (1.1)%
4,623	Terex Corp.*	(263,002)
Machinery - Farm - (2.5)%
16,875	AGCO Corp.*	(573,244)
Machinery - General Industrial - (0.2)%
515	Volvo AB. (ADR)	(37,868)
Medical - Biomedical and Genetic - (0.5)%
11,330	Millennium Pharmaceuticals, Inc.*	(125,763)
Medical Instruments - (0.3)%
2,290	AngioDynamics, Inc.*	(60,456)
Medical Products - (2.5)%
9,310	Zoll Medical Corp.*	(583,923)
Multi-Line Insurance - (0.3)%
615	Allstate Corp.	(36,998)
805	Cincinnati Financial Corp.	(36,016)
		(73,014)
Oil Companies - Exploration and Production - (1.7)%
7,940	Murphy Oil Corp.	(394,697)
Optical Supplies - (1.2)%
7,375	Advanced Medical Optics, Inc.*	(271,031)
Pharmacy Services - (0.4)%
1,295	Express Scripts, Inc. - Class A*	(90,028)
Physical Therapy and Rehabilitation Centers - (0.3)%
1,615	Psychiatric Solutions, Inc.*	(62,888)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 143

Janus Adviser Long/Short Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Power Converters and Power Supply Equipment - (0.3)%
601	Schneider Electric S.A. (U.S. Shares)	$(72,888)
Property and Casualty Insurance - (1.0)%
106,000	PICC Property and Casualty Company, Ltd.*	(63,194)
1,525	Progressive Corp.	(35,365)
2,530	QBE Insurance Group, Ltd. (U.S. Shares)	(60,794)
1,050	SAFECO Corp.	(67,210)
		(226,563)
Recreational Centers - (0.2)%
1,040	LIFE TIME FITNESS, Inc.*	(56,368)
Recreational Vehicles - (0.2)%
2,395	Artic Cat, Inc.	(44,188)
Retail - Discount - (0.2)%
1,250	Citi Trends, Inc.*	(49,262)
Retail - Pawn Shops - (1.5)%
20,517	EZCORP, Inc.*	(343,249)
Retail - Restaurants - (0.9)%
3,305	BJ's Restaurants, Inc.*	(67,422)
3,830	P.F. Chang's China Bistro, Inc.*	(151,706)
		(219,128)
Savings/Loan/Thrifts - (0.5)%
805	Downey Financial Corp.	(57,590)
800	FirstFed Financial Corp.*	(55,160)
		(112,750)
Steel - Producers - (2.3)%
8,327	Mittal Steel Company N.V. (U.S. Shares)*	(390,930)
935	Nucor Corp.	(60,345)
985	United States Steel Corp.	(82,238)
		(533,513)
Telecommunication Services - (0.8)%
30,540	Vonage Holdings Corp.*	(173,467)
Total Securities Sold Short (Proceeds $9,753,541)		(9,981,563)
Cash, Receivables and Other Assets, net of Liabilities – 38.6%		8,917,340
Net Assets – 100%		$23,075,418

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Australia	$641,455	2.7%
Belgium	427,995	1.8%
Bermuda	384,546	1.6%
Brazil	577,684	2.4%
Canada	243,653	1.0%
Cayman Islands	201,458	0.8%
China	468,940	1.9%
France	27,254	0.1%
Germany	322,531	1.3%
Hong Kong	308,803	1.3%
India	1,749,372	7.2%
Japan	1,946,408	8.1%
Malaysia	416,012	1.7%
Mexico	373,011	1.5%
Singapore	340,030	1.4%
South Korea	302,850	1.3%
Spain	88,617	0.4%
Switzerland	156,895	0.7%
United Kingdom	743,515	3.1%
United States††	14,418,612	59.7%
Total	$24,139,641	100.0%

††Includes Short-Term Securities (50.6% excluding Short-Term Securities)

Summary of Investments by Country - (Short Positions)

Country	Value	% of Investment Securities
Australia	$(60,794)	0.6%
Canada	(152,271)	1.5%
Cayman Islands	(592,028)	5.9%
China	(469,707)	4.7%
France	(104,695)	1.1%
Italy	(53,478)	0.5%
Netherlands	(390,930)	3.9%
Singapore	(269,161)	2.7%
South Korea	(167,314)	1.7%
Sweden	(37,868)	0.4%
United States	(7,683,318)	77.0%
Total	$(9,981,563)	100.0%

Value
Schedule of Written Options - Calls
Sirona Dental Systems, Inc. Expires June 2007 15 contracts Exercise price $45.00	$(4,950)
Spansion, Inc. Expires July 2007 39 contracts Exercise price $17.50	$(1,365)
Total Options Written - Calls
54 contracts (Premiums received $9,213)	$(6,315)

See Notes to Schedules of Investments and Financial Statements.
144 Janus Adviser Series January 31, 2007

Janus Adviser Flexible Bond Fund (unaudited)

Fund Snapshot

This bond fund adjusts its allocations among different types of bonds in an attempt to take advantage of ever-changing market conditions.

Ronald Speaker

portfolio manager

Market Overview

For the six-month period ended January 31, 2007, Janus Adviser Flexible Bond Fund's Class S Shares returned 3.60%, slightly underperforming the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, which returned 3.65%.

The bond market remained volatile during the period, as investors tried to assess the outlook for economic growth, commodity price inflation and Federal Reserve (Fed) monetary policy. After raising the overnight lending rate by 100 basis points in the first half of 2006, the Fed returned to the sidelines in August, voting to leave the overnight lending rate unchanged. This was the first pause in credit tightening since June 2004. The Fed's decision came against a backdrop of retreating energy prices and moderating activity in the housing market, which helped to ease fears of an overheating economy. The Fed continued to hold its fire through the rest of the performance period, and the Federal Funds rate remained unchanged at 5.25% through the end of January 2007.

As the pause in Fed credit tightening sparked hopes for a possible rate cut in the foreseeable future, bond yields dropped sharply in the third quarter. The 10-year Treasury bond yield declined to roughly 4.45% by early December, more than 50 basis points below its level at the end of July. By year-end, however, positive economic data eased recession fears and dampened hopes for a near-term Fed rate cut. As a result, the 10-year Treasury yield moved off its earlier lows, ending January at 4.83%, still below its level at the start of the performance period. The two-year Treasury note yield ended the period at 4.94%, only slightly below its level at the end of July, and the yield curve remained inverted.

Against this backdrop, the corporate credit market gained support from generally healthy earnings growth, sound credit quality and a strengthening equity market. Spreads continued to narrow, particularly in the high-yield sector, against a backdrop of abundant liquidity, healthy economic growth, and relatively low default risk. Nonetheless, bond investors have become increasingly concerned over a rash of shareholder-friendly activities, including stock repurchase initiatives and leveraged buy-outs, that have added to corporate debt levels in recent months.

Strategy in This Environment

Our performance over the past six months benefited from our flexible investment approach, which enabled us to respond to changing market dynamics even as we remained committed to careful credit selection and rigorous fundamental research. As we saw growing evidence of moderating economic growth in late summer, we shifted from a market-neutral to a more overweight duration relative to our benchmark. This strategy helped the Fund to more fully participate in the third-quarter rally. On the downside, our decision to extend duration worked against our relative performance later in the period, as bond yields corrected upward in December.

Fund performance was also aided by our decision to adopt a more overweight position in corporate bonds, as we pursued better yields and risk/return opportunities. We also traded some Treasury holdings for agency-backed bonds, which offered more attractive carry and yield opportunities. Our relative results were also supported by our above-market stake in mortgage-backed securities, which performed well relative to other areas of the fixed-income market.

Select Corporate Bonds Benefited Performance

A number of corporate bond holdings contributed positively to results. One standout was Liberty Mutual, a property and casualty underwriter which benefited from a milder hurricane season, and thus lower losses, as compared to last year. The company has also launched a new secure online management system to help workers track their compensation claims. Another casualty underwriter that contributed to performance was Kingsway Financial, a company that focuses on non-standard auto insurance. Kingsway Financial benefited from continued solid earnings growth and similar low losses as those experienced by Liberty Mutual.

We also benefited from our strategy surrounding Hospital Corporation of America, known as HCA. HCA is a credit we have followed for years with several on-site company visits. Early in 2006, we became concerned that the company was starting to pursue more shareholder-friendly actions, such as buying back stock, and as a result we sold our bonds. Subsequently, in July, the company initiated one of the largest leveraged buyouts in history, which further harmed bondholders. Following the announcement of this buyout, the

Janus Adviser Series January 31, 2007 145

Janus Adviser Flexible Bond Fund (unaudited)

entire healthcare sector declined. This provided an attractive entry point to initiate a new investment in HCA later in the period. The resulting overweight exposure to the healthcare sector helped the Fund's relative performance, as the bonds recovered. In particular, our investment in the new HCA bonds, issued after the buyout, provided us with an attractively priced opportunity to gain exposure to an asset-heavy company with strong cash-flow-generation potential.

A small exposure to hybrid securities also supported performance. Hybrid securities allow high quality issuers to borrow money from the capital markets without dramatically impacting their credit ratings. Investors with a research edge can isolate subordination risk from overall credit risk, and can benefit from the potentially higher yields associated with a subordinated position in the capital structure of a high quality company. Within this segment, our investment in Resona was a strong contributor to performance, as the Japanese bank benefited from the perceived recovery in Japan and the global search for higher yields.

Government Bonds and Select Corporate Securities Hindered Performance

While our Treasury holdings participated in the third-quarter market rally, our relative performance suffered later in the period as the longer duration of our government holdings left us more vulnerable to the subsequent back-up in bonds yields.

Detractors among our corporate bond holdings included Diageo, an international drinks distributor, which experienced some spread widening in the fourth quarter despite reporting strong earnings growth and healthy profit guidance. The company's continued stock repurchase program has effectively put the interests of shareholders before those of bond investors, and likely contributed to the underperformance of Diageo's bonds.

Strategy in the Months Ahead

As we look ahead, we caution that the outlook for the economy and Fed monetary policy has reached an inflection point. On one hand, if economic growth remains relatively solid, the Fed will likely maintain a "wait and see" approach, leaving rates unchanged. On the other hand, signs of a dramatic slowdown in economic growth could prompt the Fed to cut rates, but would also raise concerns over corporate earnings performance and credit quality. So far, the economic data have been mixed, making it difficult to project the near-term direction of the economy and the likely Fed response. Policymakers and investors alike will be scrutinizing economic and inflation reports over the coming months as they try to gain more certainty on the outlook.

Nonetheless, we are heartened to find ourselves in a lower interest rate environment backed by relatively healthy corporate earnings growth and credit quality. This is a constructive investment environment, as the demand for credit (bonds) from U.S. and international investors continues to create good liquidity in the corporate bond market. The need for yield and the ability to put large amounts of money to work in the U.S. bond market makes our corporate market the most sought after of all global bond markets. In this environment, the Fund will likely pursue a more neutral duration position over the near-term, while we attempt to add value through corporate and mortgage-backed security products, as well as through bottom-up company analysis. Above all, we believe that the Fund is well positioned to capitalize on our intensive credit research, and we continue to look to our flexible investment mandate to help us navigate the changing market dynamics.

Thank you for your investment and trust in Janus Adviser Flexible Bond Fund.

146 Janus Adviser Series January 31, 2007

(unaudited)

Janus Adviser Flexible Bond Fund At a Glance

Fund Profile

January 31, 2007
Weighted Average Maturity	7.0 Years
Average Modified Duration*	4.4 Years
30-Day Current Yield**
A Shares at NAV
Without Reimbursement	4.52%
With Reimbursement	4.91%
A Shares at MOP
Without Reimbursement	4.31%
With Reimbursement	4.68%
C Shares***
Without Reimbursement	3.75%
With Reimbursement	4.14%
I Shares
Without Reimbursement	4.80%
With Reimbursement	5.16%
R Shares
Without Reimbursement	4.05%
With Reimbursement	4.40%
S Shares
Without Reimbursement	4.30%
With Reimbursement	4.66%
Weighted Average Fixed Income Credit Rating	AA
Number of Bonds/Notes	269

*  A theoretical measure of price volatility

**  Yield will fluctuate

***  Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Net Assets)

January 31, 2007
AAA	63.9%
AA	5.9%
A	4.8%
BBB	12.4%
BB	5.7%
B	3.2%
Other	4.1%

†Rated by Standard & Poor's

Significant Areas of Investment – (% of Net Assets) As of January 31, 2007	Asset Allocation – (% of Net Assets) As of January 31, 2007

  Emerging markets comprised 0.9% of total net assets.

Janus Adviser Series January 31, 2007 147

Janus Adviser Flexible Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2007

	Fiscal Year-to-Date	One Year		Five Year		Ten Year	Since Inception*
Janus Adviser Flexible Bond Fund - A Shares
NAV	3.70%	4.13%		4.80%		5.73%	6.51%
MOP	(1.14)%	(0.80)%		3.91%		5.33%	6.35%
Janus Adviser Flexible Bond Fund - C Shares
NAV	3.32%	3.35%		4.26%		5.10%	5.81%
CDSC	2.31%	2.36%
Janus Adviser Flexible Bond Fund - I Shares	3.89%	4.44%		4.80%		5.73%	6.51%
Janus Adviser Flexible Bond Fund - R Shares	3.45%	3.67%		4.49%		5.44%	6.28%
Janus Adviser Flexible Bond Fund - S Shares	3.60%	3.83%		4.80%		5.73%	6.51%
Lehman Brothers Aggregate Bond Index	3.65%	4.28%		4.88%		6.20%	5.97%
Lipper Quartile - S Shares	–	3	rd	2	nd	N/A**	N/A**
Lipper Ranking - S Shares based on total returns for Intermediate Investment Grade Debt Funds	–	266/501		101/370		N/A**	N/A**

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class A Shares' estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class I Shares' estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

*The predecessor fund's inception date - September 13, 1993

**The Lipper ranking for the Fund's S Shares is not available.

148 Janus Adviser Series January 31, 2007

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,037.00	$4.12
Hypothetical (5% return before expenses)	$1,000.00	$1,021.16	$4.09
Expense Example - C Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,033.18	$7.96
Hypothetical (5% return before expenses)	$1,000.00	$1,017.38	$7.89
Expense Example - I Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,038.93	$2.85
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	$2.83
Expense Example - R Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,034.55	$6.69
Hypothetical (5% return before expenses)	$1,000.00	$1,018.63	$6.63
Expense Example - S Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,035.97	$5.39
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35

*Expenses are equal to the annualized expense ratio of 0.80% for A Shares, 1.55% for C Shares, 0.55% for I Shares, 1.30% for R Shares and 1.05% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Janus Adviser Series January 31, 2007 149

Janus Adviser Flexible Bond Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Corporate Bonds - 28.1%
Agricultural Operations - 0.2%
$80,000	Bunge Limited Finance Corp., 4.375% company guaranteed notes, due 12/15/08	$78,234
Automotive - Cars and Light Trucks - 0.1%
50,000	General Motors Corp., 7.745% bank loan, due 11/29/13‡	50,394
Building and Construction Products - Miscellaneous - 0.3%
125,000	CRH America, Inc., 6.00% company guaranteed notes, due 9/30/16	126,170
Building Products - Cement and Aggregate - 0.7%
100,000	C5 Capital S.P.V., Ltd., 6.196% debentures, due 12/29/49 (144A)‡,§	98,774
100,000	C10 Capital S.P.V., Ltd., 6.722% debentures, due 12/29/49 (144A)‡,§	99,365
	Lafarge S.A.:
50,000	6.50%, notes, due 7/15/16**	51,985
50,000	7.125%, notes, due 7/15/36**	54,178
		304,302
Cable Television - 2.0%
	Comcast Corp.:
170,000	5.85%, company guaranteed notes due 1/15/10	172,336
210,000	6.50%, company guaranteed notes due 1/15/17	219,786
75,000	6.45%, company guaranteed notes due 3/15/37	75,242
250,000	Cox Communications, Inc., 4.625% notes, due 1/15/10	244,339
	CSC Holdings, Inc.:
9,909	7.12063%, bank loan, due 3/30/13‡	9,932
51,813	7.12%, bank loan, due 3/30/13‡	51,930
76,813	7.11%, bank loan, due 3/30/13‡	76,987
41,451	7.11%, bank loan, due 3/30/13‡	41,544
		892,096
Casino Hotels - 0.3%
130,000	Hard Rock Hotel, Inc., 8.875% notes, due 6/1/13	140,888
Cellular Telecommunications - 0.6%
125,000	Nextel Communications, Inc., 6.875% company guaranteed notes, due 10/31/13	126,746
135,000	Rogers Wireless Communications, Inc. 7.61625%, secured notes, due 12/15/10‡	137,700
		264,446
Commercial Banks - 0.8%
185,000	ICICI Bank, Ltd., 7.25% bonds, due 10/31/16 (144A)‡	190,157
45,000	PartnerRe Finance, 6.44% company guaranteed notes, due 12/1/66‡	44,788
74,000	Shinsei Bank, Ltd., 6.418% bonds, due 1/20/49 (144A)‡	73,568
65,000	Standard Chartered PLC, 6.409% subordinated notes, due 12/29/49 (144A)‡	63,941
		372,454
Commercial Services - 0.1%
50,000	Iron Mountain, Inc., 8.625% company guaranteed notes, due 4/1/13	51,375

Shares or Principal Amount		Value
Computer Services - 0.2%
$80,000	SunGard Data Systems, Inc., 9.125% company guaranteed notes, due 8/15/13	$84,200
Computers - Memory Devices - 0.1%
50,000	Seagate Technology HDD Holdings 6.375%, company guaranteed notes due 10/1/11	49,875
Consumer Products - Miscellaneous - 0.1%
50,000	Visant Holding Corp., 8.75% senior notes, due 12/1/13	52,500
Containers - Metal and Glass - 0.5%
136,000	Owens-Brockway Glass Container, Inc. 8.875%, company guaranteed notes due 2/15/09	139,060
100,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	100,500
		239,560
Diversified Financial Services - 1.0%
	General Electric Capital Corp.:
310,000	4.875%, notes, due 10/21/10	306,190
165,000	4.375%, unsecured notes, due 11/21/11	158,782
		464,972
Diversified Minerals - 0.1%
40,000	Vale Overseas, Ltd., 6.875% company guaranteed notes, due 11/21/36	40,710
Diversified Operations - 0.6%
25,000	3M Co., 5.125% notes, due 11/6/09	24,973
50,000	Crane, Co., 6.55% senior unsecured notes, due 11/15/36	49,350
175,000	Textron, Inc., 6.375% notes, due 11/15/08	177,797
		252,120
Diversified Operations - Commercial Services - 0.2%
	Aramark Corp.:
2,304	0%, bank loan, due 1/26/14‡	2,329
32,696	0%, bank loan, due 1/26/14‡	33,041
40,000	8.50%, senior notes, due 2/1/15 (144A)	40,950
		76,320
Electric - Generation - 0.2%
90,000	Edison Mission Energy, 7.75% senior unsecured notes, due 6/15/16	95,175
Electric - Integrated - 2.6%
75,000	Consolidated Edison, Inc., 5.50% debentures, due 9/15/16	74,421
130,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	126,859
250,000	Monongahela Power Co., 6.70% first mortgage notes, due 6/15/14	264,007
135,000	Pacific Gas and Electric Co., 4.80% unsecured notes, due 3/1/14	129,336
	Southern California Edison Co.:
270,000	7.625%, notes, due 1/15/10	285,284
90,000	6.00%, first mortgage notes, due 1/15/34	91,021
	TXU Corp.:
110,000	4.80%, senior notes, due 11/15/09	107,167
70,000	6.50%, senior notes, due 11/15/24	64,823
		1,142,918

See Notes to Schedules of Investments and Financial Statements.
150 Janus Adviser Series January 31, 2007

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Electronic Components - Semiconductors - 0.3%
$48,757	Advanced Micro Devices, Inc., 7.62% bank loan, due 12/31/13‡	$49,131
30,000	Freescale Semiconductor, Inc., 7.36938% bank loan, due 12/02/13‡	30,188
45,000	Spansion LLC, 8.37531% bank loan, due 11/1/12‡	45,188
		124,507
Finance - Auto Loans - 0.9%
	Ford Motor Credit Co.:
50,000	9.75%, senior unsecured notes due 9/15/10 (144A)	53,335
145,000	9.95688%, notes, due 4/15/12‡	157,201
	General Motors Acceptance Corp.:
120,000	6.125%, notes, due 8/28/07	120,033
55,000	6.75%, notes, due 12/1/14	55,804
		386,373
Finance - Consumer Loans - 0.2%
95,000	John Deere Capital Corp., 4.875% notes, due 10/15/10	93,214
Finance - Investment Bankers/Brokers - 1.3%
	E*TRADE Financial Corp.:
45,000	8.005%, senior notes, due 6/15/11	46,969
130,000	7.375%, senior notes, due 9/15/13	134,874
	Goldman Sachs Group, Inc.:
95,000	5.75%, senior notes, due 10/1/16	.95,409
130,000	5.625%, subordinated notes, due 1/15/17	128,328
	Jefferies Group, Inc.:
50,000	5.50%, senior notes, due 3/15/16	48,325
135,000	6.25%, senior unsecured notes due 1/15/36	129,095
		583,000
Finance - Leasing Companies - 0.5%
220,000	Orix Corp., 5.48% unsubordinated notes, due 11/22/11	218,536
Financial Guarantee Insurance - 0.2%
70,000	Financial Security Assurance Holdings, Ltd. 6.40%, junior subordinated debentures due 12/15/66 (144A)‡	70,132
Food - Retail - 0.1%
60,000	Stater Brothers Holdings, Inc., 8.125% senior notes, due 6/15/12	60,900
Foreign Government - 0.4%
185,000	Quebec Province, 6.125% unsecured notes, due 1/22/11	190,934
Gas - Distribution - 0.1%
60,000	Southern Star Central Corp., 6.00% notes, due 6/1/16 (144A)	59,550
Independent Power Producer - 0.4%
	NRG Energy, Inc.:
157,681	7.36375%, bank loan, due 2/1/13‡	159,044
13,203	7.36375%, bank loan, due 2/1/13‡	13,298
		172,342
Investment Management and Advisory Services - 1.4%
185,000	Ameriprise Financial, Inc., 7.5185% junior subordinated notes, due 6/1/66‡	201,990

Shares or Principal Amount		Value
Investment Management and Advisory Services - (continued)
$185,000	Franklin Resources, Inc., 3.70% notes, due 4/15/08	$180,939
	Nuveen Investments:
120,000	5.00%, senior notes, due 9/15/10	117,649
150,000	5.50%, senior notes, due 9/15/15	145,787
		646,365
Life and Health Insurance - 0.6%
80,000	Americo Life, Inc., 7.875% notes, due 5/1/13 (144A)§	83,620
160,000	StanCorp Financial Group, Inc., 6.875% senior notes, due 10/1/12	167,470
		251,090
Medical - Hospitals - 0.6%
250,000	HCA, Inc., 9.25%, secured notes due 11/15/16 (144A)	265,625
Metal - Aluminum - 0.1%
	Alcoa, Inc.:
30,000	5.55%, notes, due 2/1/17	29,818
30,000	5.9%, bonds, due 2/1/27	29,652
		59,470
Multi-Line Insurance - 0.2%
80,000	Metlife, Inc., 6.40% junior subordinated notes, due 12/15/36	80,151
Multimedia - 0.3%
65,000	Time Warner, Inc., 6.50% company guaranteed notes, due 11/15/36	64,695
50,000	Viacom, Inc., 6.25% senior notes, due 4/30/16	49,807
		114,502
Mutual Insurance - 0.3%
130,000	Liberty Mutual Group, 7.50% bonds, due 8/15/36 (144A)§	141,344
Non-Hazardous Waste Disposal - 0.7%
170,000	Allied Waste Industries, Inc., 6.50% secured notes, due 11/15/10	170,212
155,000	Waste Management, Inc., 7.375% senior notes, due 8/1/10	164,162
		334,374
Office Automation and Equipment - 0.7%
290,000	Xerox Corp., 6.75% senior unsecured notes, due 2/1/17	297,250
Oil Companies - Exploration and Production - 1.2%
	Apache Corp.:
30,000	5.625%, notes, due 1/15/17	30,011
80,000	6.00%, notes, due 1/15/37	79,670
125,000	Kerr-McGee Corp., 6.875% secured notes, due 9/15/11	131,285
47,000	Magnum Hunter Resources, Inc., 9.60% company guaranteed notes, due 3/15/12	49,291
	Pemex Project Funding Master Trust:
35,000	5.75%, company guaranteed note due 12/15/15	34,125
45,000	8.625%, company guaranteed notes due 2/1/22‡	55,013
60,000	Ras Laffan LNG III, 5.838% bonds, due 9/30/27 (144A)	56,744

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 151

Janus Adviser Flexible Bond Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - (continued)
$100,000	Sabine Pass LNG L.P., 7.50% secured notes, due 11/30/16 (144A)	$98,250
		534,389
Oil Companies - Integrated - 0.2%
80,000	Marathon Oil Corp., 6.85% notes, due 3/1/08	80,988
Paper and Related Products - 0.3%
	Georgia Pacific Corporation, Inc.:
10,253	7.36375%, bank loan, due 12/20/12‡	10,341
11,456	7.36375%, bank loan, due 12/20/12‡	11,554
91,646	7.35313%, bank loan, due 12/20/12‡	92,435
5,728	7.345%, bank loan, due 12/20/12‡	5,777
		120,107
Photo Equipment and Supplies - 0.2%
	Eastman Kodak Co.:
22,975	7.57%, bank loan, due 10/18/12‡	23,025
23,207	7.57%, bank loan, due 10/18/12‡	23,257
26,389	0%, bank loan, due 10/18/12‡	26,447
		72,729
Pipelines - 1.1%
185,000	El Paso Corp., 7.625% senior notes, due 9/1/08	189,163
	Kinder Morgan Energy Partners:
65,000	6.00%, notes, due 2/1/17	65,193
45,000	6.50%, bonds, due 2/1/37	45,058
50,000	Kinder Morgan Finance Co., 5.70% company guaranteed notes, due 1/5/16	46,604
	ONEOK Partners L.P.:
75,000	6.15%, company guaranteed notes due 10/1/16	75,951
65,000	6.65%, company guaranteed notes due 10/1/36	66,920
		488,889
Property and Casualty Insurance - 0.6%
215,000	Kingsway America, Inc., 7.50% senior notes, due 2/1/14	216,619
55,000	Markel Corp., 7.35% senior notes due 8/15/34	58,562
		275,181
Publishing - Periodicals - 0.4%
45,000	Dex Media East LLC, 12.125%, company guaranteed notes, due 11/15/12	49,500
	Idearc, Inc.:
60,000	7.33%, bank loan, due 11/17/14‡	60,461
50,000	8.00%, senior notes, due 11/15/16(144A)§	50,8
		160,774
Reinsurance - 0.2%
100,000	Berkshire Hathaway, Inc., 4.625% company guaranteed notes due 10/15/13	95,681
Retail - Building Products - 0.2%
	Home Depot, Inc.:
45,000	5.25%, senior unsecured notes due 12/16/13	44,519
65,000	5.875%, senior unsecured notes due 12/16/36	63,345
		107,864

Shares or Principal Amount		Value
Retail - Drug Store - 0.2%
$75,000	CVS Corp., 5.75% senior unsecured notes, due 8/15/11	$75,771
Retail - Pet Food and Supplies - 0%
15,000	Petco Animal Supplies, Inc., 8.10% bank loan, due 10/28/13	15,134
Retail - Regional Department Stores - 0%
	Neiman Marcus Group, Inc.:
291	7.595%, bank loan, due 4/6/13‡	294
19,506	7.60250%, bank loan, due 4/6/13‡	19,698
		19,992
Rubber - Tires - 0.1%
35,000	Goodyear Tire & Rubber Co., 8.625% senior notes, due 12/1/11 (144A)	36,838
Satellite Telecommunications - 0.2%
80,000	INTELSAT Bermuda, 7.10% bank loan, due 2/1/14‡	80,550
Savings/Loan/Thrifts - 0.6%
35,000	Sovereign Bancorp, Inc., 4.80% senior notes, due 9/1/10 (144A)	34,139
115,000	Webster Bank, 5.875% subordinated notes, due 1/15/13	114,545
95,000	Webster Capital Trust II, 10.00% company guaranteed notes, due 4/1/27	100,165
		248,849
Schools - 0.1%
36,915	Education Management LLC, 7.875% bank loan, due 6/1/13‡	37,228
Special Purpose Entity - 0.9%
103,000	JPMorgan Chase Capital XX, 6.55% junior subordinated notes, due 9/29/36	105,240
210,000	OneAmerica Financial Partners, 7.00% bonds, due 10/15/33 (144A)	215,636
120,000	Resona Preferred Securities, Ltd., 7.191% bonds, due 12/29/49 (144A)**,‡	125,500
		446,376
Telecommunication Services - 0.1%
65,000	Embarq Corp., 7.082% senior unsecured notes, due 6/1/16	66,044
Telephone - Integrated - 0.7%
190,000	BellSouth Corp., 4.75% senior unsecured notes, due 11/15/12	183,304
45,000	Qwest Corp., 7.74125% senior notes, due 6/15/13‡	49,050
75,000	Telefonica Emisiones S.A.U., 5.984% company guaranteed notes, due 6/20/11**	76,191
		308,545
Transportation - Equipment and Leasing - 0.3%
135,000	GATX Corp., 5.50% senior notes, due 2/15/12	133,432
Transportation - Railroad - 0.3%
155,000	Kansas City Southern, 7.50% company guaranteed notes, due 6/15/09	157,131

See Notes to Schedules of Investments and Financial Statements.
152 Janus Adviser Series January 31, 2007

Schedule of Investments (unaudited)

As of January 31, 2007

	Shares or Principal Amount		Value
	Transportation - Services - 0.2%
	$75,000	Fedex Corp., 5.50% company guaranteed notes, due 8/15/09	$75,097
Total Corporate Bonds (cost $12,500,681)			12,565,957
	Foreign Bonds - 0.3%
	Cable Television - 0.3%
EUR	82,170	Telenet Communications N.V., 9.00% senior notes, due 12/15/13** (cost $104,487)	117,271
	Mortgage Backed Securities - 43.8%
	U.S. Government Agencies - 43.8%
		Fannie Mae:
	$195,410	7.00%, due 9/1/14	200,986
	48,330	6.50%, due 11/1/17	49,422
	143,073	5.00%, due 11/1/18	140,254
	269,109	4.50%, due 5/1/19	258,521
	255,477	4.50%, due 5/1/19	245,425
	115,929	4.50%, due 5/1/19	111,368
	252,546	5.00%, due 8/1/19	247,266
	53,235	5.50%, due 8/1/19	53,062
	95,457	5.50%, due 9/1/19	95,148
	31,670	5.50%, due 9/1/19	31,587
	30,668	4.50%, due 4/1/20	29,438
	32,236	4.50%, due 9/1/20	30,943
	160,718	6.00%, due 10/1/21	162,525
	336,118	5.50%, due 9/1/24	332,881
	240,710	5.00%, due 5/1/25	233,056
	49,185	7.00%, due 11/1/28	50,754
	57,716	6.50%, due 2/1/31	59,276
	129,892	7.00%, due 2/1/32	134,035
	118,718	6.50%, due 5/1/32	121,668
	52,646	6.50%, due 7/1/32	53,838
	362,042	6.00%, due 10/1/32	364,543
	520,046	5.50%, due 2/1/33	512,907
	84,804	6.50%, due 3/1/33	86,725
	264,297	5.00%, due 11/1/33	254,241
	203,453	5.50%, due 11/1/33	200,622
	633,141	5.00%, due 3/1/34	609,053
	255,453	5.00%, due 4/1/34	245,590
	96,763	5.00%, due 4/1/34	93,081
	88,356	5.00%, due 7/1/34	84,944
	395,607	6.00%, due 7/1/34	398,470
	146,770	6.50%, due 8/1/34	150,184
	27,204	6.50%, due 9/1/34	27,923
	356,689	5.50%, due 11/1/34	351,495
	258,256	6.00%, due 1/1/35	259,600
	128,019	5.50%, due 3/1/35	125,989
	331,536	5.00%, due 5/1/35	318,308
	163,316	4.50%, due 6/1/35	152,094
	73,431	5.00%, due 7/1/35	70,501
	244,728	5.50%, due 7/1/35	240,847
	106,394	5.00%, due 9/1/35	102,148
	499,224	5.50%, due 9/1/35	491,308
	204,586	6.00%, due 9/1/35	205,694
	157,783	4.50%, due 9/1/35	146,942
	164,384	4.50%, due 9/1/35	153,089
	243,138	5.50%, due 12/1/35	239,283
	56,009	6.00%, due 12/1/35	56,226
	136,807	5.50%, due 1/1/36	134,638
	106,439	6.50%, due 1/1/36	108,212

Shares or Principal Amount		Value
	Fannie Mae: (continued)
$21,131	7.00%, due 1/1/36	$21,651
321,140	5.00%, due 2/1/36	308,326
241,788	5.50%, due 2/1/36	237,954
184,902	5.50%, due 3/1/36	181,970
29,811	5.00%, due 4/1/36	28,600
337,024	5.50%, due 4/1/36	331,680
317,274	5.00%, due 5/1/36	304,614
21,163	7.00%, due 5/1/36	21,683
102,778	5.50%, due 7/1/36	101,084
74,465	6.50%, due 7/1/36	75,705
204,820	6.00%, due 8/1/36	205,573
79,801	6.00%, due 8/1/36	80,095
72,411	6.00%, due 8/1/36	72,677
15,438	6.50%, due 8/1/36	15,696
120,418	6.50%, due 8/1/36	122,424
255,505	6.50%, due 8/1/36	259,761
48,862	6.50%, due 9/1/36	49,676
145,514	6.00%, due 10/1/36	146,048
209,507	5.50%, due 11/1/36	206,054
317,066	6.00%, due 11/1/36	318,231
126,860	5.50%, due 12/1/36	124,769
210,000	6.00%, due 1/1/37	210,771
104,531	6.00%, due 1/1/37	104,915
	Federal Home Loan Bank System:
238,910	5.27%, due 12/28/12	236,879
208,184	5.50%, due 12/1/34	205,289
171,042	5.50%, due 12/1/34	168,663
119,226	5.00%, due 10/1/35	114,576
147,558	6.00%, due 12/1/36	148,143
	Freddie Mac:
71,455	5.50%, due 1/1/16	71,276
109,301	5.50%, due 1/1/18	108,971
388,205	4.50%, due 2/1/18	373,163
211,521	5.00%, due 9/1/18	207,241
381,542	5.75%, due 12/15/18	381,499
80,295	4.00%, due 4/1/19	75,135
39,743	4.00%, due 5/1/19	37,189
173,902	5.00%, due 2/1/20	170,072
87,079	5.50%, due 2/1/21	86,630
23,808	5.00%, due 3/1/21	23,277
85,649	6.00%, due 2/15/33	86,568
127,911	5.50%, due 11/1/33	126,204
104,506	6.00%, due 11/1/33	105,174
204,690	6.00%, due 2/1/34	206,075
85,022	5.00%, due 5/1/34	81,819
124,270	5.00%, due 5/1/34	119,647
46,651	6.50%, due 7/1/34	47,697
21,416	6.50%, due 7/1/34	21,895
268,192	3.756%, due 7/1/34	259,221
25,036	6.50%, due 6/1/35	25,509
375,883	5.50%, due 6/1/35	370,655
455,248	5.00%, due 7/1/35	437,496
322,203	5.00%, due 9/1/35	309,639
212,570	5.50%, due 9/1/35	209,347
75,418	5.50%, due 9/1/35	74,274
71,486	5.50%, due 10/1/35	70,427
166,499	5.00%, due 6/1/36	160,006
48,038	5.00%, due 6/1/36	46,136
102,412	5.50%, due 8/1/36	100,795
85,105	6.50%, due 8/1/36	86,523
257,144	5.00%, due 10/1/36	246,962

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 153

Janus Adviser Flexible Bond Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
U.S. Government Agencies - (continued)
	Ginnie Mae:
$302,523	6.00%, due 10/20/34	$304,864
106,395	6.50%, due 2/20/35	108,609
333,032	5.50%, due 3/20/35	329,146
228,838	5.50%, due 5/20/35	226,168
424,663	5.00%, due 10/15/35	410,148
210,376	5.50%, due 3/15/36	208,258
Total Mortgage Backed Securities (cost $19,846,258)		19,543,332
Preferred Stock - 0.9%
Finance - Other Services - 0.3%
2,225	Chevy Chase Preferred Capital Corp. Series A, convertible, 10.375%	118,059
REIT - Diversified - 0.3%
6,075	iStar Financial, Inc., 7.875%	156,735
Savings/Loan/Thrifts - 0.3%
5,455	Chevy Chase Bank FSB, 8.00%	143,139
Total Preferred Stock (cost $424,713)		417,933
U.S. Government Agencies - 16.2%
	Fannie Mae:
$1,990,000	5.50%, due 3/15/11	2,018,308
1,255,000	5.25%, due 8/1/12	1,252,927
405,000	5.25%, due 9/15/16	407,867
290,000	6.625%, due 11/15/30	339,398
875,000	Federal Home Loan Bank System, 5.625% due 6/13/16	891,947
	Freddie Mac:
338,000	4.875%, due 2/17/09	336,357
1,675,000	5.25%, due 5/21/09	1,679,841
300,000	5.50%, due 9/15/11	304,790
Total U.S. Government Agencies (cost $7,210,340)		7,231,435
U.S. Treasury Notes/Bonds - 7.5%
	U.S. Treasury Notes/Bonds:
220,000	5.125%, due 6/30/08#	220,344
520,000	5.125%, due 6/30/11#	526,134
30,000	4.625%, due 10/31/11#	29,743
235,000	4.50%, due 11/30/11#	231,750
425,000	4.625%, due 11/15/16#	418,426
185,000	8.875%, due 8/15/17#	245,241
400,000	8.875%, due 2/15/19#	541,688
366,000	7.25%, due 8/15/22#	453,325
394,000	6.25%, due 8/15/23#	447,713
253,000	4.50%, due 2/15/36#	236,476
Total U.S. Treasury Notes/Bonds (cost $3,391,060)		3,350,840
Commercial Paper – 0.6%
270,000	Ford Motor Credit Co., 5.77%, 2/22/07 (amortized cost $269,092)	269,092
Money Markets - 3.2%
399,500	Janus Institutional Cash Reserves Fund, 5.30%	399,500
1,035,500	Janus Money Market Fund, 5.25%	1,035,500
Total Money Markets (cost $1,435,000)		1,435,000

Shares or Principal Amount		Value
Other Securities - 5.3%
2,379,215	State Street Navigator Securities Lending Prime Portfolio† (cost $2,379,215)	$2,379,215
Total Investments (total cost $47,560,846) – 105.9%		47,310,075
Liabilities, net of Cash, Receivables and Other Assets – (5.9)%		(2,641,903)
Net Assets – 100%		$44,668,172

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Belgium	$117,271	0.3%
Canada	375,238	0.8%
Cayman Islands	199,068	0.4%
France	106,163	0.2%
India	190,157	0.4%
Japan	218,536	0.5%
Mexico	198,139	0.4%
Qatar	56,744	0.1%
Spain	76,191	0.2%
United Kingdom	63,941	0.1%
United States††	45,708,627	96.6%
Total	$47,310,075	100.0%

††Includes Short-Term Securities and Other Securities (88.0% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 6/8/07	87,000	$113,974	$(171)
Total		$113,974	$(171)

See Notes to Schedules of Investments and Financial Statements.
154 Janus Adviser Series January 31, 2007

Janus Adviser High-Yield Fund (unaudited)

Fund Snapshot

This bond fund strives to provide exposure to the best income and total return opportunities in the high-yield market.

Gibson Smith

portfolio manager

Performance Overview

For the six-month period ended January 31, 2007, Janus Adviser High-Yield Fund's Class S Shares posted a gain of 7.79%, slightly underperforming an 8.59% increase in the Fund's benchmark, the Lehman Brothers High-Yield Bond Index.

Market Overview

The bond market remained volatile during the period as investors tried to assess the outlook for the economy and Federal Reserve (Fed) policy. In August, investors welcomed the Fed's decision to leave overnight lending rates unchanged – the first pause in Fed credit tightening in more than two years. The Fed stayed on hold through the next four policy meetings, leaving the overnight Federal Funds rate unchanged at 5.25%.

Against this backdrop, bond yields dropped sharply in the third quarter as the pause in Fed credit tightening sparked hopes for a possible rate cut. The 10-year Treasury bond yield declined to roughly 4.46% by early December, more than 50 basis points below its level at the end of July. By year-end, however, resilient economic growth and the Fed's stated concerns over tight resource capacity dampened hopes for a near-term Fed rate cut. As a result, the 10-year Treasury yield moved off its earlier lows, ending January at 4.82%. The two-year Treasury yield ended the period at 4.93%, only slightly below its level at the end of July, and the yield curve remained inverted.

Throughout the period, I remained fairly constructive on my outlook for the high-yield market, which has offered investors attractive yields and a cushion against interest-rate volatility. This optimism proved well founded, as the high-yield segment outperformed the broader fixed-income market through much of the year, supported by solid economic growth, robust corporate liquidity and modest default risk. In particular, we have seen the fruits of corporate efforts to reduce debt and improve underlying credit quality. As many highly rated companies improved their financial metrics, they found their balance sheets heavy with cash, which made it harder for these corporations to deliver the kind of returns-on-equity that their shareholders have come to demand. This has forced management teams to reconsider their capital structures, and take more actions to appease shareholders through aggressive stock repurchases, increased dividends and leveraged buyouts. Unfortunately, many of these practices add to the overall debt load of corporations, and put the interests of shareholders before those of bond investors such as ourselves. The result is widening credit spreads and declining bond prices.

Investment Strategy

Performance over the period reflected my efforts to shield investors from heightened interest rate uncertainty, as well as my concerns over tight spreads and a shift to more shareholder-friendly activities. Given the uncertainty over interest rates and Fed policy, I maintained a short duration relative to the benchmark through much of the period. While this strategy hindered our ability to fully capitalize on the third-quarter market rally, it nonetheless shielded our performance as yields turned higher later in 2006.

At the same time, I remained highly selective in individual credit selection. In particular, I have taken a more cautious approach to higher-rated BB-rated issuers, many of which are undertaking the kind of shareholder-friendly activities I have described. Instead, I have relied on rigorous credit selection to identify attractively priced, CCC-rated issues that I believe offer upside potential. This focus on lower-rated investments also worked to our advantage, as these holdings outperformed relative to the broader fixed-income market. Moreover, many of these corporations have exhausted their ability to take on additional debt, which limits the downside risk associated with a re-leveraging of the capital structure. These fully levered enterprises generally focus on debt reduction as the path to value creation for the equity holder, and can potentially be excellent total-return stories for both fixed-income and equity investors.

In selecting individual investments, we continue to dig deep into capital structures and liquidity profiles, while we rigorously interview management teams to gauge their commitment to debt reduction. At the same time, we continue to test our assumptions, modeling free-cash-flow generation under different scenarios to evaluate downside risk. I am confident that these measures will continue to help us identify individual credits that should work in our favor going forward.

Floating Rate Bonds and Automotive Credits Aided Results

Performance benefited from my decision to increase the Fund's weighting in floating-rate high-yield bonds and bank loans.

Janus Adviser Series January 31, 2007 155

Janus Adviser High-Yield Fund (unaudited)

The returns on these securities adjust to interest rate changes, and consequently provide protection from interest rate volatility. We also benefited from our stake in several so-called "fallen angels", once investment-grade companies that have suffered credit downgrades and moved into the high-yield space. The two most notable names are General Motors (GM) and Ford Motor Company. Both entered the junk market with significant debt levels that made them the largest credit issuers within the high-yield category. Given concerns that both automakers faced bankruptcy pressures, our team of analysts spent a great deal of time analyzing these companies to gain a clear understanding of their liquidity profiles, business risks and management commitments to de-leveraging. In the end, the tremendous cash balances carried by both corporations provided additional assurance, and gave us the confidence to invest in these holdings. As it turns out, our investments in Ford, GM and General Motors Acceptance Corporation (GMAC – GM's financing arm) all made significant positive contributions to our performance over the past six months. More recently, we have increased our stake in the financial arms of both issuers – namely, GMAC and Ford Motor Credit. In particular, GMAC's bonds have benefited from the financing company's sale to Cerebus, and its own strong internal fundamentals.

Another notable change to the portfolio was a significant increase in the Fund's healthcare exposure. The healthcare services sector experienced a large sell-off last year, following news of Hospital Corporation of America's (HCA) leveraged buy-out – an event that bond holders feared would add to the company's overall debt level. Nonetheless, the correction in healthcare shares gave us the opportunity to purchase some asset-rich companies at what we believed to be compelling valuations. Consequently, we initiated a new investment in HCA, as well as a stake in HEALTHSOUTH. Both contributed to our relative performance over the period.

Additionally, Fund results benefited from continued overweight exposure to the gaming sector, which performed strongly. One standout credit in this area was Trump Entertainment, which gained ground on rumors that Steve Wynn's casino company might co-invest in a Trump property. In the cable and media area, Charter Communications emerged as a strong performer, supported by its accelerated cash flow growth.

Select Corporate Issues Weighed on Performance

Among individual detractors, military supplier Wornick missed earnings and suffered from market perceptions of a liquidity problem. West Corporation, a communications and conferencing services provider, was bought by Thomas Lee Partners and the Quadrangle group, resulting in $3 billion of additional debt on its balance sheet, negatively impacting existing bonds.

Meanwhile, international beverage distributor Diageo saw its bonds come under pressure, despite reporting solid earnings performance. The company's stock repurchase program is another shareholder-friendly practice that has added to bondholder unease. Finally, hard-drive manufacturer Seagate Technology was pressured by disappointing earnings performance and concerns over increased competition in many of its key business lines.

Outlook

Looking ahead, I remain generally constructive on prospects for the economy and the fixed-income market. While the outlook for Federal Reserve policy remains uncertain, I believe that the Fed will remain in a holding pattern for the near-term until policymakers gain more clarity on the strength of the economy and any threats of inflation. Nonetheless, given the crosscurrents in this environment, I anticipate maintaining a short duration bias through the near-term, and will continue to look to floating-rate securities to offer a hedge against interest rate changes.

Following another period of record issuance in the high-yield and bank loan markets, the Fund will continue to seek out opportunities through bottom-up security analysis. Spreads in the high-yield market remain tight by historic standards. These tight spreads are validated by the extremely strong fundamentals and significant liquidity in the market. Despite healthy underlying credit quality, I recognize the risk associated with corporations' renewed willingness to fund shareholder-friendly practices through additional debt – practices that can result in credit downgrades, wider spreads, and falling bond prices. Despite the need for caution and careful credit selection, I remain confident in our investment team's ability to uncover a significant number of companies committed to debt repayment and credit improvement.

Thank you for your investment in Janus Adviser High-Yield Fund.

156 Janus Adviser Series January 31, 2007

(unaudited)

Janus Adviser High-Yield Fund At a Glance

Fund Profile

January 31, 2007
Weighted Average Maturity	6.9 Years
Average Modified Duration*	6.9 Years
30-day Current Yield**
A Shares at NAV
Without Reimbursement	1.84%
With Reimbursement	6.88%
A Shares at MOP
Without Reimbursement	1.75%
With Reimbursement	6.54%
C Shares***
Without Reimbursement	1.14%
With Reimbursement	6.12%
I Shares
Without Reimbursement	2.12%
With Reimbursement	7.13%
R Shares
Without Reimbursement	1.38%
With Reimbursement	6.37%
S Shares
Without Reimbursement	1.63%
With Reimbursement	6.63%
Weighted Average Fixed Income Credit Rating	B+
Number of Bonds/Notes	266

*A theoretical measure of price volatility

**Yield will fluctuate

***Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Net Assets)

January 31, 2007
A	0.2%
BBB	4.0%
BB	24.5%
B	54.6%
CCC	10.5%
Other	6.2%

†Rated by Standard & Poor's

Significant Areas of Investment – (% of Net Assets) As of January 31, 2007	Asset Allocation – (% of Net Assets) As of January 31, 2007

  Emerging markets comprised 0.3% of total net assets.

Janus Adviser Series January 31, 2007 157

Janus Adviser High-Yield Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2007

	Fiscal Year-to-Date	One Year		Since Inception*
Janus Adviser High-Yield Fund - A Shares
NAV	7.81%	10.78%		7.72%
MOP	2.75%	5.51%		4.28%
Janus Adviser High-Yield Fund - C Shares
NAV	7.52%	9.95%		6.93%
CDSC	6.48%	8.92%
Janus Adviser High-Yield Fund - I Shares	8.05%	11.05%		6.16%
Janus Adviser High-Yield Fund - R Shares	7.65%	10.23%		7.20%
Janus Adviser High-Yield Fund - S Shares	7.79%	10.50%		7.45%
Lehman Brothers High-Yield Bond Index	8.59%	11.32%		8.52%
Lipper Quartile - S Shares	–	2	nd	3	rd
Lipper Ranking - S Shares based on total returns for High Current Yield Funds	–	149/459		227/444

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

For A Shares and C Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns and yields shown include fee waivers, if any, and without such waivers the Fund's yield and total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2008. Total returns and yields shown include fee waivers, if any, and without such waivers the Fund's yield and total returns would have been lower.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

The Fund's Class A Shares, Class C Shares, Class R Shares and Class S Shares (formerly named Class I Shares) commenced operations on August 1, 2005. The performance shown for Class A Shares, Class C Shares, Class R Shares and Class S Shares reflect the performance of the Fund's respective class from August 1, 2005 to January 31, 2007 without the effect of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflect the performance of the Fund's Class I Shares from November 28, 2005 to January 31, 2007 without the effect of any fee and expense limitation or waivers.

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

*The Fund's inception date - August 1, 2005.

158 Janus Adviser Series January 31, 2007

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,078.10	$6.13
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96
Expense Example - C Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,075.20	$10.10
Hypothetical (5% return before expenses)	$1,000.00	$1,015.48	$9.80
Expense Example - I Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,080.50	$4.88
Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74
Expense Example - R Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,076.50	$8.74
Hypothetical (5% return before expenses)	$1,000.00	$1,016.79	$8.49
Expense Example - S Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,077.90	$7.44
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.22

*Expenses are equal to the annualized expense ratio of 1.17% for A Shares, 1.93% for C Shares, 0.93% for I Shares, 1.67% for R Shares and 1.42% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for three months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of front-end loads.

Janus Adviser Series January 31, 2007 159

Janus Adviser High-Yield Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Corporate Bonds - 95.1%
Advertising Services - 1.3%
	R.H. Donnelley Corp.:
$23,000	6.875%, senior discount notes due 1/15/13#	$22,022
8,000	6.875%, senior discount notes due 1/15/13	7,660
11,000	8.875%, senior notes due 1/15/16	11,523
		41,205
Aerospace and Defense - Equipment - 0.2%
7,000	DRS Technologies, Inc., 6.875% senior subordinated notes due 11/1/13	6,930
Agricultural Chemicals - 0.4%
13,000	Mosaic Global Holdings, Inc., 7.625% senior notes, due 12/1/16 (144A)	13,293
Airlines - 0.2%
6,000	Continental Airlines, Inc., 8.75% unsubordinated notes, due 12/1/11#	6,015
Apparel Manufacturers - 2.2%
21,000	Hanesbrands, Inc., 0.0%, senior notes due 12/15/14 (144A)**,‡	21,578
	Levi Strauss & Co.:
5,000	9.28%, senior unsubordinated notes due 4/1/12‡	5,125
14,000	9.75%, senior notes, due 1/15/15#	15,120
19,000	8.875%, senior notes, due 4/1/16	19,855
6,000	Quiksilver, Inc., 6.875% company guaranteed notes, due 4/15/15	5,865
		67,543
Athletic Equipment - 0.2%
5,000	EASTON-BELL SPORTS, Inc., 8.375% company guaranteed notes, due 10/1/12	5,000
Automotive - Cars and Light Trucks - 2.7%
	Ford Motor Co.:
15,000	7.45%, notes, due 7/16/31#	12,169
7,000	4.25%, convertible senior note due 12/15/36#	7,945
	General Motors Corp.:
34,000	7.125%, senior notes, due 7/15/13#	32,979
4,000	7.745%, bank loan, due 11/29/13‡	4,032
27,000	8.375%, debentures, due 7/15/33#	25,413
		82,538
Automotive - Truck Parts and Equipment - Original - 0.6%
15,000	Accuride Corp., 8.50% company guaranteed notes, due 2/1/15	14,625
4,000	TRW Automotive, Inc., 9.375% senior notes, due 2/15/13	4,280
		18,905
Broadcast Services and Programming - 0.2%
7,000	Gray Television, Inc., 9.25% company guaranteed notes, due 12/15/11	7,324
Building - Heavy Construction - 0.4%
13,000	Ahern Rentals, Inc., 9.25% company guaranteed notes, due 8/15/13**	13,536

Shares or Principal Amount		Value
Building - Residential and Commercial - 1.1%
$8,000	Beazer Homes USA, Inc., 6.875% company guaranteed notes, due 7/15/15	$7,700
	K. Hovnanian Enterprises, Inc.:
6,000	6.50%, company guaranteed notes due 1/15/14#	5,760
9,000	6.25%, company guaranteed notes due 1/15/15	8,460
3,000	7.50%, company guaranteed notes due 5/15/16#	3,000
8,000	8.625% senior notes due 1/15/17#	8,440
		33,360
Building and Construction Products - Miscellaneous - 0.5%
6,000	Nortek, Inc., 8.50%, senior subordinated notes, due 9/1/14	5,955
	Ply Gem Industries, Inc.:
1,000	11.12%, bank loan, due 11/15/11‡	1,011
9,000	9.00%, senior subordinated notes due 2/15/12#	8,100
		15,066
Cable Television - 1.7%
17,000	CCH I LLC, 11.00% secured notes, due 10/1/15	17,553
29,000	Charter Communications Operating LLC 8.00%, senior notes, due 4/30/12 (144A)	30,123
6,000	CSC Holdings, Inc., 7.00% senior notes, due 4/15/12 (144A)‡	5,940
		53,616
Casino Hotels - 2.0%
4,000	Caesars Entertainment, Inc., 9.375% senior subordinated notes, due 2/15/07	4,000
	Majestic Star Casino LLC:
2,000	9.50%, company guaranteed notes due 10/15/10	2,090
9,000	9.75%, senior unsecured notes due 1/15/11	8,550
4,000	Mandalay Resort Group, 10.25% senior subordinated notes, due 8/1/07	4,075
6,000	MGM Mirage, Inc., 9.75% company guaranteed notes, due 6/1/07	6,068
7,000	MTR Gaming Group, Inc., 9.75% company guaranteed notes, due 4/1/10	7,350
2,000	Poster Financial Group, Inc., 8.75% secured notes, due 12/1/11	2,080
27,000	Trump Entertainment Resorts, Inc., 8.50% secured notes, due 6/1/15#	26,730
		60,943
Casino Services - 2.1%
26,000	Wimar Opco LLC, 9.625% senior subordinated notes due 12/15/14 (144A)	25,838
	Virgin River Casino Corp.:
30,000	9.00%, company guaranteed notes due 1/15/12‡	31,050
14,000	0%, senior subordinated notes due 1/15/13‡	10,360
		67,248
Cellular Telecommunications - 1.7%
	Centennial Communications Corp.:
7,000	10.00%, senior notes, due 1/1/13	7,508
10,000	10.125%, company guaranteed notes due 6/15/13	10,787

See Notes to Schedules of Investments and Financial Statements.
160 Janus Adviser Series January 31, 2007

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Cellular Telecommunications - (continued)
$4,000	Dobson Cellular Systems, Inc., 9.875% secured notes, due 11/1/12	$4,355
	Dobson Communications Corp.:
6,000	9.75688%, senior notes due 10/15/12‡	6,150
8,000	8.875%, senior notes due 10/1/13#	8,260
9,000	Rogers Wireless Communications, Inc. 7.61625%, secured notes, due 12/15/10‡	9,180
8,000	Suncom Wireless Holdings, Inc., 8.50% company guaranteed notes, due 6/1/13	8,200
		54,440
Chemicals - Diversified - 1.6%
	Lyondell Chemical Co.:
28,000	11.125%, secured notes due 7/15/12#	30,135
6,000	8.00%, company guaranteed notes due 9/15/14	6,240
8,000	8.25%, company guaranteed notes due 9/15/16#	8,480
7,000	Nova Chemicals Corp., 6.50% senior notes, due 1/15/12	6,703
		51,558
Chemicals - Other - 0.4%
12,000	Innophos, Inc., 8.875% company guaranteed note, due 8/15/14‡	12,390
Chemicals - Plastics - 0.3%
8,000	Polyone Corp., 10.625% company guaranteed notes, due 5/15/10#	8,500
Chemicals - Specialty - 0.5%
7,000	MacDermid, Inc., 9.125% company guaranteed notes, due 7/15/11	7,333
7,000	Nalco Co., 7.75%, senior notes due 11/15/11	7,140
		14,473
Commercial Services - Finance - 0.4%
11,000	Ipayment, Inc., 9.75% company guaranteed notes, due 5/15/14	11,330
Computer Services - 0.8%
	Lyondell Chemical Co.:
3,000	9.125%, company guaranteed notes due 8/15/13	3,158
20,000	10.25%, company guaranteed notes due 8/15/15#	21,500
		24,658
Computers - Memory Devices - 2.1%
15,000	EMC Corp., 1.75%, convertible senior unsecured notes, due 12/1/11 (144A)	15,956
19,000	Maxtor Corp., 2.375% convertible debentures, due 8/15/12	31,350
	Seagate Technology HDD Holdings:
8,000	6.375%, company guaranteed notes due 10/1/11	7,980
12,000	6.80%, company guaranteed notes due 10/1/16	11,970
		67,256
Consumer Products - Miscellaneous - 1.6%
7,000	Amscan Holdings, Inc., 8.75% senior subordinated notes, due 5/1/14	6,860

Shares or Principal Amount		Value
Consumer Products - Miscellaneous - (continued)
$14,000	Jarden Corp., 9.75% company guaranteed notes, due 5/1/12#	$14,823
27,000	Visant Holding Corp.,8.75% senior notes, due 12/1/13	28,350
		50,033
Containers - Metal and Glass - 1.4%
10,000	GREIF, Inc., 6.75% senior notes, due 2/1/17 (144A)	10,000
	Owens-Brockway Glass Container, Inc.:
17,000	8.875%, company guaranteed notes due 2/15/09	17,382
5,000	8.25%, company guaranteed notes due 5/15/13#	5,213
11,000	Owens-Illinois, Inc., 8.10% senior notes, due 5/15/07	11,028
		43,623
Containers - Paper and Plastic - 1.8%
	Graham Packaging Co.:
10,000	8.50%, company guaranteed notes due 10/15/12#	10,150
23,000	9.875%, subordinated notes due 10/15/14#	23,690
22,000	Smurfit-Stone Container Corp., 7.375% company guaranteed notes, due 7/15/14	21,010
		54,850
Cosmetics and Toiletries - 0.3%
8,000	Chattem, Inc., 7.00% senior subordinated notes, due 3/1/14	7,900
Direct Marketing - 1.0%
12,000	Affinion Group,Inc.: 0%, bank loan due 10/17/12‡	12,030
21,000	11.50% company guaranteed notes due 10/15/15**	22,575
		34,605
Distribution/Wholesale - 0.4%
13,000	Nebraska Book Company, Inc., 8.625% senior subordinated notes, due 3/15/12	12,838
Diversified Operations - 0.5%
7,000	Covalence Specialty Materials Corp. 10.25%, senior subordinated notes due 3/1/16 (144A)§	6,440
9,000	Park-Ohio Industries, Inc., 8.375% company guaranteed notes due 11/15/14	8,663
		15,103
Diversified Operations - Commercial Services - 0.7%
	Aramark Corp.:
15,000	0.00%, senior notes due 2/1/15 (144A)‡	15,300
7,000	8.50%, senior notes due 2/1/15 (144A)	7,166
		22,466
Educational Software - 0.2%
7,000	Riverdeep Interactive Learning, 8.09563% bank loan, due 12/20/13‡	7,065
Electric - Generation - 0.7%
14,000	AES Corp., 8.875% senior notes, due 2/15/11	14,980
7,000	Edison Mission Energy, 7.75% senior unsecured notes, due 6/15/16	7,403
		22,383

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 161

Janus Adviser High-Yield Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Electric - Integrated - 3.0%
	Allegheny Energy Supply Company LLC:
$7,000	7.80%, notes due 3/15/11	$7,429
6,000	8.25%, senior unsecured notes due 4/15/12 (144A)	6,540
	CMS Energy Corp.:
13,000	7.50%, senior notes due 1/15/09**	13,325
6,000	6.875%, senior unsecured notes due 12/15/15	6,180
25,000	Mission Energy Holding, Inc., 13.50% secured notes, due 7/15/08	27,405
5,000	Nevada Power Co., 5.875% general refunding mortgage, due 1/15/15	4,975
	TXU Corp.:
9,000	5.55%, senior notes, due 11/15/14	8,471
17,000	6.50%, senior notes, due 11/15/24	15,743
		90,068
Electronic Components - Miscellaneous - 0.5%
	NXP BV:
3,000	7.875%, secured notes due 10/15/14 (144A)§	3,098
11,000	9.50%, senior notes due 10/15/15 (144A)§	11,371
		14,469
Electronic Components - Semiconductors - 2.3%
5,000	Amkor Technologies, Inc., 7.75% senior notes, due 5/15/13#	4,713
	Freescale Semiconductor, Inc.:
8,000	7.36940%, bank loan, due 12/2/13‡	8,050
7,000	0.00%, senior notes, due 12/15/14 (144A)‡	6,965
7,000	8.875%, senior notes due 12/15/14 (144A)#	6,965
7,000	10.125%, senior subordinated notes due 12/15/16 (144A)	6,965
	Spansion LLC:
7,000	8.37531%, bank loan, due 11/1/12‡	7,029
21,000	11.25%, senior notes due 1/15/16 (144A)§	22,102
10,000	2.25%, senior subordinated notes due 6/15/16 (144A)	9,525
		72,314
Finance - Auto Loans - 6.3%
	Ford Motor Credit Co.:
25,000	6.625%, notes, due 6/16/08	24,986
19,000	7.375%, notes, due 10/28/09	19,120
7,000	9.75%, senior unsecured notes due 9/15/10 (144A)	7,467
25,000	9.95688%, notes due 4/15/12‡	27,104
17,000	7.00% notes, due 10/1/13#	16,217
	General Motors Acceptance Corp.:
7,000	6.15%, bonds due 4/5/07#	7,003
7,000	5.85%, senior unsubordinated notes due 1/14/09	6,961
27,000	7.75%, notes, due 1/19/10	28,043
20,000	7.25%, notes, due 3/2/11#	20,574
8,000	6.75%, notes, due 12/1/14#	8,117
26,000	8.00%, bonds, due 11/1/31	29,265
		194,857

Shares or Principal Amount		Value
Finance - Investment Bankers/Brokers - 0.2%
$5,000	BCP Crystal Holdings Corp., 9.625% senior subordinated notes, due 6/15/14	$5,525
Food - Diversified - 1.7%
16,000	Del Monte Corp., 6.75% company guaranteed notes, due 2/15/15	15,700
	Dole Food Company, Inc.,
6,000	8.625% senior notes, due 5/1/09‡,#	6,000
33,000	8.75% debentures, due 7/15/13‡,#	32,505
		54,205
Food - Meat Products - 0.6%
8,000	National Beef Packing Company LLC 10.50%, senior notes, due 8/1/11‡	8,440
9,000	Pierre Foods, Inc., 9.875% senior subordinated notes, due 7/15/12	9,293
		17,733
Food - Wholesale/Distribution - 0.5%
16,000	Supervalu, Inc., 7.50% senior notes, due 11/15/14	16,671
Gambling - Non-Hotel - 1.7%
14,000	Jacobs Entertainment, Inc., 9.75% company guaranteed notes, due 6/15/14	14,490
8,000	Mohegan Tribal Gaming Authority, 8.00% senior subordinated notes, due 4/1/12	8,310
13,000	Pinnacle Entertainment, Inc., 8.25% senior subordinated notes, due 3/15/12	13,309
4,000	Pokagon Gaming Authority, 10.375% senior notes, due 6/15/14 (144A)	4,390
12,000	River Rock Entertainment Authority, 9.75% senior notes, due 11/1/11	12,810
		53,309
Housewares - 0.3%
8,000	Libbey Glass, Inc., 12.43563% senior notes, due 6/1/11 (144A)‡,§	8,640
Independent Power Producer - 2.5%
10,000	AES China Generating Company, Ltd. 8.25%, bonds, due 6/26/10	9,998
	NRG Energy, Inc.:
4,541	7.36375%, bank loan, due 2/1/13‡	4,581
1,176	7.36375%, bank loan, due 2/1/13‡	1,184
31,000	7.375%, company guaranteed notes due 2/1/16	31,038
	Reliant Energy, Inc.:
3,000	9.25%, secured notes, due 7/15/10	3,150
12,000	9.50%, secured notes, due 7/15/13	12,870
17,000	6.75%, secured notes, due 12/15/14	16,745
		79,566
Medical - Hospitals - 3.5%
	HCA, Inc.:
43,000	9.25%, secured notes due 11/15/16 (144A)	45,687
8,000	8.11375%, bank loan, due 11/18/13‡	8,076
46,000	Tenet Healthcare Corp., 9.25% senior notes, due 2/1/15‡	45,884
8,000	Triad Hospitals, Inc., 7.00% senior notes, due 5/15/12	8,200
		107,847

See Notes to Schedules of Investments and Financial Statements.
162 Janus Adviser Series January 31, 2007

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Medical - Outpatient and Home Medical Care - 0.6%
$7,000	CRC Health Corp., 10.75% company guaranteed notes, due 2/1/16#	$7,647
	National Mentor Holdings, Inc.:
339	5.32960%, bank loan, due 6/29/13‡	339
1,908	7.86%, bank loan, due 6/29/13‡	1,915
3,701	7.87%, bank loan, due 6/29/13‡	3,715
4	7.87%, bank loan, due 6/29/13‡	4
5,000	11.25%, senior subordinated notes due 7/1/14 (144A)	5,413
		19,033
Metal - Aluminum - 0.5%
16,000	Novelis, Inc., 7.25% company guaranteed notes, due 2/15/15	16,400
Metal Products - Fasteners - 0.7%
21,000	FastenTech, Inc., 12.50% company guaranteed notes, due 5/1/11‡	22,260
Miscellaneous Manufacturing - 0.5%
15,000	Nutro Products, Inc., 10.75% senior subordinated notes due 4/15/14 (144A)	16,425
Multimedia - 0.4%
12,000	LBI Media, Inc., 10.125% company guaranteed notes, due 7/15/12	12,735
Music - 0.5%
17,000	Steinway Musical Instruments, Inc., 7.00% senior notes, due 3/1/14 (144A)§	16,745
Non-Hazardous Waste Disposal - 1.0%
	Allied Waste Industries, Inc.:
10,000	6.375%, secured notes, due 4/15/11	9,888
6,000	7.875%, senior notes, due 4/15/13	6,180
12,000	7.25%, senior notes, due 3/15/15	12,015
2,000	9.25%, debentures, due 5/1/21	2,120
		30,203
Office Automation and Equipment - 0.3%
	Xerox Corp.:
7,000	6.875%, senior notes, due 8/15/11#	7,263
3,000	6.40%, senior unsecured notes due 3/15/16#	3,036
		10,299
Office Supplies and Forms - 1.4%
46,000	Acco Brands Corp., 7.625% company guaranteed notes, due 8/15/15#	45,195
Oil - Field Services - 0.3%
4,000	Hornbeck Offshore Services, Inc., 6.125% senior notes, due 12/1/14	3,787
6,000	Titan Petrochemicals Group, Ltd., 8.50% company guaranteed notes due 3/18/12 (144A)§	5,055
		8,842
Oil Companies - Exploration and Production - 3.8%
7,000	Chaparral Energy, Inc., 8.875% senior notes, due 2/1/17 (144A)	6,983
24,000	Chesapeake Energy Corp., 6.50% company guaranteed notes, due 8/15/17	22,919
17,000	Encore Acquisition Co., 6.25% senior subordinated notes, due 4/15/14	15,768

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - (continued)
$14,000	Forest Oil Corp., 8.00% senior notes, due 6/15/08	$14,315
4,000	Hilcorp Energy I, 9.00% senior notes, due 6/1/16 (144A)	4,240
4,000	Magnum Hunter Resources, Inc., 9.60% company guaranteed notes, due 3/15/12	4,195
14,000	Petrohawk Energy Corp., 9.125% company guaranteed notes, due 7/15/13	14,490
30,000	Quicksilver Resources, Inc., 7.125% company guaranteed notes, due 4/1/16	29,174
4,000	Swift Energy Co., 9.375% senior subordinated notes, due 5/1/12#	4,200
		116,284
Oil Field Machinery and Equipment - 0.2%
7,000	Dresser-Rand Group, Inc., 7.375% company guaranteed notes, due 11/1/14‡	7,018
Paper and Related Products - 2.6%
9,000	Georgia-Pacific Corp., 7.125% company guaranteed notes due 1/15/17 (144A)	8,955
23,000	Boise Cascade LLC, 7.125% company guaranteed notes due 10/15/14#	22,425
	Georgia Pacific Corporation, Inc.:
541	7.345%, bank loan, due 12/20/12‡	545
8,653	7.35313%, bank loan, due 12/20/12‡	8,727
1,082	7.36375%, bank loan, due 12/20/12‡	1,091
968	7.36375%, bank loan, due 12/20/12‡	976
15,000	NewPage Corp., 12.00%, senior subordinated notes, due 5/1/13#	16,350
	Rock-Tenn Co.:
4,000	8.20%, senior notes, due 8/15/11	4,235
10,000	5.625%, bonds, due 3/15/13	9,350
	Verso Paper Holdings LLC:
4,000	9.235%, secured notes due 8/1/14 (144A)‡	4,100
3,000	11.375%, senior subordinated notes due 8/1/16 (144A)	3,180
		79,934
Photo Equipment and Supplies - 0.3%
	Eastman Kodak Co.:
2,056	0%, bank loan, due 10/18/12‡	2,060
401	7.57%, bank loan, due 10/18/12‡	401
3,930	7.57%, bank loan, due 10/18/12‡	3,939
1,803	7.60%, bank loan, due 10/18/12‡	1,807
1,794	7.7569%, bank loan, due 10/18/12‡	1,798
		10,005
Physical Therapy and Rehabilitation Centers - 1.7%
	HEALTHSOUTH Corp.:
10,000	11.41813%, senior notes due 6/15/14 (144A)‡,#	10,988
37,000	10.75%, senior notes due 6/15/16 (144A)	40,653
		51,641

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 163

Janus Adviser High-Yield Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Pipelines - 2.9%
$6,000	ANR Pipeline Co., 8.875% notes, due 3/15/10	$6,283
6,000	Dynegy Holdings, Inc., 6.875% senior notes, due 4/1/11	6,000
	El Paso Corp.:
14,000	6.50%, senior notes, due 6/1/08	14,069
7,000	7.625%, senior notes, due 9/1/08	7,158
10,000	6.375%, senior notes, due 2/1/09	10,063
6,000	7.00%, senior notes, due 5/15/11#	6,150
7,000	9.6255, senior notes, due 5/15/12	7,928
6,000	El Paso Natural Gas Co., 7.625% senior notes, due 8/1/10	6,240
14,000	Holly Energy Partners L.P., 6.25% company guaranteed notes, due 3/1/15	13,194
9,000	Southern Natural Gas Co., 8.875% unsubordinated notes, due 3/15/10	9,429
6,000	Utilicorp Canada Finance Corp., 7.75% company guaranteed notes, due 6/15/11#	6,356
		92,870
Poultry - 0.5%
15,000	Pilgrims Pride Corp., 8.375% senior subordinated notes, due 5/1/2017#	14,775
Private Corrections - 0.4%
	Corrections Corporation of America:
7,000	7.50%, senior notes, due 5/1/11#	7,184
4,000	6.25%, company guaranteed notes due 3/15/13#	3,940
		11,124
Publishing - Newspapers - 0.7%
23,000	Block Communications, Inc., 8.25% senior notes, due 12/15/15 (144A)§	23,230
Publishing - Periodicals - 2.4%
	CBD Media, Inc.:
4,000	8.625%, company guaranteed notes due 6/1/11#	4,120
7,000	9.25%, senior notes, due 7/15/12	7,280
23,000	Dex Media, Inc., 8.00%, notes due 11/15/13**	23,977
10,000	Medimedia USA, Inc., 11.375% senior subordinated notes due 11/15/14 (144A)	10,475
	PRIMEDIA, Inc.:
10,000	10.545%, senior notes, due 5/15/10‡,#	10,388
17,000	8.875%, company guaranteed notes due 5/15/11	17,339
		73,579
Racetracks - 0.2%
6,000	Penn National Gaming, Inc., 6.75% senior subordinated notes, due 3/1/15#	5,783
Real Estate Operating/Development - 0.3%
8,000	Kimball Hill, Inc., 10.50% company guaranteed notes, due 12/15/12	7,860
REIT - Health Care - 0.4%
12,000	Senior Housing Properties Trust, 8.625% senior notes, due 1/15/12	13,020
REIT - Hotels - 0.4%
13,000	Host Marriott L.P., 6.375% company guaranteed notes, due 3/15/15#	12,691

Shares or Principal Amount		Value
Rental Auto/Equipment - 0.5%
$16,000	Hertz Corp., 8.875% company guaranteed notes, due 1/1/14	$17,000
Retail - Building Products - 0.2%
5,000	Home Depot, Inc., 5.875% senior unsecured notes, due 12/16/36	4,873
Retail - Computer Equipment - 0.4%
	GameStop Corp.:
1,000	9.38313%, company guaranteed notes due 10/1/11‡	1,038
10,000	8.00%, company guaranteed notes due 10/1/12#	10,575
		11,613
Retail - Drug Store - 0.3%
10,000	Rite Aid Corp., 7.50% company guaranteed notes, due 1/15/15	9,963
Retail - Miscellaneous/Diversified - 0.6%
6,000	Eye Care Centers of America, Inc., 10.75% company guaranteed notes, due 2/15/15	6,653
	Harry & David Operations Corp.:
4,000	10.23063%, company guaranteed notes due 3/1/12‡	4,040
9,000	9.00% company guaranteed notes, due 3/1/13	8,955
		19,648
Retail - Propane Distribution - 0.9%
4,000	Amerigas Partners L.P., 7.25% senior unsecured notes, due 5/20/15#	3,960
	Ferrellgas Partners L.P.:
13,000	8.75%, senior notes, due 6/15/12	13,195
12,000	6.75% senior notes, due 5/1/14	11,550
		28,705
Retail - Restaurants - 0.9%
17,000	Friendly Ice Cream Corp., 8.375% senior notes, due 6/15/12#	16,405
5,000	Restaurant Co., 10.00% senior unsecured notes, due 10/1/13#	4,800
6,000	VICORP Restaurants, Inc., 10.50% senior notes, due 4/15/11	5,670
		26,875
Rubber - Tires - 2.3%
	Goodyear Tire & Rubber Co.:
11,000	8.50%, notes, due 3/15/07	11,000
8,000	0%, senior notes, due 12/1/09 (144A)‡,#	8,060
6,000	8.625%, senior notes, due 12/1/11 (144A)	6,315
44,000	9.00%, senior notes, due 7/1/15	47,410
		72,785
Satellite Telecommunications - 2.4%
15,000	Inmarsat Finance PLC, 7.625% company guaranteed notes, due 6/30/12	15,487
	INTELSAT Bermuda, Ltd.:
4,000	8.25%, senior notes, due 1/15/13‡	4,140
11,000	7.10%, bank loan, due 2/1/14‡	11,075
	Intelsat Corp.:
4,000	9.00%, company guaranteed notes due 8/15/14	4,310
2,000	9.00%, company guaranteed notes due 6/15/16 (144A)	2,178

See Notes to Schedules of Investments and Financial Statements.
164 Janus Adviser Series January 31, 2007

Schedule of Investments (unaudited)

As of January 31, 2007

Shares or Principal Amount		Value
Satellite Telecommunications - (continued)
	INTELSAT Subsidiary Holding Company, Ltd.:
$8,000	10.48438%, company guaranteed notes due 1/15/12‡,#	$8,080
23,000	6.50%, notes, due 11/1/13	20,412
8,000	8.875%, company guaranteed notes due 1/15/15‡,#	8,510
2,000	9.25%, company guaranteed notes due 6/15/16 (144A)	2,195
		76,387
Schools - 0.9%
	Education Management LLC:
2,887	7.875%, bank loan, due 6/1/13‡	2,911
25,000	8.75%, company guaranteed notes due 6/1/14	26,250
		29,161
Semiconductor Equipment - 0.4%
14,000	Sensata Technologies B.V., 8.00% senior notes, due 5/1/14 (144A)‡	13,755
Special Purpose Entity - 1.4%
6,000	American Commercial Lines LLC, 9.50% company guaranteed notes, due 2/15/15	6,923
	CCM Merger, Inc.:
780	7.35%, bank loan, due 7/21/12‡	782
7,262	7.36375%, bank loan, due 7/21/12‡	7,283
1,950	7.37%, bank loan, due 7/21/12‡	1,956
24,000	8.00%, notes, due 8/1/13 (144A)#	23,850
3,610	Vanguard Health Holding Company II LLC 7.61375%, bank loan, due 9/23/11‡	3,625
		44,419
Telecommunication Services - 0.2%
10,000	Eschelon Operating Co., 8.375% secured notes, due 3/15/10	9,625
Telephone - Integrated – 3.0%
17,000	Cincinnati Bell, Inc., 8.375% senior subordinated notes, due 1/15/14#	17,425
7,000	Hawaiian Telecom Communications 0%, bank loan, due 10/31/12‡	7,001
8,000	Level 3 Communications, 11.50% senior notes, due 3/1/10	8,620
7,000	Qwest Communications International, Inc. 7.50%, company guaranteed notes due 2/15/14#	7,228
	Qwest Corp.:
4,000	5.625%, notes, due 11/15/08	4,000
17,000	7.875%, senior notes, due 9/1/11	18,062
26,000	8.875%, notes, due 3/15/12‡,#	28,859
		91,195
Theaters - 0.4%
	AMC Entertainment, Inc.:
8,000	8.00%, senior subordinated notes due 3/1/14**	8,030
5,000	11.00%, company guaranteed notes due 2/1/16	5,650
		13,680
Transactional Software - 0.1%
2,000	Open Solutions, Inc., 9.75% senior subordinated notes due 2/1/15 (144A)	2,040

Shares or Principal Amount		Value
Transportation - Marine - 0.9%
$3,000	H-Lines Finance Holding Corp., 0% senior discount notes, due 4/1/13‡	$2,783
17,000	Horizon Lines LLC, 9.00% company guaranteed notes, due 11/1/12	17,892
8,000	Ship Finance International, Ltd., 8.50% senior notes, due 12/15/13	8,060
		28,735
Transportation - Railroad - 0.6%
	Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V.:
6,000	9.375%, senior notes, due 5/1/12	6,404
2,000	12.50%, senior notes, due 6/15/12	2,160
5,000	7.625%, senior notes, due 12/1/13 (144A)	5,013
6,000	Kansas City Southern, 7.50% company guaranteed notes, due 6/15/09	6,083
		19,660
Travel Services - 0.4%
9,000	Travelport, Inc., 11.875% senior subordinated notes due 9/1/16 (144A)#	9,697
4,000	Worldspan L.P., 12.36% bank loan, due 12/7/14‡	4,038
		13,735
Total Corporate Bonds (cost $2,904,665)		2,975,002
Preferred Stock - 0.5%
Containers - Metal and Glass - 0.1%
100	Owens-Illinois, Inc., convertible, 4.75%	3,850
Oil Companies - Exploration and Production - 0.4%
100	Chesapeake Energy Corp. convertible, 5.00%	13,138
Total Preferred Stock (cost $16,263)		16,988
Money Markets - 5.6%
126,130	Janus Institutional Cash Reserves Fund, 5.30%	126,130
49,260	Janus Money Market Fund, 5.25%	49,260
Total Money Markets (cost $175,390)		175,390
Other Securities - 16.5%
516,167	State Street Navigator Securities Lending Prime Portfolio† (cost $516,167)	516,167
Total Investments (total cost $3,612,485) – 117.7%		3,683,547
Liabilities, net of Cash, Receivables and Other Assets – (17.7)%		(554,743)
Net Assets – 100%		$3,128,804

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$66,450	1.8%
Canada	59,649	1.6%
Mexico	8,564	0.2%
Netherlands	28,224	0.8%
United Kingdom	15,487	0.4%
United States††	3,505,173	95.2%
Total	$3,683,547	100.0%

††Includes Short-Term Securities and Other Securities (76.4% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 165

Janus Adviser Money Market Fund (unaudited)

J. Eric Thorderson - portfolio manager

Average Annual Total Return
for the periods ended January 31, 2007

A Shares
Fiscal Year-to-Date	2.47%
1 Year	4.75%
5 Year	1.79%
10 Year	2.96%
Since Inception*	3.18%
C Shares
Fiscal Year-to-Date	2.47%
1 Year	4.75%
5 Year	2.01%
10 Year	2.97%
Since Inception*	3.13%
S Shares
Fiscal Year-to-Date	2.34%
1 Year	4.48%
5 Year	1.89%
10 Year	3.16%
Since Inception*	3.31%

Seven-Day Current Yield
A Shares
With Reimbursement	4.82%
Without Reimbursement	3.65%
C Shares
With Reimbursement	4.82%
Without Reimbursement	3.65%
S Shares
With Reimbursement	4.56%
Without Reimbursement	3.40%

Data presented reflects past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end. Total return includes reinvestment of dividends and distributions.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

See "Explanations of Charts, Tables and Financial Statements."

Class S Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class A Shares' estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

The yield more closely reflects the current earnings of Janus Adviser Money Market Fund than the total return.

Janus Distributors LLC has agreed to a 12b-1 waiver on Class C Shares to the levels indicated in the prospectus until at least December 1, 2008.

There is no assurance that the investment process will consistently lead to successful investing.

For A Shares and C Shares, Janus Capital has agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For S Shares, Janus Capital has agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

*The predecessor fund's inception date - May 1, 1995

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,024.70	$3.16
Hypothetical (5% return before expenses)	$1,000.00	$1,022.08	$3.16
Expense Example - C Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,024.70	$3.11
Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	$3.11
Expense Example - S Shares	Beginning Account Value (8/1/06)	Ending Account Value (1/31/07)	Expenses Paid During Period (8/1/06-1/31/07)*
Actual	$1,000.00	$1,023.40	$4.39
Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38

*Expenses are equal to the annualized expense ratio of 0.62% for A Shares, 0.61% for C Shares and 0.86% for S Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

166 Janus Adviser Series January 31, 2007

Janus Adviser Money Market Fund

Schedule of Investments (unaudited)

As of January 31, 2007

Principal Amount		Value
Commercial Paper - 61.5%
$320,000	Altius I Funding Corp. 5.27%, 4/16/07 (Section 4(2))	$316,534
320,000	Aquinas Funding LLC 5.26%, 2/26/07 (Section 4(2))	318,831
330,000	Banco Bilbao Vizcaya 5.25%, 4/4/07 (Section 4(2))	327,016
320,000	Bavaria TRR Corp. 5.30%, 2/16/07 (Section 4(2))	319,293
320,000	Bryant Park Funding LLC 5.27%, 2/27/07 (Section 4(2))	318,782
330,000	BTM Capital Corp. 5.28%, 2/9/07 (Section 4(2))	329,612
300,000	Check Point Charlie, Inc. 5.28%, 2/15/07 (Section 4(2))	299,384
320,000	Davis Square Funding V Corp. 5.275%, 4/3/07 (Section 4(2))	317,140
320,000	Davis Square Funding III Corp. 5.27%, 4/16/07 (Section 4(2))	316,534
300,000	Davis Square Funding IV Corp. 5.27%, 3/7/07 (Section 4(2))	298,507
320,000	Gotham Funding Corp. 5.28%, 2/22/07 (Section 4(2))	319,014
325,000	Harrier Finance Funding LLC 5.235%, 7/6/07 (144A)	317,675
320,000	Klio Funding Corp. 5.28%, 2/16/07 (144A)	319,296
250,000	Klio II Funding Corp. 5.28%, 2/20/07 (144A)	249,303
330,000	Klio III Funding Corp. 5.25%, 4/17/07 (144A)	326,391
	La Fayette Asset Securitization LLC:
200,000	5.29%, 2/12/07 (Section 4(2))§	199,677
100,000	5.28%, 2/16/07 (Section 4(2))	99,780
325,000	Manhattan Asset Funding Company LLC 5.27%, 2/13/07 (Section 4(2))	324,429
325,000	Nieuw Amsterdam Receivables Corp. 5.27%, 3/13/07 (Section 4(2))	323,097
300,000	PB Finance (Delaware), Inc. 5.26%, 2/14/07	299,430
330,000	Scaldis Capital LLC 5.25%, 4/16/07 (Section 4(2))	326,439
300,000	Stanfield Victoria LLC 5.26%, 2/15/07 (144A)	299,386
250,000	Victory Receivables Corp. 5.28%, 3/1/07 (Section 4(2))	248,973
Total Commercial Paper (cost $6,814,523)		6,814,523
Taxable Variable Rate Demand Notes - 33.3%
450,000	Advocare of South Carolina, Inc. 5.28%, 6/1/17	450,000
500,000	Arapahoe County, Colorado Industrial Development Revenue (Cottrell), Series B 5.06%, 10/1/19	500,000
310,000	Breckenridge Terrace LLC 4.9775%, 5/1/39	310,000
100,000	Capel, Inc. 5.32%, 9/1/09	100,000

Principal Amount		Value
Taxable Variable Rate Demand Notes - (continued)
$350,000	Colorado Housing Facilities Revenue (Tenderfoot Seasonal Housing LLC) Series A, 5.37%, 7/1/35	$350,000
190,000	Medical Properties, Inc. North Dakota, (Dakota Clinic Project) 7.72%, 12/22/24	190,000
210,000	Montgomery, Alabama Industrial Development Board of Revenue (Jenkins Brick Co.), Series A 5.42%, 9/1/14	210,000
880,000	New Jersey Economic Development Authority Revenue (Four Woodbury Project), Series B 4.47%, 5/1/31	880,000
35,000	Ohio State Higher Education Facilities Revenue (Columbus College Project), Series 2003A 5.43%, 9/1/07	35,000
160,000	Phoenix, Illinois Realty Special Account Multifamily Revenue (Brightons Mark) 5.05%, 4/1/20	160,000
300,000	Saint Joseph, Missouri Industrial Development Authority Revenue (Albaugh, Inc. Project), Series B 5.69%, 11/1/19	300,000
200,000	West Covina, California Public Financing Authority Tax Allocation Revenue 5.66%, 11/1/29	200,000
Total Taxable Variable Rate Demand Notes (cost $3,685,000)		3,685,000
Repurchase Agreement - 5.4%
600,000	Societe Generale, New York Branch, 5.29% dated 1/31/07, maturing 2/1/07 to be repurchased at $600,088 collateralized by $4,430,289 in U.S. Government Agencies 0%-6.35%, 5/16/08-1/25/37 with a value of $612,002 (cost $600,000)	600,000
Total Investments (total cost $11,099,523) – 100.2%		11,099,523
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(20,249)
Net Assets – 100%		$11,079,274

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2007 167

Statements of Assets and Liabilities

As of January 31, 2007 (unaudited) (all numbers in thousands except net asset value per share)	Janus Adviser Large Cap Growth Fund	Janus Adviser Forty Fund	Janus Adviser Orion Fund		Janus Adviser Mid Cap Growth Fund	Janus Adviser Small-Mid Growth Fund
Assets:
Investments at cost(3)	$138,130	$1,865,359	$3,121		$81,536	$3,156
Investments at value(3)	$175,768	$2,429,525	$3,554		$117,252	$3,457
Cash	316	166	318		66	50
Cash denominated in foreign currency(4)	–	–	3		–	–
Restricted cash (Note 1)	–	–	–		–	–
Receivables:
Investments sold	2,477	3,470	8		39	48
Fund shares sold	455	7,696	274		562	5
Dividends	101	1,689	–		15	–
Interest	24	870	2		10	1
Due from adviser	–	–	15		–	13
Other assets	4	41	–		2	–
Variation margin	–	–	–		–	–
Forward currency contracts	29	–	–		–	–
Total Assets	179,174	2,443,457	4,174		117,946	3,574
Liabilities:
Payables:
Options written, at value(5)	9	–	–		–	–
Collateral for securities loaned (Note 1)	12,588	40,390	–		14,387	–
Due to custodian	–	–	–		–	–
Investments purchased	354	4,675	541		452	35
Fund shares repurchased	966	5,949	7		1,456	–
Dividends	–	–	–		–	–
Advisory fees	75	1,197	2		38	2
Transfer agent fees and expenses	3	9	2		4	3
Registration fees	16	24	15		15	14
Custodian fees	5	5	3		2	5
Professional fees	15	13	16		15	17
Administrative services fees - R Shares	–	3	–		–	–
Administrative services fees - S Shares	34	385	–		20	–
Distribution fees - A Shares	–	74	–		–	–
Distribution fees - C Shares	2	61	1		5	1
Distribution fees - R Shares	–	5	–		–	–
Distribution fees - S Shares	34	385	–		20	–
Networking fees - A Shares	–	61	–		–	–
Networking fees - C Shares	–	3	–		–	–
Networking fees - I Shares	–	–	–		–	–
Printing expenses	16	19	15		16	15
System fees	8	9	7		8	7
Non-interested Trustees' fees and expenses	2	17	–		–	–
Foreign tax liability	–	–	1		–	–
Accrued expenses	3	1	2		3	2
Variation margin	–	–	–		–	–
Forward currency contracts	34	–	–		–	–
Total Liabilities	14,164	53,285	612		16,441	101
Net Assets	$165,010	$2,390,172	$3,562		$101,505	$3,473
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$184,138	$1,838,128	$3,129		$138,981	$3,054
Undistributed net investment income/(loss)*	(160)	(100)	1		(259)	(17)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(56,621)	(12,021)	–		(72,933)	135
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	37,653	564,165	432	(6)	35,716	301	(6)
Total Net Assets	$165,010	$2,390,172	$3,562		$101,505	$3,473
Net Assets - A Shares	$208	$357,873	$1,155		$2,471	$852
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9	11,331	89		74	66
Net Asset Value Per Share and Redemption Price Per Share(7)	$24.28	$31.58	$12.96		$33.29	$12.85
Maximum Offering Price Per Share(8)	$25.76	$33.51	$13.75		$35.32	$13.63
Net Assets - C Shares	$2,616	$76,271	$1,266		$5,788	$1,028
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	108	2,455	99		177	81
Net Asset Value Per Share and Redemption Price Per Share(7)	$24.15	$31.07	$12.82		$32.65	$12.73
Net Assets - I Shares	$442	$35,968	$82		$126	$759
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17	1,141	6		4	59
Net Asset Value Per Share	$26.47	$31.51	$12.99		$33.28	$12.87
Net Assets - R Shares	$13	$12,189	$457		$484	$419
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1	391	36		15	33
Net Asset Value Per Share	$24.06	$31.18	$12.87		$32.90	$12.75
Net Assets - S Shares	$161,731	$1,907,871	$602		$92,636	$415
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,684	60,777	47		2,800	32
Net Asset Value Per Share	$24.20	$31.39	$12.92		$33.09	$12.80

*See Note 3 in Notes to Financial Statements.

**Shares outstanding are not large enough to round to thousands.

  (1)  Formerly named Janus Adviser Core Equity Fund.

  (2)  Formerly named Janus Adviser Risk-Managed Growth Fund.

  (3)  Investments at cost and value include $12,269,654, $39,554,633, $14,058,537, $11,450,521 and $18,520,988 of securities loaned for Janus Adviser Large Cap Growth Fund, Janus Adviser Forty Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Growth and Income Fund and Janus Adviser Balanced Fund, respectively (Note 1).

  (4)  Includes cost of $3,435, $209,703 and $194,156 for Janus Adviser Orion Fund, Janus Adviser Fundamental Equity Fund and Janus Adviser Contrarian Fund, respectively.

See Notes to Financial Statements.
168 Janus Adviser Series January 31, 2007

As of January 31, 2007 (unaudited) (all numbers in thousands except net asset value per share)	Janus Adviser Growth and Income Fund		Janus Adviser Fundamental Equity Fund(1)	Janus Adviser Contrarian Fund		Janus Adviser Balanced Fund		Janus Adviser INTECH Risk-Managed Growth Fund(2)
Assets:
Investments at cost(3)	$246,956		$78,414	$37,416		$478,618		$1,149,441
Investments at value(3)	$294,534		$90,722	$41,479		$565,042		$1,271,013
Cash	217		–	–		105		26
Cash denominated in foreign currency(4)	–		210	194		–		–
Restricted cash (Note 1)	2,427		398	–		–		–
Receivables:
Investments sold	4,761		–	1		1,578		15,298
Fund shares sold	194		77	1,042		266		3,577
Dividends	632		38	17		179		473
Interest	6		6	10		2,828		141
Due from adviser	–		–	–		–		–
Other assets	6		2	–		30		9
Variation margin	–		–	–		–		178
Forward currency contracts	16		–	18		52		–
Total Assets	302,793		91,453	42,761		570,080		1,290,715
Liabilities:
Payables:
Options written, at value(5)	45		7	17		–		–
Collateral for securities loaned (Note 1)	11,823		–	–		19,095		–
Due to custodian	–		170	136		–		–
Investments purchased	3,005		377	5,686		36		25,891
Fund shares repurchased	415		70	48		1,580		604
Dividends	–		–	–		–		–
Advisory fees	152		28	5		247		515
Transfer agent fees and expenses	5		4	3		5		12
Registration fees	15		17	3		15		69
Custodian fees	1		2	–		2		6
Professional fees	15		15	16		15		19
Administrative services fees - R Shares	1		–	–		–		–
Administrative services fees - S Shares	58		13	–		113		33
Distribution fees - A Shares	1		–	2		–		8
Distribution fees - C Shares	8		12	11		16		13
Distribution fees - R Shares	1		–	–		–		–
Distribution fees - S Shares	58		13	–		113		33
Networking fees - A Shares	–		–	–		–		1
Networking fees - C Shares	1		1	–		2		1
Networking fees - I Shares	–		–	–		–		–
Printing expenses	17		16	15		18		15
System fees	8		8	7		11		8
Non-interested Trustees' fees and expenses	3		–	3		6		5
Foreign tax liability	157		–	40		–		–
Accrued expenses	1		3	–		1		2
Variation margin	–		–	–		–		–
Forward currency contracts	10		1	21		172		–
Total Liabilities	15,800		757	6,013		21,447		27,235
Net Assets	$286,993		$90,696	$36,748		$548,633		$1,263,480
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$233,084		$77,800	$32,757		$444,480		$1,148,000
Undistributed net investment income/(loss)*	1,793		–	(31)		1,138		35
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	4,664		586	2		16,711		(6,266)
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	47,452	(6)	12,310	4,020	(6)	86,304		121,711
Total Net Assets	$286,993		$90,696	$36,748		$548,633		$1,263,480
Net Assets - A Shares	$3,224		$1,468	$14,986		$1,238		$40,744
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	179		75	1,082		47		2,826
Net Asset Value Per Share and Redemption Price Per Share(7)	$18.04		$19.70	$13.85		$26.48		$14.42
Maximum Offering Price Per Share(8)	$19.14		$20.90	$14.70		$28.09		$15.30
Net Assets - C Shares	$9,354		$13,872	$16,200		$18,776		$15,293
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	514		713	1,180		693		1,088
Net Asset Value Per Share and Redemption Price Per Share(7)	$18.19		$19.47	$13.73		$27.10		$14.06
Net Assets - I Shares	$115		$128	$1,346		$11		$1,050,650
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6		6	97		430	**	73,206
Net Asset Value Per Share	$18.06		$19.68	$13.86		$26.30		$14.35
Net Assets - R Shares	$3,262		$94	$550		$48		$18
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	182		5	40		2		1
Net Asset Value Per Share	$17.93		$19.49	$13.78		$26.65		$14.28
Net Assets - S Shares	$271,038		$75,134	$3,666		$528,560		$156,775
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,930		3,826	266		19,767		10,923
Net Asset Value Per Share	$18.15		$19.64	$13.81		$26.74		$14.35

  (5)  Includes premiums of $24,424, $58,304, $9,572 and $18,755 for Janus Adviser Large Cap Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Fundamental Equity Fund and Janus Adviser Contrarian Fund, respectively.

  (6)  Net of foreign taxes on investments of $602, $12, $156,688 and $39,975 for Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Growth and Income Fund and Janus Adviser Contrarian Fund, respectively.

  (7)  Redemption price per share may be reduced for any applicable contingent deferred sales charge.

  (8)  Maximum offering price is computed at 100/94.25 of net asset value.

Janus Adviser Series January 31, 2007 169

Statements of Assets and Liabilities (continued)

As of January 31, 2007 (unaudited) (all numbers in thousands except net asset value per share)	Janus Adviser INTECH Risk-Managed Core Fund(1)	Janus Adviser INTECH Risk-Managed Value Fund(2)	Janus Adviser Mid Cap Value Fund	Janus Adviser Small Company Value Fund	Janus Adviser Worldwide Fund	Janus Adviser International Equity Fund
Assets:
Investments at cost(3)	$140,720	$24,907	$490,272	$22,396	$113,813	$2,745
Investments at value(3)	$156,938	$28,112	$539,673	$31,658	$145,564	$2,917
Cash	–	130	599	86	1,804	52
Cash denominated in foreign currency(4)	–	–	–	–	–	4
Restricted Cash (Note 1)	–	–	–	–		–
Deposits with broker for short sales	–	–	–	–	–	–
Receivables:
Investments sold	63	151	3,038	–	1,221	3
Fund shares sold	10,249	4,081	895	68	300	151
Dividends	154	35	372	8	172	1
Interest	12	3	147	2	–	–
Due from adviser	–	21	–	–	–	20
Other assets	3	15	7	1	3	–
Forward currency contracts	–	–	–	–	–	–
Total Assets	167,419	32,548	544,731	31,823	149,064	3,148
Liabilities:
Payables:
Short sales, at value(5)	–	–	–	–	–	–
Options written, at value(6)	–	–	–	–	–	–
Collateral for securities loaned (Note 1)	–	–	51,130	–	3,523	–
Due to custodian	17	–	–	–	–	–
Investments purchased	2,880	789	9,632	399	2,198	37
Fund shares repurchased	204	–	804	78	2,093	–
Dividends	–	–	2	–	–	–
Advisory fees	53	11	250	8	55	2
Transfer agent fees and expenses	3	3	27	8	3	2
Registration fees	5	–	3	12	15	19
Custodian fees	5	4	2	–	–	2
Professional fees	19	15	13	19	24	4
Administrative services fees - R Shares	–	–	–	1	–	–
Administrative services fees - S Shares	8	–	19	5	31	–
Distribution fees - A Shares	4	–	56	–	–	–
Distribution fees - C Shares	16	–	33	1	1	–
Distribution fees - R Shares	–	–	1	2	–	–
Distribution fees - S Shares	8	–	19	5	31	–
Networking fees - A Shares	1	–	37	–	–	1
Networking fees - C Shares	1	–	3	–	–	1
Networking fees - I Shares	–	–	–	–	–	1
Printing expenses	15	16	20	15	16	4
System fees	8	7	6	9	8	5
Non-interested Trustees' fees and expenses	1	–	3	1	3	2
Foreign tax liability	–	–	–	–	–	–
Accrued expenses	1	3	1	1	–	4
Forward currency contracts	–	–	–	–	–	–
Total Liabilities	3,249	848	62,061	564	8,001	84
Net Assets	$164,170	$31,700	$482,670	$31,259	$141,063	$3,064
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$148,107	$28,199	$426,458	$21,063	$235,202	$2,876
Undistributed net investment income/(loss)*	523	61	363	(25)	(216)	1
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(678)	234	6,448	959	(125,680)	16
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	16,218	3,206	49,401	9,262	31,757	171	(7)
Total Net Assets	$164,170	$31,700	$482,670	$31,259	$141,063	$3,064
Net Assets - A Shares	$17,806	$433	$275,653	$443	$234	$546
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,200	37	14,884	27	7	51
Net Asset Value Per Share and Redemption Price Per Share(8)	$14.84	$11.82	$18.52	$16.60	$33.94	$10.75
Maximum Offering Price Per Share(9)(10)	$15.75	$12.54	$19.65	$17.61	$36.02	$11.29
Net Assets - C Shares	$19,508	$413	$40,326	$1,467	$1,050	$548
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,342	35	2,205	91	31	51
Net Asset Value Per Share and Redemption Price Per Share(8)	$14.54	$11.79	$18.29	$16.17	$34.33	$10.74
Net Assets - I Shares	$87,112	$30,257	$72,825	$400	$156	$889
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,903	2,557	3,945	24	5	83
Net Asset Value Per Share	$14.76	$11.83	$18.46	$16.61	$33.84	$10.76
Net Assets - R Shares	$52	$298	$2,208	$4,723	$14	$537
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4	25	119	288	414 **	50
Net Asset Value Per Share	$14.72	$11.82	$18.50	$16.40	$33.82	$10.74
Net Assets - S Shares	$39,692	$299	$91,658	$24,226	$139,609	$544
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,685	25	4,954	1,468	4,105	51
Net Asset Value Per Share	$14.78	$11.82	$18.50	$16.50	$34.01	$10.75

*See Note 3 in Notes to Financial Statements.

**Shares outstanding are not in thousands.

  (1)  Formerly named Janus Adviser Risk-Managed Core Fund.

  (2)  Formerly named Janus Adviser Risk-Managed Value Fund.

  (3)  Investments at cost and value include $49,918,267, $3,442,274, $32,210,817, $2,332,597 and $505,582 of securities loaned for Janus Adviser Mid-Cap Value Fund, Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund, Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund, respectively (Note 1).

  (4)  Includes cost of $4,311 and $6,855,736 for Janus Adviser International Equity Fund and Janus Adviser International Growth Fund, respectively.

  (5)  Includes proceeds of $9,753,541 for Janus Adviser Long/Short Fund.

See Notes to Financial Statements.
170 Janus Adviser Series January 31, 2007

As of January 31, 2007 (unaudited) (all numbers in thousands except net asset value per share)	Janus Adviser International Growth Fund		Janus Adviser Long/Short Fund	Janus Adviser Flexible Bond Fund	Janus Adviser High-Yield Fund	Janus Adviser Money Market Fund
Assets:
Investments at cost(3)	$842,823		$22,279	$47,561	$3,612	$11,100
Investments at value(3)	$1,105,749		$24,140	$47,310	$3,684	$11,100
Cash	4,095		2,056	–	–	13
Cash denominated in foreign currency(4)	6,856		–	–	–	–
Restricted Cash (Note 1)	–				–	–
Deposits with broker for short sales	–		9,754	–	–	–
Receivables:
Investments sold	21,424		7	522	66	–
Fund shares sold	7,344		260	36	–	4
Dividends	1,868		12	–	–	–
Interest	309		35	477	54	17
Due from adviser	–		–	–	13	12
Other assets	14		–	7	–	–
Forward currency contracts	–		–	–	–	–
Total Assets	1,147,659		36,264	48,352	3,817	11,146
Liabilities:
Payables:
Short sales, at value(5)	–		9,982	–	–	–
Options written, at value(6)	–		6	–	–	–
Collateral for securities loaned (Note 1)	33,328		–	2,379	516	–
Due to custodian	–		–	281	2	–
Investments purchased	17,973		3,045	563	97	–
Fund shares repurchased	638		1	363	–	–
Dividends	–		–	10	1	–
Advisory fees	554		14	5	2	2
Transfer agent fees and expenses	6		2	3	3	2
Registration fees	9		40	15	14	9
Custodian fees	15		–	1	1	3
Professional fees	24		6	14	24	13
Administrative services fees - R Shares	1		–	–	–	N/A
Administrative services fees - S Shares	183		–	8	–	2
Distribution fees - A Shares	12		1	–	–	–
Distribution fees - C Shares	62		3	3	1	–
Distribution fees - R Shares	2		–	–	–	N/A
Distribution fees - S Shares	183		–	8	–	2
Networking fees - A Shares	1		–	–	–	–
Networking fees - C Shares	3		–	–	–	–
Networking fees - I Shares	1		–	–	–	N/A
Printing expenses	16		7	16	15	25
System fees	9		7	9	9	6
Non-interested Trustees' fees and expenses	6		6	1	–	1
Foreign tax liability	458		16	–	–	–
Accrued expenses	2		53	5	3	2
Forward currency contracts	–		–	–	–	–
Total Liabilities	53,486		13,189	3,684	688	67
Net Assets	$1,094,173		$23,075	$44,668	$3,129	$11,079
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$827,693		$21,660	$45,831	$3,078	$11,079
Undistributed net investment income/(loss)*	(2,092)		(38)	(14)	1	–
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	6,074		(165)	(898)	(21)	–
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	262,498	(7)	1,618 (7)	(251)	71	–
Total Net Assets	$1,094,173		$23,075	$44,668	$3,129	$11,079
Net Assets - A Shares	$60,180		$6,302	$1,304	$871	$482
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,097		547	111	86	482
Net Asset Value Per Share and Redemption Price Per Share(8)	$54.86		$11.53	$11.79	$10.13	$1.00
Maximum Offering Price Per Share(9)(10)	$58.21		$12.23	$12.37	$10.63	N/A
Net Assets - C Shares	$82,102		$4,050	$4,023	$760	$280
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,475		352	343	75	280
Net Asset Value Per Share and Redemption Price Per Share(8)	$55.68		$11.52	$11.75	$10.13	$1.00
Net Assets - I Shares	$31,988		$10,186	$103	$107	$N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	583		882	9	11	N/A
Net Asset Value Per Share	$54.82		$11.55	$11.78	$10.13	N/A
Net Assets - R Shares	$6,433		$1,157	$102	$694	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	117		100	9	68	N/A
Net Asset Value Per Share	$54.78		$11.53	$11.78	$10.13	N/A
Net Assets - S Shares	$913,470		$1,380	$39,136	$697	$10,317
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,657		120	3,322	69	10,317
Net Asset Value Per Share	$54.84		$11.54	$11.78	$10.13	$1.00

  (6)  Includes premiums of $9,213 for Janus Adviser Long/Short Fund.

  (7)  Net of foreign taxes on investments of $490, $458,057 and $16,427 for Janus Adviser International Equity Fund, Janus Adviser International Growth Fund and Janus Adviser Long/Short Fund, respectively.

  (8)  Redemption price per share may be reduced for any applicable contingent deferred sales charge.

  (9)  Maximum offering price is computed at 100/94.25 of net asset value and is not applicable to Janus Adviser Money Market Fund, Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund.

  (10)  Maximum offering price is computed at 100/95.25 of net asset value for Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund only.

Janus Adviser Series January 31, 2007 171

Statements of Operations

For the six-month period ended January 31, 2007 (unaudited) (all numbers in thousands)	Janus Adviser Large Cap Growth Fund	Janus Adviser Forty Fund	Janus Adviser Orion Fund	Janus Adviser Mid Cap Growth Fund	Janus Adviser Small-Mid Growth Fund
Investment Income:
Interest	$10	$10	$–	$1	$–
Securities lending income	4	54	–	19	–
Dividends	780	8,023	11	266	5
Dividends from affiliates	29	3,552	7	43	4
Foreign tax withheld	–	(93)	(1)	(4)	–
Total Investment Income	823	11,546	17	325	9
Expenses:
Advisory fees	528	6,523	6	316	9
Transfer agent fees and expenses	5	16	4	6	4
Registration fees	58	92	43	53	42
Custodian fees	8	24	8	5	7
Professional fees	11	10	7	11	9
Non-interested Trustees' fees and expenses	4	36	3	3	3
Legal expense	2	2	2	2	2
Interest expense	–	–	–	–	–
Short sale dividend expense	–	–	–	–	–
Printing expenses	12	13	11	13	12
System fees	13	12	12	13	12
Distribution fees - A Shares	–	398	1	2	1
Distribution fees - C Shares	12	309	4	25	4
Distribution fees - R Shares	–	23	1	1	1
Distribution fees - S Shares	203	2,060	1	115	–
Administrative services fees - R Shares	–	11	–	–	1
Administrative services fees - S Shares	203	2,060	1	115	1
Networking fees - A Shares	–	183	–	1	–
Networking fees - C Shares	1	16	–	1	–
Networking fees - I Shares	–	–	–	–	–
Other expenses	3	10	2	3	3
Non-recurring costs (Note 2)	–	–	–	–	–
Costs assumed by Janus Capital Management LLC (Note 2)	–	–	–	–	–
Total Expenses	1,063	11,798	106	685	111
Expense and Fee Offset	–	(17)	–	(1)	–
Net Expenses	1,063	11,781	106	684	111
Less: Excess Expense Reimbursement	(98)	(166)	(90)	(104)	(88)
Net Expenses after Expense Reimbursement	965	11,615	16	580	23
Net Investment Income/(Loss)	(142)	(69)	1	(255)	(14)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	5,696	(3,866)	2	5,399	220
Net realized gain/(loss) from futures contracts	–	–	–	–	–
Net realized gain/(loss) from short sales	–	–	–	–	–
Net realized gain/(loss) from options contracts	48	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	15,890	291,003	347 (3)	11,429	358 (3)
Payment from affiliate (Note 2)	3	–	–	–	–
Net Gain/(Loss) on Investments	21,637	287,137	349	16,828	578
Net Increase/(Decrease) in Net Assets Resulting from Operations	$21,495	$287,068	$350	$16,573	$564

  (1)  Formerly named Janus Adviser Core Equity Fund.

  (2)  Formerly named Janus Adviser Risk-Managed Growth Fund.

  (3)  Net of foreign taxes on investments of $602, $12, $156,688 and $39,975 for Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Growth and Income Fund and Janus Adviser Contrarian Fund, respectively..

See Notes to Financial Statements.
172 Janus Adviser Series January 31, 2007

For the six-month period ended January 31, 2007 (unaudited) (all numbers in thousands)	Janus Adviser Growth and Income Fund	Janus Adviser Fundamental Equity Fund(1)	Janus Adviser Contrarian Fund	Janus Adviser Balanced Fund	Janus Adviser INTECH Risk-Managed Growth Fund(2)
Investment Income:
Interest	$–	$–	$–	$4,981	$85
Securities lending income	12	–	–	25	–
Dividends	4,015	398	81	1,968	5,712
Dividends from affiliates	207	80	31	194	1,249
Foreign tax withheld	(17)	(2)	(4)	(19)	–
Total Investment Income	4,217	476	108	7,149	7,046
Expenses:
Advisory fees	906	220	54	1,510	2,432
Transfer agent fees and expenses	8	7	4	8	30
Registration fees	60	61	31	58	269
Custodian fees	9	5	13	11	25
Professional fees	10	10	8	10	12
Non-interested Trustees' fees and expenses	7	3	6	11	15
Legal expense	2	2	2	2	2
Interest expense	–	–	–	–	–
Short sale dividend expense	–	–	–	–	–
Printing expenses	12	12	11	13	12
System fees	13	13	12	11	13
Distribution fees - A Shares	3	2	9	1	43
Distribution fees - C Shares	47	68	38	93	67
Distribution fees - R Shares	7	–	1	–	–
Distribution fees - S Shares	348	73	1	663	179
Administrative services fees - R Shares	4	–	–	–	–
Administrative services fees - S Shares	348	73	1	663	179
Networking fees - A Shares	–	–	–	–	2
Networking fees - C Shares	2	3	1	4	3
Networking fees - I Shares	–	–	–	–	–
Other expenses	2	2	3	5	4
Non-recurring costs (Note 2)	–	–	–	–	–
Costs assumed by Janus Capital Management LLC (Note 2)	–	–	–	–	–
Total Expenses	1,788	554	195	3,063	3,287
Expense and Fee Offset	(4)	(1)	–	(5)	(4)
Net Expenses	1,784	553	195	3,058	3,283
Less: Excess Expense Reimbursement	–	(79)	(63)	(68)	(1)
Net Expenses after Expense Reimbursement	1,784	474	132	2,990	3,282
Net Investment Income/(Loss)	2,433	2	(24)	4,159	3,764
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	14,524	2,594	23	32,420	(4,566)
Net realized gain/(loss) from futures contracts	–	–	–	–	3,083
Net realized gain/(loss) from short sales	–	–	–	–	–
Net realized gain/(loss) from options contracts	26	45	–	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	9,135 (3)	3,979	3,993 (3)	14,857	121,115
Payment from affiliate (Note 2)	–	–	–	–	216
Net Gain/(Loss) on Investments	23,685	6,618	4,016	47,277	119,848
Net Increase/(Decrease) in Net Assets Resulting from Operations	$26,118	$6,620	$3,992	$51,436	$123,612

Janus Adviser Series January 31, 2007 173

Statements of Operations (continued)

For the six-month period ended January 31, 2007 (unaudited) (all numbers in thousands)	Janus Adviser INTECH Risk-Managed Core Fund(1)	Janus Adviser INTECH Risk-Managed Value Fund(2)	Janus Adviser Mid Cap Value Fund	Janus Adviser Small Company Value Fund	Janus Adviser Worldwide Fund	Janus Adviser International Equity Fund(3)
Investment Income:
Interest	$–	$–	$40	$–	$9	$–
Securities lending income	–	–	30	–	4	–
Dividends	1,160	303	3,754	202	780	9
Dividends from affiliates	57	15	929	19	16	–
Foreign tax withheld	–	–	(8)	–	–	–
Total Investment Income	1,217	318	4,745	221	809	9
Expenses:
Advisory fees	298	60	1,265	117	447	3
Transfer agent fees and expenses	5	4	53	11	6	2
Registration fees	58	35	55	46	53	127
Custodian fees	13	12	10	6	34	4
Professional fees	12	11	10	11	14	4
Non-interested Trustees' fees and expenses	4	2	8	2	3	2
Legal expense	2	1	2	1	2	3
Interest expense	–	–	–	–	–	–
Short sale dividend expense	–	–	–	–	–	–
Printing expenses	12	11	13	12	12	4
System fees	13	13	13	13	13	6
Distribution fees - A Shares	22	–	292	1	–	–
Distribution fees - C Shares	78	2	177	6	4	1
Distribution fees - R Shares	–	1	5	11	–	–
Distribution fees - S Shares	33	–	107	32	185	–
Administrative services fees - R Shares	–	–	3	5	–	–
Administrative services fees - S Shares	33	–	107	32	185	–
Networking fees - A Shares	4	–	73	–	–	1
Networking fees - C Shares	4	–	10	–	–	1
Networking fees - I Shares	–	–	–	–	–	1
Other expenses	2	2	3	3	4	2
Non-recurring costs (Note 2)	–	–	–	–	–	–
Costs assumed by Janus Capital Management LLC (Note 2)	–	–	–	–	–	–
Total Expenses	593	154	2,206	309	962	161
Expense and Fee Offset	(1)	–	(6)	(1)	(1)	–
Net Expenses	592	154	2,200	308	961	161
Less: Excess Expense Reimbursement	(52)	(78)	(44)	(64)	(101)	(153)
Net Expenses after Expense Reimbursement	540	76	2,156	244	860	8
Net Investment Income/(Loss)	677	242	2,589	(23)	(51)	1
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(47)	320	9,039	1,349	11,096	16
Net realized gain/(loss) from futures contracts	–	–	94	–	–	–
Net realized gain/(loss) from short sales	–	–	–	–	–	–
Net realized gain/(loss) from options contracts	–	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	13,708	2,459	41,074	3,077	18,677	171	(4)
Payment from affiliate (Note 2)	–	–	2	–	–	–
Net Gain/(Loss) on Investments	13,661	2,779	50,209	4,426	29,773	187
Net Increase/(Decrease) in Net Assets Resulting from Operations	$14,338	$3,021	$52,798	$4,403	$29,722	$188

  (1)  Formerly named Janus Adviser Risk-Managed Core Fund.

  (2)  Formerly named Janus Adviser Risk-Managed Value Fund.

  (3)  Period from November 28, 2006 (inception date) through January 31, 2007.

  (4)  Net of foreign taxes on investments of $490, $458,057 and $16,427 for Janus Adviser International Equity Fund, Janus Adviser International Growth Fund and Janus Adviser Long/Short Fund, respectively.

See Notes to Financial Statements.
174 Janus Adviser Series January 31, 2007

For the six-month period ended January 31, 2007 (unaudited) (all numbers in thousands)	Janus Adviser International Growth Fund	Janus Adviser Long/Short Fund	Janus Adviser Flexible Bond Fund	Janus Adviser High-Yield Fund	Janus Adviser Money Market Fund
Investment Income:
Interest	$2	$117	$1,242	$119	$290
Securities lending income	49	–	3	1	–
Dividends	5,475	44	17	–	–
Dividends from affiliates	1,077	–	14	6	–
Foreign tax withheld	(486)	(2)	–	–	–
Total Investment Income	6,117	159	1,276	126	290
Expenses:
Advisory fees	2,618	58	116	10	13
Transfer agent fees and expenses	12	4	5	4	3
Registration fees	58	153	53	41	30
Custodian fees	153	9	5	7	7
Professional fees	14	9	10	10	8
Non-interested Trustees' fees and expenses	14	6	2	3	2
Legal expense	2	108	1	2	2
Interest expense	–	28	–	–	–
Short sale dividend expense	–	16	–	–	–
Printing expenses	13	7	12	11	22
System fees	13	13	10	9	10
Distribution fees - A Shares	42	3	2	1	–
Distribution fees - C Shares	250	9	23	4	1
Distribution fees - R Shares	6	3	–	2	N/A
Distribution fees - S Shares	899	1	51	1	12
Administrative services fees - R Shares	3	1	–	1	N/A
Administrative services fees - S Shares	899	1	51	1	12
Networking fees - A Shares	6	–	–	–	–
Networking fees - C Shares	10	–	1	–	–
Networking fees - I Shares	2	–	–	–	N/A
Other expenses	4	2	2	2	3
Non-recurring costs (Note 2)	–	–	–	–	–
Costs assumed by Janus Capital Management LLC (Note 2)	–	–	–	–	–
Total Expenses	5,018	431	344	109	125
Expense and Fee Offset	(41)	–	(1)	–	–
Net Expenses	4,977	431	343	109	125
Less: Excess Expense Reimbursement	(2)	(287)	(89)	(86)	(80)
Net Expenses after Expense Reimbursement	4,975	144	254	23	45
Net Investment Income/(Loss)	1,142	15	1,022	103	245
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	49,242	204	58	13	–
Net realized gain/(loss) from futures contracts	–	–	(4)	–	–
Net realized gain/(loss) from short sales	–	(368)	–	–	–
Net realized gain/(loss) from options contracts	–	(1)	–	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	140,404 (4)	1,618 (4)	567	106	–
Payment from affiliate (Note 2)	20	5	–	–	–
Net Gain/(Loss) on Investments	189,666	1,458	621	119	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	$190,808	$1,473	$1,643	$222	$245

Janus Adviser Series January 31, 2007 175

Statements of Changes in Net Assets

For the six-month period ended January 31, 2007 (unaudited) and for the fiscal year ended July 31, 2006	Janus Adviser Large Cap Growth Fund		Janus Adviser Forty Fund		Janus Adviser Orion Fund		Janus Adviser Mid Cap Growth Fund		Janus Adviser Small-Mid Growth Fund
(all numbers in thousands)	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income/(loss)	$(142)	$(44)	$(69)	$1,776	$1	$(3)	$(255)	$(411)	$(14)	$(6)
Net realized gain/(loss) from investment and foreign currency transactions	5,696	27,517	(3,866)	175,454	2	(2)	5,399	14,967	220	(59)
Net realized gain/(loss) from futures contracts	–	–	–	–	–	–	–	–	–	–
Net realized gain/(loss) from short sales	–	–	–	627	–	–	–	–	–	–
Net realized gain/(loss) from options contracts	48	–	–	–	–	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	15,890	(24,265)	291,003	(132,869)	347	85	11,429	(10,060)	358	(58)
Payment from affiliate (Note 2)	3	–	–	3	–	–	–	–	–	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	21,495	3,208	287,068	44,991	350	80	16,573	4,496	564	(122)
Dividends and Distributions to Shareholders:
Net investment income*
A Shares	(1)	–	(370)	–	–	–	–	–	–	–
C Shares	–	–	–	–	–	–	–	–	–	–
I Shares	(1)	–	(95)	–	–	–	–	–	–	–
R Shares	–	–	(19)	–	–	–	–	–	–	–
S Shares	(16)	–	(1,319)	–	–	–	–	–	–	–
Net realized gain from investment transactions*
A Shares	–	–	(11,013)	–	–	–	–	–	(8)	–
C Shares	–	–	(2,228)	–	–	–	–	–	(9)	–
I Shares	–	–	(1,029)	–	–	–	–	–	(6)	–
R Shares	–	–	(363)	–	–	–	–	–	(4)	–
S Shares	–	–	(57,297)	–	–	–	–	–	(4)	–
Net Decrease from Dividends and Distributions	(18)	–	(73,733)	–	–	–	–	–	(31)	–
Capital Share Transactions:
Shares sold
A Shares	199	36	70,261	304,387	787	343	1,069	1,325	88	1,063
C Shares	286	399	21,576	32,248	799	354	1,056	1,831	154	852
I Shares	416	7,435	25,574	8,715	67	10	55	58	332	354
R Shares	1	–	6,094	7,448	134	250	220	239	–	336
S Shares	20,719	38,129	461,967	633,996	233	285	12,304	27,863	64	413
Reinvested dividends and distributions
A Shares	1	–	453	–	–	–	–	–	7	–
C Shares	–	–	1,541	–	–	–	–	–	6	–
I Shares	1	–	36	–	–	–	–	–	6	–
R Shares	–	–	275	–	–	–	–	–	4	–
S Shares	16	–	58,194	–	–	–	–	–	3	–
Shares repurchased
A Shares	(58)	(3)	(31,528)	(56,800)	(67)	(22)	(262)	(306)	(202)	(196)
C Shares	(271)	(387)	(5,043)	(5,321)	(20)	(10)	(253)	(469)	(23)	(66)
I Shares	–	(7,510)	(388)	–	–	–	–	–	(4)	–
R Shares	–	–	(1,947)	(494)	–	–	(29)	(7)	–	–
S Shares	(33,783)	(104,947)	(223,808)	(315,909)	(11)	–	(24,433)	(39,416)	(85)	(44)
Net Increase/(Decrease) from Capital Share Transactions	(12,473)	(66,848)	383,257	608,270	1,922	1,210	(10,273)	(8,882)	350	2,712
Net Increase/(Decrease) in Net Assets	9,004	(63,640)	596,592	653,261	2,272	1,290	6,300	(4,386)	883	2,590
Net Assets:
Beginning of period	156,006	219,646	1,793,580	1,140,319	1,290	–	95,205	99,591	2,590	–
End of period	$165,010	$156,006	$2,390,172	$1,793,580	$3,562	$1,290	$101,505	$95,205	$3,473	$2,590
Undistributed net investment income/(loss)*	$(160)	$–	$(100)	$1,772	$1	$–	$(259)	$(4)	$(17)	$(3)

*See Note 3 in Notes to Financial Statements.

  (1)  Formerly named Janus Adviser Core Equity Fund.

See Notes to Financial Statements.
176 Janus Adviser Series January 31, 2007

For the six-month period ended January 31, 2007 (unaudited) and for the fiscal year ended July 31, 2006	Janus Adviser Growth and Income Fund		Janus Adviser Fundamental Equity Fund(1)		Janus Adviser Contrarian Fund		Janus Adviser Balanced Fund
(all numbers in thousands)	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income/(loss)	$2,433	$2,915	$2	$75	$(24)	$25	$4,159	$8,556
Net realized gain/(loss) from investment and foreign currency transactions	14,524	13,862	2,594	5,125	23	(11)	32,420	34,617
Net realized gain/(loss) from futures contracts	–	–	–	–	–	–	–	–
Net realized gain/(loss) from short sales	–	–	–	–	–	–	–	–
Net realized gain/(loss) from options contracts	26	–	45	–	–	(8)	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	9,135	(6,640)	3,979	(987)	3,993	28	14,857	(13,645)
Payment from affiliate (Note 2)	–	6	–	10	–	–	–	10
Net Increase/(Decrease) in Net Assets Resulting from Operations	26,118	10,143	6,620	4,223	3,992	34	51,436	29,538
Dividends and Distributions to Shareholders:
Net investment income*
A Shares	(19)	(11)	(5)	–	(24)	–	(12)	(8)
C Shares	(8)	(47)	–	–	(3)	–	(115)	(183)
I Shares	–	–	–	–	(1)	–	–	–
R Shares	(18)	(13)	–	–	–	–	–	–
S Shares	(1,028)	(2,335)	(78)	(56)	(3)	–	(4,453)	(8,203)
Net realized gain from investment transactions*
A Shares	(180)	(4)	(104)	(12)	(1)	–	(82)	(4)
C Shares	(615)	(125)	(992)	(946)	(2)	–	(1,269)	(356)
I Shares	(8)	–	(9)	(1)	–	–	(1)	–
R Shares	(202)	(2)	(9)	(2)	–	–	(3)	–
S Shares	(17,279)	(3,229)	(4,163)	(4,403)	–	–	(36,749)	(11,415)
Net Decrease from Dividends and Distributions	(19,357)	(5,766)	(5,360)	(5,420)	(34)	–	(42,684)	(20,169)
Capital Share Transactions:
Shares sold
A Shares	2,029	1,359	424	1,342	7,921	5,450	590	744
C Shares	2,022	3,040	1,308	4,292	11,414	3,938	1,109	2,217
I Shares	95	27	9	121	1,274	60	–	10
R Shares	1,408	2,449	69	55	189	252	9	29
S Shares	32,441	93,498	26,402	30,454	3,262	651	43,208	76,477
Reinvested dividends and distributions
A Shares	76	8	68	3	7	–	52	6
C Shares	450	137	796	778	1	–	1,091	419
I Shares	8	–	9	1	1	–	1	–
R Shares	220	15	9	1	–	–	3	1
S Shares	18,041	5,470	4,220	4,434	2	–	41,193	19,611
Shares repurchased
A Shares	(121)	(199)	(351)	(53)	(276)	(13)	(137)	(89)
C Shares	(1,914)	(3,820)	(1,000)	(1,016)	(746)	(79)	(1,614)	(2,782)
I Shares	(6)	–	(3)	(5)	(27)	–	–	–
R Shares	(247)	(526)	(34)	(12)	(2)	–	–	(5)
S Shares	(50,620)	(54,958)	(10,430)	(17,217)	(457)	(66)	(72,197)	(192,343)
Net Increase/(Decrease) from Capital Share Transactions	3,882	46,500	21,496	23,178	22,563	10,193	13,308	(95,705)
Net Increase/(Decrease) in Net Assets	10,643	50,877	22,756	21,981	26,521	10,227	22,060	(86,336)
Net Assets:
Beginning of period	276,350	225,473	67,940	45,959	10,227	–	526,573	612,909
End of period	$286,993	$276,350	$90,696	$67,940	$36,748	$10,227	$548,633	$526,573
Undistributed net investment income/(loss)*	$1,793	$433	$–	$82	$(31)	$23	$1,138	$1,559

Janus Adviser Series January 31, 2007 177

Statements of Changes in Net Assets (continued)

For the six-month period ended January 31, 2007 (unaudited) and for the fiscal year ended July 31, 2006	Janus Adviser INTECH Risk-Managed Growth Fund(1)		Janus Adviser INTECH Risk-Managed Core Fund(2)		Janus Adviser INTECH Risk-Managed Value Fund(3)		Janus Adviser Mid Cap Value Fund
(all numbers in thousands)	2007	2006	2007	2006	2007	2006(4)	2007	2006
Operations:
Net investment income/(loss)	$3,764	$1,020	$677	$361	$242	$149	$2,589	$2,827
Net realized gain/(loss) from investment and foreign currency transactions	(4,566)	(2,567)	(47)	540	320	(57)	9,039	4,397
Net realized gain/(loss) from futures contracts	3,083	(288)	–	–	–	–	94	210
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	121,115	(6,882)	13,708	(241)	2,459	747	41,074	859
Payment from affiliate (Note 2)	216	2	–	–	–	–	2	17
Net Increase/(Decrease) in Net Assets Resulting from Operations	123,612	(8,715)	14,338	660	3,021	839	52,798	8,310
Dividends and Distributions to Shareholders:
Net investment income*
A Shares	(101)	(22)	(50)	(54)	(5)	–	(2,401)	(477)
C Shares	–	–	–	(3)	(3)	–	(149)	(89)
I Shares	(4,518)	(3)	(353)	–	(317)	–	(787)	–
R Shares	–	–	–	–	(2)	–	(15)	(2)
S Shares	(129)	(22)	(76)	(53)	(3)	–	(718)	(290)
Net realized gain from investment transactions*
A Shares	–	(834)	(59)	(560)	–	–	(3,141)	(1,425)
C Shares	–	(400)	(54)	(594)	(1)	–	(478)	(471)
I Shares	–	(101)	(223)	(1)	(27)	–	(822)	–
R Shares	–	(1)	–	(1)	–	–	(29)	(17)
S Shares	–	(4,425)	(101)	(877)	–	–	(1,124)	(1,317)
Net Decrease from Dividends and Distributions	(4,748)	(5,808)	(916)	(2,143)	(358)	–	(9,664)	(4,088)
Capital Share Transactions:
Shares sold
A Shares	9,567	21,658	7,753	15,662	130	250	64,966	180,836
C Shares	3,371	9,049	6,177	10,001	109	252	8,310	21,998
I Shares	769,687	262,895	27,005	54,991	16,119	20,946	45,598	26,148
R Shares	–	5	34	–	–	250	825	1,570
S Shares	34,468	89,493	20,439	15,954	–	250	23,830	46,803
Redemption fees
I Shares	46	29	–	–	–	–	N/A	N/A
R Shares	–	–	–	–	–	–	N/A	N/A
S Shares	2	5	1	5	–	–	N/A	N/A
Reinvested dividends and distributions
A Shares	76	632	55	141	5	–	5,380	1,830
C Shares	–	146	20	196	3	–	341	295
I Shares	4,367	104	499	1	344	–	1,015	–
R Shares	–	1	–	1	3	–	37	18
S Shares	128	4,418	173	861	3	–	1,746	1,536
Shares repurchased
A Shares	(3,770)	(2,997)	(7,980)	(2,802)	–	–	(12,531)	(18,698)
C Shares	(1,755)	(6,582)	(1,053)	(6,518)	(1)	–	(2,682)	(2,037)
I Shares	(65,630)	(9,098)	(1,776)	(504)	(7,465)	(3,000)	(2,759)	(1,105)
R Shares	–	–	–	–	–	–	(811)	(376)
S Shares	(16,243)	(42,745)	(1,580)	(10,603)	–	–	(17,435)	(18,242)
Net Increase/(Decrease) from Capital Share Transactions	734,314	327,013	49,767	77,386	9,250	18,948	115,830	240,576
Net Increase/(Decrease) in Net Assets	853,178	312,490	63,189	75,903	11,913	19,787	158,964	244,798
Net Assets:
Beginning of period	410,302	97,812	100,981	25,078	19,787	–	323,706	78,908
End of period	$1,263,480	$410,302	$164,170	$100,981	$31,700	$19,787	$482,670	$323,706
Undistributed net investment income/(loss)*	$35	$1,019	$523	$325	$61	$149	$363	$1,845

*See Note 3 in Notes to Financial Statements.

  (1)  Formerly named Janus Adviser Risk-Managed Growth Fund.

  (2)  Formerly named Janus Adviser Risk-Managed Core Fund.

  (3)  Formerly named Janus Adviser Risk-Managed Value Fund.

  (4)  Period from December 30, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.
178 Janus Adviser Series January 31, 2007

For the six-month period ended January 31, 2007 (unaudited) and for the fiscal year ended July 31, 2006	Janus Adviser Small Company Value Fund		Janus Adviser Worldwide Fund		Janus Adviser International Equity Fund	Janus Adviser International Growth Fund
(all numbers in thousands)	2007	2006	2007	2006	2007(5)	2007	2006
Operations:
Net investment income/(loss)	$(23)	$(122)	$(51)	$3,775	$1	$1,142	$6,425
Net realized gain/(loss) from investment and foreign currency transactions	1,349	633	11,096	69,364	16	49,242	77,149
Net realized gain/(loss) from futures contracts	–	–	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	3,077	249	18,677	(44,455)	171	140,404	40,454
Payment from affiliate (Note 2)	–	–	–	2	–	20	3
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,403	760	29,722	28,686	188	190,808	124,031
Dividends and Distributions to Shareholders:
Net investment income*
A Shares	–	–	(4)	–	–	(424)	(17)
C Shares	–	–	(19)	(2)	–	(478)	(14)
I Shares	–	–	–	–	–	(249)	–
R Shares	–	–	–	–	–	(25)	–
S Shares	–	–	(2,741)	(3,481)	–	(5,959)	(2,312)
Net realized gain from investment transactions*
A Shares	(15)	(4)	–	–	–	–	–
C Shares	(40)	(28)	–	–	–	–	–
I Shares	(11)	–	–	–	–	–	–
R Shares	(147)	(95)	–	–	–	–	–
S Shares	(761)	(679)	–	–	–	–	–
Net Decrease from Dividends and Distributions	(974)	(806)	(2,764)	(3,483)	–	(7,135)	(2,343)
Capital Share Transactions:
Shares sold
A Shares	96	393	168	21	508	37,905	24,267
C Shares	523	369	210	42	511	44,164	26,796
I Shares	214	305	144	10	851	18,335	14,097
R Shares	958	1,976	–	–	500	5,656	841
S Shares	6,443	18,326	12,922	45,496	506	277,954	305,624
Redemption fees
I Shares	N/A	N/A	–	–	–	1	2
R Shares	N/A	N/A	–	–	–	–	2
S Shares	N/A	N/A	7	18	–	64	127
Reinvested dividends and distributions
A Shares	8	–	2	–	–	253	2
C Shares	26	19	19	2	–	321	10
I Shares	11	–	–	–	–	249	–
R Shares	144	94	–	–	–	7	–
S Shares	741	657	2,739	3,473	–	5,875	2,281
Shares repurchased
A Shares	(68)	(41)	–	(12)	–	(4,298)	(4,835)
C Shares	(148)	(207)	(31)	(162)	–	(1,951)	(1,260)
I Shares	(117)	(35)	–	–	–	(1,174)	(2,962)
R Shares	(573)	(717)	–	–	–	(290)	(176)
S Shares	(13,520)	(13,594)	(47,429)	(391,091)	–	(87,856)	(170,709)
Net Increase/(Decrease) from Capital Share Transactions	(5,262)	7,545	(31,249)	(342,203)	2,876	295,215	194,107
Net Increase/(Decrease) in Net Assets	(1,833)	7,499	(4,291)	(317,000)	3,064	478,888	315,795
Net Assets:
Beginning of period	33,092	25,593	145,354	462,354	–	615,285	299,490
End of period	$31,259	$33,092	$141,063	$145,354	$3,064	$1,094,173	$615,285
Undistributed net investment income/(loss)*	$(25)	$(1)	$(216)	$2,600	$1	$(2,092)	$3,901

  (5)  Period from November 28, 2006 (inception date) through January 31, 2007.

Janus Adviser Series January 31, 2007 179

Statements of Changes in Net Assets (continued)

For the six-month period ended January 31, 2007 (unaudited) and for the fiscal year ended July 31, 2006	Janus Adviser Long/Short Fund	Janus Adviser Flexible Bond Fund		Janus Adviser High-Yield Fund		Janus Adviser Money Market Fund
(all numbers in thousands)	2007	2007	2006	2007	2006	2007	2006
Operations:
Net investment income/(loss)	$15	$1,022	$1,988	$103	$156	$245	$340
Net realized gain/(loss) from investment and foreign currency transactions	204	58	(808)	13	(34)	–	–
Net realized gain/(loss) from futures contracts	–	(4)	8	–	–	–	–
Net realized gain/(loss) from short sales	(368)	–	–	–	–	–	–
Net realized gain/(loss) from options contracts	(1)	–	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	1,618	567	(802)	106	(35)	–	–
Payment from affiliate (Note 2)	5	–	5	–	–	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,473	1,643	391	222	87	245	340
Dividends and Distributions to Shareholders:
Net investment income*
A Shares	(18)	(30)	(12)	(31)	(45)	(8)	(1)
C Shares	(7)	(89)	(172)	(23)	(35)	(10)	(3)
I Shares	(20)	(2)	–	(3)	–	N/A	N/A
R Shares	(3)	(2)	–	(22)	(37)	N/A	N/A
S Shares	(5)	(917)	(1,898)	(23)	(39)	(227)	(336)
Net realized gain from investment transactions*
A Shares	–	–	–	–	–	–	–
C Shares	–	–	(39)	–	–	–	–
I Shares	–	–	–	–	–	N/A	N/A
R Shares	–	–	–	–	–	N/A	N/A
S Shares	–	–	(389)	–	–	–	–
Net Decrease from Dividends and Distributions	(53)	(1,040)	(2,510)	(102)	(156)	(245)	(340)
Capital Share Transactions:
Shares sold
A Shares	5,985	485	1,051	86	818	327	195
C Shares	3,798	536	617	46	646	358	267
I Shares	9,624	90	10	91	10	N/A	N/A
R Shares	1,000	90	–	–	625	N/A	N/A
S Shares	1,220	5,041	9,599	2	655	4,855	7,979
Redemption Fees
I Shares	–	N/A	N/A	–	–	N/A	N/A
R Shares	–	N/A	N/A	–	–	N/A	N/A
S Shares	–	N/A	N/A	–	–	N/A	N/A
Reinvested dividends and distributions
A Shares	16	19	11	24	40	8	1
C Shares	7	57	143	22	35	9	3
I Shares	20	2	–	3	–	N/A	N/A
R Shares	3	2	–	22	37	N/A	N/A
S Shares	5	902	2,264	23	39	227	333
Shares repurchased
A Shares	(11)	(198)	(147)	(114)	–	(48)	(10)
C Shares	(11)	(1,067)	(1,693)	–	–	(318)	(49)
I Shares	(1)	–	–	–	–	N/A	N/A
R Shares	–	–	–	–	–	N/A	N/A
S Shares	–	(8,497)	(21,481)	(1)	(31)	(4,644)	(8,516)
Net Increase/(Decrease) from Capital Share Transactions	21,655	(2,538)	(9,626)	204	2,874	774	203
Net Increase/(Decrease) in Net Assets	23,075	(1,935)	(11,745)	324	2,805	774	203
Net Assets:
Beginning of period	–	46,603	58,348	2,805	–	10,305	10,102
End of period	$23,075	$44,668	$46,603	$3,129	$2,805	$11,079	$10,305
Undistributed net investment income/(loss)*	$(38)	$(14)	$4	$1	$–	$–	$–

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
180 Janus Adviser Series January 31, 2007

Financial Highlights – A Shares

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Large Cap Growth Fund			Janus Adviser Forty Fund
	2007	2006	2005(1)	2007	2006		2005(1)
Net Asset Value, Beginning of Period	$21.31	$21.07	$18.80	$28.44	$27.41		$22.32
Income from Investment Operations:
Net investment income/(loss)	(.04)	.01	.05	.02	.06		.02
Net gain/(loss) on securities (both realized and unrealized)	3.08	.23	2.22	4.19	.97		5.07
Total from Investment Operations	3.04	.24	2.27	4.21	1.03		5.09
Less Distributions:
Dividends from net investment income*	(.07)	–	–	(.03)	–		–
Distributions from net realized gains*	–	–	–	(1.04)	–		–
Total Distributions	(.07)	–	–	(1.07)	–		–
Net Asset Value, End of Period	$24.28	$21.31	$21.07	$31.58	$28.44		$27.41
Total Return**	14.26%	1.14%	12.07%	14.89%	3.76%		22.80%
Net Assets, End of Period (in thousands)	$208	$52	$20	$357,873	$285,721		$30,042
Average Net Assets for the Period (in thousands)	$125	$31	$14	$315,765	$216,262		$7,814
Ratio of Gross Expenses to Average Net Assets***(2)	0.91%	0.91%	0.91%	0.92%	0.93	%(3)	0.92%
Ratio of Net Expenses to Average Net Assets***(2)	0.91%	0.91%	0.91%	0.92%	0.93	%(3)	0.91%
Ratio of Net Investment Income to Average Net Assets***	0.08%	0.32%	0.07%	0.20%	0.39%		0.13%
Portfolio Turnover Rate***	25%	81%	62%	35%	55%		45%

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Orion Fund		Janus Adviser Mid Cap Growth Fund
	2007	2006	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$10.88	$10.00	$28.07	$26.79	$21.75
Income from Investment Operations:
Net investment income/(loss)	(.01)	.03	(.05)	.02	.04
Net gain/(loss) on securities (both realized and unrealized)	2.09	.85	5.27	1.26	5.00
Total from Investment Operations	2.08	.88	5.22	1.28	5.04
Less Distributions:
Dividends from net investment income*	–	–	–	–	–
Distributions from net realized gains*	–	–	–	–	–
Total Distributions	–	–	–	–	–
Net Asset Value, End of Period	$12.96	$10.88	$33.29	$28.07	$26.79
Total Return**	19.12%	8.80%	18.60%	4.78%	23.17%
Net Assets, End of Period (in thousands)	$1,155	$342	$2,471	$1,349	$325
Average Net Assets for the Period (in thousands)	$507	$300	$1,833	$817	$164
Ratio of Gross Expenses to Average Net Assets***(2)	1.25%	1.55%	0.90%	0.90%	0.91%
Ratio of Net Expenses to Average Net Assets***(2)	1.20%	1.48%	0.90%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets***	0.47%	0.07%	(0.24)%	(0.12)%	(0.28)%
Portfolio Turnover Rate***	25%	57%	29%	43%	32%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  See Note 4 in Notes to Financial Statements.

(3)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 0.92% and 0.92%, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2007 181

Financial Highlights – A Shares (continued)

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Small-Mid Growth Fund		Janus Adviser Growth and Income Fund
	2007	2006	2007		2006		2005(1)
Net Asset Value, Beginning of Period	$10.65	$10.00	$17.71		$17.29		$14.64
Income from Investment Operations:
Net investment income/(loss)	(.04)	.01	.17		.24		.07
Net gain/(loss) on securities (both realized and unrealized)	2.36	.64	1.52		.62		2.65
Total from Investment Operations	2.32	.65	1.69		.86		2.72
Less Distributions and Other:
Dividends from net investment income*	–	–	(.15)		(.24)		(.07)
Distributions from net realized gains*	(.12)	–	(1.21)		(.23)		–
Payment from affiliate	–	–	–	(2)	.03		–
Total Distributions and Other	(.12)	–	(1.36)		(.44)		(.07)
Net Asset Value, End of Period	$12.85	$10.65	$18.04		$17.71		$17.29
Total Return**	21.82%	6.50%	9.57	%(3)	5.08	%(4)	18.62%
Net Assets, End of Period (in thousands)	$852	$808	$3,224		$1,251		$158
Average Net Assets for the Period (in thousands)	$810	$513	$2,259		$657		$72
Ratio of Gross Expenses to Average Net Assets***(5)	1.32%	1.52%	0.98%		1.09%		0.98%
Ratio of Net Expenses to Average Net Assets***(5)	1.30%	1.47%	0.97%		1.09%		0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.68)%	(0.04)%	1.96%		1.76%		0.46%
Portfolio Turnover Rate***	113%	261%	43%		42%		43%

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Fundamental Equity Fund(6)				Janus Adviser Contrarian Fund
	2007	2006		2005(1)	2007		2006
Net Asset Value, Beginning of Period	$19.40	$19.58		$17.05	$11.00		$10.00
Income from Investment Operations:
Net investment income/(loss)	.03	.03		.05	–		.03
Net gain/(loss) on securities (both realized and unrealized)	1.82	1.92		3.01	2.89		.98
Total from Investment Operations	1.85	1.95		3.06	2.89		1.01
Less Distributions and Other:
Dividends from net investment income*	(.06)	(.05)		–	(.04)		–
Distributions from net realized gains*	(1.49)	(2.08)		(.53)	–		(.01)
Payment from affiliate	–	–	(2)	–	–	(2)	–	(2)
Total Distributions and Other	(1.55)	(2.13)		(.53)	(.04)		(.01)
Net Asset Value, End of Period	$19.70	$19.40		$19.58	$13.85		$11.00
Total Return**	9.58%	10.05	%(7)	18.19%	26.27	%(8)	10.09	%(8)
Net Assets, End of Period (in thousands)	$1,468	$1,311		$64	$14,986		$5,565
Average Net Assets for the Period (in thousands)	$1,398	$458		$50	$7,491		$1,185
Ratio of Gross Expenses to Average Net Assets***(5)	0.95%	0.96%		0.96%	1.21%		1.43%
Ratio of Net Expenses to Average Net Assets***(5)	0.95%	0.95%		0.95%	1.20%		1.38%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.33%	0.55%		0.42%	0.09%		1.37%
Portfolio Turnover Rate***	24%	48%		80%	10%		37%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3) During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.17%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Formerly named Janus Adviser Core Equity Fund.

(7)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(8)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.
182 Janus Adviser Series January 31, 2007

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Balanced Fund				Janus Adviser INTECH Risk-Managed Growth Fund(1)
	2007	2006	2005(2)		2007		2006		2005(2)
Net Asset Value, Beginning of Period	$26.16	$25.95	$23.80		$12.81		$13.32		$12.56
Income from Investment Operations:
Net investment income/(loss)	.29	.66	.30		.03		.06		–	(3)
Net gain/(loss) on securities (both realized and unrealized)	2.32	.75	2.21		1.62		.08		1.59
Total from Investment Operations	2.61	1.41	2.51		1.65		.14		1.59
Less Distributions and Other:
Dividends from net investment income*	(.32)	(.66)	(.36)		(.04)		(.02)		–
Distributions from net realized gains*	(1.97)	(.54)	–		–		(.63)		(.88)
Payment from affiliate	–	–	–	(4)	–	(4)	–	(4)	.05
Total Distributions and Other	(2.29)	(1.20)	(.36)		(.04)		(.65)		(.83)
Net Asset Value, End of Period	$26.48	$26.16	$25.95		$14.42		$12.81		$13.32
Total Return**	10.07%	5.53%	10.59	%(5)	12.87	%(6)	0.84	%(7)	13.36	%(8)
Net Assets, End of Period (in thousands)	$1,238	$728	$75		$40,744		$30,875		$12,887
Average Net Assets for the Period (in thousands)	$1,056	$370	$69		$34,461		$22,793		$2,766
Ratio of Gross Expenses to Average Net Assets***(9)	0.82%	0.82%	0.83%		0.83%		0.85%		0.86%
Ratio of Net Expenses to Average Net Assets***(9)	0.82%	0.82%	0.82%		0.83%		0.85%		0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.77%	1.87%	1.81%		0.62%		0.61%		0.17%
Portfolio Turnover Rate***	64%	49%	47%		75%		100%		106%

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser INTECH Risk-Managed Core Fund(10)			Janus Adviser INTECH Risk-Managed Value Fund(11)
	2007	2006	2005(2)	2007	2006(12)
Net Asset Value, Beginning of Period	$13.27	$13.92	$13.18	$10.64	$10.00
Income from Investment Operations:
Net investment income/(loss)	.08	.12	.02	.08	.09
Net gain/(loss) on securities (both realized and unrealized)	1.57	.66	2.20	1.27	.55
Total from Investment Operations	1.65	.78	2.22	1.35	.64
Less Distributions:
Dividends from net investment income*	(.04)	(.12)	–	(.15)	–
Distributions from net realized gains*	(.04)	(1.31)	(1.48)	(.02)	–
Total Distributions	(.08)	(1.43)	(1.48)	(.17)	–
Net Asset Value, End of Period	$14.84	$13.27	$13.92	$11.82	$10.64
Total Return**	12.47%	5.69%	17.66%	12.71%	6.40%
Net Assets, End of Period (in thousands)	$17,806	$16,014	$3,455	$433	$266
Average Net Assets for the Period (in thousands)	$17,714	$9,771	$825	$303	$256
Ratio of Gross Expenses to Average Net Assets***(9)	0.85%	0.85%	0.87%	0.85%	0.85%
Ratio of Net Expenses to Average Net Assets***(9)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.08%	0.78%	0.90%	1.77%	1.48%
Portfolio Turnover Rate***	91%	98%	80%	115%	98%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(2)  Period from September 30, 2004 (inception date) through July 31, 2005.

(3)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the period ended.

(4)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(5)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(6)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.03%.

(7)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(8)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.49%.

(9)  See Note 4 in Notes to Financial Statements.

(10)  Formerly named Janus Adviser Risk-Managed Core Fund.

(11)  Formerly named Janus Adviser Risk-Managed Value Fund.

(12)  Period from December 30, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2007 183

Financial Highlights – A Shares (continued)

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Mid Cap Value Fund						Janus Adviser Small Company Value Fund
	2007		2006		2005(1)		2007	2006	2005(1)
Net Asset Value, Beginning of Period	$16.57		$16.09		$14.25		$14.81	$14.68	$12.94
Income from Investment Operations:
Net investment income/(loss)	.10		.23		.03		.01	–	.01
Net gain/(loss) on securities (both realized and unrealized)	2.25		.83		2.54		2.31	.62	2.53
Total from Investment Operations	2.35		1.06		2.57		2.32	.62	2.54
Less Distributions and Other:
Dividends from net investment income*	(.17)		(.15)		(.01)		–	–	–
Distributions from net realized gains*	(.23)		(.43)		(.72)		(.53)	(.49)	(.80)
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	–	–
Total Distributions and Other	(.40)		(.58)		(.73)		(.53)	(.49)	(.80)
Net Asset Value, End of Period	$18.52		$16.57		$16.09		$16.60	$14.81	$14.68
Total Return**	14.26	%(3)	6.71	%(4)	18.50	%(3)	15.77%	4.47%	20.26%
Net Assets, End of Period (in thousands)	$275,653		$192,348		$25,884		$443	$361	$18
Average Net Assets for the Period (in thousands)	$232,057		$106,914		$6,677		$417	$147	$13
Ratio of Gross Expenses to Average Net Assets***(5)	0.99%		0.99%		1.00%		1.25%	1.46%	1.50%
Ratio of Net Expenses to Average Net Assets***(5)	0.99%		0.99%		0.99%		1.25%	1.44%	1.49%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.39%		1.60%		0.49%		0.11%	(0.30)%	(0.12)%
Portfolio Turnover Rate***	84%		67%		71%		100%	53%	45%

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Worldwide Fund			Janus Adviser International Equity Fund
	2007	2006	2005(1)	2007(6)
Net Asset Value, Beginning of Period	$28.37	$27.50	$24.88	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.05)	.46	.23	.01
Net gain/(loss) on securities (both realized and unrealized)	6.38	.72	2.52	.74
Total from Investment Operations	6.33	1.18	2.75	.75
Less Distributions:
Dividends from net investment income*	(.76)	(.31)	(.13)	–
Distributions from net realized gains*	–	–	–	–
Total Distributions	(.76)	(.31)	(.13)	–
Net Asset Value, End of Period	$33.94	$28.37	$27.50	$10.75
Total Return**	22.38%	4.26%	11.05%	7.50%
Net Assets, End of Period (in thousands)	$234	$50	$40	$546
Average Net Assets for the Period (in thousands)	$113	$45	$21	$517
Ratio of Gross Expenses to Average Net Assets***(5)	0.90%	0.91%	0.91%	1.51%
Ratio of Net Expenses to Average Net Assets***(5)	0.90%	0.90%	0.90%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.14%	1.45%	1.18%	0.50%
Portfolio Turnover Rate***	29%	48%	33%	26%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Period from November 28, 2006 (inception date) through January 31, 2007.

See Notes to Financial Statements.
184 Janus Adviser Series January 31, 2007

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser International Growth Fund					Janus Adviser Long/Short Fund		Janus Adviser Flexible Bond Fund
	2007		2006		2005(1)	2007		2007		2006		2005(1)
Net Asset Value, Beginning of Period	$43.41		$31.33		$24.80	$10.00		$11.64		$12.12		$12.53
Income from Investment Operations:
Net investment income/(loss)	.08		.43		.27	.04		.28		.52		.43
Net gain/(loss) on securities (both realized and unrealized)	11.82		12.00		6.45	1.55		.15		(.38)		(.24)
Total from Investment Operations	11.90		12.43		6.72	1.59		.43		.14		.19
Less Distributions and Other:
Dividends from net investment income*	(.46)		(.35)		(.19)	(.06)		(.28)		(.52)		(.44)
Distributions from net realized gains*	–		–		–	–		–		(.10)		(.16)
Payment from affiliate	.01		–	(2)	–	–	(2)	–		–	(2)	–	(2)
Total Distributions and Other	(.45)		(.35)		(.19)	(.06)		(.28)		(.62)		(.60)
Net Asset Value, End of Period	$54.86		$43.41		$31.33	$11.53		$11.79		$11.64		$12.12
Total Return**	27.46	%(3)	39.84	%(4)	27.19%	15.95	%(5)	3.70%		1.16	%(6)	1.90	%(4)
Net Assets, End of Period (in thousands)	$60,180		$19,442		$82	$6,302		$1,304		$984		$76
Average Net Assets for the Period (in thousands)	$33,668		$8,012		$28	$2,158		$1,264		$265		$27
Ratio of Gross Expenses to Average Net Assets***(7)	0.99%		1.00%		0.99%	2.96	%(8)	0.80%		0.81%		0.81%
Ratio of Net Expenses to Average Net Assets***(7)	0.98%		0.98%		0.98%	2.95	%(8)	0.80%		0.80%		0.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.61%		1.42%		1.24%	0.47%		4.69%		4.39%		3.93%
Portfolio Turnover Rate***	46%		65%		50%	75%		134	%(9)	140	%(9)	186	%(9)

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser High-Yield Fund		Janus Adviser Money Market Fund
	2007	2006	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$9.74	$10.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.36	.62	.02	.04	.02
Net gain/(loss) on securities (both realized and unrealized)	.39	(.26)	–	–	–
Total from Investment Operations	.75	.36	.02	.04	.02
Less Distributions:
Dividends from net investment income*	(.36)	(.62)	(.02)	(.04)	(.02)
Distributions from net realized gains*	–	–	–	–	–
Total Distributions	(.36)	(.62)	(.02)	(.04)	(.02)
Net Asset Value, End of Period	$10.13	$9.74	$1.00	$1.00	$1.00
Total Return**	7.81%	3.71%	2.47%	4.06%	1.78%
Net Assets, End of Period (in thousands)	$871	$841	$482	$196	$10
Average Net Assets for the Period (in thousands)	$848	$708	$333	$22	$11
Ratio of Gross Expenses to Average Net Assets***(7)	1.17%	1.27%	0.62%	0.69%	0.62%
Ratio of Net Expenses to Average Net Assets***(7)	1.14%	1.24%	0.61%	0.61%	0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	7.20%	6.39%	4.87%	4.53%	2.15%
Portfolio Turnover Rate***	102%	162%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.04%.

(4)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.03%.

(6)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(7)  See Note 4 in Notes to Financial Statements.

(8)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 2.00% and 1.99%, respectively, without the inclusion of dividends on short positions.

(9)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 135% in 2007, 142% in 2006 and 195% in 2005.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2007 185

Financial Highlights – C Shares

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Large Cap Growth Fund							Janus Adviser Forty Fund
	2007	2006	2005		2004		2003(1)	2007	2006		2005	2004	2003(1)
Net Asset Value, Beginning of Period	$21.22	$21.13	$19.22		$17.68		$15.28	$28.07	$27.25		$21.21	$19.69	$18.00
Income from Investment Operations:
Net investment income/(loss)	(.07)	(.10)	(.13)		(.11)		(.01)	(.01)	.06		(.06)	(.16)	(.06)
Net gain/(loss) on securities (both realized and unrealized)	3.00	.19	2.04		1.65		2.41	4.05	.76		6.10	1.68	1.75
Total from Investment Operations	2.93	.09	1.91		1.54		2.40	4.04	.82		6.04	1.52	1.69
Less Distributions and Other:
Dividends from net investment income*	–	–	–		–		–	–	–		–	–	–
Distributions from net realized gains*	–	–	–		–		–	(1.04)	–		–	–	–
Payment from affiliate	–	–	–	(2)	–	(2)	–	–	–	(2)	–	–	–
Total Distributions and Other	–	–	–		–		–	(1.04)	–		–	–	–
Net Asset Value, End of Period	$24.15	$21.22	$21.13		$19.22		$17.68	$31.07	$28.07		$27.25	$21.21	$19.69
Total Return**	13.81%	0.43%	9.94	%(3)	8.71	%(4)	15.84%	14.46%	3.01	%(4)	28.48%	7.72%	9.39%
Net Assets, End of Period (in thousands)	$2,616	$2,291	$2,258		$2,498		$2,880	$76,271	$51,976		$24,766	$15,818	$20,993
Average Net Assets for the Period (in thousands)	$2,426	$2,394	$2,311		$2,859		$1,567	$61,274	$39,687		$18,839	$19,307	$13,963
Ratio of Gross Expenses to Average Net Assets***(5)	1.66%	1.66%	1.66%		1.67%		1.67%	1.67%	1.68	%(6)	1.67%	1.67%	1.68%
Ratio of Net Expenses to Average Net Assets***(5)	1.66%	1.66%	1.66%		1.67%		1.67%	1.67%	1.68	%(6)	1.67%	1.67%	1.68%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(.67)%	(0.50)%	(0.73)%		(0.89)%		(0.85)%	(0.55)%	(0.40)%		(0.72)%	(0.76)%	(0.71)%
Portfolio Turnover Rate***	25%	81%	62%		27%		43%	35%	55%		45%	38%	41%

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Orion Fund		Janus Adviser Mid Cap Growth Fund					Janus Adviser Small-Mid Growth Fund
	2007	2006	2007	2006	2005	2004	2003(1)	2007	2006
Net Asset Value, Beginning of Period	$10.80	$10.00	$27.63	$26.57	$21.06	$18.42	$15.27	$10.59	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	(.03)	(.12)	(.11)	(.12)	.14	(.02)	(.07)	(.04)
Net gain/(loss) on securities (both realized and unrealized)	2.00	.83	5.14	1.17	5.63	2.50	3.17	2.33	.62
Total from Investment Operations	2.02	.80	5.02	1.06	5.51	2.64	3.15	2.26	.58
Less Distributions and Other:
Dividends from net investment income*	–	–	–	–	–	–	–	–	–
Distributions from net realized gains*	–	–	–	–	–	–	–	(.12)	–
Payment from affiliate	–	–	–	–	–	–	–	–	.01
Total Distributions and Other	–	–	–	–	–	–	–	(.12)	.01
Net Asset Value, End of Period	$12.82	$10.80	$32.65	$27.63	$26.57	$21.06	$18.42	$12.73	$10.59
Total Return**	18.70%	8.00%	18.17%	3.99%	26.16%	14.33%	20.63%	21.37%	5.90	%(7)
Net Assets, End of Period (in thousands)	$1,266	$361	$5,788	$4,169	$2,740	$1,932	$530	$1,028	$737
Average Net Assets for the Period (in thousands)	$717	$291	$4,862	$3,597	$2,281	$1,439	$350	$853	$443
Ratio of Gross Expenses to Average Net Assets***(5)	1.99%	2.31%	1.65%	1.65%	1.65%	1.66%	1.66%	2.07%	2.28%
Ratio of Net Expenses to Average Net Assets***(5)	1.95%	2.22%	1.65%	1.65%	1.65%	1.66%	1.66%	2.05%	2.22%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.12)%	(0.66)%	(0.99)%	(0.88)%	(1.00)%	(1.12)%	(1.07)%	(1.43)%	(0.79)%
Portfolio Turnover Rate***	25%	57%	29%	43%	32%	30%	43%	113%	261%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2002 (inception date) through July 31, 2003.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.67% and 1.67%, respectively, without the inclusion of dividends on short positions.

(7)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.09%.

See Notes to Financial Statements.
186 Janus Adviser Series January 31, 2007

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Growth and Income Fund							Janus Adviser Fundamental Equity Fund(1)
	2007	2006		2005		2004	2003(2)	2007	2006		2005		2004	2003(2)
Net Asset Value, Beginning of Period	$17.78	$17.33		$14.49		$13.39	$11.57	$19.20	$19.48		$16.69		$14.74	$12.96
Income from Investment Operations:
Net investment income/(loss)	.11	.09		(.10)		(.08)	(.01)	(.03)	.02		(.08)		(.08)	(.03)
Net gain/(loss) on securities (both realized and unrealized)	1.53	.67		2.94		1.18	1.83	1.79	1.78		3.40		2.03	1.81
Total from Investment Operations	1.64	.76		2.84		1.10	1.82	1.76	1.80		3.32		1.95	1.78
Less Distributions and Other:
Dividends from net investment income*	(.02)	(.09)		–		– (3)	– (3)	–	–		–		–	–
Distributions from net realized gains*	(1.21)	(.23)		–		–	–	(1.49)	(2.08)		(.53)		–	–
Payment from affiliate	–	.01		–	(4)	–	–	–	–	(4)	–	(4)	–	–
Total Distributions and Other	(1.23)	(.31)		–		–	–	(1.49)	(2.08)		(.53)		–	–
Net Asset Value, End of Period	$18.19	$17.78		$17.33		$14.49	$13.39	$19.47	$19.20		$19.48		$16.69	$14.74
Total Return**	9.18%	4.42	%(5)	19.60	%(6)	8.22%	15.74%	9.20%	9.30	%(7)	20.12	%(6)	13.23%	13.73%
Net Assets, End of Period (in thousands)	$9,354	$8,615		$9,009		$11,753	$12,805	$13,872	$12,575		$8,759		$9,252	$10,261
Average Net Assets for the Period (in thousands)	$9,300	$9,859		$10,038		$13,658	$6,061	$13,536	$10,393		$8,621		$10,439	$6,671
Ratio of Gross Expenses to Average Net Assets***(8)	1.74%	1.66%		1.80%		1.72%	1.73%	1.70%	1.70%		1.70%		1.75%	2.10%
Ratio of Net Expenses to Average Net Assets***(8)	1.74%	1.66%		1.80%		1.72%	1.73%	1.70%	1.70%		1.70%		1.75%	2.09%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.13%	0.64%		(0.25)%		(0.53)%	(0.18)%	(0.42)%	(0.28)%		(0.26)%		(0.61)%	(0.70)%
Portfolio Turnover Rate***	43%	42%		43%		46%	37%	24%	48%		80%		63%	71%

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Contrarian Fund		Janus Adviser Balanced Fund						Janus Adviser INTECH Risk-Managed Growth Fund(9)
	2007	2006	2007	2006	2005		2004	2003(2)	2007		2006		2005	2004		2003(10)
Net Asset Value, Beginning of Period	$10.91	$10.00	$26.68	$26.27	$23.72		$22.18	$20.88	$12.51		$13.10		$12.14	$11.10		$10.00
Income from Investment Operations:
Net investment income/(loss)	(.03)	.01	.14	.28	.29		.25	.15	–		–		.02	(.06)		(.05)
Net gain/(loss) on securities (both realized and unrealized)	2.85	.91	2.43	.94	2.53		1.48	1.28	1.54		.04		1.82	1.40		1.15
Total from Investment Operations	2.82	.92	2.57	1.22	2.82		1.73	1.43	1.54		.04		1.84	1.34		1.10
Less Distributions and Other:
Dividends from net investment income*	–	–	(.18)	(.27)	(.27)		(.19)	(.13)	–		–		–	–		–
Distributions from net realized gains*	–	(.01)	(1.97)	(.54)	–		–	–	–		(.63)		(.88)	(.30)		–
Payment from affiliate	–	–	–	–	–	(4)	–	–	.01		–	(4)	–	–	(4)	–
Total Distributions and Other	–	(.01)	(2.15)	(.81)	(.27)		(.19)	(.13)	.01		(.63)		(.88)	(.30)		–
Net Asset Value, End of Period	$13.73	$10.91	$27.10	$26.68	$26.27		$23.72	$22.18	$14.06		$12.51		$13.10	$12.14		$11.10
Total Return**	25.90%	9.19%	9.68%	4.70%	11.96	%(6)	7.79%	6.92%	12.39	%(11)	0.11	%(6)	15.44%	12.16	%(12)	11.00%
Net Assets, End of Period (in thousands)	$16,200	$3,730	$18,776	$17,882	$17,764		$20,822	$31,430	$15,293		$12,131		$10,170	$5,016		$4,645
Average Net Assets for the Period (in thousands)	$7,585	$1,229	$18,397	$18,036	$19,165		$26,404	$19,574	$13,315		$10,135		$6,173	$4,804		$3,874
Ratio of Gross Expenses to Average Net Assets***(8)	1.96%	2.20%	1.57%	1.57%	1.57%		1.66%	1.67%	1.60%		1.60%		1.60%	1.89%		2.25%
Ratio of Net Expenses to Average Net Assets***(8)	1.95%	2.17%	1.57%	1.57%	1.57%		1.66%	1.67%	1.60%		1.60%		1.60%	1.89%		2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.68)%	0.35%	1.03%	1.02%	1.09%		0.92%	1.06%	(0.14)%		(0.16)%		(0.39)%	(1.06)%		(1.41)%
Portfolio Turnover Rate***	10%	37%	64%	49%	47%		92%	67%	75%		100%		106%	92%		62%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Formerly named Janus Adviser Core Equity Fund.

(2)  Period from September 30, 2002 (inception date) through July 31, 2003.

(3)  Dividends (from net investment income) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(5)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.07%.

(6)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(7)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(8)  See Note 4 in Notes to Financial Statements.

(9)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(10)  Period from January 2, 2003 (inception date) through July 31, 2003.

(11)  During the period ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.05%.

(12)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.49%.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2007 187

Financial Highlights – C Shares (continued)

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser INTECH Risk-Managed Core Fund(1)						Janus Adviser INTECH Risk-Managed Value Fund(2)		Janus Adviser Mid Cap Value Fund
	2007	2006	2005	2004		2003(3)	2007	2006(4)	2007		2006		2005		2004		2003(5)
Net Asset Value, Beginning of Period	$13.04	$13.69	$12.62	$10.86		$10.00	$10.60	$10.00	$16.33		$15.92		$13.82		$11.39		$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	.02	.04	(.04)		(.02)	.04	.04	.05		.14		.01		(.01)		(.02)
Net gain/(loss) on securities (both realized and unrealized)	1.52	.65	2.51	2.00		.88	1.26	.56	2.21		.78		2.80		2.67		1.41
Total from Investment Operations	1.54	.67	2.55	1.96		.86	1.30	.60	2.26		.92		2.81		2.66		1.39
Less Distributions and Other:
Dividends from net investment income*	–	(.01)	–	–		–	(.09)	–	(.07)		(.08)		–		–		–
Distributions from net realized gains*	(.04)	(1.31)	(1.48)	(.20)		–	(.02)	–	(.23)		(.43)		(.72)		(.24)		–
Payment from affiliate	–	–	–	–	(6)	–	–	–	–	(6)	–	(6)	.01		.01		–
Total Distributions and Other	(.04)	(1.32)	(1.48)	(.20)		–	(.11)	–	(.30)		(.51)		(.71)		(.23)		–
Net Asset Value, End of Period	$14.54	$13.04	$13.69	$12.62		$10.86	$11.79	$10.60	$18.29		$16.33		$15.92		$13.82		$11.39
Total Return**	11.85%	4.87%	21.00%	18.18	%(7)	8.60%	12.23%	6.00%	13.88	%(7)	5.92	%(8)	20.84	%(9)	23.59	%(9)	13.90%
Net Assets, End of Period (in thousands)	$19,508	$12,659	$9,497	$4,920		$4,423	$413	$267	$40,326		$30,422		$9,700		$1,868		$608
Average Net Assets for the Period (in thousands)	$15,547	$8,683	$6,403	$4,746		$3,838	$323	$256	$35,166		$20,534		$4,035		$817		$313
Ratio of Gross Expenses to Average Net Assets***(10)	1.60%	1.60%	1.61%	1.89%		2.25%	1.60%	1.60%	1.74%		1.74%		1.74%		1.86%		2.26%
Ratio of Net Expenses to Average Net Assets***(10)	1.60%	1.60%	1.60%	1.89%		2.25%	1.60%	1.60%	1.74%		1.74%		1.74%		1.86%		2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.35%	0.09%	0.14%	(0.53)%		(0.71)%	1.02%	0.73%	0.64%		0.90%		(0.24)%		(0.38)%		(0.91)%
Portfolio Turnover Rate***	91%	98%	80%	74%		64%	115%	98%	84%		67%		71%		63%		157%

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Small Company Value Fund						Janus Adviser Worldwide Fund
	2007	2006	2005	2004		2003(11)	2007	2006	2005	2004	2003(12)
Net Asset Value, Beginning of Period	$14.49	$14.48	$12.21	$10.56		$8.89	$28.71	$27.80	$25.31	$23.79	$21.37
Income from Investment Operations:
Net investment income/(loss)	(.01)	(.05)	(.04)	(.03)		.01	(.07)	.20	.03	(.10)	.09
Net gain/(loss) on securities (both realized and unrealized)	2.22	.55	3.11	1.79		1.66	6.35	.77	2.46	1.69	2.33
Total from Investment Operations	2.21	.50	3.07	1.76		1.67	6.28	.97	2.49	1.59	2.42
Less Distributions and Other:
Dividends from net investment income*	–	–	–	–		–	(.66)	(.06)	–	(.07)	–
Distributions from net realized gains*	(.53)	(.49)	(.80)	(.15)		–	–	–	–	–	–
Payment from affiliate	–	–	–	.04		–	–	–	–	–	–
Total Distributions and Other	(.53)	(.49)	(.80)	(.11)		–	(.66)	(.06)	–	(.07)	–
Net Asset Value, End of Period	$16.17	$14.49	$14.48	$12.21		$10.56	$34.33	$28.71	$27.80	$25.31	$23.79
Total Return**	15.36%	3.68%	25.78%	17.10	%(13)	18.79%	21.92%	3.48%	9.84%	6.68%	11.32%
Net Assets, End of Period (in thousands)	$1,467	$937	$762	$357		$18	$1,050	$707	$795	$806	$832
Average Net Assets for the Period (in thousands)	$1,168	$868	$512	$191		$12	$858	$776	$823	$894	$708
Ratio of Gross Expenses to Average Net Assets***(10)	2.00%	2.22%	2.25%	2.25%		2.25%	1.65%	1.66%	1.65%	1.70%	1.70%
Ratio of Net Expenses to Average Net Assets***(10)	2.00%	2.22%	2.24%	2.25%		2.25%	1.65%	1.65%	1.65%	1.70%	1.70%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.65)%	(0.94)%	(0.73)%	(0.74)%		(2.30)%	(0.57)%	0.74%	0.14%	(0.23)%	0.55%
Portfolio Turnover Rate***	100%	53%	45%	67%		45%	29%	48%	33%	153%	95%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Formerly named Janus Adviser Risk-Managed Core Fund.

(2)  Formerly named Janus Adviser Risk-Managed Value Fund.

(3)  Period from January 2, 2003 (inception date) through July 31, 2003.

(4)  Period from December 30, 2005 (inception date) through July 31, 2006.

(5)  Period from December 31, 2002 (inception date) through July 31, 2003.

(6)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(7)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(8)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(9)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.07%.

(10)  See Note 4 in Notes to Financial Statements.

(11)  Period from April 21, 2003 (inception date) through July 31, 2003.

(12)  Period from September 30, 2002 (inception date) through July 31, 2003.

(13) During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.41%.

See Notes to Financial Statements.
188 Janus Adviser Series January 31, 2007

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year	Janus Adviser International Equity Fund	Janus Adviser International Growth Fund								Janus Adviser Long/Short Fund		Janus Adviser Flexible Bond Fund
or period ended July 31	2007(1)	2007		2006		2005	2004		2003(2)	2007		2007		2006		2005		2004	2003(2)
Net Asset Value, Beginning of Period	$10.00	$44.15		$31.92		$24.30	$20.23		$17.92	$10.00		$11.60		$12.08		$12.30		$12.41	$12.38
Income from Investment Operations:
Net investment income/(loss)	–	.04		.23		.01	.01		.06	.01		.23		.43		.39		.47	.34
Net gain/(loss) on securities (both realized and unrealized)	.74	11.88		12.12		7.67	4.19		2.25	1.55		.15		(.38)		(.01)		.02	.02
Total from Investment Operations	.74	11.92		12.35		7.68	4.20		2.31	1.56		.38		.05		.38		.49	.36
Less Distributions and Other:
Dividends from net investment income*	–	(.40)		(.12)		(.06)	(.13)		–	(.04)		(.23)		(.43)		(.44)		(.42)	(.33)
Distributions from net realized gains*	–	–		–		–	–		–	–		–		(.10)		(.16)		(.18)	–
Payment from affiliate	–	.01		–	(3)	–	–	(3)	–	–	(3)	–		–	(3)	–	(3)	–	–
Total Distributions and Other	–	(.39)		(.12)		(.06)	(.13)		–	(.04)		(.23)		(.53)		(.60)		(.60)	(.33)
Net Asset Value, End of Period	$10.74	$55.68		$44.15		$31.92	$24.30		$20.23	$11.52		$11.75		$11.60		$12.08		$12.30	$12.41
Total Return**	7.40%	27.04	%(4)	38.76	%(5)	31.64%	20.75	%(5)	12.89%	15.59	%(6)	3.32%		0.42	%(7)	3.37	%(5)	3.91%	2.92%
Net Assets, End of Period (in thousands)	$548	$82,102		$28,905		$2,448	$1,975		$1,375	$4,050		$4,023		$4,433		$5,561		$9,798	$20,294
Average Net Assets for the Period (in thousands)	$523	$49,599		$11,720		$2,114	$1,839		$1,314	$1,721		$4,463		$4,744		$7,787		$14,662	$10,230
Ratio of Gross Expenses to Average Net Assets***(8)	2.26%	1.74%		1.75%		1.73%	1.74%		1.74%	3.70	%(9)	1.55%		1.55%		1.55%		1.69%	1.71%
Ratio of Net Expenses to Average Net Assets***(8)	2.25%	1.73%		1.73%		1.73%	1.74%		1.74%	3.70	%(9)	1.55%		1.55%		1.55%		1.69%	1.70%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.25)%	(0.17)%		0.57%		0.08%	0.08%		0.39%	(0.25)%		3.93%		3.44%		3.20%		3.29%	3.05%
Portfolio Turnover Rate***	26%	46%		65%		50%	80%		109%	75%		134	%(10)	140	%(10)	186	%(10)	160%	168%

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser High-Yield Fund		Janus Adviser Money Market Fund
	2007	2006	2007	2006	2005	2004	2003(2)
Net Asset Value, Beginning of Period	$9.73	$10.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.32	.54	.02	.04	.02	.01	.01
Net gain/(loss) on securities (both realized and unrealized)	.40	(.27)	–	–	–	–	–
Total from Investment Operations	.72	.27	.02	.04	.02	.01	.01
Less Distributions:
Dividends from net investment income*	(.32)	(.54)	(.02)	(.04)	(.02)	(.01)	(.01)
Distributions from net realized gains*	–	–	–	–	–	–	–
Total Distributions	(.32)	(.54)	(.02)	(.04)	(.02)	(.01)	(.01)
Net Asset Value, End of Period	$10.13	$9.73	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	7.52%	2.85%	2.47%	4.06%	1.95%	0.62%	0.70%
Net Assets, End of Period (in thousands)	$760	$664	$280	$231	$10	$37	$173
Average Net Assets for the Period (in thousands)	$712	$626	$423	$57	$26	$67	$464
Ratio of Gross Expenses to Average Net Assets***(8)	1.93%	2.02%	0.61%	0.64%	0.61%	0.61%	0.61%
Ratio of Net Expenses to Average Net Assets***(8)	1.91%	1.99%	0.61%	0.61%	0.61%	0.61%	0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	6.47%	5.58%	4.85%	4.57%	1.72%	0.59%	0.84%
Portfolio Turnover Rate***	102%		162%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2006 (inception date) through January 31, 2007.

(2)  Period from September 30, 2002 (inception date) through July 31, 2003.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.03%.

(5)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(6)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(7)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(8)  See Note 4 in Notes to Financial Statements.

(9)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 2.75% and 2.74%, respectively, without the inclusion of dividends on short positions.

(10) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 135% in 2007, 142% in 2006 and 195% in 2005.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2007 189

Financial Highlights – I Shares

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and the period ended July 31, 2006	Janus Adviser Large Cap Growth Fund				Janus Adviser Forty Fund
	2007		2006(1)		2007	2006(1)
Net Asset Value, Beginning of Period	$23.21		$21.50		$28.40	$28.80
Income from Investment Operations:
Net investment income/(loss)	(3.69)		3.84		(.02)	.09
Net gain/(loss) on securities (both realized and unrealized)	6.90		(2.13)		4.27	(.49)
Total from Investment Operations	3.21		1.71		4.25	(.40)
Less Distributions and Other:
Dividends from net investment income*	(.08)		–		(.10)	–
Distributions from net realized gains*	–		–		(1.04)	–
Payment from affiliate	.13		–		–	–
Total Distributions and Other	.05		–		(1.14)	–
Net Asset Value, End of Period	$26.47		$23.21		$31.51	$28.40
Total Return**	14.42	%(2)	7.95	%(3)	15.02%	(1.39)%
Net Assets, End of Period (in thousands)	$442		$11		$35,968	$8,532
Average Net Assets for the Period (in thousands)	$134		$193		$21,817	$5,846
Ratio of Gross Expenses to Average Net Assets***(4)	0.66%		0.54%		0.66%	0.69	%(5)
Ratio of Net Expenses to Average Net Assets***(4)	0.66%		0.54%		0.66%	0.69	%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.34%		1.34%		0.37%	0.72%
Portfolio Turnover Rate***	25%		81%		35%	55%

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and the period ended July 31, 2006	Janus Adviser Orion Fund		Janus Adviser Mid Cap Growth Fund
	2007	2006(1)	2007	2006(1)
Net Asset Value, Beginning of Period	$10.89	$10.43	$28.03	$27.98
Income from Investment Operations:
Net investment income/(loss)	(.01)	.04	(.02)	.05
Net gain/(loss) on securities (both realized and unrealized)	2.11	.42	5.27	(.09)
Total from Investment Operations	2.10	.46	5.25	(.04)
Less Distributions and Other:
Dividends from net investment income*	–	–	–	–
Distributions from net realized gains*	–	–	–	–
Payment from affiliate	–	–	–	.09
Total Distributions and Other	–	–	–	.09
Net Asset Value, End of Period	$12.99	$10.89	$33.28	$28.03
Total Return**	19.28%	4.41%	18.73%	0.18	%(6)
Net Assets, End of Period (in thousands)	$82	$10	$126	$57
Average Net Assets for the Period (in thousands)	$27	$11	$82	$22
Ratio of Gross Expenses to Average Net Assets***(4)	0.99%	1.31%	0.65%	0.66%
Ratio of Net Expenses to Average Net Assets***(4)	0.94%	1.21%	0.65%	0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.04%	0.12%	0.00%	0.11%
Portfolio Turnover Rate***	25%	57%	29%	43%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through July 31, 2006.

(2)  During the period ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.58%.

(3)  The total return for the period ended July 31, 2006 for Janus Adviser Large Cap Growth Fund - I Shares reflects large fluctuations in asset size and shareholder transactions and is not indicative of future performance.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 0.68% and 0.68%, respectively, without the inclusion of dividends on short positions.

(6)  During the period ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.28%.

See Notes to Financial Statements.
190 Janus Adviser Series January 31, 2007

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and the period ended July 31, 2006	Janus Adviser Small-Mid Growth Fund		Janus Adviser Growth and Income Fund
	2007	2006(1)	2007	2006(1)
Net Asset Value, Beginning of Period	$10.65	$10.38	$17.69	$18.11
Income from Investment Operations:
Net investment income/(loss)	(.02)	.01	.15	.25
Net gain/(loss) on securities (both realized and unrealized)	2.36	.26	1.55	(.16)
Total from Investment Operations	2.34	.27	1.70	.09
Less Distributions:
Dividends from net investment income*	–	–	(.12)	(.28)
Distributions from net realized gains*	(.12)	–	(1.21)	(.23)
Total Distributions	(.12)	–	(1.33)	(.51)
Net Asset Value, End of Period	$12.87	$10.65	$18.06	$17.69
Total Return**	22.01%	2.60%	9.58%	0.44%
Net Assets, End of Period (in thousands)	$759	$334	$115	$25
Average Net Assets for the Period (in thousands)	$481	$121	$48	$17
Ratio of Gross Expenses to Average Net Assets***(2)	1.08%	1.34%	0.89%	0.76%
Ratio of Net Expenses to Average Net Assets***(2)	1.05%	1.20%	0.88%	0.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.44)%	0.20%	2.16%	2.19%
Portfolio Turnover Rate***	113%	261%	43%	42%

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and	Janus Adviser Fundamental Equity Fund(3)		Janus Adviser Contrarian Fund
the period ended July 31, 2006	2007	2006(1)	2007	2006(1)
Net Asset Value, Beginning of Period	$19.37	$20.80	$11.00	$10.43
Income from Investment Operations:
Net investment income/(loss)	.05	.11	(.01)	.06
Net gain/(loss) on securities (both realized and unrealized)	1.83	.60	2.92	.52
Total from Investment Operations	1.88	.71	2.91	.58
Less Distributions:
Dividends from net investment income*	(.08)	(.06)	(.05)	–
Distributions from net realized gains*	(1.49)	(2.08)	–	(.01)
Total Distributions	(1.57)	(2.14)	(.05)	(.01)
Net Asset Value, End of Period	$19.68	$19.37	$13.86	$11.00
Total Return**	9.73%	3.54%	26.49%	5.55%
Net Assets, End of Period (in thousands)	$128	$110	$1,346	$58
Average Net Assets for the Period (in thousands)	$120	$56	$188	$32
Ratio of Gross Expenses to Average Net Assets***(2)	0.70%	0.71%	0.97%	1.21%
Ratio of Net Expenses to Average Net Assets***(2)	0.70%	0.70%	0.95%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.58%	0.81%	0.34%	1.61%
Portfolio Turnover Rate***	24%	48%	10%	37%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through July 31, 2006.

(2)  See Note 4 in Notes to Financial Statements.

(3) Formerly named Janus Adviser Core Equity Fund.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2007 191

Financial Highlights – I Shares (continued)

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and the period ended July 31, 2006	Janus Adviser Balanced Fund			Janus Adviser INTECH Risk-Managed Growth Fund(1)
	2007		2006(2)	2007		2006(2)
Net Asset Value, Beginning of Period	$25.96		$26.55	$12.76		$13.52
Income from Investment Operations:
Net investment income/(loss)	.31		.38	.03		.05
Net gain/(loss) on securities (both realized and unrealized)	2.31		.33	1.63		(.16)
Total from Investment Operations	2.62		.71	1.66		(.11)
Less Distributions and Other:
Dividends from net investment income*	(.31)		(.76)	(.07)		(.02)
Distributions from net realized gains*	(1.97)		(.54)	–		(.63)
Redemption fees	N/A		N/A	–	(3)	– (3)
Payment from affiliate	–		–	–	(4)	–
Total Distributions and Other:	(2.28)		(1.30)	(.07)		(.65)
Net Asset Value, End of Period	$26.30		$25.96	$14.35		$12.76
Total Return**	10.21	%(5)	2.73%	13.00	%(5)	(0.99)%
Net Assets, End of Period (in thousands)	$11		$10	$1,050,650		$245,807
Average Net Assets for the Period (in thousands)	$11		$10	$784,537		$99,407
Ratio of Gross Expenses to Average Net Assets***(6)	0.59%		0.57%	0.57%		0.60%
Ratio of Net Expenses to Average Net Assets***(6)	0.57%		0.57%	0.57%		0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.01%		2.03%	0.86%		0.83%
Portfolio Turnover Rate***	64%		49%	75%		100%

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and the period ended July 31, 2006	Janus Adviser INTECH Risk-Managed Core Fund(7)		Janus Adviser INTECH Risk-Managed Value Fund(8)
	2007	2006(2)	2007	2006(9)
Net Asset Value, Beginning of Period	$13.23	$14.23	$10.66	$10.00
Income from Investment Operations:
Net investment income/(loss)	.07	.19	.12	.08
Net gain/(loss) on securities (both realized and unrealized)	1.57	.26	1.25	.58
Total from Investment Operations	1.64	.45	1.37	.66
Less Distributions
Dividends from net investment income*	(.07)	(.14)	(.18)	–
Distributions from net realized gains*	(.04)	(1.31)	(.02)	–
Redemption fees	–	–	–	–
Total Distributions	(.11)	(1.45)	(.20)	–
Net Asset Value, End of Period	$14.76	$13.23	$11.83	$10.66
Total Return**	12.46%	3.21%	12.82%	6.60%
Net Assets, End of Period (in thousands)	$87,112	$54,444	$30,257	$18,723
Average Net Assets for the Period (in thousands)	$64,153	$32,814	$22,866	$14,266
Ratio of Gross Expenses to Average Net Assets***(6)	0.60%	0.60%	0.60%	0.61%
Ratio of Net Expenses to Average Net Assets***(6)	0.60%	0.60%	0.60%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.35%	0.93%	2.03%	1.70%
Portfolio Turnover Rate***	91%	98%	115%	98%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(2)  Period from November 28, 2005 (inception date) through July 31, 2006.

(3)  Redemption fees aggregated less than $0.01 on a per share basis for the period ended.

(4)  Payment from affiliate aggregated less than $0.01 per share for the period ended.

(5)  During the period, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.03%.

(6)  See Note 4 in Notes to Financial Statements.

(7)  Formerly named Janus Adviser Risk-Managed Core Fund.

(8)  Formerly named Janus Adviser Risk-Managed Value Fund.

(9)  Period from December 30, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.
192 Janus Adviser Series January 31, 2007

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and the period ended July 31, 2006	Janus Adviser Mid Cap Value Fund		Janus Adviser Small Company Value Fund
	2007	2006(1)	2007	2006(1)
Net Asset Value, Beginning of Period	$16.53	$16.27	$14.80	$14.05
Income from Investment Operations:
Net investment income/(loss)	.07	.22	.02	.02
Net gain/(loss) on securities (both realized and unrealized)	2.31	.63	2.32	1.22
Total from Investment Operations	2.38	.85	2.34	1.24
Less Distributions
Dividends from net investment income*	(.22)	(.16)	–	–
Distributions from net realized gains*	(.23)	(.43)	(.53)	(.49)
Total Distributions	(.45)	(.59)	(.53)	(.49)
Net Asset Value, End of Period	$18.46	$16.53	$16.61	$14.80
Total Return**	14.45%	5.40%	15.92%	9.09%
Net Assets, End of Period (in thousands)	$72,825	$24,836	$400	$255
Average Net Assets for the Period (in thousands)	$43,314	$11,613	$327	$103
Ratio of Gross Expenses to Average Net Assets***(2)	0.72%	0.75%	1.00%	1.19%
Ratio of Net Expenses to Average Net Assets***(2)	0.71%	0.74%	1.00%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.54%	1.28%	0.35%	(0.21)%
Portfolio Turnover Rate***	84%	67%	100%	53%

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and the period ended July 31, 2006	Janus Adviser Worldwide Fund		Janus Adviser International Equity Fund
	2007	2006(1)	2007(3)
Net Asset Value, Beginning of Period	$28.29	$28.54	$10.00
Income from Investment Operations:
Net investment income/(loss)	.74	.39	.01
Net gain/(loss) on securities (both realized and unrealized)	5.60	(.24)	.75
Total from Investment Operations	6.34	.15	.76
Less Distributions:
Dividends from net investment income*	(.79)	(.40)	–
Distributions from net realized gains*	–	–	–
Redemption fees	–	–	–
Total Distributions	(.79)	(.40)	–
Net Asset Value, End of Period	$33.84	$28.29	$10.76
Total Return**	22.47%	0.48%	7.60%
Net Assets, End of Period (in thousands)	$156	$10	$889
Average Net Assets for the Period (in thousands)	$11	$10	$516
Ratio of Gross Expenses to Average Net Assets***(2)	0.67%	0.66%	1.26%
Ratio of Net Expenses to Average Net Assets***(2)	0.65%	0.65%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.41%	2.03%	0.77%
Portfolio Turnover Rate***	29%	48%	26%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through July 31, 2006.

(2)  See Note 4 in Notes to Financial Statements.

(3)  Period from November 28, 2006 (inception date) through January 31, 2007.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2007 193

Financial Highlights – I Shares (continued)

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and the period ended July 31, 2006	Janus Adviser International Growth Fund			Janus Adviser Long/Short Fund
	2007	2006(1)		2007
Net Asset Value, Beginning of Period	$43.34	$35.86		$10.00
Income from Investment Operations:
Net investment income/(loss)	.12	.50		.06
Net gain/(loss) on securities (both realized and unrealized)	11.85	7.34		1.56
Total from Investment Operations	11.97	7.84		1.62
Less Distributions and Other:
Dividends from net investment income*	(.49)	(.37)		(.07)
Distributions from net realized gains*	–	–		–
Redemption fees	– (2)	.01		–
Payment from affiliate	–	–	(3)	–	(3)
Total Distributions and Other	(.49)	(.36)		(.07)
Net Asset Value, End of Period	$54.82	$43.34		$11.55
Total Return**	27.64%	22.05	%(4)	16.21	%(5)
Net Assets, End of Period (in thousands)	$31,988	$10,565		$10,186
Average Net Assets for the Period (in thousands)	$19,068	$6,278		$3,169
Ratio of Gross Expenses to Average Net Assets***(6)	0.73%	0.75%		2.71	%(7)
Ratio of Net Expenses to Average Net Assets***(6)	0.72%	0.73%		2.70	%(7)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.88%	1.27%		0.67%
Portfolio Turnover Rate***	46%	65%		75%

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and	Janus Adviser Flexible Bond Fund				Janus Adviser High-Yield Fund
the period ended July 31, 2006	2007		2006(1)		2007	2006(1)
Net Asset Value, Beginning of Period	$11.63		$11.99		$9.73	$9.72
Income from Investment Operations:
Net investment income/(loss)	.31		.37		.38	.46
Net gain/(loss) on securities (both realized and unrealized)	.14		(.24)		.39	.01
Total from Investment Operations	.45		.13		.77	.47
Less Distributions:
Dividends from net investment income*	(.30)		(.39)		(.37)	(.46)
Distributions from net realized gains*	–		(.10)		–	–
Redemption fees	N/A		N/A		–	–
Total Distributions	(.30)		(.49)		(.37)	(.46)
Net Asset Value, End of Period	$11.78		$11.63		$10.13	$9.73
Total Return**	3.89%		1.11%		8.05%	4.92%
Net Assets, End of Period (in thousands)	$103		$10		$107	$10
Average Net Assets for the Period (in thousands)	$79		$10		$81	$10
Ratio of Gross Expenses to Average Net Assets***(6)	0.55%		0.52%		0.93%	1.03%
Ratio of Net Expenses to Average Net Assets***(6)	0.55%		0.52%		0.90%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.96%		4.52%		7.63%	6.93%
Portfolio Turnover Rate***	134	%(8)	140	%(8)	102%	162%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through July 31, 2006.

(2)  Redemption fees aggregated less than $0.01 on a per share basis for the period ended.

(3)  Payment from affiliate aggregated less than $0.01 on a per share basis for the period ended.

(4)  During the period ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.03%.

(6)  See Note 4 in Notes to Financial Statements.

(7)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.75% and 1.74%, respectively, without the inclusion of dividends on short positions.

(8)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 135% in 2007 and 142% in 2006.

See Notes to Financial Statements.
194 Janus Adviser Series January 31, 2007

Financial Highlights – R Shares

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Large Cap Growth Fund			Janus Adviser Forty Fund
	2007	2006	2005(1)	2007	2006		2005(1)
Net Asset Value, Beginning of Period	$21.11	$20.98	$18.80	$28.18	$27.28		$22.32
Income from Investment Operations:
Net investment income/(loss)	(.04)	(.05)	(.03)	(.03)	.05		(.05)
Net gain/(loss) on securities (both realized and unrealized)	2.99	.18	2.21	4.12	.85		5.01
Total from Investment Operations	2.95	.13	2.18	4.09	.90		4.96
Less Distributions:
Dividends from net investment income*	–	–	–	(.05)	–		–
Distributions from net realized gains*	–	–	–	(1.04)	–		–
Total Distributions	–	–	–	(1.09)	–		–
Net Asset Value, End of Period	$24.06	$21.11	$20.98	$31.18	$28.18		$27.28
Total Return**	13.97%	0.62%	11.60%	14.60%	3.30%		22.22%
Net Assets, End of Period (in thousands)	$13	$11	$11	$12,189	$6,849		$12
Average Net Assets for the Period (in thousands)	$12	$11	$11	$9,111	$2,130		$11
Ratio of Gross Expenses to Average Net Assets***(2)	1.41%	1.41%	1.41%	1.41%	1.45	%(3)	1.42%
Ratio of Net Expenses to Average Net Assets***(2)	1.41%	1.41%	1.41%	1.41%	1.44	%(3)	1.42%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(.41)%	(0.25)%	(0.44)%	(0.32)%	0.05%		(0.51)%
Portfolio Turnover Rate***	25%	81%	62%	35%	55%		45%

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Orion Fund		Janus Adviser Mid Cap Growth Fund
	2007	2006	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$10.83	$10.00	$27.81	$26.68	$21.75
Income from Investment Operations:
Net investment income/(loss)	–	(.02)	(.08)	.01	(.03)
Net gain/(loss) on securities (both realized and unrealized)	2.04	.85	5.17	1.12	4.96
Total from Investment Operations	2.04	.83	5.09	1.13	4.93
Less Distributions:
Dividends from net investment income*	–	–	–	–	–
Distributions from net realized gains*	–	–	–	–	–
Total Distributions	–	–	–	–	–
Net Asset Value, End of Period	$12.87	$10.83	$32.90	$27.81	$26.68
Total Return**	18.84%	8.30%	18.30%	4.24%	22.67%
Net Assets, End of Period (in thousands)	$457	$271	$484	$234	$12
Average Net Assets for the Period (in thousands)	$296	$267	$355	$49	$11
Ratio of Gross Expenses to Average Net Assets***(2)	1.73%	2.04%	1.40%	1.41%	1.40%
Ratio of Net Expenses to Average Net Assets***(2)	1.70%	1.97%	1.40%	1.40%	1.40%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.05)%	(0.41)%	(0.73)%	(0.64)%	(0.75)%
Portfolio Turnover Rate***	25%	57%	29%	43%	32%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  See Note 4 in Notes to Financial Statements.

(3)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.42% and 1.42%, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2007 195

Financial Highlights – R Shares (continued)

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Small-Mid Growth Fund		Janus Adviser Growth and Income Fund
	2007	2006	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$10.59	$10.00	$17.61	$17.28	$14.64
Income from Investment Operations:
Net investment income/(loss)	(.07)	(.03)	.14	.21	.03
Net gain/(loss) on securities (both realized and unrealized)	2.35	.62	1.50	.60	2.63
Total from Investment Operations	2.28	.59	1.64	.81	2.66
Less Distributions:
Dividends from net investment income*	–	–	(.11)	(.25)	(.02)
Distributions from net realized gains*	(.12)	–	(1.21)	(.23)	–
Total Distributions	(.12)	–	(1.32)	(.48)	(.02)
Net Asset Value, End of Period	$12.75	$10.59	$17.93	$17.61	$17.28
Total Return**	21.56%	5.90%	9.33%	4.65%	18.18%
Net Assets, End of Period (in thousands)	$419	$345	$3,262	$1,860	$12
Average Net Assets for the Period (in thousands)	$381	$280	$2,905	$661	$11
Ratio of Gross Expenses to Average Net Assets***(2)	1.82%	2.02%	1.45%	1.50%	1.46%
Ratio of Net Expenses to Average Net Assets***(2)	1.80%	1.98%	1.45%	1.49%	1.46%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.18)%	(0.60)%	1.43%	1.53%	0.19%
Portfolio Turnover Rate***	113%	261%	43%	42%	43%

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Fundamental Equity Fund(3)				Janus Adviser Contrarian Fund
	2007	2006		2005(1)	2007	2006
Net Asset Value, Beginning of Period	$19.24	$19.49		$17.05	$10.94	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.03)	.01		–	(.04)	.04
Net gain/(loss) on securities (both realized and unrealized)	1.82	1.84		2.97	2.88	.91
Total from Investment Operations	1.79	1.85		2.97	2.84	.95
Less Distributions and Other:
Dividends from net investment income*	(.05)	(.02)		–	–	–
Distributions from net realized gains*	(1.49)	(2.08)		(.53)	–	(.01)
Payment from affiliate	–	–	(4)	–	–	–
Total Distributions and Other	(1.54)	(2.10)		(.53)	–	(.01)
Net Asset Value, End of Period	$19.49	$19.24		$19.49	$13.78	$10.94
Total Return**	9.35%	9.57	%(5)	17.65%	25.98%	9.49%
Net Assets, End of Period (in thousands)	$94	$54		$12	$550	$276
Average Net Assets for the Period (in thousands)	$86	$26		$11	$370	$270
Ratio of Gross Expenses to Average Net Assets***(2)	1.45%	1.46%		1.45%	1.70%	1.98%
Ratio of Net Expenses to Average Net Assets***(2)	1.45%	1.45%		1.45%	1.70%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.21)%	0.01%		0.03%	(0.44)%	0.46%
Portfolio Turnover Rate***	24%	48%		80%	10%	37%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  See Note 4 in Notes to Financial Statements.

(3) Formerly named Janus Adviser Core Equity Fund.

(4)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(5)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity error, which otherwise would have reduced total return by 0.02%.

See Notes to Financial Statements.
196 Janus Adviser Series January 31, 2007

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Balanced Fund				Janus Adviser INTECH Risk-Managed Growth Fund(1)
	2007	2006	2005(2)		2007		2006	2005(2)
Net Asset Value, Beginning of Period	$26.25	$25.92	$23.80		$12.69		$13.24	$12.56
Income from Investment Operations:
Net investment income/(loss)	.19	.37	.28		.01		.01	(.01)
Net gain/(loss) on securities (both realized and unrealized)	2.37	.90	2.12		1.58		.07	1.57
Total from Investment Operations	2.56	1.27	2.40		1.59		.08	1.56
Less Distributions and Other:
Dividends from net investment income*	(.19)	(.40)	(.28)		–		–	–
Distributions from net realized gains*	(1.97)	(.54)	–		–		(.63)	(.88)
Redemption fees	N/A	N/A	N/A		–		–	–
Payment from affiliate	–	–	–	(3)	–	(3)	–	–
Total Distributions and Other	(2.16)	(.94)	(.28)		–		(.63)	(.88)
Net Asset Value, End of Period	$26.65	$26.25	$25.92		$14.28		$12.69	$13.24
Total Return**	9.82%	4.95%	10.14	%(4)	12.53	%(5)	0.42%	12.69%
Net Assets, End of Period (in thousands)	$48	$35	$11		$18		$16	$11
Average Net Assets for the Period (in thousands)	$38	$23	$10		$17		$13	$11
Ratio of Gross Expenses to Average Net Assets***(6)	1.32%	1.32%	1.31%		1.31%		1.35%	1.35%
Ratio of Net Expenses to Average Net Assets***(6)	1.32%	1.32%	1.31%		1.31%		1.35%	1.35%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.28%	1.38%	1.36%		0.15%		0.09%	(0.10)%
Portfolio Turnover Rate***	64%	49%	47%		75%		100%	106%

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser INTECH Risk-Managed Core Fund(7)			Janus Adviser INTECH Risk-Managed Value Fund(8)
	2007	2006	2005(2)	2007	2006(9)
Net Asset Value, Beginning of Period	$13.20	$13.86	$13.18	$10.61	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	.05	.04	.07	.06
Net gain/(loss) on securities (both realized and unrealized)	1.56	.66	2.12	1.26	.55
Total from Investment Operations	1.58	.71	2.16	1.33	.61
Less Distributions:
Dividends from net investment income*	(.02)	(.06)	–	(.10)	–
Distributions from net realized gains*	(.04)	(1.31)	(1.48)	(.02)	–
Redemption fees	–	–	–	–	–
Total Distributions	(.06)	(1.37)	(1.48)	(.12)	–
Net Asset Value, End of Period	$14.72	$13.20	$13.86	$11.82	$10.61
Total Return**	12.01%	5.15%	17.17%	12.48%	6.10%
Net Assets, End of Period (in thousands)	$52	$12	$12	$298	$265
Average Net Assets for the Period (in thousands)	$45	$12	$11	$281	$255
Ratio of Gross Expenses to Average Net Assets***(6)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of Net Expenses to Average Net Assets***(6)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.62%	0.37%	0.38%	1.27%	0.98%
Portfolio Turnover Rate***	91%	98%	80%	115%	98%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(2)  Period from September 30, 2004 (inception date) through July 31, 2005.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(4)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity error, which otherwise would have reduced total return by less than 0.01%.

(5)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity error, which otherwise would have reduced total return by less than 0.03%.

(6)  See Note 4 in Notes to Financial Statements.

(7)  Formerly named Janus Adviser Risk-Managed Core Fund.

(8)  Formerly named Janus Adviser Risk-Managed Value Fund.

(9)  Period from December 30, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2007 197

Financial Highlights – R Shares (continued)

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Mid Cap Value Fund				Janus Adviser Small Company Value Fund
	2007	2006		2005(1)	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$16.54	$16.04		$14.25	$14.68	$14.63	$12.94
Income from Investment Operations:
Net investment income/(loss)	.08	.11		.01	(.03)	(.02)	(.01)
Net gain/(loss) on securities (both realized and unrealized)	2.23	.86		2.50	2.28	.56	2.50
Total from Investment Operations	2.31	.97		2.51	2.25	.54	2.49
Less Distributions and Other:
Dividends from net investment income*	(.12)	(.04)		–	–	–	–
Distributions from net realized gains*	(.23)	(.43)		(.72)	(.53)	(.49)	(.80)
Payment from affiliate	–	–	(2)	–	–	–	–
Total Distributions and Other	(.35)	(.47)		(.72)	(.53)	(.49)	(.80)
Net Asset Value, End of Period	$18.50	$16.54		$16.04	$16.40	$14.68	$14.63
Total Return**	14.01%	6.19	%(3)	18.04%	15.43%	3.92%	19.85%
Net Assets, End of Period (in thousands)	$2,208	$1,919		$687	$4,723	$3,720	$2,341
Average Net Assets for the Period (in thousands)	$2,197	$1,030		$437	$4,302	$2,918	$14
Ratio of Gross Expenses to Average Net Assets***(4)	1.47%	1.50%		1.49%	1.75%	1.97%	3.05%
Ratio of Net Expenses to Average Net Assets***(4)	1.46%	1.49%		1.49%	1.75%	1.97%	1.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.94%	1.04%		0.06%	(0.39)%	(0.70)%	(11.56)%
Portfolio Turnover Rate***	84%	67%		71%	100%	53%	45%

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Worldwide Fund			Janus Adviser International Equity Fund
	2007	2006	2005(1)	2007(5)
Net Asset Value, Beginning of Period	$28.26	$27.42	$24.88	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.04)	.28	.10	–
Net gain/(loss) on securities (both realized and unrealized)	6.26	.75	2.54	.74
Total from Investment Operations	6.22	1.03	2.64	.74
Less Distributions:
Dividends from net investment income*	(.66)	(.19)	(.10)	–
Distributions from net realized gains*	–	–	–	–
Redemption fees	–	–	–	–
Total Distributions	(.66)	(.19)	(.10)	–
Net Asset Value, End of Period	$33.82	$28.26	$27.42	$10.74
Total Return**	22.07%	3.75%	10.62%	7.40%
Net Assets, End of Period (in thousands)	$14	$12	$11	$537
Average Net Assets for the Period (in thousands)	$13	$12	$11	$515
Ratio of Gross Expenses to Average Net Assets***(4)	1.41%	1.40%	1.39%	2.01%
Ratio of Net Expenses to Average Net Assets***(4)	1.40%	1.39%	1.38%	2.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.33)%	1.01%	0.45%	0.00%
Portfolio Turnover Rate***	29%	48%	33%	26%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Period from November 28, 2006 (inception date) through January 31, 2007.

See Notes to Financial Statements.
198 Janus Adviser Series January 31, 2007

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser International Growth Fund				Janus Adviser Long/Short Fund
	2007	2006		2005(1)	2007
Net Asset Value, Beginning of Period	$43.45	$31.23		$24.80	$10.00
Income from Investment Operations:
Net investment income/(loss)	.25	.23		.11	–
Net gain/(loss) on securities (both realized and unrealized)	11.54	11.92		6.48	1.57
Total from Investment Operations	11.79	12.15		6.59	1.57
Less Distributions and Other:
Dividends from net investment income*	(.46)	(.14)		(.16)	(.04)
Distributions from net realized gains*	–	–		–	–
Redemption fees	– (2)	.21		–	–
Payment from affiliate	–	–	(3)	–	–	(3)
Total Distributions and Other	(.46)	.07		(.16)	(.04)
Net Asset Value, End of Period	$54.78	$43.45		$31.23	$11.53
Total Return**	27.17%	39.64	%(4)	26.67%	15.67	%(5)
Net Assets, End of Period (in thousands)	$6,433	$650		$12	$1,157
Average Net Assets for the Period (in thousands)	$2,157	$183		$11	$1,067
Ratio of Gross Expenses to Average Net Assets***(6)	1.47%	1.50%		1.48%	3.46	%(7)
Ratio of Net Expenses to Average Net Assets***(6)	1.45%	1.48%		1.48%	3.45	%(7)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.35%	0.68%		0.48%	0.03%
Portfolio Turnover Rate***	46%	65%		50%	75%

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Flexible Bond Fund						Janus Adviser High-Yield Fund
	2007		2006		2005(1)		2007	2006
Net Asset Value, Beginning of Period	$11.63		$12.12		$12.53		$9.73	$10.00
Income from Investment Operations:
Net investment income/(loss)	.32		.45		.33		.34	.57
Net gain/(loss) on securities (both realized and unrealized)	.08		(.38)		(.19)		.39	(.27)
Total from Investment Operations	.40		.07		.14		.73	.30
Less Distributions and Other:
Dividends from net investment income*	(.25)		(.46)		(.39)		(.33)	(.57)
Distributions from net realized gains*	–		(.10)		(.16)		–	–
Redemption fees	N/A		N/A		N/A		–	–
Payment from affiliate	–		–	(3)	–	(3)	–	–
Total Distributions and Other	(.25)		(.56)		(.55)		(.33)	(.57)
Net Asset Value, End of Period	$11.78		$11.63		$12.12		$10.13	$9.73
Total Return**	3.45%		0.63	%(4)	1.47	%(8)	7.65%	3.10%
Net Assets, End of Period (in thousands)	$102		$10		$10		$694	$644
Average Net Assets for the Period (in thousands)	$79		$10		$10		$668	$626
Ratio of Gross Expenses to Average Net Assets***(6)	1.30%		1.31%		1.30%		1.67%	1.77%
Ratio of Net Expenses to Average Net Assets***(6)	1.30%		1.30%		1.29%		1.65%	1.74%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.21%		3.70%		3.42%		6.72%	5.83%
Portfolio Turnover Rate***	134	%(9)	140	%(9)	186	%(9)	102%	162%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Redemption fees aggregated less than $.01 on a per share basis for the period ended.

(3)  Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.04%.

(6)  See Note 4 in Notes to Financial Statements.

(7)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 2.49% and 2.49%, respectively, without the inclusion of dividends on short positions.

(8)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(9)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 135% for 2007, 142% for 2006 and 195% for 2005.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2007 199

Financial Highlights – S Shares

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year ended July 31	Janus Adviser Large Cap Growth Fund
	2007		2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$21.21		$21.02		$19.02		$17.42		$16.08	$23.14
Income from Investment Operations:
Net investment income/(loss)	(0.02)		–	(1)	–	(1)	–	(1)	– (1)	– (1)
Net gain/(loss) on securities (both realized and unrealized)	3.01		.19		2.00		1.60		1.34	(7.06)
Total from Investment Operations	2.99		.19		2.00		1.60		1.34	(7.06)
Less Distributions and Other:
Dividends from net investment income*	–		–		–		–		–	–
Distributions from net realized gains*	–		–		–		–		–	–
Payment from affiliate	–	(2)	–		–	(2)	–	(2)	–	–
Total Distributions and Other	–		–		–		–		–	–
Net Asset Value, End of Period	$24.20		$21.21		$21.02		$19.02		$17.42	$16.08
Total Return**	14.11	%(3)	0.90%		10.52	%(3)	9.18	%(3)	8.40%	(30.51)%
Net Assets, End of Period (in thousands)	$161,731		$153,641		$217,357		$327,901		$404,787	$283,413
Average Net Assets for the Period (in thousands)	$161,253		$190,386		$265,702		$399,852		$328,576	$323,098
Ratio of Gross Expenses to Average Net Assets***(4)	1.16%		1.16%		1.16%		1.17%		1.17%	1.18%
Ratio of Net Expenses to Average Net Assets***(4)	1.16%		1.16%		1.16%		1.17%		1.17%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(.16)%		(0.02)%		(0.24)%		(0.39)%		(0.39)%	(0.38)%
Portfolio Turnover Rate***	25%		81%		62%		27%		43%	41%
For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year ended July 31	Janus Adviser Forty Fund
	2007		2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$28.30		$27.34		$21.17		$19.56		$18.75	$22.61
Income from Investment Operations:
Net investment income/(loss)	(.01)		.02		–	(1)	–	(1)	– (1)	(.01)
Net gain/(loss) on securities (both realized and unrealized)	4.16		.94		6.17		1.61		.82	(3.80)
Total from Investment Operations	4.15		.96		6.17		1.61		.82	(3.81)
Less Distributions and Other:
Dividends from net investment income*	(.02)		–		–		–		(.01)	(.05)
Distributions from net realized gains*	(1.04)		–		–		–		–	–
Return of capital	–		–		–		–		– (5)	–
Payment from affiliate	–		–	(2)	–	(2)	–	(2)	–	–
Total Distributions and Other	(1.06)		–		–		–		(.01)	(.05)
Net Asset Value, End of Period	$31.39		$28.30		$27.34		$21.17		$19.56	$18.75
Total Return**	14.74%		3.51	%(3)	29.15	%(3)	8.23	%(3)	4.34%	(16.86)%
Net Assets, End of Period (in thousands)	$1,907,871		$1,440,502		$1,085,499		$1,027,945		$1,069,694	$587,271
Average Net Assets for the Period (in thousands)	$1,634,707		$1,326,557		$1,079,025		$1,107,254		$763,621	$512,270
Ratio of Gross Expenses to Average Net Assets***(4)	1.15%		1.18	%(6)	1.16%		1.17%		1.18%	1.18%
Ratio of Net Expenses to Average Net Assets***(4)	1.15%		1.18	%(6)	1.16%		1.17%		1.18%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.03)%		0.08%		(0.22)%		(0.28)%		(0.13)%	0.21%
Portfolio Turnover Rate***	35%		55%		45%		38%		41%	62%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3) During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors which would have reduced the total return by less than 0.01%.

(4) See Note 4 in Notes to Financial Statements.

(5) Return of capital aggregated less than $.01 on a per share basis for the fiscal year ended.

(6)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.17% and 1.17%, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.
200 Janus Adviser Series January 31, 2007

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year ended July 31	Janus Adviser Orion Fund		Janus Adviser Mid Cap Growth Fund
	2007	2006	2007	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$10.86	$10.00	$27.93	$26.73	$21.07		$18.35	$15.86	$24.70
Income from Investment Operations:
Net investment income/(loss)	.01	.01	(.08)	– (1)	–	(1)	– (1)	– (1)	– (1)
Net gain/(loss) on securities (both realized and unrealized)	2.05	.85	5.24	1.20	5.66		2.72	2.49	(8.84)
Total from Investment Operations	2.06	.86	5.16	1.20	5.66		2.72	2.49	(8.84)
Less Distributions and Other:
Dividends from net investment income*	–	–	–	–	–		–	–	–
Distributions from net realized gains*	–	–	–	–	–		–	–	–
Payment from affiliate	–	–	–	–	–	(2)	–	–	–
Total Distributions and Other	–	–	–	–	–		–	–	–
Net Asset Value, End of Period	$12.92	$10.86	$33.09	$27.93	$26.73		$21.07	$18.35	$15.86
Total Return**	18.97%	8.60%	18.47%	4.49%	26.86	%(3)	14.82%	15.70%	(35.79)%
Net Assets, End of Period (in thousands)	$602	$306	$92,636	$89,396	$96,514		$99,563	$267,000	$240,642
Average Net Assets for the Period (in thousands)	$420	$284	$91,162	$98,218	$99,738		$231,067	$233,967	$294,324
Ratio of Gross Expenses to Average Net Assets***(4)	1.49%	1.79%	1.15%	1.15%	1.15%		1.16%	1.16%	1.17%
Ratio of Net Expenses to Average Net Assets***(4)	1.45%	1.72%	1.15%	1.15%	1.15%		1.16%	1.16%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.28%	(0.17)%	(0.49)%	(0.38)%	(0.49)%		(0.62)%	(0.56)%	(0.71)%
Portfolio Turnover Rate***	25%	57%	29%	43%	32%		30%	43%	88%

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year ended July 31	Janus Adviser Small-Mid Growth Fund		Janus Adviser Growth and Income Fund
	2007	2006	2007	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$10.62	$10.00	$17.76	$17.30	$14.42		$13.26	$12.49	$15.57
Income from Investment Operations:
Net investment income/(loss)	(.05)	(.01)	.16	.18	.06		.01	.05	.02
Net gain/(loss) on securities (both realized and unrealized)	2.35	.63	1.51	.67	2.86		1.16	.77	(3.06)
Total from Investment Operations	2.30	.62	1.67	.85	2.92		1.17	.82	(3.04)
Less Distributions and Other:
Dividends from net investment income*	–	–	(.07)	(.16)	(.04)		(.01)	(.05)	(.04)
Distributions from net realized gains*	(.12)	–	(1.21)	(.23)	–		–	–	–
Payment from affiliate	–	–	–	–	–	(2)	–	–	–
Total Distributions and Other	(.12)	–	(1.28)	(.39)	(.04)		(.01)	(.05)	(.04)
Net Asset Value, End of Period	$12.80	$10.62	$18.15	$17.76	$17.30		$14.42	$13.26	$12.49
Total Return**	21.69%	6.20%	9.39%	4.90%	20.26	%(3)	8.84%	6.60%	(19.61)%
Net Assets, End of Period (in thousands)	$415	$366	$271,038	$264,599	$216,294		$224,694	$286,607	$218,310
Average Net Assets for the Period (in thousands)	$360	$317	$276,495	$255,027	$217,711		$258,770	$243,679	$155,582
Ratio of Gross Expenses to Average Net Assets***(4)	1.57%	1.77%	1.20%	1.23%	1.21%		1.22%	1.22%	1.23%
Ratio of Net Expenses to Average Net Assets***(4)	1.55%	1.73%	1.20%	1.22%	1.20%		1.22%	1.22%	1.22%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.93)%	(0.33)%	1.68%	1.11%	0.35%		(0.03)%	0.41%	0.25%
Portfolio Turnover Rate***	113%	261%	43%	42%	43%		46%	37%	40%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4) See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2007 201

Financial Highlights – S Shares (continued)

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year ended July 31	Janus Adviser Fundamental Equity Fund(1)							Janus Adviser Contrarian Fund
	2007	2006		2005	2004	2003	2002	2007	2006
Net Asset Value, Beginning of Period	$19.34	$19.54		$16.66	$14.63	$13.92	$17.02	$10.96	$10.00
Income from Investment Operations:
Net investment income/(loss)	–	.02		.04	.03	(.01)	– (2)	(.02)	.05
Net gain/(loss) on securities (both realized and unrealized)	1.82	1.89		3.37	2.00	.72	(3.10)	2.90	.92
Total from Investment Operations	1.82	1.91		3.41	2.03	.71	(3.10)	2.88	.97
Less Distributions and Other:
Dividends from net investment income*	(.03)	(.03)		–	–	–	–	(.03)	–
Distributions from net realized gains*	(1.49)	(2.08)		(.53)	–	–	–	–	(.01)
Payment from affiliate	–	–	(3)	–	–	–	–	–	–
Total Distributions and Other	(1.52)	(2.11)		(.53)	–	–	–	(.03)	(.01)
Net Asset Value, End of Period	$19.64	$19.34		$19.54	$16.66	$14.63	$13.92	$13.81	$10.96
Total Return**	9.43%	9.86	%(4)	20.71%	13.88%	5.17%	(18.21)%	26.27%	9.69%
Net Assets, End of Period (in thousands)	$75,134	$53,890		$37,124	$31,478	$38,327	$16,101	$3,666	$598
Average Net Assets for the Period (in thousands)	$57,946	$46,693		$32,804	$36,578	$25,550	$12,869	$1,084	$360
Ratio of Gross Expenses to Average Net Assets***(5)	1.20%	1.20%		1.20%	1.25%	1.61%	1.70%	1.46%	1.72%
Ratio of Net Expenses to Average Net Assets***(5)	1.20%	1.20%		1.20%	1.25%	1.60%	1.68%	1.45%	1.71%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.09%	0.22%		0.24%	(0.11)%	(0.17)%	(0.16)%	(0.12)%	0.75%
Portfolio Turnover Rate***	24%	48%		80%	63%	71%	97%	10%	37%

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year ended July 31	Janus Adviser Balanced Fund
	2007	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Period	$26.34	$25.94		$23.44		$21.93	$21.38	$23.45
Income from Investment Operations:
Net investment income/(loss)	.21	.41		.41		.35	.35	.43
Net gain/(loss) on securities (both realized and unrealized)	2.40	.92		2.50		1.48	.56	(2.05)
Total from Investment Operations	2.61	1.33		2.91		1.83	.91	(1.62)
Less Distributions and Other:
Dividends from net investment income*	(.24)	(.39)		(.41)		(.32)	(.36)	(.45)
Distributions from net realized gains*	(1.97)	(.54)		–		–	–	–
Payment from affiliate	–	–	(3)	–	(3)	–	–	–
Total Distributions and Other	(2.21)	(.93)		(.41)		(.32)	(.36)	(.45)
Net Asset Value, End of Period	$26.74	$26.34		$25.94		$23.44	$21.93	$21.38
Total Return**	9.96%	5.19	%(6)	12.53	%(7)	8.36%	4.37%	(6.97)%
Net Assets, End of Period (in thousands)	$528,560	$507,918		$595,059		$754,141	$937,114	$749,601
Average Net Assets for the Period (in thousands)	$526,424	$550,859		$660,970		$930,260	$816,137	$682,559
Ratio of Gross Expenses to Average Net Assets***(5)	1.07%	1.07%		1.07%		1.16%	1.17%	1.17%
Ratio of Net Expenses to Average Net Assets***(5)	1.07%	1.07%		1.07%		1.16%	1.17%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.53%	1.52%		1.59%		1.43%	1.66%	1.98%
Portfolio Turnover Rate***	64%	49%		47%		92%	67%	85%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Formerly named Janus Adviser Core Equity Fund.

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(7)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.
202 Janus Adviser Series January 31, 2007

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser INTECH Risk-Managed Growth Fund(1)								Janus Adviser INTECH Risk-Managed Core Fund(2)
	2007		2006		2005	2004		2003(3)	2007	2006	2005	2004		2003(3)
Net Asset Value, Beginning of Period	$12.75		$13.28		$12.24	$11.13		$10.00	$13.25	$13.88	$12.72	$10.89		$10.00
Income from Investment Operations:
Net investment income/(loss)	.02		.03		.01	–	(4)	.01	.01	.06	.05	.03		.01
Net gain/(loss) on securities (both realized and unrealized)	1.59		.07		1.91	1.41		1.12	1.59	.70	2.59	1.96		.88
Total from Investment Operations	1.61		.10		1.92	1.41		1.13	1.60	.76	2.64	1.99		.89
Less Distributions and Other:
Dividends from net investment income*	(.01)		–		–	–		–	(.03)	(.08)	–	–		–
Distributions from net realized gains*	–		(.63)		(.88)	(.30)		–	(.04)	(1.31)	(1.48)	(.20)		–
Redemption fees	–	(5)	–	(5)	– (5)	–	(5)	– (5)	– (5)	– (5)	– (5)	–	(5)	–
Payment from affiliates	–	(6)	–	(6)	–	–	(6)	–	–	–	–	.04		–
Total Distributions and Other	(.01)		(.63)		(.88)	(.30)		–	(.07)	(1.39)	(1.48)	(.16)		–
Net Asset Value, End of Period	$14.35		$12.75		$13.28	$12.24		$11.13	$14.78	$13.25	$13.88	$12.72		$10.89
Total Return**	12.65	%(7)	0.59	%(8)	15.98%	12.77	%(9)	11.30%	12.15%	5.50%	21.58%	18.77	%(10)	8.90%
Net Assets, End of Period (in thousands)	$156,775		$121,473		$74,744	$46,376		$33,960	$39,692	$17,852	$12,114	$7,338		$7,135
Average Net Assets for the Period (in thousands)	$141,853		$97,158		$56,612	$40,172		$8,949	$26,036	$12,369	$8,971	$7,111		$4,192
Ratio of Gross Expenses to Average Net Assets***(11)	1.07%		1.10%		1.10%	1.39%		1.75%	1.10%	1.10%	1.10%	1.39%		1.75%
Ratio of Net Expenses to Average Net Assets***(11)	1.07%		1.10%		1.10%	1.39%		1.75%	1.10%	1.10%	1.10%	1.39%		1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.38%		0.35%		0.12%	(0.57)%		(1.00)%	0.88%	0.58%	0.64%	(0.03)%		(0.25)%
Portfolio Turnover Rate***	75%		100%		106%	92%		62%	91%	98%	80%	74%		64%

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser INTECH Risk-Managed Value Fund(12)		Janus Adviser Mid Cap Value Fund
	2007	2006(13)	2007		2006		2005		2004		2003(14)
Net Asset Value, Beginning of Period	$10.63	$10.00	$16.54		$16.05		$13.89		$11.42		$10.00
Income from Investment Operations:
Net investment income/(loss)	.09	.07	.09		.19		.03		.01		– (4)
Net gain/(loss) on securities (both realized and unrealized)	1.24	.56	2.25		.83		2.86		2.71		1.42
Total from Investment Operations	1.33	.63	2.34		1.02		2.89		2.72		1.42
Less Distributions and Other:
Dividends from net investment income*	(.12)	–	(.15)		(.10)		(.01)		(.01)		–
Distributions from net realized gains*	(.02)	–	(.23)		(.43)		(.72)		(.24)		–
Redemption fees	–	–	N/A		N/A		N/A		N/A		N/A
Payment from affiliate	–	–	–	(6)	–	(6)	–	(6)	–	(6)	–
Total Distributions and Other	(.14)	–	(.38)		(.53)		(.73)		(.25)		–
Net Asset Value, End of Period	$11.82	$10.63	$18.50		$16.54		$16.05		$13.89		$11.42
Total Return**	12.53%	6.30%	14.17	%(8)	6.47	%(9)	21.25	%(8)	23.93	%(8)	14.20%
Net Assets, End of Period (in thousands)	$299	$266	$91,658		$74,181		$42,637		$24,019		$7,810
Average Net Assets for the Period (in thousands)	$281	$256	$84,851		$57,475		$34,847		$14,917		$2,850
Ratio of Gross Expenses to Average Net Assets***(11)	1.10%	1.10%	1.21%		1.24%		1.24%		1.36%		1.76%
Ratio of Net Expenses to Average Net Assets***(11)	1.10%	1.10%	1.21%		1.24%		1.24%		1.36%		1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.52%	1.23%	1.18%		1.43%		0.28%		0.15%		(0.38)%
Portfolio Turnover Rate***	115%	98%	84%		67%		71%		63%		157%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(2)  Formerly named Janus Adviser Risk-Managed Core Fund.

(3)  Period from January 2, 2003 (inception date) through July 31, 2003.

(4)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(5)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(6)  Payment from affiliate aggregate less than $.01 on a per share basis for the fiscal year or period ended.

(7)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.03%.

(8)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(9)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(10)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.41%.

(11)  See Note 4 in Notes to Financial Statements.

(12)  Formerly named Janus Adviser Risk-Managed Value Fund.

(13)  Period from December 30, 2005 (inception date) through July 31, 2006.

(14)  Period from December 31, 2002 (inception date) through July 31, 2003.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2007 203

Financial Highlights – S Shares (continued)

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Small Company Value Fund(1)					Berger Small Cap Value Fund II – Investor Shares	Berger Small Cap Value Fund II – Institutional Shares	Berger Small Cap Value Fund II – Service Shares
	2007	2006	2005	2004	2003(2)	2002(3)	2002(3)	2002(3)
Net Asset Value, Beginning of Period	$14.74	$14.66	$12.29	$10.57	$8.26	$10.00	$10.00	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.01)	– (4)	– (4)	– (4)	– (4)	(1.74)	(1.74)	(1.76)
Net gain/(loss) on securities (both realized and unrealized)	2.30	.57	3.17	1.87	2.31	–	–	–
Total from Investment Operations	2.29	.57	3.17	1.87	2.31	(1.74)	(1.74)	(1.76)
Less Distributions:
Dividends from net investment income*	–	–	–	–	–	–	–	–
Distributions from net realized gains*	(.53)	(.49)	(.80)	(.15)	–	–	–	–
Total Distributions	(.53)	(.49)	(.80)	(.15)	–	–	–	–
Net Asset Value, End of Period	$16.50	$14.74	$14.66	$12.29	$10.57	$8.26	$8.26	$8.24
Total Return**	15.64%	4.12%	26.45%	17.75%	27.97%	(17.40)%	(17.40)%	(17.60)%
Net Assets, End of Period (in thousands)	$24,226	$27,819	$22,472	$14,889	$13,068	$4,921	$1,879	$359
Average Net Assets for the Period (in thousands)	$25,185	$21,523	$18,976	$14,438	$9,399	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets***(5)(6)	1.50%	1.73%	1.75%	1.75%	1.75%	3.37%	2.49%	4.66%
Ratio of Net Expenses to Average Net Assets***(5)(6)	1.50%	1.72%	1.74%	1.75%	1.75%	2.96%	2.49%	3.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.09)%	(0.43)%	(0.20)%	(0.19)%	(0.81)%	(1.11)%	(0.68)%	(1.28)%
Portfolio Turnover Rate***	100%	53%	45%	67%	45%	11%	11%	11%

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year ended July 31	Janus Adviser Worldwide Fund
	2007	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Period	$28.35	$27.47		$24.97		$23.43	$23.20	$31.27
Income from Investment Operations:
Net investment income/(loss)	.07	.59		.20		.06	.16	.05
Net gain/(loss) on securities (both realized and unrealized)	6.21	.52		2.40		1.63	.16	(8.08)
Total from Investment Operations	6.28	1.11		2.60		1.69	.32	(8.03)
Less Distributions and Other:
Dividends from net investment income*	(.62)	(.23)		(.10)		(.15)	(.09)	(.04)
Distributions from net realized gains*	–	–		–		–	–	–
Redemption fees	– (7)	–	(7)	–	(7)	– (7)	– (7)	N/A
Payment from affiliate	–	–	(8)	–	(8)	–	–	–
Total Distributions and Other	(.62)	(.23)		(.10)		(.15)	(.09)	(.04)
Net Asset Value, End of Period	$34.01	$28.35		$27.47		$24.97	$23.43	$23.20
Total Return**	22.23%	4.03	%(9)	10.41	%(9)	7.20%	1.35%	(25.73)%
Net Assets, End of Period (in thousands)	$139,609	$144,575		$461,508		$709,102	$1,124,330	$1,059,083
Average Net Assets for the Period (in thousands)	$146,985	$329,236		$585,697		$1,033,359	$1,070,521	$1,072,786
Ratio of Gross Expenses to Average Net Assets***(5)	1.15%	1.15%		1.15%		1.20%	1.20%	1.21%
Ratio of Net Expenses to Average Net Assets***(5)	1.15%	1.15%		1.15%		1.20%	1.20%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.07)%	1.14%		0.61%		0.23%	0.78%	0.27%
Portfolio Turnover Rate***	29%	48%		33%		153%	95%	76%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund.

(2)  For the ten month fiscal period ended July 31, 2003.

(3)  Period from March 28, 2002 (inception date) through September 30, 2002.

(4)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(5) See Note 4 in Notes to Financial Statements.

(6) Certain prior year amounts have been reclassified to conform to current year presentation.

(7) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(8) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(9) During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.
204 Janus Adviser Series January 31, 2007

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year ended July 31	Janus Adviser International Equity Fund	Janus Adviser International Growth Fund
	2007(1)	2007		2006		2005		2004		2003(2)	2002
Net Asset Value, Beginning of Period	$10.00	$43.37		$31.28		$23.78		$19.87		$19.50	$25.79
Income from Investment Operations:
Net investment income/(loss)	–	.02		.38		.19		.18		.18	.04
Net gain/(loss) on securities (both realized and unrealized)	.75	11.83		11.92		7.48		3.93		.26	(6.24)
Total from Investment Operations	.75	11.85		12.30		7.67		4.11		.44	(6.20)
Less Distributions and Other:
Dividends from net investment income*	–	(.39)		(.22)		(.17)		(.21)		(.08)	(.09)
Distributions from net realized gains*	–	–		–		–		–		–	–
Redemption fees	–	.01		.01		–	(3)	.01		.01	N/A
Payment from affiliate	–	–	(4)	–	(4)	–	(4)	–	(4)	–	–
Total Distributions and Other	–	(.38)		(.21)		(.17)		(.20)		(.07)	(.09)
Net Asset Value, End of Period	$10.75	$54.84		$43.37		$31.28		$23.78		$19.87	$19.50
Total Return**	7.50%	27.37	%(5)	39.47	%(5)	32.35	%(5)	20.76	%(5)	2.31%	(24.10)%
Net Assets, End of Period (in thousands)	$544	$913,470		$555,723		$296,948		$297,519		$476,269	$531,121
Average Net Assets for the Period (in thousands)	$517	$713,227		$446,026		$295,750		$419,064		$487,811	$531,737
Ratio of Gross Expenses to Average Net Assets***(6)	1.76%	1.20%		1.24%		1.23%		1.24%		1.24%	1.25%
Ratio of Net Expenses to Average Net Assets***(6)	1.75%	1.19%		1.23%		1.23%		1.24%		1.24%	1.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.25%	0.28%		1.39%		0.59%		0.44%		0.86%	0.37%
Portfolio Turnover Rate***	26%	46%		65%		50%		80%		109%	72%

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year ended July 31	Janus Adviser Long/Short Fund		Janus Adviser Flexible Bond Fund
	2007		2007		2006		2005		2004	2003	2002
Net Asset Value, Beginning of Period	$10.00		$11.63		$12.12		$12.34		$12.45	$11.97	$11.91
Income from Investment Operations:
Net investment income/(loss)	.02		.26		.48		.44		.53	.47	.55
Net gain/(loss) on securities (both realized and unrealized)	1.57		.16		(.38)		–		.02	.47	.09
Total from Investment Operations	1.59		.42		.10		.44		.55	.94	.64
Less Distributions and Other:
Dividends from net investment income*	(.05)		(.27)		(.49)		(.50)		(.48)	(.46)	(.55)
Distributions from net realized gains*	–		–		(.10)		(.16)		(.18)	–	(.03)
Payment from affiliate	–	(4)	–		–	(4)	–	(4)	–	–	–
Total Distributions and Other	(.05)		(.27)		(.59)		(.66)		(.66)	(.46)	(.58)
Net Asset Value, End of Period	$11.54		$11.78		$11.63		$12.12		$12.34	$12.45	$11.97
Total Return**	15.88	%(7)	3.60%		0.86	%(8)	3.88	%(5)	4.43%	7.94%	5.53%
Net Assets, End of Period (in thousands)	$1,380		$39,136		$41,166		$52,701		$70,306	$101,137	$50,501
Average Net Assets for the Period (in thousands)	$1,077		$40,311		$45,954		$60,793		$86,194	$79,345	$32,199
Ratio of Gross Expenses to Average Net Assets***(6)	3.21	%(9)	1.05%		1.05%		1.05%		1.19%	1.21%	1.21%
Ratio of Net Expenses to Average Net Assets***(6)	3.20	%(9)	1.05%		1.05%		1.05%		1.19%	1.20%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.28%		4.43%		3.94%		3.71%		3.80%	3.68%	4.60%
Portfolio Turnover Rate***	75%		134	%(10)	140	%(10)	186	%(10)	160%	168%	382%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2006 (inception date) through January 31, 2007.

(2)  Certain prior year amounts have been reclassified to conform to current year presentation.

(3)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(5)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(6)  See Note 4 in Notes to Financial Statements.

(7)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.04%.

(8)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(9)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 2.24% and 2.24%, respectively, without the inclusion of dividends on short positions.

(10)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 135% for 2007, 142% for 2006 and 195% in 2005.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2007 205

Financial Highlights – S Shares (continued)

For a share outstanding during the six-month period ended January 31, 2007 (unaudited) and through each fiscal year ended July 31	Janus Adviser High-Yield Fund		Janus Adviser Money Market Fund
	2007	2006	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$9.73	$10.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.35	.59	.02	.04	.02	– (1)	.01	.02
Net gain/(loss) on securities (both realized and unrealized)	.40	(.27)	–	–	–	–	–	–
Total from Investment Operations	.75	.32	.02	.04	.02	–	.01	.02
Less Distributions:
Dividends from net investment income*	(.35)	(.59)	(.02)	(.04)	(.02)	– (1)	(.01)	(.02)
Distributions from net realized gains*	–	–	–	–	–	–	–	–
Redemption fees	–	–	N/A	N/A	N/A	N/A	N/A	N/A
Total Distributions	(.35)	(.59)	(.02)	(.04)	(0.02)	–	(.01)	(.02)
Net Asset Value, End of Period	$10.13	$9.73	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	7.79%	3.34%	2.34%	3.79%	1.70%	0.37%	0.68%	1.59%
Net Assets, End of Period (in thousands)	$697	$646	$10,317	$9,878	$10,082	$16,523	$20,384	$22,646
Average Net Assets for the Period (in thousands)	$670	$641	$9,803	$9,044	$13,962	$17,671	$23,394	$22,544
Ratio of Gross Expenses to Average Net Assets***(2)	1.42%	1.52%	0.86%	0.87%	0.86%	0.86%	0.86%	0.86%
Ratio of Net Expenses to Average Net Assets***(2)	1.40%	1.49%	0.86%	0.86%	0.86%	0.86%	0.86%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	6.97%	6.07%	4.58%	3.72%	1.64%	0.37%	0.68%	1.50%
Portfolio Turnover Rate***	102%	162%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Net investment income/(loss) and dividends (from net investment income) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
206 Janus Adviser Series January 31, 2007

Notes to Schedules of Investments (unaudited)

Balanced Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and Lehman Brothers Government/Credit Index (45%).

Lehman Brothers Aggregate Bond Index	Is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Lehman Brothers Government/Credit Index	Is composed of all bonds that are investment grade with at least one year until maturity.

Lehman Brothers High-Yield Bond Index	Is composed of fixed-rate, publicly issued, non-investment grade debt.

Lipper Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Lipper High Current Yield Funds	Funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Lipper Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Lipper Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities on the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Mixed-Asset Target Allocation Growth Funds	Funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Janus Adviser Series January 31, 2007 207

Notes to Schedules of Investments (unaudited) (continued)

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Value Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600® Index.

Lipper Small-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

London Interbank Offered Rate (LIBOR)	Is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	Is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International All Country World IndexSM	Is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Growth Index	Is a subset of the Morgan Stanley Capital International EAFE® Index and contains constituents of the Morgan Stanley Capital International EAFE® Index which are categorized as growth securities. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	Is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Value Index	Measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500TM Growth Index	Measures the performance of the 2,500 smallest companies in the Russell 3000® Index.

208 Janus Adviser Series January 31, 2007

Russell 3000® Growth Index	Measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth Indices.

Russell Midcap® Growth Index	Consists of stocks from the Russell Midcap® Index with a greater-than-average growth orientation. The Russell Midcap® Index consists of the smallest 800 companies in the Russell 1000® Index, as ranked by total market capitalization.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

S&P MidCap 400 Index	Is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

ADS	American Depositary Shares

ETF	Exchange-Traded Fund

GDR	Global Depositary Receipt

HOLDRs	Holding Company Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

SPDR	Standard & Poor's Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  ‡  Rate is subject to change. Rate shown reflects current rate.

  ß  Security is illiquid.

  ÇÇ  Security is a U.S. Treasury Inflation-Protected Security (TIPS).

  #  Loaned security; a portion or all of the security is on loan at January 31, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

ºº  Schedule of Fair Valued Securities (as of January 31, 2007)

	Value	Value as a % of Net Assets
Janus Adviser Contrarian Fund
Reliance Industries, Ltd. (GDR)	$2,945	0.0%
Janus Adviser International Growth Fund
BrasilAgro - Companhia Brasileira de Propriedades Agricolas	2,412,843	0.2%
Janus Adviser Long/Short Fund
Wumart Stores, Inc.	26,788	0.1%

Securities are valued at "fair value" pursuant to procedures adopted by the Funds' Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Adviser Series January 31, 2007 209

Notes to Schedules of Investments (unaudited) (continued)

§ Schedule of Restricted and Illiquid Securities (as of January 31, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as a % Net Assets
Janus Adviser Mid Cap Growth Fund
Polytec Asset Holdings, Ltd.	5/5/06	$536,552	$694,592	0.7%
Janus Adviser Small-Mid Growth Fund
Polytec Asset Holdings, Ltd.	5/5/06	$13,145	$17,017	0.5%
Janus Adviser Growth and Income Fund
Allegro Investment Corporation S.A. convertible, (Apple Computer, Inc.), 9.08% (144A)	11/7/06	$2,364,410	$2,476,047	0.9%
Allegro Investment Corporation S.A. convertible, (Corning, Inc.), 20.10% (144A)	8/7/06	2,391,035	2,705,568	0.9%
Deutsche Bank A.G. convertible, (Suncor, Energy, Inc.), 20.53% (144A)	8/11/06	1,994,857	1,851,847	0.7%
Goldman Sachs Group, Inc. convertible, (Celgene Corp., NVIDIA Corp. Peabody Energy Corp.), 46.75% (144A)	8/16/06	1,995,500	1,777,951	0.6%
Goldman Sachs Group, Inc. convertible, (NVIDIA Corp.), 24.20% (144A)	7/27/06	2,374,797	2,612,277	0.9%
Lehman Brothers Holdings, Inc. convertible, (Lennar Corp., QUALCOMM Inc. Suntech Power Holdings Company, Ltd.), 41.26% (144A)	12/8/06	2,415,000	2,434,079	0.8%
Morgan Stanley Co. convertible, (QUALCOMM, Inc.), 10.01% (144A)	11/14/06	2,443,844	2,494,689	0.9%
		$15,979,443	$16,352,458	5.7%
Janus Adviser Small Company Value Fund
Polytec Asset Holdings, Ltd.	5/5/06	$142,915	$185,010	0.6%
Janus Adviser International Growth Fund
China Water Affairs Group, Ltd.	12/15/06	$3,469,654	$4,337,852	0.4%
Polytec Asset Holdings, Ltd.	5/5/06	3,254,984	4,213,729	0.4%
		$6,724,638	$8,551,581	0.8%
Janus Adviser Flexible Bond Fund
Americo Life, Inc., 7.875% notes, due 5/1/13 (144A)	5/21/03	$81,929	$83,620	0.2%
C5 Capital S.P.V., Ltd., 6.196% debentures, due 12/29/49 (144A)	12/11/06	100,000	98,774	0.2%
C10 Capital S.P.V., Ltd., 6.722% debentures, due 12/29/49 (144A)	12/11/06	100,000	99,365	0.3%
Idearc, Inc., 8.00% senior notes, due 11/15/16 (144A)	11/1/06	50,000	50,813	0.1%
Liberty Mutual Group, 7.50% bonds, due 8/15/36 (144A)	8/10/06-9/12/06	130,434	141,344	0.3%
		$462,363	$473,916	1.1%
Janus Adviser High-Yield Fund
Block Communications, Inc., 8.25% senior notes, due 12/15/15 (144A)	12/13/05-12/27/06	$22,706	$23,230	0.7%
Covalence Specialty Materials Corp., 10.25% senior subordinated notes, due 3/1/16 (144A)	5/10/06-6/28/06	6,895	6,440	0.2%
Libbey Glass, Inc., 12.43563% senior notes, due 6/1/11 (144A)	6/9/06	7,840	8,640	0.3%
NXP BV, 7.875% secured notes, due 10/15/14 (144A)	10/5/06	3,000	3,098	0.1%
NXP BV, 9.50% senior notes, due 10/15/15 (144A)	10/5/06-12/5/06	11,310	11,371	0.4%
Spansion LLC, 11.25% senior notes, due 1/15/16 (144A)	6/6/06-12/5/06	21,415	22,102	0.7%
Steinway Musical Instruments, Inc., 7.00% senior notes, due 3/1/14 (144A)	9/13/06-11/14/06	16,734	16,745	0.5%
Titan Petrochemicals Group, Ltd., 8.50% company guaranteed notes, due 3/18/12 (144A)	2/13/06	5,655	5,055	0.2%
		$95,555	$96,681	3.1%
Janus Adviser Money Market Fund
La Fayette Asset Securitization LLC 5.29%, 2/12/07 (Section 4(2))	1/19/07	$199,295	$199,677	1.8%

The Funds have registration rights for certain restricted securities held as of January 31, 2007. The issuer incurs all registration costs.

210 Janus Adviser Series January 31, 2007

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of January 31, 2007 are noted below.

Fund	Aggregate Value
Growth & Core
Janus Adviser Large Cap Growth Fund	$14,673,053
Janus Adviser Growth and Income Fund	23,075,578
Janus Adviser Fundamental Equity Fund(1)	3,859,230
Janus Adviser Contrarian Fund	8,403,397
Janus Adviser Balanced Fund	25,934,850
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(2)	1,986,838
International and Global
Janus Adviser International Growth Fund	3,685,905
Alternative
Janus Adviser Long/Short Fund	7,169,297
Bond
Janus Adviser Flexible Bond Fund	648,917
Janus Adviser High-Yield Fund	58,932

(1) Formerly named Janus Adviser Core Equity Fund.

(2) Formerly named Janus Adviser Risk-Managed Growth Fund.

The interest rate on floating rate notes is based upon an index or market interest rates and is subject to change. Rates in the security description are as of January 31, 2007.

Janus Adviser Money Market Fund may hold securities with stated maturities of greater than 397 days when those securities have features that allow the Fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Janus Adviser Series January 31, 2007 211

Notes to Financial Statements (unaudited)

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Adviser Large Cap Growth Fund, Janus Adviser Forty Fund, Janus Adviser Orion Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Fundamental Equity Fund (formerly named Janus Adviser Core Equity Fund), Janus Adviser Contrarian Fund, Janus Adviser Balanced Fund, Janus Adviser INTECH Risk-Managed Growth Fund (formerly named Janus Adviser Risk-Managed Growth Fund), Janus Adviser INTECH Risk-Managed Core Fund (formerly named Janus Adviser Risk-Managed Core Fund), Janus Adviser INTECH Risk-Managed Value Fund (formerly named Janus Adviser Risk-Managed Value Fund), Janus Adviser Mid Cap Value Fund, Janus Adviser Small Company Value Fund, Janus Adviser Worldwide Fund, Janus Adviser International Equity Fund, Janus Adviser International Growth Fund, Janus Adviser Long/Short Fund, Janus Adviser Flexible Bond Fund, Janus Adviser High-Yield Fund and Janus Adviser Money Market Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Adviser Series (the "Trust"), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust offers twenty-one funds, which include multiple series of shares with differing investment objectives and policies.

Eighteen Funds invest primarily in equity securities: Janus Adviser Large Cap Growth Fund, Janus Adviser Forty Fund, Janus Adviser Orion Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Fundamental Equity Fund, Janus Adviser Contrarian Fund, Janus Adviser Balanced Fund, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Value Fund, Janus Adviser Mid Cap Value Fund, Janus Adviser Small Company Value Fund, Janus Adviser Worldwide Fund, Janus Adviser International Equity Fund, Janus Adviser International Growth Fund and Janus Adviser Long/Short Fund. Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund invest primarily in income-producing securities. Janus Adviser Money Market Fund invests in short-term money market securities. Each of the Funds is classified as diversified as defined in the 1940 Act, with the exception of Janus Adviser Forty Fund, Janus Adviser Orion Fund, Janus Adviser Contrarian Fund and Janus Adviser Long/Short Fund, which are classified as nondiversified.

Each Fund in this report, except Janus Adviser Money Market Fund, currently offers five classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Janus Adviser Money Market Fund currently offers three classes of shares: Class A Shares, Class C Shares, and Class S Shares. Class A Shares and Class C Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Class I Shares are offered only through the following types of financial intermediaries and to certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Class R Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Class S Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries.

Effective September 30, 2002 the initial class of shares was designated as I Shares and a second class of shares, C Shares was added. Effective September 30, 2004, two additional classes were added to the Trust and designated as A Shares and R Shares. Effective November 28, 2005, the existing Class I Shares were renamed Class S Shares and a new Class I Shares was added to the Trust. Each class represents an interest in the same portfolio of investments. Class I Shares have an aggregate account balance requirement. Class C Shares have a minimum initial investment requirement. Certain financial intermediaries may offer only one class of shares.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Investments held by Janus Adviser Money Market Fund are valued at the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such

212 Janus Adviser Series January 31, 2007

factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date, and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Funds bear expenses incurred specifically on their behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 under the 1940 Act relating to money market funds.

As of January 31, 2007, the Funds had on loan securities valued as indicated:

Fund	Value at January 31, 2007
Growth & Core
Janus Adviser Large Cap Growth Fund	$12,269,654
Janus Adviser Forty Fund	39,554,633
Janus Adviser Mid Cap Growth Fund	14,058,537
Janus Adviser Growth and Income Fund	11,450,521
Janus Adviser Balanced Fund	18,520,988
Value
Janus Adviser Mid Cap Value Fund	49,918,267
International & Global
Janus Adviser Worldwide Fund	3,442,274
Janus Adviser International Growth Fund	32,210,817
Bond
Janus Adviser Flexible Bond Fund	2,332,597
Janus Adviser High-Yield Fund	505,582

As of January 31, 2007, the Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at January 31, 2007
Growth & Core
Janus Adviser Large Cap Growth Fund	$12,588,445
Janus Adviser Forty Fund	40,389,604
Janus Adviser Mid Cap Growth Fund	14,387,419
Janus Adviser Growth and Income Fund	11,823,270
Janus Adviser Balanced Fund	19,095,490
Value
Janus Adviser Mid Cap Value Fund	51,130,301
International & Global
Janus Adviser Worldwide Fund	3,523,068
Janus Adviser International Growth Fund	33,328,043
Bond
Janus Adviser Flexible Bond Fund	2,379,215
Janus Adviser High-Yield Fund	516,168

As of January 31, 2007, all cash collateral received by the Funds was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing

Janus Adviser Series January 31, 2007 213

Notes to Financial Statements (unaudited) (continued)

information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds' portion of the interest income earned on cash collateral is included on the Statement of Operations.

During the six-month period ended January 31, 2007, there were no such securities lending agreements for Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Fundamental Equity Fund, Janus Adviser Contrarian Fund, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Value Fund, Janus Adviser Small Company Value Fund, Janus Adviser International Equity Fund, Janus Adviser Long/Short Fund and Janus Adviser Money Market Fund.

Interfund Lending

Pursuant to an exemptive order received from the SEC, each Fund may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended January 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Funds.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "net realized gain or loss from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Short Sales

All Funds except Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund and Janus Adviser INTECH Risk-Managed Value Fund, may engage in "short sales against the box." Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date; the Fund loses the opportunity to participate in the gain.

All Funds except Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund and Janus Adviser INTECH Risk-Managed Value Fund, Janus Adviser Flexible Bond Fund, Janus Adviser High-Yield Fund and Janus Adviser Money Market Fund may also engage in "naked" (uncovered) short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Fund may recognize upon termination of a short sale. Short sales held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of January 31, 2007, the Funds were not invested in short sales, except Janus Adviser Long/Short Fund.

Mortgage Dollar Rolls

Janus Adviser Long/Short Fund, Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund may enter into "mortgage dollar rolls." In a "mortgage dollar roll" transaction, the Fund sells a mortgage-related security (such as a Government National Mortgage Association ("GNMA") security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. The Fund will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the six-month period ended January 31, 2007, Janus Adviser Flexible Bond Fund recorded interest income of $575 related to such dollar rolls.

The Fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the Fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price.

214 Janus Adviser Series January 31, 2007

The average monthly balance of dollar rolls outstanding for Janus Adviser Flexible Bond Fund during the six-month period ended January 31, 2007 was $69,738. Janus Adviser Long/Short Fund, Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund were not invested in mortgage dollar rolls at January 31, 2007.

Securities Traded on a To-Be-Announced Basis

Janus Adviser Long/Short Fund, Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA, Federal National Mortgage Association ("FNMA") and/or Federal Home Loan Mortgage Corporation ("FHLMC") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Janus Adviser Long/Short Fund, Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund did not hold TBA securities at January 31, 2007.

Bank Loans

Janus Adviser Balanced Fund, Janus Adviser Long/Short Fund, Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted every 45-60 days, on average, to an increment over a designated benchmark rate, such as the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR'').

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

The average value of investments outstanding under bank loan arrangements are indicated in the table below:

Fund	Average Value	Rates
Growth & Core
Janus Adviser Balanced Fund	$4,380,976	5.32190%-8.11375%
Bond
Janus Adviser Flexible Bond Fund	805,813	5.37031%-9.75%
Janus Adviser High-Yield Fund	86,100	5.32960%-12.36%

Futures Contracts

The Funds, particularly Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund, and Janus Adviser INTECH Risk-Managed Growth Fund, may enter into futures contracts to gain exposure to the stock market pending investment of cash balanced or to meet liquidity needs. A Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded on the Statement of Operations, equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds' custodian. As of January 31, 2007, the Funds were not invested in futures contracts except for Janus Adviser INTECH Risk-Managed Growth Fund.

Options Contracts

All Funds except Janus Adviser Money Market Fund may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings. In addition the Funds, in particular Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund and Janus Adviser INTECH Risk-Managed Value Fund, may use options contracts to gain exposure to the stock market for the pending investment of cash balances or to meet liquidity needs.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

Janus Adviser Series January 31, 2007 215

Notes to Financial Statements (unaudited) (continued)

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities. Gains and losses are reported on the Statement of Operations. The following Funds recognized realized gains/(losses) for written options during the six-month period ended January 31, 2007 as indicated in the table below.

Fund	Gains/(Losses)
Growth & Core
Janus Adviser Large Cap Growth Fund	$48,109
Janus Adviser Growth and Income Fund	26,395
Janus Adviser Fundamental Equity Fund(1)	44,495
Alternative
Janus Adviser Long/Short Fund	(1,350)
(1) Formerly named Janus Adviser Core Equity Fund

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds' hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Written option activity for the six-month period ended January 31, 2007 was as follows:

Call Options	Number of Options Contracts	Premiums Received
Janus Adviser Large Cap Growth Fund
Options outstanding at July 31, 2006	–	$–
Options written	1,180	61,772
Options closed	(76)	(9,233)
Options expired	(843)	(34,622)
Options exercised	(10)	(487)
Options outstanding at January 31, 2007	251	$17,430
Put Options	Number of Options Contracts	Premiums Received
Janus Adviser Large Cap Growth Fund
Options outstanding at July 31, 2006	–	$–
Options written	503	18,328
Options closed	–	–
Options expired	(155)	(6,334)
Options exercised	–	–
Options outstanding at January 31, 2007	348	$11,994

Call Options	Number of Options Contracts	Premiums Received
Janus Adviser Growth and Income Fund
Options outstanding at July 31, 2006	–	$–
Options written	70	28,143
Options closed	(70)	(28,143)
Options expired	–	–
Options exercised	–	–
Options outstanding at January 31, 2007	–	$–
Put Options	Number of Options Contracts	Premiums Received
Janus Adviser Growth and Income Fund
Options outstanding at July 31, 2006	–	$–
Options written	402	58,304
Options closed	–	–
Options expired	–	–
Options exercised	–	–
Options outstanding at January 31, 2007	402	$58,304
Call Options	Number of Options Contracts	Premiums Received
Janus Adviser Fundamental Equity Fund
Options outstanding at July 31, 2006	–	$-
Options written	118	47,440
Options closed	(118)	(47,440)
Options expired	–	–
Options exercised	–	–
Options outstanding at January 31, 2007	–	$–
Put Options	Number of Options Contracts	Premiums Received
Janus Adviser Fundamental Equity Fund
Options outstanding at July 31, 2006	–	$–
Options written	66	9,572
Options closed	–	–
Options expired	–	–
Options exercised	–	–
Options outstanding at January 31, 2007	66	$9,572
Call Options	Number of Options Contracts	Premiums Received
Janus Adviser Contrarian Fund
Options outstanding at July 31, 2006	–	$–
Options written	55	18,755
Options closed	–	–
Options expired	–	–
Options exercised	–	–
Options outstanding at January 31, 2007	55	$18,755
Call Options	Number of Options Contracts	Premiums Received
Janus Adviser Long/Short Fund
Options outstanding at July 31, 2006	–	$–
Options written	87	12,377
Options closed	(17)	(1,916)
Options expired	(16)	(1,248)
Options exercised	–	–
Options outstanding at January 31, 2007	54	$9,213

216 Janus Adviser Series January 31, 2007

Put Options	Number of Options Contracts	Premiums Received
Janus Adviser Long/Short Fund
Options outstanding at July 31, 2006	–	$–
Options written	27	2,007
Options closed	(27)	(2,007)
Options expired	–	–
Options exercised	–	–
Options outstanding at January 31, 2007	–	$–

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price. As of January 31, 2007, the Funds were not invested in when-issued securities.

Initial Public Offerings

All Funds except Janus Adviser Money Market Fund may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Equity-Linked Structured Notes

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of January 31, 2007, the Funds were not invested in equity-linked structured notes, except for Janus Adviser Growth and Income Fund.

Additional Investment Risk

The Funds, particularly Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer. Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund and Janus Adviser INTECH Risk-Managed Value Fund do not intend to invest in high-yield/high-risk bonds.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Restricted Cash

As of January 31, 2007, Janus Adviser Growth and Income Fund and Janus Adviser Fundamental Equity Fund had restricted cash in the amount of $2,427,075 and $398,475, respectively. The restricted cash represents funds in relation to options contracts invested by the Funds at January 31, 2007. The restricted cash is held at the Funds' custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Dividend Distributions

Dividends for Janus Adviser Growth and Income Fund and Janus Adviser Balanced Fund are generally declared and distributed quarterly, and net realized capital gains (if any) are distributed annually. Dividends are declared daily and distributed monthly for Janus Adviser Flexible Bond Fund, Janus Adviser High-Yield Fund and Janus Adviser Money Market Fund. The remaining Funds generally declare and distribute dividends and net realized capital gains (if any) annually. The majority of dividends and net realized capital gains distributions from a Fund may be automatically reinvested into additional shares of that Fund, based upon the discretion of the shareholder.

Janus Adviser Series January 31, 2007 217

Notes to Financial Statements (unaudited) (continued)

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncement

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period) and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds' financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based upon the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Funds' financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds pay a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown below for each Fund.

Fund	Average Daily Net Assets of Fund	Management Fee (%)
Growth & Core
Janus Adviser Large Cap Growth Fund	All Asset Levels	0.64
Janus Adviser Forty Fund	All Asset Levels	0.64
Janus Adviser Orion Fund	All Asset Levels	0.64
Janus Adviser Mid Cap Growth Fund	All Asset Levels	0.64
Janus Adviser Small-Mid Growth Fund	All Asset Levels	0.64
Janus Adviser Growth and Income Fund	All Asset Levels	0.62
Janus Adviser Fundamental Equity Fund(1)	All Asset Levels	0.60
Janus Adviser Contrarian Fund	All Asset Levels	0.64
Janus Adviser Balanced Fund	All Asset Levels	0.55
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(2)	All Asset Levels	0.50
Janus Adviser INTECH Risk-Managed Core Fund(3)	All Asset Levels	0.50
Janus Adviser INTECH Risk-Managed Value Fund(4)	All Asset Levels	0.50
Value
Janus Adviser Mid Cap Value Fund	All Asset Levels	0.64
Janus Adviser Small Company Value Fund	All Asset Levels	0.74
International & Global
Janus Adviser Worldwide Fund	All Asset Levels	0.60
Janus Adviser International Equity Fund	All Asset Levels	0.68
Janus Adviser International Growth Fund	All Asset Levels	0.64
Alternative
Janus Adviser Long/Short Fund	All Asset Levels	1.25
Bond
Janus Adviser Flexible Bond Fund	First $300 Million Over $300 Million	0.50 0.40
Janus Adviser High-Yield Fund	First $300 Million Over $300 Million	0.65 0.55
Money Market
Janus Adviser Money Market Fund	All Asset Levels	0.25

(1)  Formerly named Janus Adviser Core Equity Fund.

(2)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(3)  Formerly named Janus Adviser Risk-Managed Core Fund.

(4)  Formerly named Janus Adviser Risk-Managed Value Fund.

218 Janus Adviser Series January 31, 2007

For Janus Adviser Contrarian Fund, Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser Mid Cap Value Fund, Janus Adviser Worldwide Fund, and Janus Adviser International Equity Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark, as shown below:

Fund Name	Benchmark Index
Janus Adviser Contrarian Fund	S&P 500® Index
Janus Adviser INTECH Risk-Managed Core Fund(1)	S&P 500® Index
Janus Adviser Mid Cap Value Fund	Russell Midcap® Value Index
Janus Adviser Worldwide Fund	MSCI World IndexSM
Janus Adviser International Equity Fund	MSCI EAFE® Index

(1)  Formerly named Janus Adviser Risk-Managed Core Fund.

Only the base fee rate applied until January 2007 for Janus Adviser INTECH Risk-Managed Core Fund, until February 2007 for Janus Adviser Contrarian Fund, Janus Adviser Mid Cap Value Fund, and Janus Adviser Worldwide Fund, and until December 2007 for Janus Adviser International Equity Fund, at which time the calculation of the performance adjustment is applied as follows: (Investment Advisory Fee = Base Fee +/- Performance Adjustment). The investment advisory fee paid to Janus Capital by each of the Funds listed above will consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began January 2007 for Janus Adviser INTECH Risk-Managed Core Fund and will begin February 2007 for Janus Adviser Contrarian Fund, Janus Adviser Mid Cap Value Fund and Janus Adviser Worldwide Fund and December 2007 for Janus Adviser International Equity Fund. No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of a Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Class A Shares for each Fund against the investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund. The Funds' prospectuses and statements of additional information contains additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment for Janus Adviser INTECH Risk-Managed Core Fund.

Effective for the period from July 1, 2006 through January 31, 2007 ("Waiver Period") for Janus Adviser Worldwide Fund, Janus Capital has contractually agreed to waive its right to receive a portion of the Fund's advisory fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver applies for any calendar month in the Waiver Period if the Fund's performance for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the advisory fee, is less than benchmark performance for that period. The Excess Expense Reimbursement line on the Statement of Operations includes the waived amounts for the Fund.

Enhanced Investment Technologies, LLC ("INTECH") serves as subadviser to Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund and Janus Adviser INTECH Risk-Managed Value Fund. Janus Capital indirectly owns approximately 82.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee for managing Janus Adviser INTECH Risk-Managed Growth Fund and Janus Adviser INTECH Risk-Managed Value Fund. For Janus Adviser INTECH Risk-Managed Core Fund, Janus Capital pays INTECH a subadvisory fee equal to 0.26% of the Fund's average daily net assets during the previous month

Janus Adviser Series January 31, 2007 219

Notes to Financial Statements (unaudited) (continued)

plus or minus one-half of any performance fee adjustment paid to Janus Capital by the Fund pursuant to the Fund's investment advisory agreement. The performance adjustment will impact the current subadvisory fee as of January 1, 2007 when the performance adjustment took effect. Additionally, for Janus Adviser INTECH Risk-Managed Value Fund, INTECH has agreed to waive, in whole or in part, the subadvisory fees paid by Janus Capital to the extent that Janus Capital is waiving its advisory fee.

Perkins, Wolf, McDonnell and Company, LLC ("Perkins") serves as subadviser to Janus Adviser Mid Cap Value Fund. As compensation for its services, Perkins receives directly a fee equal to 50% of Janus Capital's management fee (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Janus Services LLC ("Janus Services") receives certain out-of-pocket expenses for transfer agent services. Janus Services, the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

A networking and/or omnibus account fee may be imposed on Class A Shares, Class C Shares and Class I Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Janus Capital has agreed until at least December 1, 2008 to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Fund	Expense Limit (%)
Growth & Core
Janus Adviser Large Cap Growth Fund	0.66
Janus Adviser Forty Fund	0.67
Janus Adviser Orion Fund	0.95
Janus Adviser Mid Cap Growth Fund	0.65
Janus Adviser Small-Mid Growth Fund	1.05
Janus Adviser Growth and Income Fund	0.99
Janus Adviser Fundamental Equity Fund(1)	0.70
Janus Adviser Contrarian Fund	0.95
Janus Adviser Balanced Fund	0.57
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(2)	0.60
Janus Adviser INTECH Risk-Managed Core Fund(3)	0.60
Janus Adviser INTECH Risk-Managed Value Fund(4)	0.60

Fund	Expense Limit (%)
Value
Janus Adviser Mid Cap Value Fund	0.74
Janus Adviser Small Company Value Fund	1.00
International & Global
Janus Adviser Worldwide Fund	0.65
Janus Adviser International Equity Fund	1.25
Janus Adviser International Growth Fund	0.73
Alternative
Janus Adviser Long/Short Fund	1.74
Bond
Janus Adviser Flexible Bond Fund	0.55
Janus Adviser High-Yield Fund	0.90
Money Market
Janus Adviser Money Market Fund	0.36	(5)

(1)  Formerly named Janus Adviser Core Equity Fund.

(2)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(3)  Formerly named Janus Adviser Risk-Managed Core Fund.

(4)  Formerly named Janus Adviser Risk-Managed Value Fund.

(5)  Waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.

Janus Capital will be entitled to recoup such reimbursement or fee reduction from Janus Adviser INTECH Risk-Managed Value Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted in the expense limit table, exceed the percentages stated. This recoup of such reimbursements will expire December 30, 2008. Although Janus Capital is entitled to recoup such reimbursement, Janus Capital has agreed to waive its right of reimbursement upon termination of the current advisory agreements. For the six-month period ended January 31, 2007, total reimbursement by Janus Capital was $78,204 for Janus Adviser INTECH Risk-Managed Value Fund. As of January 31, 2007, the recoupment that may be potentially made to Janus Capital is $288,206.

Janus Capital will be entitled to recoup such reimbursement or fee reduction from Janus Adviser Long/Short Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted in the expense limit table, exceed the percentages stated. This recoup of such reimbursements will expire December 30, 2009. Although Janus Capital is entitled to recoup such reimbursement, Janus Capital has agreed to waive its right of reimbursement upon termination of the current advisory agreements. For the six-month period ended January 31, 2007, total reimbursement by Janus Capital was $287,409 for Janus Adviser Long/Short Fund. As of January 31, 2007, the recoupment that may be potentially made to Janus Capital is $287,409.

220 Janus Adviser Series January 31, 2007

During the six-month period ended January 31, 2007 and the fiscal year ended July 31, 2006, Janus Capital reimbursed the following Funds as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Fund	For the six-month period ended January 31, 2007
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund – A Shares(1)	$7,895
Janus Adviser INTECH Risk-Managed Growth Fund – C Shares(1)	3,041
Janus Adviser INTECH Risk-Managed Growth Fund – I Shares(1)	165,889
Janus Adviser INTECH Risk-Managed Growth Fund – R Shares(1)	4
Janus Adviser INTECH Risk-Managed Growth Fund – S Shares(1)	31,205
Alternative
Janus Adviser Long/Short Fund – A Shares	1,192
Janus Adviser Long/Short Fund – C Shares	768
Janus Adviser Long/Short Fund – I Shares	2,437
Janus Adviser Long/Short Fund – R Shares	416
Janus Adviser Long/Short Fund – S Shares	418

(1)  Formerly named Janus Adviser Risk-Managed Growth Fund.

Fund	For the fiscal year ended July 31, 2006
Growth & Core
Janus Adviser Fundamental Equity Fund – A Shares(1)	$14
Janus Adviser Fundamental Equity Fund – C Shares(1)	1,944
Janus Adviser Fundamental Equity Fund – R Shares(1)	3
Janus Adviser Fundamental Equity Fund – S Shares(1)	8,284
Value
Janus Adviser Mid Cap Value Fund – A Shares	6,984
Janus Adviser Mid Cap Value Fund – C Shares	2,336
Janus Adviser Mid Cap Value Fund – R Shares	90
Janus Adviser Mid Cap Value Fund – S Shares	7,007
International & Global
Janus Adviser International Growth Fund – A Shares	48
Janus Adviser International Growth Fund – C Shares	59
Janus Adviser International Growth Fund – I Shares	–	(2)
Janus Adviser International Growth Fund – R Shares	1
Janus Adviser International Growth Fund – S Shares	2006
Bond
Janus Adviser Flexible Bond Fund – A Shares	4
Janus Adviser Flexible Bond Fund – C Shares	428
Janus Adviser Flexible Bond Fund – R Shares	–	(2)
Janus Adviser Flexible Bond Fund – S Shares	4,158

(1)  Formerly named Janus Adviser Core Equity Fund.

(2)  Amounts reimbursed were less than a dollar.

During the six-month period ended January 31, 2007 and the fiscal year ended July 31, 2006, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Fund	For the six-month period ended January 31, 2007
Growth & Core
Janus Adviser Large Cap Growth Fund – I Shares	$319
Janus Adviser Large Cap Growth Fund – S Shares	2,843
Janus Adviser Growth and Income Fund – A Shares	93
Janus Adviser Contrarian Fund – A Shares	105
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund – C Shares(1)	3,218
Janus Adviser INTECH Risk-Managed Growth Fund – S Shares(1)	4,509
Value
Janus Adviser Mid Cap Value Fund – A Shares	1,519
Janus Adviser Mid Cap Value Fund – C Shares	581
Janus Adviser Mid Cap Value Fund – S Shares	268
International & Global
Janus Adviser International Growth Fund – A Shares	6,495
Janus Adviser International Growth Fund – C Shares	9,562
Janus Adviser International Growth Fund – S Shares	4,128

(1)  Formerly named Janus Adviser Risk-Managed Growth Fund.

Fund	For the fiscal year ended July 31, 2006
Growth & Core
Janus Adviser Forty Fund – C Shares	$989
Janus Adviser Forty Fund – S Shares	1,773
Janus Adviser Mid Cap Growth Fund – I Shares	97
Janus Adviser Small-Mid Growth Fund – C Shares	712
Janus Adviser Growth and Income Fund – A Shares	295
Janus Adviser Growth and Income Fund – C Shares	5,355
Janus Adviser Contrarian Fund – A Shares	240
Janus Adviser Balanced Fund – S Shares	9,881
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund – A Shares(1)	285
Janus Adviser INTECH Risk-Managed Growth Fund – C Shares(1)	484
Janus Adviser INTECH Risk-Managed Growth Fund – S Shares(1)	935
Value
Janus Adviser Mid Cap Value Fund – A Shares	769
Janus Adviser Mid Cap Value Fund – C Shares	218
International & Global
Janus Adviser Worldwide Fund – S Shares	1,654
Janus Adviser International Growth Fund – A Shares	220
Janus Adviser International Growth Fund – C Shares	33
Janus Adviser International Growth Fund – I Shares	18
Janus Adviser International Growth Fund – R Shares	1
Janus Adviser International Growth Fund – S Shares	947

(1)  Formerly named Janus Adviser Risk-Managed Growth Fund.

For the six-month period ended January 31, 2007, Janus Capital assumed $15,342 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Portfolios based upon the Portfolios' respective net assets as of July 31, 2004. No fees were allocated to Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Contrarian Fund, Janus Adviser INTECH Risk-Managed Value Fund, Janus Adviser International Equity Fund, Janus Adviser Long/Short Fund and Janus Adviser High-Yield Fund as the Funds commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Portfolios' respective net assets on

Janus Adviser Series January 31, 2007 221

Notes to Financial Statements (unaudited) (continued)

July 31, 2004. These non-recurring costs and cost assumed by Janus Capital are shown on the Statement of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Funds. Total compensation of $3,853 was paid by the Trust. Each Fund's portion is reported as part of "Other Expenses" on the Statement of Operations.

Janus Distributors LLC ("Janus Distributors"), a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average net assets. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred by the Fund. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any Fund's actual distribution and service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be reimbursed for the difference. Janus Distributors has agreed to a waiver, which reduces the amount of 12b-1 fees payable by Janus Adviser Money Market Fund for Class C Shares from 1.00% to 0.25%. This waiver will continue until at least December 1, 2008. The amounts waived for Janus Adviser Money Market Fund are included on the Statement of Operations as Excess Expense Reimbursement.

Effective January 1, 2006, the Board of Trustees adopted a deferred compensation plan (the "Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Plan. No deferred fees were paid to any Trustee under the Plan during the six-month period ended January 31, 2007.

Class A Shares may include a contingent deferred sales charge of up to 1.00% imposed on certain redemptions of shares bought without an initial sales charge, which may be waived for certain investors. During the six-month period ended January 31, 2007, redeeming shareholders of Class A Shares paid the following contingent deferred sales charges:

Fund (A Shares)	Contingent Deferred Sales Charges
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(1)	$1
Janus Adviser INTECH Risk-Managed Core Fund(2)	30,000

(1)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(2)  Formerly named Janus Adviser Risk-Managed Core Fund.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share.

During the six-month period ended January 31, 2007, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Fund (C Shares)	Contingent Deferred Sales Charge
Growth & Core
Janus Adviser Large Cap Growth Fund	$47
Janus Adviser Forty Fund	8,991
Janus Adviser Orion Fund	70
Janus Adviser Mid Cap Growth Fund	714
Janus Adviser Small-Mid Growth Fund	93
Janus Adviser Growth and Income Fund	3,173
Janus Adviser Fundamental Equity Fund(1)	1,477
Janus Adviser Contrarian Fund	377
Janus Adviser Balanced Fund	2,243
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(2)	2,131
Janus Adviser INTECH Risk-Managed Core Fund(3)	943
Value
Janus Adviser Mid Cap Value Fund	4,781
Janus Adviser Small Company Value Fund	9
International & Global
Janus Adviser International Growth Fund	7,825
Alternative
Janus Adviser Long/Short Fund	8
Bond
Janus Adviser Flexible Bond Fund	406
Money Market
Janus Adviser Money Market Fund	17

(1)  Formerly named Janus Adviser Core Equity Fund.

(2)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(3)  Formerly named Janus Adviser Risk-Managed Core Fund.

Class A Shares include a 5.75% upfront sales charge of the offering price for all Funds except Janus Adviser Flexible Bond Fund, Janus Adviser High-Yield Fund and Janus Adviser Money Market Fund. Class A Shares of Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund include a 4.75% upfront sales charge of the offering price. Janus Adviser Money Market Fund does not have an upfront sales charge. The sales charge is allocated between Janus Distributors and financial intermediaries.

222 Janus Adviser Series January 31, 2007

During the six-month period ended January 31, 2007, Janus Distributors retained the following upfront sales charge:

Fund (A Shares)	Upfront Sales Charge
Growth & Core
Janus Adviser Large Cap Growth Fund	$1,348
Janus Adviser Forty Fund	24,458
Janus Adviser Orion Fund	2,615
Janus Adviser Mid Cap Growth Fund	500
Janus Adviser Small-Mid Growth Fund	605
Janus Adviser Growth and Income Fund	947
Janus Adviser Fundamental Equity Fund(1)	1,318
Janus Adviser Contrarian Fund	20,439
Janus Adviser Balanced Fund	2,339
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(2)	7,697
Janus Adviser INTECH Risk-Managed Core Fund(3)	9,672
Janus Adviser INTECH Risk-Managed Value(4)	400
Value
Janus Adviser Mid Cap Value Fund	6,189
Janus Adviser Small Company Value Fund	214
International & Global
Janus Adviser Worldwide Fund	1,336
Janus Adviser International Growth Fund	44,773
Alternative
Janus Adviser Long/Short Fund	2,449
Bond
Janus Adviser Flexible Bond Fund	1,329
Janus Adviser High-Yield Fund	469

(1)  Formerly named Janus Adviser Core Equity Fund.

(2)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(3)  Formerly named Janus Adviser Risk-Managed Core Fund.

(4)  Formerly named Janus Adviser Risk-Managed Value Fund.

A 2.00% redemption fee may be imposed on Class I Shares, Class R Shares and Class S Shares of Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Value Fund, Janus Adviser Worldwide Fund, Janus Adviser International Equity Fund, Janus Adviser International Growth Fund, Janus Adviser Long/Short Fund and Janus Adviser High-Yield Fund held for three months or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by the Funds for the six-month period ended January 31, 2007 are indicated in the table below:

Fund	Redemption Fees
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund – I Shares(1)	$45,884
Janus Adviser INTECH Risk-Managed Growth Fund – S Shares(1)	1,864
Janus Adviser INTECH Risk-Managed Core Fund – I Shares(2)	95
Janus Adviser INTECH Risk-Managed Core Fund – S Shares(2)	1,099
International & Global
Janus Adviser Worldwide Fund – S Shares	6,705
Janus Adviser International Growth Fund – I Shares	1,021
Janus Adviser International Growth Fund – R Shares	1
Janus Adviser International Growth Fund – S Shares	63,641
Bond
Janus Adviser High-Yield Fund – S Shares	26

(1)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(2)  Formerly named Janus Adviser Risk-Managed Core Fund.

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. Funds could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Janus Adviser Series January 31, 2007 223

Notes to Financial Statements (unaudited) (continued)

Janus Capital invested and/or redeemed initial seed capital during the six-month period ended January 31, 2007 as indicated in the table below.

Fund	Seed Capital at 7/31/2006	Purchases	Date of Purchases	Redemptions	Date of Redemption	Seed Capital at 1/31/2007
Growth and Core
Janus Adviser Large Cap Growth Fund – A Shares	$10,000	$–	–	$–	–	$10,000
Janus Adviser Large Cap Growth Fund – I Shares	10,000	–	–	–	–	10,000
Janus Adviser Large Cap Growth Fund – R Shares	10,000	–	–	–	–	10,000
Janus Adviser Forty Fund – I Shares	10,000	–	–	–	–	10,000
Janus Adviser Orion Fund – A Shares	250,000	–	–	–	–	250,000
Janus Adviser Orion Fund – C Shares	250,000	–	–	–	–	250,000
Janus Adviser Orion Fund – I Shares	10,000	–	–	–	–	10,000
Janus Adviser Orion Fund – R Shares	250,000	–	–	–	–	250,000
Janus Adviser Orion Fund – S Shares	250,000	–	–	–	–	250,000
Janus Adviser Mid Cap Growth Fund – I Shares	10,000	–	–	–	–	10,000
Janus Adviser Mid Cap Growth Fund – R Shares	10,000	–	–	–	–	10,000
Janus Adviser Small-Mid Growth Fund – A Shares	250,000	–	–	–	–	250,000
Janus Adviser Small-Mid Growth Fund – C Shares	250,000	–	–	–	–	250,000
Janus Adviser Small-Mid Growth Fund – I Shares	10,000	–	–	–	–	10,000
Janus Adviser Small-Mid Growth Fund – R Shares	250,000	–	–	–	–	250,000
Janus Adviser Small-Mid Growth Fund – S Shares	250,000	–	–	–	–	250,000
Janus Adviser Growth and Income Fund – I Shares	10,000	–	–	–	–	10,000
Janus Adviser Fundamental Equity Fund – I Shares(1)	10,000	–	–	–	–	10,000
Janus Adviser Fundamental Equity Fund – R Shares(1)	10,000	–	–	–	–	10,000
Janus Adviser Contrarian Fund – A Shares	250,000	–	–	–	–	250,000
Janus Adviser Contrarian Fund – C Shares	250,000	–	–	–	–	250,000
Janus Adviser Contrarian Fund – I Shares	10,000	–	–	–	–	10,000
Janus Adviser Contrarian Fund – R Shares	250,000	–	–	–	–	250,000
Janus Adviser Contrarian Fund – S Shares	250,000	–	–	–	–	250,000
Janus Adviser Balanced Fund – I Shares	10,000	–	–	–	–	10,000
Janus Adviser Balanced Fund – R Shares	10,000	–	–	–	–	10,000
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund – I Shares(2)	10,000	–	–	(10,000)	12/18/06	–
Janus Adviser INTECH Risk-Managed Growth Fund – R Shares(2)	10,000	–	–	–	–	10,000
Janus Adviser INTECH Risk-Managed Core Fund – I Shares(3)	10,000	–	–	(10,000)	12/18/06	–
Janus Adviser INTECH Risk-Managed Core Fund – R Shares(3)	10,000	–	–	–	–	10,000
Janus Adviser INTECH Risk-Managed Value Fund – A Shares(4)	250,000	–	–	–	–	250,000
Janus Adviser INTECH Risk-Managed Value Fund – C Shares(4)	250,000	–	–	–	–	250,000
Janus Adviser INTECH Risk-Managed Value Fund – I Shares(4)	6,000,000	–	–	(6,000,000)	12/19/06	–
Janus Adviser INTECH Risk-Managed Value Fund – R Shares(4)	250,000	–	–	–	–	250,000
Janus Adviser INTECH Risk-Managed Value Fund – S Shares(4)	250,000	–	–	–	–	250,000
Value
Janus Adviser Small Company Value Fund – A Shares	10,000	–	–	–	–	10,000
Janus Adviser Small Company Value Fund – I Shares	10,000	–	–	–	–	10,000
International & Global
Janus Adviser Worldwide Fund – I Shares	10,000	–	–	–	–	10,000
Janus Adviser Worldwide Fund – R Shares	10,000	–	–	–	–	10,000
Janus Adviser International Equity Fund – A Shares	–	500,000	11/28/06	–	–	500,000
Janus Adviser International Equity Fund – C Shares	–	500,000	11/28/06	–	–	500,000
Janus Adviser International Equity Fund – I Shares	–	500,000	11/28/06	–	–	500,000
Janus Adviser International Equity Fund – R Shares	–	500,000	11/28/06	–	–	500,000
Janus Adviser International Equity Fund – S Shares	–	500,000	11/28/06	–	–	500,000
Janus Adviser International Growth Fund – I Shares	10,000	–	–	–	–	10,000
Janus Adviser International Growth Fund – R Shares	10,000	–	–	–	–	10,000
Alternative
Janus Adviser Long/Short Fund – A Shares	–	1,000,000	8/1/06	–	–	1,000,000
Janus Adviser Long/Short Fund – C Shares	–	1,000,000	8/1/06	–	–	1,000,000
Janus Adviser Long/Short Fund – I Shares	–	1,000,000	8/1/06	–	–	1,000,000
Janus Adviser Long/Short Fund – R Shares	–	1,000,000	8/1/06	–	–	1,000,000
Janus Adviser Long/Short Fund – S Shares	–	1,000,000	8/1/06	–	–	1,000,000
Bond
Janus Adviser Flexible Bond Fund – I Shares	10,000	–	–	–	–	10,000
Janus Adviser Flexible Bond Fund – R Shares	10,000	90,000	9/14/06	–	–	100,000
Janus Adviser High-Yield Fund – A Shares	625,000	–	–	–	–	625,000
Janus Adviser High-Yield Fund – C Shares	625,000	–	–	–	–	625,000
Janus Adviser High-Yield Fund – I Shares	10,000	90,000	9/14/06	–	–	100,000
Janus Adviser High-Yield Fund – R Shares	625,000	–	–	–	–	625,000
Janus Adviser High-Yield Fund – S Shares	625,000	–	–	–	–	625,000
Money Market
Janus Adviser Money Market Fund – A Shares	10,000	–	–	–	–	10,000
Janus Adviser Money Market Fund – C Shares	10,000	–	–	–	–	10,000

(1)  Formerly named Janus Adviser Core Equity Fund.

(2)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(3)  Formerly named Janus Adviser Risk-Managed Core Fund.

(4)  Formerly named Janus Adviser Risk-Managed Value Fund.

224 Janus Adviser Series January 31, 2007

The Funds may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended January 31, 2007, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

Fund	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 1/31/07
Janus Adviser Large Cap Growth Fund
Janus Government Money Market Fund	$4,187	$206,297	$2	$–
Janus Institutional Cash Reserves Fund	5,467,715	6,278,505	8,284	–
Janus Money Market Fund	9,694,988	9,851,088	21,156	–
	$15,166,890	$16,335,890	$29,442	$–
Janus Adviser Forty Fund
Janus Government Money Market Fund	$2,554,343	$15,486,207	$12,264	$–
Janus Institutional Cash Reserves Fund	226,470,047	266,341,661	1,853,983	87,687,451
Janus Money Market Fund	309,758,666	311,401,132	1,685,524	82,290,605
	$538,783,056	$593,229,000	$3,551,771	$169,978,056
Janus Adviser Orion Fund
Janus Government Money Market Fund	$11,602	$13,502	$3	$–
Janus Institutional Cash Reserves Fund	639,706	562,557	1,853	129,973
Janus Money Market Fund	807,972	595,941	5,114	263,306
	$1,459,280	$1,172,000	$6,970	$393,279
Janus Adviser Mid Cap Growth Fund
Janus Government Money Market Fund	$179,000	$179,000	$257	$–
Janus Institutional Cash Reserves Fund	8,235,841	7,407,441	15,057	828,400
Janus Money Market Fund	7,403,910	8,883,310	27,711	709,600
	$15,818,751	$16,469,751	$43,025	$1,538,000
Janus Adviser Small-Mid Growth Fund
Janus Government Money Market Fund	$27,353	$46,853	$29	$–
Janus Institutional Cash Reserves Fund	810,039	655,910	2,081	173,629
Janus Money Market Fund	758,933	732,237	1,869	26,696
	$1,596,325	$1,435,000	$3,979	$200,325
Janus Adviser Growth and Income Fund
Janus Government Money Market Fund	$1,255,574	$1,874,764	$1,647	$–
Janus Institutional Cash Reserves Fund	19,269,342	19,824,550	57,791	1,277,900
Janus Money Market Fund	40,678,302	29,755,904	147,199	14,324,100
	$61,203,218	$51,455,218	$206,637	$15,602,000
Janus Adviser Fundamental Equity Fund(1)
Janus Government Money Market Fund	$355,800	$355,800	$391	$–
Janus Institutional Cash Reserves Fund	13,509,825	10,624,930	20,655	3,635,785
Janus Money Market Fund	33,781,433	35,555,544	58,778	–
	$47,647,058	$46,536,274	$79,824	$3,635,785
Janus Adviser Contrarian Fund
Janus Government Money Market Fund	$44,907	$92,907	$58	$–
Janus Institutional Cash Reserves Fund	4,435,056	3,218,628	13,201	1,388,047
Janus Money Market Fund	10,472,984	5,299,465	18,359	5,426,900
	$14,952,947	$8,611,000	$31,618	$6,814,947
Janus Adviser Balanced Fund
Janus Government Money Market Fund	$3,971,500	$3,971,500	$3,345	$–
Janus Institutional Cash Reserves Fund	41,078,336	42,848,350	42,637	487,524
Janus Money Market Fund	47,990,123	53,954,585	148,510	–
	$93,039,959	$100,774,435	$194,492	$487,524
Janus Adviser INTECH Risk-Managed Growth Fund(2)
Janus Government Money Market Fund	$38,556,467	$40,988,800	$26,020	$–
Janus Institutional Cash Reserves Fund	290,406,266	263,271,844	564,970	36,302,818
Janus Money Market Fund	257,879,385	256,144,356	658,011	8,162,300
	$586,842,118	$560,405,000	$1,249,001	$44,465,118

Janus Adviser Series January 31, 2007 225

Notes to Financial Statements (unaudited) (continued)

Fund	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 1/31/07
Janus Adviser INTECH Risk-Managed Core Fund(3)
Janus Government Money Market Fund	$89,307	$174,247	$40	$–
Janus Institutional Cash Reserves Fund	13,966,890	13,466,711	17,650	1,650,989
Janus Money Market Fund	26,474,700	25,812,400	39,369	2,314,551
	$40,530,897	$39,453,358	$57,059	$3,965,540
Janus Adviser INTECH Risk-Managed Value Fund(4)
Janus Government Money Market Fund	$9,174	$55,994	$9	$–
Janus Institutional Cash Reserves Fund	4,275,771	3,708,901	6,756	617,853
Janus Money Market Fund	4,678,604	4,812,801	7,995	161,000
	$8,963,549	$8,577,696	$14,760	$778,853
Janus Adviser Mid Cap Value Fund
Janus Government Money Market Fund	$1,306,959	$2,019,238	$992	$–
Janus Institutional Cash Reserves Fund	58,150,602	59,513,494	257,689	13,645,592
Janus Money Market Fund	73,759,499	57,803,268	670,771	27,191,467
	$133,217,060	$119,336,000	$929,452	$40,837,059
Janus Adviser Small Company Value Fund
Janus Government Money Market Fund	$622,443	$891,920	$695	$–
Janus Institutional Cash Reserves Fund	7,875,511	8,307,577	10,934	196,100
Janus Money Market Fund	3,058,457	3,225,915	6,995	309,900
	$11,556,411	$12,425,412	$18,624	$506,000
Janus Adviser Worldwide Fund
Janus Government Money Market Fund	$–	$1,500	$–	$–
Janus Institutional Cash Reserves Fund	8,221,541	8,800,441	6,909	–
Janus Money Market Fund	8,253,497	8,731,097	8,829	–
	$16,475,038	$17,533,038	$15,738	$–
Janus Adviser International Equity Fund(5)
Janus Institutional Cash Reserves Fund	$47,500	$37,400	$92	$10,100
Janus Money Market Fund	367,500	114,600	373	252,900
	$415,000	$152,000	$465	$263,000
Janus Adviser International Growth Fund
Janus Government Money Market Fund	$1,625,251	$3,185,645	$1,115	$–
Janus Institutional Cash Reserves Fund	78,532,798	55,362,100	555,497	31,814,838
Janus Money Market Fund	107,005,896	96,480,256	520,210	17,741,107
	$187,163,945	$155,028,001	$1,076,822	$49,555,945
Janus Adviser Flexible Bond Fund
Janus Government Money Market Fund	$63,719	$196,219	$15	$–
Janus Institutional Cash Reserves Fund	5,671,623	5,649,516	4,555	399,500
Janus Money Market Fund	6,855,023	6,501,630	8,985	1,035,500
	$12,590,365	$12,347,365	$13,555	$1,435,000
Janus Adviser High-Yield Fund
Janus Government Money Market Fund	$3,567	$36,395	$35	$–
Janus Institutional Cash Reserves Fund	409,530	407,284	1,749	126,130
Janus Money Market Fund	549,293	566,321	3,357	49,260
	$962,390	$1,010,000	$5,141	$175,390

(1)  Formerly named Janus Adviser Core Equity Fund.

(2)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(3)  Formerly named Janus Adviser Risk-Managed Core Fund.

(4)  Formerly named Janus Adviser Risk-Managed Value Fund.

(5)  Period from November 28, 2006 (inception date) through January 31, 2007.

226 Janus Adviser Series January 31, 2007

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of January 31, 2007 are also noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Growth & Core
Janus Adviser Large Cap Growth Fund	$138,578,355	$40,529,317	$(3,339,222)	$37,190,095
Janus Adviser Forty Fund	1,868,441,110	578,379,531	(17,295,822)	561,083,709
Janus Adviser Orion Fund	3,067,142	514,198	(26,865)	487,333
Janus Adviser Mid Cap Growth Fund	81,588,080	36,731,467	(1,067,585)	35,663,882
Janus Adviser Small-Mid Growth Fund	3,176,317	375,880	(94,724)	281,156
Janus Adviser Growth and Income Fund	247,333,087	54,583,682	(7,382,840)	47,200,842
Janus Adviser Fundamental Equity Fund(1)	78,437,256	14,384,351	(2,099,305)	12,285,046
Janus Adviser Contrarian Fund	37,449,671	4,241,670	(211,950)	4,029,720
Janus Adviser Balanced Fund	479,978,636	90,267,971	(5,204,500)	85,063,471
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(2)	1,153,200,746	130,059,228	(12,247,117)	117,812,111
Janus Adviser INTECH Risk-Managed Core Fund(3)	141,086,421	17,024,282	(1,172,825)	15,851,457
Janus Adviser INTECH Risk-Managed Value Fund(4)	25,001,882	3,272,365	(161,756)	3,110,609
Value
Janus Adviser Mid Cap Value Fund	491,575,783	53,531,031	(5,433,508)	48,097,523
Janus Adviser Small Company Value Fund	22,447,587	9,359,800	(149,212)	9,210,588
International & Global
Janus Adviser Worldwide Fund	116,121,922	32,825,877	(3,383,543)	29,442,334
Janus Adviser International Equity Fund	2,745,127	189,460	(17,961)	171,499
Janus Adviser International Growth Fund	846,479,734	276,934,691	(17,665,372)	259,269,319
Alternative
Janus Adviser Long/Short Fund	22,291,670	1,974,305	(126,334)	1,847,971
Bond
Janus Adviser Flexible Bond Fund	47,639,416	236,261	(565,602)	(329,341)
Janus Adviser High-Yield Fund	3,615,451	80,790	(12,694)	68,096
Money Market
Janus Adviser Money Market Fund	11,099,523	–	–	–

(1)  Formerly named Janus Adviser Core Equity Fund.

(2)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(3)  Formerly named Janus Adviser Risk-Managed Core Fund.

(4)  Formerly named Janus Adviser Risk-Managed Value Fund.

Janus Adviser Series January 31, 2007 227

Notes to Financial Statements (unaudited) (continued)

Net capital loss carryovers as of July 31, 2006 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
for the year ended July 31, 2006

Fund	July 31, 2009	July 31, 2010	July 31, 2011	July 31, 2012	July 31, 2014	Accumulated Capital Losses
Growth & Core
Janus Adviser Large Cap Growth Fund	$–	$(9,047,046)	$(45,102,562)	$(7,776,684)	$–	$(61,926,292)
Janus Adviser Forty Fund	–	–	–	–	–	–
Janus Adviser Orion Fund	–	–	–	–	–	–
Janus Adviser Mid Cap Growth Fund(1)	–	(67,230,977)	(11,005,936)	–	–	(78,236,913)
Janus Adviser Small-Mid Growth Fund	–	–	–	–	(14,996)	(14,996)
Janus Adviser Growth and Income Fund	–	–	–	–	–	–
Janus Adviser Fundamental Equity Fund(2)	–	–	–	–	–	–
Janus Adviser Contrarian Fund	–	–	–	–	–	–
Janus Adviser Balanced Fund	–	–	–	–	–	–
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(3)	–	–	–	–	–	–
Janus Adviser INTECH Risk-Managed Core Fund(4)	–	–	–	–	–	–
Janus Adviser INTECH Risk-Managed Value Fund(5)	–	–	–	–	–	–
Value
Janus Adviser Mid Cap Value Fund(1)	(331,049)	(457,352)	–	–	–	(788,401)
Janus Adviser Small Company Value Fund	–	–	–	–	–	–
International & Global
Janus Adviser Worldwide Fund(1)	–	(31,810,853)	(101,879,046)	–	–	(133,689,899)
Janus Adviser International Growth Fund	–	–	(41,701,298)	–	–	(41,701,298)
Bond
Janus Adviser Flexible Bond Fund	–	–	–	–	(76,899)	(76,899)
Janus Adviser High-Yield Fund	–	–	–	–	(13,573)	(13,573)
Money Market
Janus Adviser Money Market Fund	–	–	–	–	–	–

(1) Capital loss carryovers subject to annual limitations.

(2) Formerly named Janus Adviser Core Equity Fund.

(3) Formerly named Janus Adviser Risk-Managed Growth Fund.

(4) Formerly named Janus Adviser Risk-Managed Core Fund.

(5) Formerly named Janus Adviser Risk-Managed Value Fund.

During the year ended July 31, 2006, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Loss Carryover Utilized
Growth & Core
Janus Adviser Large Cap Growth Fund	$27,520,169
Janus Adviser Forty Fund	109,434,650
Janus Adviser Mid Cap Growth Fund	14,942,524
Janus Adviser Growth and Income Fund	1,582,108
Value
Janus Adviser Mid Cap Value Fund	197,100
International & Global
Janus Adviser Worldwide Fund	70,705,987
Janus Adviser International Growth Fund	78,466,435

228 Janus Adviser Series January 31, 2007

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Janus Adviser Series January 31, 2007 229

Notes to Financial Statements (unaudited) (continued)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement).

Listed below are the gross expense ratios for the various Funds that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period ended January 31, 2007 (unaudited)
and each fiscal year or period ended July 31

	A Shares					C Shares								I Shares
Fund	2007(1)		2006(1)		2005(1)(2)	2007(1)		2006(1)		2005(1)	2004(1)	2003		2007(1)		2006(1)(3)
Growth & Core
Janus Adviser Large Cap Growth Fund	1.08%		1.23%		1.05%	1.83%		1.73%		1.81%	1.69%	1.70	%(4)	0.81%		0.54%
Janus Adviser Forty Fund	1.02%		1.06%		0.92%	1.71%		1.70%		1.74%	1.67%	1.70	%(4)	0.66%		0.70%
Janus Adviser Orion Fund	10.40%		23.29%		N/A	10.86%		24.49%		N/A	N/A	N/A		9.58%		14.69%
Janus Adviser Mid Cap Growth Fund	1.17%		1.28%		1.05%	1.91%		1.90%		1.87%	1.74%	1.72	%(4)	0.86%		0.94%
Janus Adviser Small-Mid Growth Fund	7.47%		15.80%		N/A	8.16%		17.57%		N/A	N/A	N/A		6.96%		11.37%
Janus Adviser Growth and Income Fund	0.98%		1.09%		0.98%	1.74%		1.66%		1.80%	1.72%	1.73	%(4)	0.89%		0.76%
Janus Adviser Fundamental Equity Fund(5)	1.20%		1.33%		1.29%	1.95%		1.96%		2.11%	1.96%	2.10	%(4)	0.91%		1.08%
Janus Adviser Contrarian Fund	1.99%		8.30%		N/A	2.67%		8.83%		N/A	N/A	N/A		1.59%		5.97%
Janus Adviser Balanced Fund	0.88%		0.93%		0.86%	1.63%		1.58%		1.68%	1.67%	1.68	%(4)	0.62%		0.63%
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(6)	0.83%		0.91%		0.93%	1.61%		1.64%		1.84%	2.04%	3.60	%(7)	0.57%		0.61%
Janus Adviser INTECH Risk-Managed Core Fund(8)	0.96%		1.24%		1.53%	1.72%		1.99%		2.68%	3.02%	4.08	%(7)	0.67%		0.84%
Janus Adviser INTECH Risk-Managed Value Fund(9)	1.52%		3.67	%(10)	N/A	2.26%		4.42	%(10)	N/A	N/A	N/A		1.25%		2.91	%(10)
Value
Janus Adviser Mid Cap Value Fund	1.03%		1.17%		1.08%	1.77%		1.93%		2.03%	2.44%	9.97	%(11)	0.72%		0.86%
Janus Adviser Small Company Value Fund	1.70%		2.13%		1.92%	2.47%		2.60%		2.68%	3.23%	10.53	%(12)	1.43%		1.88%
International & Global
Janus Adviser Worldwide Fund	1.09%		1.17%		0.95%	1.82%		1.68%		1.74%	1.72%	1.73	%(4)	0.99%		0.74%
Janus Adviser International Equity Fund	34.87	%(15)	N/A		N/A	35.80	%(15)	N/A		N/A	N/A	N/A		34.78	%(15)	N/A
Janus Adviser International Growth Fund	1.00%		1.04%		1.05%	1.75%		1.77%		1.83%	1.74%	1.77	%(4)	0.73%		0.75%
Alternative
Janus Adviser Long/Short Fund	8.49%		N/A		N/A	10.33%		N/A		N/A	N/A	N/A		6.90%		N/A
Bond
Janus Adviser Flexible Bond Fund	1.22%		1.43%		1.02%	1.97%		1.88%		1.84%	1.80%	1.81	%(4)	0.96%		1.10%
Janus Adviser High-Yield Fund	6.91%		11.08%		N/A	7.67%		12.24%		N/A	N/A	N/A		6.61%		7.69%
Money Market
Janus Adviser Money Market Fund	2.16%		2.41%		1.59%	2.14%		3.44%		2.22%	1.82%	1.93	%(4)	N/A		N/A

  (1)  The effect of non-recurring costs assumed by Janus Capital Management LLC (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements for all Funds except Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Contrarian Fund, Janus Adviser INTECH Risk-Managed Value Fund, Janus Adviser International Equity Fund, Janus Adviser Long/Short Fund and Janus Adviser High-Yield Fund and was less than 0.01%.

  (2)  Period from September 30, 2004 (inception date) through July 31, 2005.

  (3)  Period from November 28, 2005 (inception date of I Shares) through July 31, 2006.

  (4)  Period from September 30, 2002 (inception date) through July 31, 2003.

  (5)  Formerly named Janus Adviser Core Equity Fund.

  (6)  Formerly named Janus Adviser Risk-Managed Growth Fund.

  (7)  Period from January 2, 2003 (inception date) through July 31, 2003.

  (8)  Formerly named Janus Adviser Risk-Managed Core Fund.

  (9)  Formerly named Janus Adviser Risk-Managed Value Fund.

  (10)  Period from December 30, 2005 (inception date) through July 31, 2006.

  (11)  Period from December 31, 2002 (inception date) through July 31, 2003.

  (12)  Period from April 22, 2003 (inception date) through July 31, 2003.

  (13)  Period from October 1, 2002 through July 31, 2003.

  (14)  The ratios were 3.37%, 2.49% and 4.66% for the Berger Small Cap Value Fund II Investor Shares, Institutional Shares and Service Shares, respectively, for the period from March 28, 2002 (inception date) through September 30, 2002.

  (15)  Period from November 28, 2006 (inception date) through January 31, 2007.

230 Janus Adviser Series January 31, 2007

	R Shares					S Shares
Fund	2007(1)		2006(1)		2005(1)(2)	2007(1)		2006(1)		2005(1)	2004(1)	2003		2002
Growth & Core
Janus Adviser Large Cap Growth Fund	1.53%		1.53%		1.46%	1.28%		1.27%		1.22%	1.19%	1.20%		1.21%
Janus Adviser Forty Fund	1.41%		1.46%		1.42%	1.15%		1.18%		1.16%	1.17%	1.19%		1.18%
Janus Adviser Orion Fund	11.23%		24.70%		N/A	10.65%		23.86%		N/A	N/A	N/A		N/A
Janus Adviser Mid Cap Growth Fund	1.62%		1.71%		1.55%	1.36%		1.38%		1.30%	1.22%	1.22%		1.20%
Janus Adviser Small-Mid Growth Fund	7.88%		20.99%		N/A	7.69%		19.38%		N/A	N/A	N/A		N/A
Janus Adviser Growth and Income Fund	1.45%		1.50%		1.46%	1.20%		1.23%		1.21%	1.22%	1.22%		1.23%
Janus Adviser Fundamental Equity Fund(5)	1.67%		1.77%		1.75%	1.41%		1.49%		1.51%	1.46%	1.61%		1.70%
Janus Adviser Contrarian Fund	2.47%		18.91%		N/A	2.18%		15.34%		N/A	N/A	N/A		N/A
Janus Adviser Balanced Fund	1.35%		1.38%		1.32%	1.10%		1.11%		1.08%	1.17%	1.18%		1.19%
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(6)	1.31%		1.39%		1.53%	1.07%		1.15%		1.27%	1.53%	2.50	%(7)	N/A
Janus Adviser INTECH Risk-Managed Core Fund(8)	1.43%		1.78%		2.41%	1.17%		1.50%		2.13%	2.53%	3.58	%(7)	N/A
Janus Adviser INTECH Risk-Managed Value Fund(9)	1.99%		4.17	%(10)	N/A	1.74%		3.92	%(10)	N/A	N/A	N/A		N/A
Value
Janus Adviser Mid Cap Value Fund	1.47%		1.58%		1.68%	1.21%		1.33%		1.52%	1.94%	6.50	%(11)	N/A
Janus Adviser Small Company Value Fund	2.17%		2.38%		5.06%	1.90%		2.10%		2.12%	2.67%	2.93	%(13)	N/A(14)
International & Global
Janus Adviser Worldwide Fund	1.55%		1.46%		1.39%	1.29%		1.19%		1.15%	1.22%	1.23%		1.21%
Janus Adviser International Equity Fund	34.69	%(15)	N/A		N/A	34.42	%(15)	N/A		N/A	N/A	N/A		N/A
Janus Adviser International Growth Fund	1.47%		1.52%		1.50%	1.20%		1.24%		1.25%	1.25%	1.26%		1.26%
Alternative
Janus Adviser Long/Short Fund	13.01%		N/A		N/A	12.67%		N/A		N/A	N/A	N/A		N/A
Bond
Janus Adviser Flexible Bond Fund	1.71%		1.75%		1.49%	1.43%		1.48%		1.24%	1.30%	1.33%		1.41%
Janus Adviser High-Yield Fund	7.41%		11.98%		N/A	7.16%		11.58%		N/A	N/A	N/A		N/A
Money Market
Janus Adviser Money Market Fund	N/A		N/A		N/A	2.36%		2.44%		1.79%	1.53%	1.35%		0.97%

Janus Adviser Series January 31, 2007 231

Notes to Financial Statements (unaudited) (continued)

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended January 31, 2007 (unaudited) and the fiscal year or period ended July 31, 2006	Janus Adviser Large Cap Growth Fund			Janus Adviser Forty Fund		Janus Adviser Orion Fund
(all numbers in thousands)	2007	2006		2007	2006	2007	2006
Transactions in Fund Shares - A Shares
Shares sold	9	1		2,324	10,911	63	33
Reinvested dividends and distributions	–	–		15	–	–	–
Shares repurchased	(2)	–		(1,053)	(1,962)	(5)	(2)
Net Increase/(Decrease) in Fund Shares	7	1		1,286	8,949	58	31
Shares Outstanding, Beginning of Period	2	1		10,045	1,096	31	–
Shares Outstanding, End of Period	9	2		11,331	10,045	89	31
Transactions in Fund Shares - C Shares
Shares sold	12	19		724	1,131	67	34
Reinvested dividends and distributions	–	–		50	–	–	–
Shares repurchased	(12)	(18)		(171)	(188)	(1)	(1)
Net Increase/(Decrease) in Fund Shares	–	1		603	943	66	33
Shares Outstanding, Beginning of Period	108	107		1,852	909	33	–
Shares Outstanding, End of Period	108	108		2,455	1,852	99	33
Transactions in Fund Shares - I Shares(1)
Shares sold	17	328,569	*	852	300	5	1
Reinvested dividends and distributions	–	–		1	–	–	–
Shares repurchased	–	(328,104	)*	(12)	–	–	–
Net Increase/(Decrease) in Fund Shares	17	465	*	841	300	5	1
Shares Outstanding, Beginning of Period	–	–		300	–	1	–
Shares Outstanding, End of Period	17	465	*	1,141	300	6	1
Transactions in Fund Shares - R Shares
Shares sold	–	–		204	260	11	25
Reinvested dividends and distributions	–	–		9	–	–	–
Shares repurchased	–	–		(65)	(17)	–	–
Net Increase/(Decrease) in Fund Shares	–	–		148	243	11	25
Shares Outstanding, Beginning of Period	1	1		243	–	25	–
Shares Outstanding, End of Period	1	1		391	243	36	25
Transactions in Fund Shares - S Shares:
Shares sold	900	1,761		15,478	22,200	20	28
Reinvested dividends and distributions	1	–		1,892	–	–	–
Shares repurchased	(1,461)	(4,857)		(7,496)	(11,007)	(1)	–
Net Increase/(Decrease) in Fund Shares	(560)	(3,096)		9,874	11,193	19	28
Shares Outstanding, Beginning of Period	7,244	10,340		50,903	39,710	28	–
Shares Outstanding, End of Period	6,684	7,244		60,777	50,903	47	28

  *  Shares are not in thousands

(1)  Transactions in Fund Shares – I Shares are for the period from November 28, 2005 (inception date) through July 31, 2006.

232 Janus Adviser Series January 31, 2007

For the six-month period ended January 31, 2007 (unaudited) and the fiscal year or period ended July 31, 2006	Janus Adviser Mid Cap Growth Fund		Janus Adviser Small-Mid Growth Fund		Janus Adviser Growth and Income Fund
(all numbers in thousands)	2007	2006	2007	2006	2007	2006
Transactions in Fund Shares - A Shares
Shares sold	35	47	6	94	111	72
Reinvested dividends and distributions	–	–	1	–	4	1
Shares repurchased	(9)	(11)	(17)	(18)	(7)	(11)
Net Increase/(Decrease) in Fund Shares	26	36	(10)	76	108	62
Shares Outstanding, Beginning of Period	48	12	76	–	71	9
Shares Outstanding, End of Period	74	48	66	76	179	71
Transactions in Fund Shares - C Shares
Shares sold	35	65	13	76	108	166
Reinvested dividends and distributions	–	–	–	–	25	7
Shares repurchased	(9)	(17)	(2)	(6)	(104)	(208)
Net Increase/(Decrease) in Fund Shares	26	48	11	70	29	(35)
Shares Outstanding, Beginning of Period	151	103	70	–	485	520
Shares Outstanding, End of Period	177	151	81	70	514	485
Transactions in Fund Shares - I Shares(1)
Shares sold	2	2	28	31	5	1
Reinvested dividends and distributions	–	–	–	–	–	–
Shares repurchased	–	–	–	–	–	–
Net Increase/(Decrease) in Fund Shares	2	2	28	31	5	1
Shares Outstanding, Beginning of Period	2	–	31	–	1	–
Shares Outstanding, End of Period	4	2	59	31	6	1
Transactions in Fund Shares - R Shares
Shares sold	8	8	–	33	77	132
Reinvested dividends and distributions	–	–	–	–	12	1
Shares repurchased	(1)	–	–	–	(13)	(28)
Net Increase/(Decrease) in Fund Shares	7	8	–	33	76	105
Shares Outstanding, Beginning of Period	8	–	33	–	106	1
Shares Outstanding, End of Period	15	8	33	33	182	106
Transactions in Fund Shares - S Shares:
Shares sold	400	977	5	38	1,755	5,082
Reinvested dividends and distributions	–	–	–	–	992	298
Shares repurchased	(800)	(1,388)	(7)	(4)	(2,719)	(2,982)
Net Increase/(Decrease) in Fund Shares	(400)	(411)	(2)	34	28	2,398
Shares Outstanding, Beginning of Period	3,200	3,611	34	–	14,902	12,504
Shares Outstanding, End of Period	2,800	3,200	32	34	14,930	14,902

  (1)  Transactions in Fund Shares – I Shares are for the period from November 28, 2005 (inception date) through July 31, 2006.

Janus Adviser Series January 31, 2007 233

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended January 31, 2007 (unaudited) and the fiscal year or period ended July 31, 2006	Janus Adviser Fundamental Equity Fund(1)		Janus Adviser Contrarian Fund		Janus Adviser Balanced Fund
(all numbers in thousands)	2007	2006	2007	2006	2007		2006
Transactions in Fund Shares - A Shares
Shares sold	21	67	597	507	22		28
Reinvested dividends and distributions	3	–	–	–	2		–
Shares repurchased	(17)	(2)	(21)	(1)	(5)		(3)
Net Increase/(Decrease) in Fund Shares	7	65	576	506	19		25
Shares Outstanding, Beginning of Period	68	3	506	–	28		3
Shares Outstanding, End of Period	75	68	1,082	506	47		28
Transactions in Fund Shares - C Shares
Shares sold	66	215	894	349	40		82
Reinvested dividends and distributions	41	41	–	–	41		16
Shares repurchased	(49)	(51)	(56)	(7)	(58)		(104)
Net Increase/(Decrease) in Fund Shares	58	205	838	342	23		(6)
Shares Outstanding, Beginning of Period	655	450	342	–	670		676
Shares Outstanding, End of Period	713	655	1,180	342	693		670
Transactions in Fund Shares - I Shares(2)
Shares sold	–	6	94	5	–		377 *
Reinvested dividends and distributions	–	–	–	–	35	*	19 *
Shares repurchased	–	–	(2)	–	–		–
Net Increase/(Decrease) in Fund Shares	–	6	92	5	35	*	396 *
Shares Outstanding, Beginning of Period	6	–	5	–	396	*	–
Shares Outstanding, End of Period	6	6	97	5	431	*	396 *
Transactions in Fund Shares - R Shares
Shares sold	4	3	15	25	1		1
Reinvested dividends and distributions	–	–	–	–	–		–
Shares repurchased	(2)	(1)	–	–	–		–
Net Increase/(Decrease) in Fund Shares	2	2	15	25	1		1
Shares Outstanding, Beginning of Period	3	1	25	–	1		–
Shares Outstanding, End of Period	5	3	40	25	2		1
Transactions in Fund Shares - S Shares:
Shares sold	1,346	1,519	246	60	1,588		2,891
Reinvested dividends and distributions	215	232	–	–	1,551		748
Shares repurchased	(522)	(864)	(35)	(5)	(2,652)		(7,301)
Net Increase/(Decrease) in Fund Shares	1,039	887	211	55	487		(3,662)
Shares Outstanding, Beginning of Period	2,787	1,900	55	–	19,280		22,942
Shares Outstanding, End of Period	3,826	2,787	266	55	19,767		19,280

  *  Shares are not in thousands

  (1)  Formerly named Janus Adviser Core Equity Fund.

  (2)  Transactions in Fund Shares – I Shares are for the period from November 28, 2005 (inception date) through July 31, 2006.

234 Janus Adviser Series January 31, 2007

For the six-month period ended January 31, 2007 (unaudited) and the fiscal year or period ended July 31, 2006	Janus Adviser INTECH Risk-Managed Growth Fund(1)		Janus Adviser INTECH Risk-Managed Core Fund(2)		Janus Adviser INTECH Risk-Managed Value Fund(3)
(all numbers in thousands)	2007	2006(4)	2007	2006(4)	2007	2006(5)
Transactions in Fund Shares - A Shares
Shares sold	688	1,622	550	1,157	11	25
Reinvested dividends and distributions	5	48	4	11	1	–
Shares repurchased	(277)	(227)	(561)	(209)	–	–
Net Increase/(Decrease) in Fund Shares	416	1,443	(7)	959	12	25
Shares Outstanding, Beginning of Period	2,410	967	1,207	248	25	–
Shares Outstanding, End of Period	2,826	2,410	1,200	1,207	37	25
Transactions in Fund Shares - C Shares
Shares sold	255	695	446	750	10	25
Reinvested dividends and distributions	–	11	2	15	–	–
Shares repurchased	(137)	(513)	(77)	(488)	–	–
Net Increase/(Decrease) in Fund Shares	118	193	371	277	10	25
Shares Outstanding, Beginning of Period	970	777	971	694	25	–
Shares Outstanding, End of Period	1,088	970	1,342	971	35	25
Transactions in Fund Shares - I Shares
Shares sold	58,428	19,946	1,878	4,154	1,406	2,045
Reinvested dividends and distributions	312	8	34	–	29	–
Shares repurchased	(4,792)	(696)	(125)	(38)	(635)	(288)
Net Increase/(Decrease) in Fund Shares	53,948	19,258	1,787	4,116	800	1,757
Shares Outstanding, Beginning of Period	19,258	–	4,116	–	1,757	–
Shares Outstanding, End of Period	73,206	19,258	5,903	4,116	2,557	1,757
Transactions in Fund Shares - R Shares
Shares sold	–	–	3	–	–	25
Reinvested dividends and distributions	–	–	–	–	–	–
Shares repurchased	–	–	–	–	–	–
Net Increase/(Decrease) in Fund Shares	–	–	3	–	–	25
Shares Outstanding, Beginning of Period	1	1	1	1	25	–
Shares Outstanding, End of Period	1	1	4	1	25	25
Transactions in Fund Shares - S Shares:
Shares sold	2,588	6,805	1,438	1,185	–	25
Reinvested dividends and distributions	9	335	12	65	–	–
Shares repurchased	(1,204)	(3,240)	(112)	(776)	–	–
Net Increase/(Decrease) in Fund Shares	1,393	3,900	1,338	474	–	25
Shares Outstanding, Beginning of Period	9,530	5,630	1,347	873	25	–
Shares Outstanding, End of Period	10,923	9,530	2,685	1,347	25	25

  (1)  Formerly named Janus Adviser Risk-Managed Growth Fund.

  (2)  Formerly named Janus Adviser Risk-Managed Core Fund.

  (3)  Formerly named Janus Adviser Risk-Managed Value Fund.

  (4)  Transactions in Fund Shares – I Shares are for the period from November 28, 2005 (inception date) through July 31, 2006.

  (5)  Period from December 30, 2005 (inception date) through July 31, 2006.

Janus Adviser Series January 31, 2007 235

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended January 31, 2007 (unaudited) and the fiscal year or period ended July 31, 2006	Janus Adviser Mid Cap Value Fund		Janus Adviser Small Company Value Fund		Janus Adviser Worldwide Fund
(all numbers in thousands)	2007	2006	2007	2006	2007		2006
Transactions in Fund Shares - A Shares
Shares sold	3,680	11,013	6	26	5		1
Reinvested dividends and distributions	298	114	1	–	–		–
Shares repurchased	(705)	(1,125)	(4)	(3)	–		–
Net Increase/(Decrease) in Fund Shares	3,273	10,002	3	23	5		1
Shares Outstanding, Beginning of Period	11,611	1,609	24	1	2		1
Shares Outstanding, End of Period	14,884	11,611	27	24	7		2
Transactions in Fund Shares - C Shares
Shares sold	477	1,361	33	25	6		1
Reinvested dividends and distributions	19	19	2	2	1		–
Shares repurchased	(154)	(126)	(9)	(15)	(1)		(5)
Net Increase/(Decrease) in Fund Shares	342	1,254	26	12	6		(4)
Shares Outstanding, Beginning of Period	1,863	609	65	53	25		29
Shares Outstanding, End of Period	2,205	1,863	91	65	31		25
Transactions in Fund Shares - I Shares(1)
Shares sold	2,541	1,570	13	19	5		350	*
Reinvested dividends and distributions	56	–	1	–	–		5	*
Shares repurchased	(155)	(67)	(7)	(2)	–		–
Net Increase/(Decrease) in Fund Shares	2,442	1,503	7	17	5		355	*
Shares Outstanding, Beginning of Period	1,503	–	17	–	–		–
Shares Outstanding, End of Period	3,945	1,503	24	17	5		355	*
Transactions in Fund Shares - R Shares
Shares sold	46	95	63	137	2	*	3	*
Reinvested dividends and distributions	2	1	9	7	8	*	3	*
Shares repurchased	(45)	(23)	(37)	(51)	(2	)*	(3	)*
Net Increase/(Decrease) in Fund Shares	3	73	35	93	8	*	3	*
Shares Outstanding, Beginning of Period	116	43	253	160	406	*	403	*
Shares Outstanding, End of Period	119	116	288	253	414	*	406	*
Transactions in Fund Shares - S Shares:
Shares sold	1,363	2,848	412	1,261	405		1,581
Reinvested dividends and distributions	97	96	46	48	83		119
Shares repurchased	(990)	(1,116)	(877)	(955)	(1,483)		(13,399)
Net Increase/(Decrease) in Fund Shares	470	1,828	(419)	354	(995)		(11,699)
Shares Outstanding, Beginning of Period	4,484	2,656	1,887	1,533	5,100		16,799
Shares Outstanding, End of Period	4,954	4,484	1,468	1,887	4,105		5,100

  *  Shares are not in thousands

(1)  Transactions in Fund Shares – I Shares are for the period from November 28, 2005 (inception date) through July 31, 2006.

236 Janus Adviser Series January 31, 2007

For the six-month period ended January 31, 2007 (unaudited) and the fiscal year or period ended July 31, 2006	Janus Adviser International Equity Fund	Janus Adviser International Growth Fund		Janus Adviser Long/Short Fund
(all numbers in thousands)	2007(1)	2007	2006	2007
Transactions in Fund Shares - A Shares
Shares sold	51	734	564	546
Reinvested dividends and distributions	–	5	–	2
Shares repurchased	–	(90)	(119)	(1)
Net Increase/(Decrease) in Fund Shares	51	649	445	547
Shares Outstanding, Beginning of Period	–	448	3	–
Shares Outstanding, End of Period	51	1,097	448	547
Transactions in Fund Shares - C Shares
Shares sold	51	852	607	352
Reinvested dividends and distributions	–	6	–	1
Shares repurchased	–	(38)	(29)	(1)
Net Increase/(Decrease) in Fund Shares	51	820	578	352
Shares Outstanding, Beginning of Period	–	655	77	–
Shares Outstanding, End of Period	51	1,475	655	352
Transactions in Fund Shares - I Shares(2)
Shares sold	83	359	312	880
Reinvested dividends and distributions	–	4	–	2
Shares repurchased	–	(24)	(68)	–
Net Increase/(Decrease) in Fund Shares	83	339	244	882
Shares Outstanding, Beginning of Period	–	244	–	–
Shares Outstanding, End of Period	83	583	244	882
Transactions in Fund Shares - R Shares
Shares sold	50	108	19	100
Reinvested dividends and distributions	–	–	–	–
Shares repurchased	–	(6)	(4)	–
Net Increase/(Decrease) in Fund Shares	50	102	15	100
Shares Outstanding, Beginning of Period	–	15	–	–
Shares Outstanding, End of Period	50	117	15	100
Transactions in Fund Shares - S Shares:
Shares sold	51	5,490	7,509	119
Reinvested dividends and distributions	–	110	61	1
Shares repurchased	–	(1,756)	(4,251)	–
Net Increase/(Decrease) in Fund Shares	51	3,844	3,319	120
Shares Outstanding, Beginning of Period	–	12,813	9,494	–
Shares Outstanding, End of Period	51	16,657	12,813	120

(1)  Period from November 28, 2006 (inception) through January 31, 2007.

(2)  Transactions in Fund Shares – I Shares are for the period from November 28, 2005 (inception date) through July 31, 2006.

Janus Adviser Series January 31, 2007 237

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended January 31, 2007 (unaudited) and the fiscal year or period ended July 31, 2006	Janus Adviser Flexible Bond Fund		Janus Adviser High-Yield Fund		Janus Adviser Money Market Fund
(all numbers in thousands)	2007	2006	2007	2006	2007	2006
Transactions in Fund Shares - A Shares
Shares sold	41	90	9	82	326	195
Reinvested dividends and distributions	2	1	2	4	8	1
Shares repurchased	(17)	(12)	(11)	–	(48)	(10)
Net Increase/(Decrease) in Fund Shares	26	79	–	86	286	186
Shares Outstanding, Beginning of Period	85	6	86	–	196	10
Shares Outstanding, End of Period	111	85	86	86	482	196
Transactions in Fund Shares - C Shares
Shares sold	46	53	5	65	358	267
Reinvested dividends and distributions	5	12	2	3	9	3
Shares repurchased	(90)	(143)	–	–	(318)	(49)
Net Increase/(Decrease) in Fund Shares	(39)	(78)	7	68	49	221
Shares Outstanding, Beginning of Period	382	460	68	–	231	10
Shares Outstanding, End of Period	343	382	75	68	280	231
Transactions in Fund Shares - I Shares(1)
Shares sold	8	1	10	1	N/A	N/A
Reinvested dividends and distributions	–	–	–	–	N/A	N/A
Shares repurchased	–	–	–	–	N/A	N/A
Net Increase/(Decrease) in Fund Shares	8	1	10	1	N/A	N/A
Shares Outstanding, Beginning of Period	1	–	1	–	N/A	N/A
Shares Outstanding, End of Period	9	1	11	1	N/A	N/A
Transactions in Fund Shares - R Shares
Shares sold	8	–	–	62	N/A	N/A
Reinvested dividends and distributions	–	–	2	4	N/A	N/A
Shares repurchased	–	–	–	–	N/A	N/A
Net Increase/(Decrease) in Fund Shares	8	–	2	66	N/A	N/A
Shares Outstanding, Beginning of Period	1	1	66	–	N/A	N/A
Shares Outstanding, End of Period	9	1	68	66	N/A	N/A
Transactions in Fund Shares - S Shares:
Shares sold	427	810	–	65	4,855	7,979
Reinvested dividends and distributions	77	191	3	4	228	333
Shares repurchased	(720)	(1,810)	–	(3)	(4,644)	(8,516)
Net Increase/(Decrease) in Fund Shares	(216)	(809)	3	66	439	(204)
Shares Outstanding, Beginning of Period	3,538	4,347	66	–	9,878	10,082
Shares Outstanding, End of Period	3,322	3,538	69	66	10,317	9,878

(1)  Transactions in Fund Shares – I Shares are for the period from November 28, 2005 (inception date) through July 31, 2006.

238 Janus Adviser Series January 31, 2007

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended January 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities, option contracts and mortgage dollar roll transactions) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Growth & Core
Janus Adviser Large Cap Growth Fund	$17,902,923	$32,767,806	$2,231,152	$818,594
Janus Adviser Forty Fund	739,224,024	340,494,587	–	–
Janus Adviser Orion Fund	1,873,500	228,310	–	–
Janus Adviser Mid Cap Growth Fund	13,996,126	20,887,361	–	–
Janus Adviser Small-Mid Growth Fund	1,767,141	1,602,674	–	–
Janus Adviser Growth and Income Fund	61,247,320	90,887,516	–	–
Janus Adviser Fundamental Equity Fund(1)	24,007,510	8,797,851	–	–
Janus Adviser Contrarian Fund	21,779,276	879,232	–	–
Janus Adviser Balanced Fund	89,873,515	125,678,105	83,928,947	62,419,543
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(2)	1,075,964,541	343,347,744	–	–
Janus Adviser INTECH Risk-Managed Core Fund(3)	95,946,661	56,524,591	–	–
Janus Adviser INTECH Risk-Managed Value Fund(4)	18,682,940	13,593,219	–	–
Value
Janus Adviser Mid Cap Value Fund	264,387,003	153,748,001	–	–
Janus Adviser Small Company Value Fund	15,607,261	15,615,207	–	–
International & Global
Janus Adviser Worldwide Fund	21,767,155	54,365,082	–	–
Janus Adviser International Equity Fund(5)	2,720,741	255,399	–	–
Janus Adviser International Growth Fund	421,740,732	181,702,234	–	–
Alternative
Janus Adviser Long/Short Fund	23,313,876	3,444,043	–	–
Bond
Janus Adviser Flexible Bond Fund	9,580,411	7,578,811	20,997,480	25,185,559
Janus Adviser High-Yield Fund	1,707,382	1,411,437	19,930	19,875
Money Market
Janus Adviser Money Market Fund	–	–	–	–

(1)  Formerly named Janus Adviser Core Equity Fund.

(2)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(3)  Formerly named Janus Adviser Risk-Managed Core Fund.

(4)  Formerly named Janus Adviser Risk-Managed Value Fund.

(5)  Period from November 28, 2006 (inception date) through January 31, 2007.

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI

Janus Adviser Series January 31, 2007 239

Notes to Financial Statements (unaudited) (continued)

(Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the Court.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

8. SUBSEQUENT EVENT

Effective February 23, 2007, three new Funds will be added as additional series to the Trust: Janus Institutional Money Market Fund, Janus Institutional Government Money Market Fund, and Janus Institutional Cash Management Fund. Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund will offer five classes of shares: Institutional Shares, Premium Shares, Primary Shares, Select Shares, and Service Shares. Janus Institutional Cash Management Fund will offer two Classes of Shares: Institutional Shares and PremiumShares. Please see a prospectus for more information.

240 Janus Adviser Series January 31, 2007

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

For Janus Adviser Long/Short Fund and Janus Adviser International Equity Fund

The Trustees of Janus Adviser Series, more than eighty-five percent of whom ("Independent Trustees") have never been affiliated with the investment adviser of Janus Adviser Long/Short Fund and Janus Adviser International Equity Fund (the "New Funds"), considered the proposed investment advisory agreements for the New Funds. In the course of their consideration of those agreements the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital (or the "Adviser") in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information provided to the Trustees by their independent fee consultant. Based on their evaluation of that information and other information, the Trustees, including all of the Independent Trustees, at meetings held on December 6, 2005 and September 6, 2006 with respect to the Long/Short Fund and International Equity Fund, respectively, approved the investment advisory agreements for the New Funds for a period through February 1, 2008.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described as follows.

Nature, Extent and Quality of Services

The Trustees' analysis of the nature, extent, and quality of the Adviser's services to the New Funds took into account the investment objectives and strategies of the New Funds and the knowledge of the Trustees gained from the Trustees' regular meetings with management throughout the prior year. In addition, the Trustees reviewed the Adviser's resources and key personnel, especially those who would be providing investment management and administrative services to the New Funds. The Trustees also considered other services to be provided to the New Funds by the Adviser, such as selecting broker-dealers for executing portfolio transactions, serving as the New Funds' administrator, monitoring adherence to the New Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent, and quality of the services to be provided by the Adviser to the New Funds were appropriate and consistent with the terms of the respective proposed advisory agreements and that the New Funds were likely to benefit from services provided under their agreements with the Adviser. They also concluded that the quality of Janus Capital's services to the other Funds for which Janus Capital serves as investment adviser has been very good. In reaching their conclusions, the Trustees considered (i) information provided by Janus Capital in connection with the Independent Trustees' consideration of the continuation of other investment advisory agreements entered into with Janus Capital on behalf of other Funds, and (ii) the key factors described in materials previously provided by their independent counsel, which factors addressed information provided by their independent fee consultant, including the various fees to be paid by the New Funds, the fee structure to be utilized, how those fees compared to those charged by peer funds, and the estimated profitability of each New Fund to Janus Capital, as well as the following:

•  Because Janus Capital's principal responsibility regarding the New Funds is management of the New Funds' investment portfolio, the investment performance achieved by Janus Capital for other Funds is an important indicator of the quality of services provided;

Janus Adviser Series January 31, 2007 241

Additional Information (unaudited) (continued)

•  Besides investment management, Janus Capital and its affiliates will provide the New Funds with general administration services, including the preparation of regulatory filings, provide services to shareholders, and manage the relationships of the Funds and Janus Capital with third party service providers;

•  The quality of Janus Capital's services is consistent with or superior to quality norms in the mutual fund industry;

•  Janus Capital has sufficient personnel, with the appropriate education and experience, to serve the New Funds effectively, and has demonstrated its continuing ability to attract and retain well qualified personnel; and

•  Janus Capital's financial condition is sound.

Costs of Services Provided/Economics of Scale

The Trustees examined the fee information and expenses for each New Fund in comparison to information for other comparable funds as provided by Lipper Inc., an independent provider of investment company data.

The Trustees considered the methodology used by the Adviser in determining compensation payable to the portfolio managers and the competition for investment management talent, and they also considered the competitive market for mutual funds in different distribution channels.

The Trustees concluded that the estimated overall expense ratio of each class of shares of each New Fund, taking into account the expense limitations agreed to by Janus Capital, was comparable to or more favorable than the expense ratios of its peers and that the fees that the New Funds will pay to Janus Capital are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital charges to other similarly situated clients. The Trustees also concluded that, until there was significant growth in the New Funds' assets, it was premature to attempt to analyze potential future economies of scale.

Benefits Derived from the Relationship with the New Funds

The Trustees also considered benefits that would accrue to the Adviser and its affiliates from their relationship with the New Funds. The Trustees recognized that two affiliates of the Adviser would serve the New Funds as transfer agent and distributor, respectively, and that the transfer agent would receive compensation from the New Funds' Class R Shares and Class S Shares for its services to the New Funds. The Trustees also considered the Adviser's use of commissions (to be paid by the New Funds on their portfolio brokerage transactions) to obtain proprietary research products and services benefiting the New Funds and/or other clients of the Adviser and the Adviser's agreement not to use the New Funds' portfolio brokerage transactions to obtain third party research through brokers.

The Trustees concluded that, other than the services to be provided by the Adviser and its affiliates pursuant to the proposed agreements and the fees to be paid by the New Funds therefor, the New Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser would benefit from the receipt of proprietary research products and services to be acquired through commissions paid on portfolio transactions of the New Funds and that the New Funds would benefit from the Adviser's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. The Trustees concluded that the Adviser's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements. They also concluded that success of the New Funds could attract other business to the Adviser or its other funds and that the success of the Adviser could enhance the Adviser's ability to serve the New Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that approval of the New Funds' agreements was in the best interests of the New Funds and their shareholders.

FOR ALL FUNDS EXCEPT JANUS ADVISER INTERNATIONAL EQUITY FUND AND JANUS ADVISER LONG/SHORT FUND

The Trustees of Janus Adviser Series, more than eighty-five percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the four Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The

242 Janus Adviser Series January 31, 2007

Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their independent legal counsel.

At a meeting held on December 20, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between each Fund and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund that was effective as of July 1, 2006, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2007 through February 1, 2008 (January 1, 2007 through January 1, 2008 for Janus Adviser INTECH Risk-Managed Core Fund), subject to earlier termination as provided in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address a small portion of the Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a

Janus Adviser Series January 31, 2007 243

Additional Information (unaudited) (continued)

good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees had previously negotiated with Janus Capital a temporary waiver of a portion of the investment advisory fee paid by Janus Adviser Worldwide Fund to Janus Capital to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark index performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

244 Janus Adviser Series January 31, 2007

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from certain share classes of the Funds for services provided. The Trustees also considered Janus Capital's past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting those Funds and/or other clients of Janus Capital, as well as Janus Capital's prior agreement not to use any Fund's brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, all of the Trustees, including all of the Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, was in the best interest of the respective Funds and their shareholders.

Janus Adviser Series January 31, 2007 245

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each class of the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund Shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing options contracts follows each Fund's Schedule of Investments (if applicable). Option contracts are contracts that obligate to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for

246 Janus Adviser Series January 31, 2007

each class of the Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. Each Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value ("NAV") for current and past reporting periods for each class of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Adviser Series January 31, 2007 247

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Funds distributed by Janus Distributors LLC (2/07)

C-0307-52  108-24-500 02-07

Item 2 - Code of Ethics
Not applicable to semi-annual reports;

Item 3 - Audit Committee Financial Expert
Not applicable to semi-annual reports;

Item 4 - Principal Accountant Fees and Services
Not applicable to semi-annual reports;

Item 5 - Audit Committee of Listed Registrants
Not applicable.

Item 6 - Schedule of Investments
Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies
Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.

Item 10 - Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 - Controls and Procedures

(a)          The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)         There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2) Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

(b)         A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Adviser Series

By:	/s/ Andrew J. Iseman
Andrew J. Iseman,
President and Chief Executive Officer of Janus Adviser Series (Principal
Executive Officer)

Date: March 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew J. Iseman
Andrew J. Iseman,
President and Chief Executive Officer of Janus Adviser Series (Principal
Executive Officer)

Date: March 26, 2007

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal
Accounting Officer of Janus Adviser Series (Principal Accounting
Officer and Principal Financial Officer)

Date: March 26, 2007